UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  July 31

Date of reporting period:  January 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SemiAnnual Report
January 31, 2021
Columbia Floating Rate Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Floating Rate Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Floating Rate Fund  |  Semiannual Report 2021

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, preservation of capital.
Portfolio management
Steven Columbaro, CFA
Lead Portfolio Manager
Managed Fund since November 2020
Vesa Tontti, CFA
Portfolio Manager
Managed Fund since 2019
Daniel DeYoung
Portfolio Manager
Managed Fund since November 2020
Average annual total returns (%) (for the period ended January 31, 2021)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/16/06	7.27	1.87	4.78	3.83
	Including sales charges		4.02	-1.22	4.15	3.52
Advisor Class*		02/28/13	7.48	2.07	5.05	4.03
Class C	Excluding sales charges	02/16/06	6.90	1.02	4.00	3.06
	Including sales charges		5.90	0.04	4.00	3.06
Institutional Class		09/27/10	7.51	2.10	5.04	4.08
Institutional 2 Class		08/01/08	7.44	2.09	5.08	4.15
Institutional 3 Class*		06/01/15	7.52	2.17	5.12	4.03
Class R		09/27/10	7.22	1.59	4.51	3.57
Credit Suisse Leveraged Loan Index			7.26	3.53	5.61	4.40
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Floating Rate Fund | Semiannual Report 2021	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at January 31, 2021)
Common Stocks	1.5
Convertible Bonds	0.2
Corporate Bonds & Notes	4.0
Exchange-Traded Fixed Income Funds	1.0
Money Market Funds	4.9
Senior Loans	87.9
Warrants	0.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at January 31, 2021)
BBB rating	1.1
BB rating	31.3
B rating	59.2
CCC rating	5.4
CC rating	0.5
Not rated	2.5
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating assigned by Moody’s, as available. If Moody’s doesn’t rate a bond, then the S&P rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral. Additionally, the Investment Manager considers the interest rate to be paid on the investment, the portfolio’s exposure to a particular sector, and the relative value of the loan within the sector, among other factors.

4	Columbia Floating Rate Fund | Semiannual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2020 — January 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,072.70	1,019.85	5.27	5.14	1.02
Advisor Class	1,000.00	1,000.00	1,074.80	1,021.09	3.98	3.88	0.77
Class C	1,000.00	1,000.00	1,069.00	1,016.11	9.13	8.90	1.77
Institutional Class	1,000.00	1,000.00	1,075.10	1,021.09	3.98	3.88	0.77
Institutional 2 Class	1,000.00	1,000.00	1,074.40	1,021.29	3.78	3.68	0.73
Institutional 3 Class	1,000.00	1,000.00	1,075.20	1,021.54	3.52	3.43	0.68
Class R	1,000.00	1,000.00	1,072.20	1,018.60	6.56	6.39	1.27
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Floating Rate Fund | Semiannual Report 2021	5

Portfolio of Investments
January 31, 2021 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 1.5%
Issuer	Shares	Value ($)
Communication Services 1.0%
Diversified Telecommunication Services 0.0%
Cincinnati Bell, Inc.(a)	9,438	143,835
Entertainment 0.9%
MGM Holdings II, Inc.(a)	53,207	5,258,634
Media 0.1%
Clear Channel Outdoor Holdings, Inc.(a)	198,952	395,914
Cumulus Media, Inc., Class A(a)	26,885	233,362
Star Tribune Co. (The)(a),(b),(c)	1,098	—
Tribune Publishing Co.	4,413	64,474
Total		693,750
Total Communication Services		6,096,219
Consumer Discretionary 0.0%
Auto Components 0.0%
Dayco/Mark IV(a)	2,545	7,953
Diversified Consumer Services 0.0%
Houghton Mifflin Harcourt Co.(a)	18,619	91,792
Specialty Retail 0.0%
David’s Bridal, Inc.(a)	27,409	20,570
Total Consumer Discretionary		120,315
Energy 0.3%
Energy Equipment & Services 0.1%
Covia Holdings Corp.(a)	107,253	844,617
Fieldwood Energy LLC(a),(c)	68,952	0
McDermott International, Inc.(a),(b),(c)	9,655	0
McDermott International, Inc.(a)	184,336	198,899
Total		1,043,516
Oil, Gas & Consumable Fuels 0.2%
Southcross Energy Partners LLC(a),(c)	107,918	5,936
Southcross Energy Partners LLC, Class A(a),(c)	2,041,444	1,061,551
Total		1,067,487
Total Energy		2,111,003
Financials —%
Capital Markets —%
RCS Capital Corp., Class B(a),(b),(c)	6,880	0
Total Financials		0
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 0.2%
Machinery 0.2%
TNT Crane and Rigging, Inc.(a)	60,744	1,093,392
Total Industrials		1,093,392
Materials 0.0%
Metals & Mining 0.0%
Foresight Energy LLC(a)	17,897	208,057
Total Materials		208,057
Utilities 0.0%
Independent Power and Renewable Electricity Producers 0.0%
Vistra Corp.	1,138	22,726
Vistra Energy Corp.(a)	106,981	124,633
Total		147,359
Total Utilities		147,359
Total Common Stocks (Cost $10,929,431)		9,776,345

Convertible Bonds 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.2%
DISH Network Corp.
08/15/2026	3.375%	1,500,000	1,383,139
Total Convertible Bonds (Cost $1,412,316)			1,383,139

Corporate Bonds & Notes 4.1%

Automotive 0.1%
Ford Motor Credit Co. LLC
11/13/2025	3.375%	669,000	679,750
Brokerage/Asset Managers/Exchanges 0.4%
NFP Corp.(d)
08/15/2028	6.875%	2,250,000	2,364,730
Cable and Satellite 0.4%
DISH DBS Corp.
07/01/2026	7.750%	2,500,000	2,713,116
Finance Companies 0.6%
Navient Corp.
06/25/2025	6.750%	1,752,000	1,920,043
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Floating Rate Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Provident Funding Associates LP/Finance Corp.(d)
06/15/2025	6.375%	1,750,000	1,779,593
Total			3,699,636
Food and Beverage 0.0%
FAGE International SA/USA Dairy Industry, Inc.(d)
08/15/2026	5.625%	86,000	88,657
Health Care 0.4%
Tenet Healthcare Corp.(d)
09/01/2024	4.625%	2,516,000	2,592,797
Leisure 0.6%
Boyne USA, Inc.(d)
05/01/2025	7.250%	1,643,000	1,716,612
Royal Caribbean Cruises Ltd.(d)
06/15/2023	9.125%	2,000,000	2,156,987
Total			3,873,599
Lodging 0.1%
Marriott Ownership Resorts, Inc.
01/15/2028	4.750%	500,000	503,558
Media and Entertainment 0.7%
Cumulus Media New Holdings, Inc.(d)
07/01/2026	6.750%	828,000	840,506
Diamond Sports Group LLC/Finance Co.(d)
08/15/2026	5.375%	2,591,000	2,093,683
iHeartCommunications, Inc.
05/01/2026	6.375%	478,473	509,989
05/01/2027	8.375%	867,232	925,633
Total			4,369,811
Other REIT 0.3%
Ladder Capital Finance Holdings LLLP/Corp.(d)
10/01/2025	5.250%	1,858,000	1,857,064
Technology 0.5%
CommScope Finance LLC(d)
03/01/2024	5.500%	1,178,000	1,210,749
Dun & Bradstreet Corp. (The)(d)
08/15/2026	6.875%	985,000	1,056,940
Plantronics, Inc.(d)
05/31/2023	5.500%	500,000	500,993
Sabre GLBL, Inc.(d)
09/01/2025	7.375%	500,000	538,496
Total			3,307,178
Total Corporate Bonds & Notes (Cost $26,240,924)			26,049,896
Exchange-Traded Fixed Income Funds 1.1%
	Shares	Value ($)
Floating Rate 1.1%
First Trust Senior Loan ETF	25,000	1,197,750
Invesco Senior Loan ETF	50,000	1,111,000
SPDR Blackstone/GSO Senior Loan ETF	100,000	4,590,000
Total		6,898,750
Total Exchange-Traded Fixed Income Funds (Cost $6,932,750)		6,898,750

Senior Loans 91.1%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.4%
TransDigm, Inc.(e),(f)
Tranche F Term Loan
1-month USD LIBOR + 2.250% 12/09/2025	2.371%	2,776,604	2,726,569
Airlines 1.0%
American Airlines, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 1.750% 06/27/2025	1.878%	1,729,974	1,544,001
1-month USD LIBOR + 1.750% 01/29/2027	1.871%	990,000	896,573
Delta Air Lines, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 04/29/2023	5.750%	1,094,500	1,111,465
JetBlue Airways Corp.(e),(f)
Term Loan
1-month USD LIBOR + 5.250% Floor 1.000% 06/17/2024	6.250%	975,000	1,006,483
Kestrel Bidco, Inc./WestJet Airlines(e),(f)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 12/11/2026	4.000%	1,831,500	1,755,493
Total			6,314,015
Automotive 1.6%
Clarios Global LP(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 04/30/2026	3.621%	2,992,285	2,987,617
First Brands Group LLC(e),(f)
Tranche B3 1st Lien Term Loan
1-month USD LIBOR + 7.500% Floor 1.000% 02/02/2024	8.500%	2,962,440	3,006,877

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2021	7

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Navistar, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/06/2024	3.630%	1,694,130	1,690,318
Truck Hero, Inc.(e),(f),(g)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 01/31/2028		2,250,000	2,251,125
Total			9,935,937
Brokerage/Asset Managers/Exchanges 2.5%
AlixPartners LLP(e),(f),(g)
Tranche B Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 01/28/2028		1,500,000	1,498,125
Blackstone CQP Holdco LP(e),(f)
Term Loan
3-month USD LIBOR + 3.500% 09/30/2024	3.736%	2,459,956	2,457,767
Citadel Securities LP(e),(f)
Term Loan
3-month USD LIBOR + 2.750% 02/27/2026	2.871%	2,805,416	2,789,649
Citadel Securities LP(e),(f),(g)
Tranche B Term Loan
1-month USD LIBOR + 2.500% 02/29/2028		3,500,000	3,481,030
Jefferies Finance LLC(e),(f)
Term Loan
3-month USD LIBOR + 3.000% 06/03/2026	3.125%	717,714	716,070
1-month USD LIBOR + 3.750% Floor 0.750% 09/30/2027	4.500%	1,995,000	1,995,000
Russell Investments US Institutional Holdco, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 05/30/2025	4.000%	3,000,000	2,991,570
Total			15,929,211
Building Materials 2.3%
Apex Tool Group LLC(e),(f),(g)
Term Loan
3-month USD LIBOR + 5.250% Floor 1.250% 08/01/2024		2,000,000	1,995,500
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Covia Holdings LLC(e),(f)
Term Loan
1-month USD LIBOR + 4.000% Floor 1.000% 07/31/2026	5.000%	1,080,573	1,041,402
CP Atlas Buyer, Inc./American Bath Group LLC(e),(f)
Tranche B1 Term Loan
1-month USD LIBOR + 4.500% Floor 0.750% 11/23/2027	5.250%	1,184,210	1,184,211
Tranche B2 Term Loan
1-month USD LIBOR + 4.500% Floor 0.750% 11/23/2027	5.250%	394,737	394,737
Park River Holdings, Inc.(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 12/28/2027	4.254%	2,000,000	2,003,000
Ply Gem Midco, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.750% 04/12/2025	3.876%	2,315,314	2,315,314
US Silica Co.(e),(f)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 05/01/2025	5.000%	3,368,438	3,096,874
White Cap Buyer LLC(e),(f)
Term Loan
1-month USD LIBOR + 4.000% Floor 0.500% 10/19/2027	4.500%	1,500,000	1,504,785
Wilsonart LLC(e),(f)
Tranche D Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/19/2023	4.250%	1,277,297	1,276,505
Total			14,812,328
Cable and Satellite 2.3%
Charter Communications Operating LLC/Safari LLC(e),(f)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 02/01/2027	1.880%	2,563,297	2,558,324
CSC Holdings LLC(e),(f)
Term Loan
3-month USD LIBOR + 2.250% 07/17/2025	2.377%	2,411,292	2,391,712
3-month USD LIBOR + 2.250% 01/15/2026	2.377%	970,101	963,737
3-month USD LIBOR + 2.500% 04/15/2027	2.627%	987,525	981,975

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Floating Rate Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
NewCo I B.V.(e),(f),(g)
Term Loan
1-month USD LIBOR + 3.500% 01/31/2029	3.627%	1,162,500	1,162,209
Telesat Canada(e),(f)
Tranche B5 Term Loan
3-month USD LIBOR + 2.750% 12/07/2026	2.880%	2,156,122	2,143,725
UPC Financing Partnership(e),(f),(g)
Term Loan
1-month USD LIBOR + 3.500% 01/31/2029	3.627%	1,162,500	1,162,210
Virgin Media Bristol LLC(e),(f)
Tranche N Term Loan
3-month USD LIBOR + 2.500% 01/31/2028	2.627%	2,000,000	1,989,160
Virgin Media Bristol LLC(e),(f),(g)
Tranche Q Term Loan
1-month USD LIBOR + 3.252% 01/31/2029		1,175,000	1,175,165
Total			14,528,217
Chemicals 6.4%
Aruba Investments Holdings LLC(e),(f)
Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 11/24/2027	4.750%	1,500,000	1,502,820
Ascend Performance Materials Operations LLC(e),(f)
Term Loan
3-month USD LIBOR + 5.250% Floor 1.000% 08/27/2026	6.250%	3,525,575	3,547,609
Chemours Co. (The)(e),(f)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 04/03/2025	1.880%	2,323,986	2,304,233
ColourOz Investment 1 GmbH(e),(f)
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 09/21/2023	5.250%	574,073	547,344
ColourOz Investment 2 LLC(e),(f)
Tranche B2 1st Lien Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 09/21/2023	5.250%	3,472,670	3,310,983
Flint Group GMBH/ColourOz(e),(f)
Tranche B8 1st Lien Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 09/21/2023	5.250%	796,488	759,404
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Hexion, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.500% 07/01/2026	3.740%	2,822,137	2,824,479
Ineos US Finance LLC(e),(f)
Term Loan
3-month USD LIBOR + 2.000% 04/01/2024	2.121%	1,341,411	1,332,718
Ineos US Petrochem LLC(e),(f),(g)
Tranche B Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 01/21/2026		1,200,000	1,203,504
Innophos Holdings, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 3.500% 02/05/2027	3.621%	1,240,625	1,239,595
Invictus U.S. Newco LLC/SK Intermediate II SARL(e),(f)
2nd Lien Term Loan
3-month USD LIBOR + 6.750% 03/30/2026	6.871%	1,436,029	1,400,129
Messer Industries GmbH(e),(f)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% 03/02/2026	2.754%	2,932,651	2,924,498
Minerals Technologies, Inc.(c),(e),(f)
Tranche B1 Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 02/14/2024	3.000%	2,032,446	2,027,365
Nouryon Finance BV/AkzoNobel(e),(f)
Term Loan
1-month USD LIBOR + 3.000% 10/01/2025	3.129%	2,838,957	2,824,762
PQ Corp.(e),(f)
Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 02/07/2027	4.000%	1,545,471	1,546,243
Schenectady International Group, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 4.750% 10/15/2025	4.884%	3,234,000	3,209,745
Solenis Holdings LLC(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 06/26/2025	4.233%	1,966,706	1,959,508
2nd Lien Term Loan
3-month USD LIBOR + 8.500% 06/26/2026	8.733%	1,000,000	998,330

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2021	9

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tronox Finance LLC(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.000% 09/23/2024	3.183%	1,875,481	1,873,812
Univar Solutions USA, Inc.(e),(f)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 07/01/2024	2.371%	1,463,870	1,462,304
Tranche B5 Term Loan
3-month USD LIBOR + 2.000% 07/01/2026	2.121%	792,000	787,913
Vantage Specialty Chemicals, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 10/28/2024	4.500%	977,330	940,436
Total			40,527,734
Construction Machinery 0.2%
TNT Crane & Rigging, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 6.500% 10/16/2024	7.500%	563,611	583,337
1-month USD LIBOR + 11.000% Floor 1.000% 04/16/2025	12.000%	511,035	484,206
Total			1,067,543
Consumer Cyclical Services 5.5%
Amentum Government Services Holdings LLC(e),(f)
Tranche 1 1st Lien Term Loan
1-month USD LIBOR + 3.500% 01/29/2027	3.621%	1,496,241	1,483,148
Tranche 2 1st Lien Term Loan
1-month USD LIBOR + 4.750% Floor 0.750% 01/29/2027	5.500%	1,818,182	1,822,727
Conservice Midco, LLC(e),(f),(g)
1st Lien Term Loan
1-month USD LIBOR + 4.250% 05/13/2027	4.503%	2,995,000	3,003,985
Cushman & Wakefield U.S. Borrower LLC(e),(f)
Term Loan
1-month USD LIBOR + 2.750% 08/21/2025	2.871%	2,388,823	2,374,395
Go Daddy Operating Co., LLC/Finance Co., Inc.(e),(f),(g)
Tranche B3 Term Loan
1-month USD LIBOR + 2.500% Floor 1.000% 08/10/2027	2.621%	1,892,994	1,891,423
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Prime Security Services Borrower LLC/Protection 1 Security Solutions(e),(f),(g)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 2.750% Floor 0.750% 09/23/2026	3.500%	3,333,251	3,330,285
Sotheby’s(e),(f)
Term Loan
3-month USD LIBOR + 5.500% Floor 1.000% 01/15/2027	6.500%	4,228,442	4,246,075
Staples, Inc.(e),(f)
Tranche B1 Term Loan
3-month USD LIBOR + 5.000% 04/16/2026	5.205%	2,216,250	2,166,384
TruGreen LP(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 11/02/2027	4.750%	2,500,000	2,510,950
Uber Technologies, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.500% 07/13/2023	3.621%	2,069,092	2,068,761
USS Ultimate Holdings, Inc./United Site Services, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 08/25/2024	4.750%	2,912,273	2,918,185
WaterBridge Midstream Operating LLC(e),(f)
Term Loan
3-month USD LIBOR + 5.750% Floor 1.000% 06/22/2026	6.750%	2,567,550	2,228,428
Web.com Group, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/10/2025	3.871%	2,000,000	1,994,340
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/09/2026	7.871%	2,588,947	2,569,530
Total			34,608,616
Consumer Products 2.0%
Energizer Holdings, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 12/22/2027	2.750%	1,666,667	1,665,633

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Floating Rate Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
KIK Custom Products, Inc.(e),(f),(g)
Term Loan
1-month USD LIBOR + 4.500% Floor 0.750% 12/17/2026	5.250%	2,000,000	1,997,920
1-month USD LIBOR + 3.750% Floor 0.500% 12/22/2026	4.250%	2,000,000	1,997,920
Serta Simmons Bedding LLC(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 11/08/2023	4.500%	1,346,970	790,591
SIWF Holdings, Inc./Spring Window Fashions(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 06/15/2025	4.371%	1,998,750	1,981,761
Thor Industries, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.750% 02/01/2026	3.875%	2,000,000	1,998,340
Weber-Stephen Products LLC(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 10/30/2027	4.000%	2,041,667	2,046,260
Total			12,478,425
Diversified Manufacturing 3.2%
Bright Bidco BV/Lumileds LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/30/2024	4.500%	1,512,859	881,619
CPI Holdco LLC(e),(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 11/04/2026	4.121%	2,400,000	2,401,992
Douglas Dynamics LLC(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 3.750% Floor 1.000% 06/08/2026	4.750%	1,755,509	1,762,092
DXP Enterprises, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 12/23/2027	5.750%	2,450,000	2,450,000
EWT Holdings III Corp.(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 2.500% 12/20/2024	2.621%	2,328,721	2,330,653
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Filtration Group Corp.(e),(f)
Tranche A Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 03/29/2025	4.500%	997,500	1,001,550
Gates Global LLC(e),(f)
Tranche B2 Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 04/01/2024	3.750%	1,256,852	1,256,073
Vertical Midco GmbH(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 4.250% 07/30/2027	4.478%	2,992,500	3,015,782
Vertiv Group Corp.(e),(f)
Term Loan
1-month USD LIBOR + 3.000% 03/02/2027	3.144%	2,977,500	2,979,287
Zekelman Industries, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 2.000% 01/24/2027	2.129%	1,941,549	1,936,695
Total			20,015,743
Electric 4.3%
Carroll County Energy LLC(e),(f)
Term Loan
3-month USD LIBOR + 3.500% 02/16/2026	3.754%	1,349,373	1,343,746
CPV Shore Holdings LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 12/29/2025	3.880%	1,457,035	1,441,255
Eastern Power LLC/Covert Midco LLC/TPF II LC LLC(e),(f)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 10/02/2025	4.750%	3,123,325	2,973,187
EFS Cogen Holdings I LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 10/01/2027	4.500%	2,963,385	2,951,650
Exgen Renewables IV LLC(e),(f)
Term Loan
1-month USD LIBOR + 2.750% Floor 1.000% 12/15/2027	3.750%	1,750,000	1,759,625
Frontera Generation Holdings LLC(e),(h)
Term Loan
05/02/2025		3,635,638	678,665

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2021	11

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Granite Acquisition, Inc.(e),(f)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 09/19/2022	4.750%	3,033,986	3,040,296
Helix Gen Funding LLC(e),(f)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 06/03/2024	4.750%	2,230,419	2,212,754
LMBE-MC Holdco II LLC(c),(e),(f)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 12/03/2025	5.000%	2,524,241	2,511,620
Nautilus Power LLC(e),(f)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 05/16/2024	5.250%	2,377,266	2,357,463
PG&E Corp.(e),(f)
Term Loan
1-month USD LIBOR + 4.500% Floor 1.000% 06/23/2025	6.750%	2,992,481	3,016,421
Southeast PowerGen LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 12/02/2021	4.500%	1,670,985	1,579,081
West Deptford Energy Holdings LLC(c),(e),(f)
Term Loan
3-month USD LIBOR + 3.750% 08/03/2026	3.871%	1,561,124	1,467,456
Total			27,333,219
Environmental 1.2%
EnergySolutions LLC/Envirocare of Utah LLC(e),(f)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 05/09/2025	4.750%	3,636,352	3,618,170
GFL Environmental, Inc.(e),(f),(g)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/30/2025	4.000%	2,060,132	2,066,992
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Harsco Corp.(e),(f)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% Floor 1.000% 12/06/2024	3.250%	1,941,680	1,929,545
Total			7,614,707
Food and Beverage 1.0%
B&G Foods, Inc.(e),(f)
Tranche B4 Term Loan
3-month USD LIBOR + 2.500% 10/10/2026	2.621%	1,700,000	1,701,207
Dole Food Co., Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 04/06/2024	3.750%	2,577,813	2,575,982
United Natural Foods, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 4.250% 10/22/2025	4.371%	2,336,634	2,339,859
Total			6,617,048
Gaming 4.8%
Aristocrat Leisure Ltd.(e),(f),(g)
Term Loan
1-month USD LIBOR + 3.750% Floor 1.000% 10/19/2024	4.750%	2,990,000	3,000,286
Caesars Resort Collection LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 12/23/2024	2.871%	1,892,801	1,858,882
Tranche B1 Term Loan
1-month USD LIBOR + 4.500% 07/21/2025	4.621%	1,496,250	1,494,380
CBAC Borrower LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 07/08/2024	4.121%	1,885,974	1,824,680
CCM Merger, Inc./MotorCity Casino Hotel(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 11/04/2025	4.500%	3,453,380	3,466,330
Flutter Entertainment PLC(e),(f),(g)
Term Loan
3-month USD LIBOR + 3.500% 07/10/2025	3.754%	2,350,840	2,356,035

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Floating Rate Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Golden Nugget Online Gaming, Inc.(c),(e),(f)
Term Loan
1-month USD LIBOR + 12.000% Floor 1.000% 10/04/2023	13.000%	1,500,000	1,695,000
Golden Nugget, Inc./Landry’s, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 10/04/2023	3.250%	2,081,099	2,036,230
PCI Gaming Authority(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 05/29/2026	2.621%	1,668,712	1,660,134
Playtika Holding Corp.(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 6.000% Floor 1.000% 12/10/2024	7.000%	4,824,026	4,848,146
Scientific Games International, Inc.(e),(f)
Tranche B5 Term Loan
3-month USD LIBOR + 2.750% 08/14/2024	2.871%	2,626,788	2,579,191
Seminole Tribe of Florida(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 07/08/2024	1.871%	1,050,484	1,048,793
Spectacle Gary Holdings LLC(e),(f)
Delayed Draw Term Loan
3-month USD LIBOR + 9.000% Floor 2.000% 12/23/2025	11.000%	165,541	170,507
Term Loan
3-month USD LIBOR + 9.000% Floor 2.000% 12/23/2025	11.000%	2,284,459	2,352,993
Total			30,391,587
Health Care 5.6%
athenahealth, Inc.(e),(f)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.500% 02/11/2026	4.633%	2,456,250	2,463,152
Carestream Health, Inc.(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 6.750% Floor 1.000% 05/08/2023	7.750%	1,294,005	1,288,350
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Change Healthcare Holdings LLC(e),(f)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 03/01/2024	3.500%	3,232,415	3,232,415
Envision Healthcare Corp.(e),(f)
Term Loan
3-month USD LIBOR + 3.750% 10/10/2025	3.871%	3,836,089	3,251,085
Gentiva Health Services, Inc.(e),(f)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 3.250% 07/02/2025	3.375%	1,962,066	1,959,614
IQVIA, Inc./Quintiles IMS(e),(f)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 06/11/2025	2.004%	1,920,305	1,917,213
LifePoint Health, Inc.(e),(f)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.750% 11/16/2025	3.871%	2,171,525	2,167,725
National Mentor Holdings, Inc./Civitas Solutions, Inc.(e),(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 03/09/2026	4.418%	3,588,279	3,588,782
National Mentor Holdings, Inc./Civitas Solutions, Inc.(e),(f)
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 4.250% 03/09/2026	4.510%	120,256	120,273
Owens & Minor, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 04/30/2025	4.623%	3,656,250	3,658,224
Phoenix Guarantor, Inc./BrightSpring(e),(f)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 3.250% 03/05/2026	3.380%	2,265,615	2,257,776
Pluto Acquisition I, Inc.(c),(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 5.000% 06/22/2026	5.121%	2,462,500	2,462,500
PPD, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 01/13/2028	2.750%	1,666,667	1,672,917
Select Medical Corp.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 03/06/2025	2.530%	2,571,818	2,552,530

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2021	13

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Team Health Holdings, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/06/2024	3.750%	2,874,087	2,680,086
Total			35,272,642
Independent Energy 0.3%
Hamilton Projects Acquiror LLC(e),(f)
Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 06/17/2027	5.750%	1,716,375	1,730,672
Leisure 2.9%
Crown Finance US, Inc.(e)
Tranche B1 Term Loan
05/23/2024	7.000%	727,411	901,989
Crown Finance US, Inc./Cineworld Group PLC(e),(f),(g)
Term Loan
3-month USD LIBOR + 2.500% 02/28/2025	3.500%	2,655,349	2,081,873
Formula One Management Ltd.(e),(f)
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 02/01/2024	3.500%	2,000,000	1,980,000
Life Time, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 12/16/2024	5.750%	3,161,340	3,113,603
Metro-Goldwyn-Mayer, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 2.500% 07/03/2025	2.630%	1,793,489	1,786,208
2nd Lien Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 07/03/2026	5.500%	2,225,000	2,223,620
NAI Entertainment Holdings LLC(c),(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 05/08/2025	3.500%	2,949,758	2,839,143
William Morris Endeavor Entertainment LLC/IMG Worldwide Holdings LLC(e),(f)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 2.750% 05/18/2025	2.880%	4,053,359	3,765,814
Total			18,692,250
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Lodging 0.3%
Playa Resorts Holding BV(e),(f)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 04/29/2024	3.750%	1,984,602	1,907,143
Media and Entertainment 6.2%
Alchemy Copyrights LLC(e),(f)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 08/16/2027	4.000%	2,493,750	2,493,750
Cengage Learning, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 06/07/2023	5.250%	2,000,000	1,919,760
Clear Channel Outdoor Holdings, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 08/21/2026	3.711%	1,975,000	1,923,768
Creative Artists Agency LLC(e),(f),(g)
Term Loan
3-month USD LIBOR + 3.750% 11/27/2026	3.871%	2,980,000	2,955,415
E.W. Scripps Co. (The)(e),(f)
Tranche B2 Term Loan
1-month USD LIBOR + 2.563% 05/01/2026	3.313%	1,488,693	1,479,389
E.W. Scripps Co. (The)(e),(f),(g)
Tranche B3 Term Loan
1-month USD LIBOR + 3.000% Floor 0.750% 01/07/2028		1,200,000	1,199,100
Emerald Expositions Holding, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 2.500% 05/22/2024	2.621%	2,812,045	2,705,188
Empire Resorts, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.250% 03/22/2021	3.371%	588,864	570,462
Entravision Communications Corp.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 11/29/2024	2.871%	1,076,250	1,065,487
Hubbard Radio LLC(e),(f)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 03/28/2025	5.250%	2,835,147	2,766,055

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Floating Rate Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
iHeartCommunications, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 3.000% 05/01/2026	3.121%	1,900,775	1,875,590
Learfield Communications LLC(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/01/2023	4.250%	2,203,982	1,984,378
Lions Gate Capital Holdings LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 03/24/2025	2.371%	1,419,136	1,408,052
Meredith Corp.(e),(f)
Tranche B2 Term Loan
1-month USD LIBOR + 2.500% 01/31/2025	2.621%	1,938,772	1,923,184
Nexstar Broadcasting, Inc.(e),(f)
Tranche B4 Term Loan
3-month USD LIBOR + 2.750% 09/18/2026	2.873%	1,725,492	1,725,250
Nielsen Finance LLC/VNU, Inc.(e),(f)
Tranche B4 Term Loan
3-month USD LIBOR + 2.000% 10/04/2023	2.133%	2,318,406	2,310,361
PUG LLC(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 3.500% 02/12/2027	3.621%	4,066,481	3,893,656
R.R. Donnelley & Sons Co.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 5.000% 01/15/2024	5.121%	945,089	938,001
Sinclair Television Group, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 01/03/2024	2.380%	1,488,213	1,477,052
Terrier Media Buyer, Inc.(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 4.250% 12/17/2026	4.371%	1,856,250	1,854,858
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 4.250% 12/17/2026	4.371%	995,000	995,000
Total			39,463,756
Midstream 2.0%
Buckeye Partners LP(e),(f)
Term Loan
3-month USD LIBOR + 2.750% 11/01/2026	5.000%	2,009,813	2,008,687
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
GIP III Stetson I LP/II LP(e),(f)
Term Loan
3-month USD LIBOR + 4.250% 07/18/2025	4.371%	2,773,139	2,551,731
Lower Cadence Holdings LLC(e),(f)
Term Loan
3-month USD LIBOR + 4.000% 05/22/2026	4.121%	1,324,789	1,290,954
Prairie ECI Acquiror LP(e),(f)
Term Loan
1-month USD LIBOR + 4.750% 03/11/2026	4.871%	1,637,500	1,609,106
Stonepeak Lonestar Holdings LLC(e),(f)
Term Loan
3-month USD LIBOR + 4.500% 10/19/2026	4.726%	2,208,433	2,208,434
Traverse Midstream Partners LLC(e),(f)
Term Loan
3-month USD LIBOR + 5.500% Floor 1.000% 09/27/2024	6.500%	2,876,799	2,830,051
Total			12,498,963
Oil Field Services 0.6%
ChampionX Corp.(c),(e),(f)
Term Loan
3-month USD LIBOR + 2.500% 05/09/2025	2.625%	1,168,288	1,168,288
Fieldwood Energy LLC(e),(h)
1st Lien Term Loan
04/11/2023	0.000%	135,937	33,814
2nd Lien Term Loan
04/11/2023	0.000%	2,183,515	437
Lealand Finance Company BV(c),(e),(f)
Term Loan
1-month USD LIBOR + 3.000% 06/28/2024	3.121%	33,314	26,651
Lealand Finance Company BV(e),(f)
Term Loan
3-month USD LIBOR + 1.000% 06/30/2025	1.121%	421,105	272,316
MRC Global, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.000% 09/20/2024	3.121%	2,170,819	2,127,403
Total			3,628,909

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2021	15

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Other Financial Institutions 1.7%
IRI Holdings, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 12/01/2025	4.371%	3,182,544	3,177,579
Lifescan Global Corp.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 6.000% 10/01/2024	6.238%	3,403,606	3,265,352
UFC Holdings LLC(e),(f),(g)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 04/29/2026		4,396,647	4,384,653
Total			10,827,584
Other Industry 2.3%
Filtration Group Corp.(e),(f)
Term Loan
3-month USD LIBOR + 3.000% 03/31/2025	3.121%	2,302,242	2,276,341
Hamilton Holdco LLC/Reece International Pty Ltd.(c),(e),(f)
Term Loan
3-month USD LIBOR + 2.000% 01/02/2027	2.260%	1,920,304	1,905,902
Harland Clarke Holdings Corp.(e),(f)
Term Loan
3-month USD LIBOR + 4.750% Floor 1.000% 11/03/2023	5.750%	2,923,158	2,619,061
Hillman Group, Inc. (The)(e),(f)
Term Loan
3-month USD LIBOR + 4.000% 05/30/2025	4.121%	2,154,030	2,152,113
Interior Logic Group Holdings IV LLC(e),(f)
Term Loan
3-month USD LIBOR + 4.000% 05/30/2025	4.121%	3,128,000	3,104,540
Lightstone Holdco LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 01/30/2024	4.750%	2,814,072	2,546,736
Tranche C Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 01/30/2024	4.750%	158,718	143,640
Total			14,748,333
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Other REIT 0.5%
VICI Properties 1 LLC(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 1.750% 12/20/2024	1.879%	3,000,000	2,976,660
Other Utility 0.3%
Sandy Creek Energy Associates LP(e),(f)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 11/09/2020	5.000%	2,682,885	1,684,637
Packaging 3.0%
Altium packaging LLC(c),(e),(f),(g)
		1,391,304	1,387,826
Anchor Glass Container Corp.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 12/07/2023	3.750%	1,584,289	1,294,506
2nd Lien Term Loan
3-month USD LIBOR + 7.750% Floor 1.000% 12/07/2024	8.750%	333,333	147,360
Term Loan
1-month USD LIBOR + 5.000% Floor 1.000% 12/07/2023	6.000%	480,000	387,202
Charter NEX US, Inc.(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 4.250% Floor 0.750% 12/01/2027	5.000%	1,600,000	1,609,328
Flex Acquisition Co., Inc./Novolex(e),(f)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 12/29/2023	4.000%	988,385	987,920
Tranche B Term Loan
3-month USD LIBOR + 3.000% 06/29/2025	3.238%	1,576,266	1,565,043
Graham Packaging Co., Inc.(e),(f)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 08/04/2027	4.500%	2,081,780	2,086,693
Packaging Coordinators Midco, Inc.(e),(f)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.750% 11/30/2027	4.500%	3,000,000	3,006,240

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Floating Rate Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Pactiv Evergreen Inc.(e),(f)
Tranche B1 Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2023	2.871%	1,350,215	1,349,379
Tranche B2 Term Loan
1-month USD LIBOR + 3.250% 02/05/2026	3.371%	1,050,000	1,050,525
Spectrum Holdings III Corp.(e),(f)
2nd Lien Term Loan
3-month USD LIBOR + 7.000% Floor 1.000% 01/31/2026	8.000%	1,575,000	1,439,156
Tosca Services LLC(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 4.250% Floor 1.000% 08/18/2027	5.250%	2,000,000	2,008,340
Twist Beauty International Holdings S.A.(e),(f)
Tranche B2 Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 04/22/2024	4.000%	631,524	599,948
Total			18,919,466
Paper 0.5%
Asplundh Tree Expert LLC(e),(f),(g)
Term Loan
1-month USD LIBOR + 2.500% 09/07/2027	2.621%	3,047,375	3,053,714
Pharmaceuticals 2.2%
Bausch Health Companies, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	3.121%	2,394,646	2,395,029
Elanco Animal Health, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 1.750% 08/01/2027	1.873%	2,483,976	2,476,723
Endo Finance Co. I SARL(e),(f)
Term Loan
3-month USD LIBOR + 4.250% Floor 0.750% 04/29/2024	5.000%	2,376,564	2,355,769
Grifols Worldwide Operations Ltd.(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 2.000% 11/15/2027	2.092%	1,315,498	1,312,209
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Mallinckrodt International Finance SA(e),(f)
Term Loan
3-month USD LIBOR + 5.000% Floor 0.750% 02/24/2025	5.750%	1,809,693	1,699,754
Tranche B Term Loan
3-month USD LIBOR + 4.750% Floor 0.750% 09/24/2024	5.500%	606,886	570,776
Sunshine Luxembourg VII SARL(e),(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 10/01/2026	5.000%	3,121,025	3,127,954
Total			13,938,214
Property & Casualty 2.8%
Asurion LLC(e),(f)
Tranche B2 2nd Lien Term Loan
3-month USD LIBOR + 6.500% 08/04/2025	6.621%	3,902,273	3,902,273
Tranche B6 Term Loan
3-month USD LIBOR + 3.000% 11/03/2023	3.147%	1,025,728	1,023,379
Tranche B7 Term Loan
3-month USD LIBOR + 3.000% 11/03/2024	3.121%	1,335,738	1,330,488
Tranche B8 Term Loan
1-month USD LIBOR + 3.250% 12/23/2026	3.371%	2,025,259	2,013,452
Asurion LLC(c),(e),(f),(g)
Tranche B3 2nd Lien Term Loan
1-month USD LIBOR + 5.250% 02/05/2028		1,600,000	1,612,000
Tranche B9 Term Loan
1-month USD LIBOR + 3.250% 08/05/2027		1,500,000	1,490,625
Sedgwick Claims Management Services, Inc./Lightning Cayman Merger Sub, Ltd.(e),(f)
Term Loan
3-month USD LIBOR + 3.250% 12/31/2025	3.371%	2,436,417	2,418,826
USI, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.000% 05/16/2024	3.254%	2,084,567	2,068,933
1-month USD LIBOR + 4.000% 12/02/2026	4.254%	1,994,962	1,994,124
Total			17,854,100

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2021	17

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Railroads 0.3%
Genesee & Wyoming, Inc.(e),(f),(g)
Term Loan
3-month USD LIBOR + 2.000% 12/30/2026		2,000,000	1,997,500
Restaurants 1.0%
IRB Holding Corp.(e),(f),(g)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 1.000% 12/15/2027	4.250%	2,000,000	2,005,000
KFC Holding Co./Yum! Brands(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 04/03/2025	1.879%	2,314,353	2,309,285
New Red Finance, Inc./Burger King/Tim Hortons(e),(f)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/19/2026	1.871%	2,232,495	2,215,283
Total			6,529,568
Retailers 2.6%
AI Aqua Merger Sub, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/13/2023	4.250%	1,088,437	1,088,438
AI Aqua Merger Sub, Inc.(c),(e),(f)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/13/2023	4.250%	1,655,780	1,655,780
ASP Unifrax Holdings, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 12/12/2025	4.004%	982,456	940,702
Bass Pro Group LLC(e),(f)
Term Loan
3-month USD LIBOR + 5.000% Floor 0.750% 09/25/2024	5.750%	4,872,538	4,875,997
Belk, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 6.750% Floor 1.000% 07/31/2025	7.750%	2,307,254	868,520
BJ’s Wholesale Club, Inc.(e),(f)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 2.000% Floor 1.000% 02/03/2024	2.126%	1,618,316	1,618,996
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Gannett Holdings LLC(c),(e),(f),(g)
Tranche B Term Loan
1-month USD LIBOR + 7.000% Floor 0.750% 01/29/2026		571,429	568,571
Harbor Freight Tools USA, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 10/19/2027	4.000%	4,987,500	4,989,994
Total			16,606,998
Technology 14.7%
Arches Buyer, Inc./Ancestry.com(e),(f)
Term Loan
1-month USD LIBOR + 4.000% Floor 1.000% 12/06/2027	4.500%	2,500,000	2,508,475
Avaya, Inc.(e),(f)
Tranche B1 Term Loan
1-month USD LIBOR + 4.250% 12/15/2027	4.377%	1,982,808	1,979,914
BY Crown Parent LLC(e),(f)
Tranche B1 Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 02/02/2026	4.000%	1,618,122	1,615,420
Camelot U.S. Acquisition 1 Co./Thomson Reuters Intellectual Property & Science(e),(f)
Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 10/30/2026	4.000%	1,750,000	1,754,375
Celestica, Inc.(c),(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.125% 06/27/2025	2.253%	2,531,786	2,506,468
Tranche B2 Term Loan
3-month USD LIBOR + 2.500% 06/27/2025	2.628%	525,000	522,375
Cloudera, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 2.500% Floor 0.750% 12/22/2027	3.250%	1,428,571	1,433,929
CommScope, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.250% 04/06/2026	3.371%	3,053,825	3,043,809

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Floating Rate Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cyxtera DC Holdings, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/01/2024	4.000%	1,959,184	1,879,465
Dawn Acquisition LLC(e),(f)
Term Loan
3-month USD LIBOR + 3.750% 12/31/2025	4.004%	3,305,056	3,108,835
DCert Buyer, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 10/16/2026	4.121%	2,511,050	2,514,189
Dell International LLC/EMC Corp.(e),(f)
Tranche B1 Term Loan
3-month USD LIBOR + 2.000% 09/19/2025	2.750%	1,854,902	1,857,369
Dun & Bradstreet Corp. (The)(e),(f),(g)
Term Loan
3-month USD LIBOR + 3.250% 02/06/2026	3.378%	3,642,492	3,647,700
Endure Digital, Inc.(e),(f),(g)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 01/29/2028		1,153,846	1,148,497
Evertec Group LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/27/2024	3.621%	2,355,559	2,357,514
Illuminate Buyer, LLC(e),(f)
Term Loan
1-month USD LIBOR + 4.000% 06/30/2027	4.121%	1,995,000	1,998,751
Informatica LLC(e)
2nd Lien Term Loan
02/25/2025	7.125%	250,000	255,625
Informatica LLC(e),(f)
Term Loan
1-month USD LIBOR + 3.250% 02/25/2027	3.371%	3,272,763	3,262,257
MA FinanceCo LLC(e),(f)
Tranche B3 Term Loan
3-month USD LIBOR + 2.750% 06/21/2024	2.871%	712,620	705,494
Tranche B4 Term Loan
1-month USD LIBOR + 4.250% Floor 1.000% 06/05/2025	5.250%	621,094	628,081
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Maxar Technologies Ltd.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 10/04/2024	2.880%	1,988,586	1,962,496
McAfee LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 09/30/2024	3.871%	3,469,942	3,477,333
Misys Ltd./Almonde/Tahoe/Finastra USA(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/13/2024	4.500%	2,983,758	2,926,888
Monotype Imaging Holdings Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 5.500% 10/09/2026	5.754%	1,962,500	1,867,652
MYOB US Borrower LLC(c),(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 05/06/2026	4.121%	1,625,250	1,617,124
Natel Engineering Co., Inc.(e),(f)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 04/30/2026	6.000%	2,094,404	1,982,709
NCR Corp.(e),(f)
Term Loan
1-month USD LIBOR + 2.500% 08/28/2026	2.720%	1,962,350	1,955,815
Neustar, Inc.(e),(f),(g)
Tranche B5 1st Lien Term Loan
3-month USD LIBOR + 4.500% 08/08/2024	5.500%	2,885,162	2,824,891
Perspecta, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 05/30/2025	2.371%	1,760,799	1,751,995
Pitney Bowes, Inc.(e),(f),(g)
Tranche B Term Loan
1-month USD LIBOR + 5.500% 01/07/2025	5.630%	3,544,937	3,530,544
Rackspace Technology Global, Inc.(e),(f)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 11/03/2023	4.000%	1,462,323	1,461,504
Riverbed Technology, Inc.(e),(f)
2nd Lien Term Loan
1-month USD LIBOR + 6.500% Floor 1.000% 12/31/2026	7.500%	612,402	495,537

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2021	19

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Term Loan
1-month USD LIBOR + 6.000% Floor 1.000% 12/31/2025	7.000%	1,341,296	1,306,757
Sabre GLBL, Inc.(e),(f),(g)
Tranche B Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 12/17/2027	4.750%	2,000,000	2,018,760
Science Applications International Corp.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 1.875% 10/31/2025	1.996%	1,435,316	1,433,522
SCS Holdings I, Inc./Sirius Computer Solutions, Inc.(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 3.500% 07/01/2026	3.621%	1,748,464	1,745,649
Seattle SpinCo, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 2.750% 06/21/2024	2.871%	2,645,676	2,619,219
Sophia LP(e),(f)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 10/07/2027	4.500%	1,800,000	1,804,950
SS&C Technologies Holdings, Inc.(e),(f)
Tranche B3 Term Loan
1-month USD LIBOR + 1.750% 04/16/2025	1.871%	826,557	821,292
Tranche B4 Term Loan
1-month USD LIBOR + 1.750% 04/16/2025	1.871%	629,407	625,398
Tempo Acquisition LLC(e),(f)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 11/02/2026	3.750%	1,994,988	1,990,000
TIBCO Software, Inc.(e),(f)
2nd Lien Term Loan
1-month USD LIBOR + 7.250% 03/03/2028	7.380%	1,250,000	1,264,850
Tranche B3 Term Loan
1-month USD LIBOR + 3.750% 06/30/2026	3.880%	2,212,076	2,198,250
TTM Technologies, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 09/28/2024	2.623%	1,020,496	1,017,312
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
UKG, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	3.871%	1,234,375	1,236,696
1-month USD LIBOR + 3.250% Floor 0.750% 05/04/2026	4.000%	2,992,500	3,003,183
Veritas US Inc.(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 5.500% Floor 1.000% 09/01/2025	6.500%	1,995,000	2,003,100
Xperi Holding Corp.(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 4.000% 06/02/2025	4.121%	3,349,638	3,372,248
Total			93,044,216
Wireless 1.3%
Cellular South, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 05/17/2024	2.371%	2,287,000	2,241,260
Numericable US LLC(e),(f)
Tranche B11 Term Loan
3-month USD LIBOR + 2.750% 07/31/2025	2.871%	3,416,875	3,371,328
SBA Senior Finance II LLC(e),(f)
Term Loan
3-month USD LIBOR + 1.750% 04/11/2025	1.880%	2,838,719	2,825,178
Total			8,437,766
Wirelines 1.3%
CenturyLink, Inc.(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 2.250% 03/15/2027	2.371%	1,485,000	1,478,689
Level 3 Financing, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 03/01/2027	1.871%	2,395,027	2,378,574
Southwire Co., LLC(e),(f)
Term Loan
3-month USD LIBOR + 1.750% 05/19/2025	1.871%	2,734,715	2,719,674

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Floating Rate Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Zayo Group Holdings, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 3.000% 03/09/2027	3.121%	1,447,533	1,437,704
Total			8,014,641
Total Senior Loans (Cost $586,226,914)			576,728,631

Warrants 0.5%
Issuer	Shares	Value ($)
Communication Services 0.5%
Diversified Telecommunication Services 0.3%
Windstream Corp.(a)	139,708	1,932,581
Entertainment 0.0%
Cineworld Finance US, Inc.(a)	239,433	97,449
Media 0.2%
iHeartCommunications, Inc.(a)	84,607	1,080,855
Total Communication Services		3,110,885
Warrants (continued)
Issuer	Shares	Value ($)
Financials —%
Diversified Financial Services —%
Spectacle BidCo Holdings, Inc.(a),(b),(c)	190,476	0
Total Financials		0
Total Warrants (Cost $2,941,136)		3,110,885

Money Market Funds 5.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.104%(i),(j)	32,131,090	32,127,876
Total Money Market Funds (Cost $32,127,876)		32,127,876
Total Investments in Securities (Cost: $666,811,347)		656,075,522
Other Assets & Liabilities, Net		(22,862,921)
Net Assets		633,212,601

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At January 31, 2021, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At January 31, 2021, the total value of these securities amounted to $18,797,807, which represents 2.97% of total net assets.
(e)	The stated interest rate represents the weighted average interest rate at January 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(f)	Variable rate security. The interest rate shown was the current rate as of January 31, 2021.
(g)	Represents a security purchased on a forward commitment basis.
(h)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At January 31, 2021, the total value of these securities amounted to $712,916, which represents 0.11% of total net assets.
(i)	The rate shown is the seven-day current annualized yield at January 31, 2021.
(j)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended January 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.104%
	25,361,353	159,662,457	(152,895,934)	—	32,127,876	(3,918)	17,195	32,131,090
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2021	21

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Abbreviation Legend
LIBOR	London Interbank Offered Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	837,585	5,258,634	0*	6,096,219
Consumer Discretionary	91,792	28,523	—	120,315
Energy	—	1,043,516	1,067,487	2,111,003
Financials	—	—	0*	0*
Industrials	—	1,093,392	—	1,093,392
Materials	—	208,057	—	208,057
Utilities	22,726	124,633	—	147,359
Total Common Stocks	952,103	7,756,755	1,067,487	9,776,345
Convertible Bonds	—	1,383,139	—	1,383,139
Corporate Bonds & Notes	—	26,049,896	—	26,049,896
Exchange-Traded Fixed Income Funds	6,898,750	—	—	6,898,750
Senior Loans	—	549,263,937	27,464,694	576,728,631
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Floating Rate Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Warrants
Communication Services	—	3,110,885	—	3,110,885
Financials	—	—	0*	0*
Total Warrants	—	3,110,885	0*	3,110,885
Money Market Funds	32,127,876	—	—	32,127,876
Total Investments in Securities	39,978,729	587,564,612	28,532,181	656,075,522

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
	Balance as of 07/31/2020 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 01/31/2021 ($)
Common Stocks	1,452,523	—	(899)	(382,629)	—	(1)	—	(1,507)	1,067,487
Senior Loans	25,393,953	31,970	24,230	906,665	5,029,348	(4,425,451)	19,338,229	(18,834,250)	27,464,694
Warrants	668,395	—	—	(230,000)	230,000	—	—	(668,395)	0
Total	27,514,871	31,970	23,331	294,036	5,259,348	(4,425,452)	19,338,229	(19,504,152)	28,532,181
(a) Change in unrealized appreciation (depreciation) relating to securities held at January 31, 2021 was $229,043, which is comprised of Common Stocks of $(383,528), Senior Loans of $842,571 and Warrants of $(230,000).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain senior loans, common stocks and warrants classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2021	23

Statement of Assets and Liabilities
January 31, 2021 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $634,683,471)	$623,947,646
Affiliated issuers (cost $32,127,876)	32,127,876
Cash	5,037,772
Receivable for:
Investments sold	1,697,856
Investments sold on a delayed delivery basis	18,957,395
Capital shares sold	1,906,299
Dividends	2,351
Interest	1,509,401
Expense reimbursement due from Investment Manager	643
Prepaid expenses	16,396
Other assets	22,911
Total assets	685,226,546
Liabilities
Payable for:
Investments purchased	135,455
Investments purchased on a delayed delivery basis	48,582,679
Capital shares purchased	1,297,233
Distributions to shareholders	1,749,140
Management services fees	11,264
Distribution and/or service fees	2,347
Transfer agent fees	49,779
Compensation of board members	86,256
Compensation of chief compliance officer	72
Other expenses	99,720
Total liabilities	52,013,945
Net assets applicable to outstanding capital stock	$633,212,601
Represented by
Paid in capital	706,474,438
Total distributable earnings (loss)	(73,261,837)
Total - representing net assets applicable to outstanding capital stock	$633,212,601
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Floating Rate Fund | Semiannual Report 2021

Statement of Assets and Liabilities  (continued)
January 31, 2021 (Unaudited)
Class A
Net assets	$203,042,928
Shares outstanding	5,780,066
Net asset value per share	$35.13
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$36.22
Advisor Class
Net assets	$18,845,130
Shares outstanding	537,297
Net asset value per share	$35.07
Class C
Net assets	$34,058,535
Shares outstanding	969,355
Net asset value per share	$35.14
Institutional Class
Net assets	$196,135,333
Shares outstanding	5,591,153
Net asset value per share	$35.08
Institutional 2 Class
Net assets	$74,016,268
Shares outstanding	2,098,974
Net asset value per share	$35.26
Institutional 3 Class
Net assets	$105,650,580
Shares outstanding	3,008,888
Net asset value per share	$35.11
Class R
Net assets	$1,463,827
Shares outstanding	41,637
Net asset value per share	$35.16
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2021	25

Statement of Operations
Six Months Ended January 31, 2021 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$182,901
Dividends — affiliated issuers	17,195
Interest	13,492,723
Interfund lending	286
Total income	13,693,105
Expenses:
Management services fees	1,997,402
Distribution and/or service fees
Class A	246,340
Class C	217,316
Class R	3,659
Transfer agent fees
Class A	99,349
Advisor Class	9,082
Class C	21,894
Institutional Class	101,463
Institutional 2 Class	19,802
Institutional 3 Class	3,072
Class R	738
Compensation of board members	24,892
Custodian fees	71,150
Printing and postage fees	24,969
Registration fees	60,422
Audit fees	19,750
Legal fees	4,991
Compensation of chief compliance officer	72
Other	29,259
Total expenses	2,955,622
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(148,540)
Expense reduction	(20)
Total net expenses	2,807,062
Net investment income	10,886,043
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(12,629,275)
Investments — affiliated issuers	(3,918)
Net realized loss	(12,633,193)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	45,847,055
Net change in unrealized appreciation (depreciation)	45,847,055
Net realized and unrealized gain	33,213,862
Net increase in net assets resulting from operations	$44,099,905
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Floating Rate Fund | Semiannual Report 2021

Statement of Changes in Net Assets
	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020
Operations
Net investment income	$10,886,043	$35,614,209
Net realized loss	(12,633,193)	(28,893,211)
Net change in unrealized appreciation (depreciation)	45,847,055	(38,794,933)
Net increase (decrease) in net assets resulting from operations	44,099,905	(32,073,935)
Distributions to shareholders
Net investment income and net realized gains
Class A	(2,953,056)	(11,450,985)
Advisor Class	(292,567)	(1,091,395)
Class C	(478,821)	(2,360,359)
Institutional Class	(3,258,752)	(15,241,394)
Institutional 2 Class	(1,119,955)	(2,931,443)
Institutional 3 Class	(1,461,195)	(4,339,763)
Class R	(20,023)	(83,525)
Total distributions to shareholders	(9,584,369)	(37,498,864)
Decrease in net assets from capital stock activity	(33,409,389)	(337,504,426)
Total increase (decrease) in net assets	1,106,147	(407,077,225)
Net assets at beginning of period	632,106,454	1,039,183,679
Net assets at end of period	$633,212,601	$632,106,454
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2021	27

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	January 31, 2021 (Unaudited)		July 31, 2020
	Shares(a)	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	626,418	21,620,168	878,497	29,895,717
Distributions reinvested	83,702	2,870,784	327,894	11,229,165
Redemptions	(1,091,931)	(37,238,172)	(4,051,966)	(138,175,598)
Net decrease	(381,811)	(12,747,220)	(2,845,575)	(97,050,716)
Advisor Class
Subscriptions	92,519	3,200,571	354,712	12,197,877
Distributions reinvested	8,536	292,297	31,891	1,090,425
Redemptions	(163,820)	(5,562,915)	(603,189)	(20,568,111)
Net decrease	(62,765)	(2,070,047)	(216,586)	(7,279,809)
Class C
Subscriptions	38,534	1,326,528	261,306	9,064,650
Distributions reinvested	12,563	430,755	62,471	2,140,520
Redemptions	(531,284)	(18,347,484)	(975,481)	(33,108,922)
Net decrease	(480,187)	(16,590,201)	(651,704)	(21,903,752)
Institutional Class
Subscriptions	1,036,402	35,513,335	3,475,219	117,088,968
Distributions reinvested	80,004	2,739,099	388,934	13,338,055
Redemptions	(1,966,236)	(67,097,383)	(9,884,754)	(334,121,214)
Net decrease	(849,830)	(28,844,949)	(6,020,601)	(203,694,191)
Institutional 2 Class
Subscriptions	397,210	13,697,436	1,855,150	64,433,170
Distributions reinvested	32,503	1,119,872	86,065	2,930,350
Redemptions	(393,048)	(13,373,437)	(1,444,393)	(49,669,638)
Net increase	36,665	1,443,871	496,822	17,693,882
Institutional 3 Class
Subscriptions	787,784	27,144,899	356,506	12,426,773
Distributions reinvested	42,570	1,461,190	126,560	4,338,637
Redemptions	(88,070)	(3,016,536)	(1,171,705)	(41,315,048)
Net increase (decrease)	742,284	25,589,553	(688,639)	(24,549,638)
Class R
Subscriptions	3,125	107,441	20,143	702,136
Distributions reinvested	525	18,037	1,790	61,116
Redemptions	(9,299)	(315,874)	(42,576)	(1,483,454)
Net decrease	(5,649)	(190,396)	(20,643)	(720,202)
Total net decrease	(1,001,293)	(33,409,389)	(9,946,926)	(337,504,426)

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Floating Rate Fund | Semiannual Report 2021

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Columbia Floating Rate Fund | Semiannual Report 2021	29

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A(c)
Six Months Ended 1/31/2021 (Unaudited)	$33.22	0.58	1.84	2.42	(0.51)	(0.51)
Year Ended 7/31/2020	$35.88	1.48	(2.62)	(1.14)	(1.52)	(1.52)
Year Ended 7/31/2019	$36.61	1.68	(0.69)	0.99	(1.72)	(1.72)
Year Ended 7/31/2018	$36.24	1.40	0.29	1.69	(1.32)	(1.32)
Year Ended 7/31/2017	$35.55	1.32	0.69	2.01	(1.32)	(1.32)
Year Ended 7/31/2016	$36.13	1.40	(0.58)	0.82	(1.40)	(1.40)
Advisor Class(c)
Six Months Ended 1/31/2021 (Unaudited)	$33.17	0.62	1.83	2.45	(0.55)	(0.55)
Year Ended 7/31/2020	$35.82	1.56	(2.61)	(1.05)	(1.60)	(1.60)
Year Ended 7/31/2019	$36.55	1.76	(0.69)	1.07	(1.80)	(1.80)
Year Ended 7/31/2018	$36.18	1.52	0.29	1.81	(1.44)	(1.44)
Year Ended 7/31/2017	$35.49	1.40	0.73	2.13	(1.44)	(1.44)
Year Ended 7/31/2016	$36.06	1.48	(0.53)	0.95	(1.52)	(1.52)
Class C(c)
Six Months Ended 1/31/2021 (Unaudited)	$33.23	0.46	1.83	2.29	(0.38)	(0.38)
Year Ended 7/31/2020	$35.89	1.24	(2.62)	(1.38)	(1.28)	(1.28)
Year Ended 7/31/2019	$36.62	1.40	(0.69)	0.71	(1.44)	(1.44)
Year Ended 7/31/2018	$36.25	1.12	0.29	1.41	(1.04)	(1.04)
Year Ended 7/31/2017	$35.56	1.04	0.73	1.77	(1.08)	(1.08)
Year Ended 7/31/2016	$36.13	1.16	(0.57)	0.59	(1.16)	(1.16)
Institutional Class(c)
Six Months Ended 1/31/2021 (Unaudited)	$33.18	0.62	1.83	2.45	(0.55)	(0.55)
Year Ended 7/31/2020	$35.83	1.56	(2.61)	(1.05)	(1.60)	(1.60)
Year Ended 7/31/2019	$36.56	1.76	(0.69)	1.07	(1.80)	(1.80)
Year Ended 7/31/2018	$36.20	1.48	0.32	1.80	(1.44)	(1.44)
Year Ended 7/31/2017	$35.51	1.36	0.77	2.13	(1.44)	(1.44)
Year Ended 7/31/2016	$36.08	1.48	(0.53)	0.95	(1.52)	(1.52)
Institutional 2 Class(c)
Six Months Ended 1/31/2021 (Unaudited)	$33.35	0.63	1.84	2.47	(0.56)	(0.56)
Year Ended 7/31/2020	$36.01	1.52	(2.54)	(1.02)	(1.64)	(1.64)
Year Ended 7/31/2019	$36.74	1.76	(0.69)	1.07	(1.80)	(1.80)
Year Ended 7/31/2018	$36.38	1.56	0.24	1.80	(1.44)	(1.44)
Year Ended 7/31/2017	$35.69	1.40	0.73	2.13	(1.44)	(1.44)
Year Ended 7/31/2016	$36.26	1.52	(0.57)	0.95	(1.52)	(1.52)
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Floating Rate Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Six Months Ended 1/31/2021 (Unaudited)	$35.13	7.27%	1.07%(d)	1.02%(d),(e)	3.42%(d)	35%	$203,043
Year Ended 7/31/2020	$33.22	(3.11%)	1.05%	1.02%(e)	4.32%	37%	$204,715
Year Ended 7/31/2019	$35.88	2.79%	1.02%	1.02%	4.68%	32%	$323,191
Year Ended 7/31/2018	$36.61	4.75%	1.04%	1.03%(e)	3.85%	67%	$386,052
Year Ended 7/31/2017	$36.24	5.74%	1.05%	1.03%	3.58%	76%	$366,211
Year Ended 7/31/2016	$35.55	2.53%	1.08%	1.04%(e)	4.03%	25%	$454,902
Advisor Class(c)
Six Months Ended 1/31/2021 (Unaudited)	$35.07	7.48%	0.82%(d)	0.77%(d),(e)	3.67%(d)	35%	$18,845
Year Ended 7/31/2020	$33.17	(2.99%)	0.80%	0.77%(e)	4.56%	37%	$19,905
Year Ended 7/31/2019	$35.82	3.05%	0.77%	0.77%	4.95%	32%	$29,255
Year Ended 7/31/2018	$36.55	5.01%	0.80%	0.78%(e)	4.14%	67%	$35,048
Year Ended 7/31/2017	$36.18	6.13%	0.80%	0.78%	3.84%	76%	$17,868
Year Ended 7/31/2016	$35.49	2.66%	0.84%	0.79%(e)	4.30%	25%	$18,675
Class C(c)
Six Months Ended 1/31/2021 (Unaudited)	$35.14	6.90%	1.82%(d)	1.77%(d),(e)	2.66%(d)	35%	$34,059
Year Ended 7/31/2020	$33.23	(3.83%)	1.80%	1.77%(e)	3.56%	37%	$48,167
Year Ended 7/31/2019	$35.89	2.02%	1.77%	1.77%	3.93%	32%	$75,406
Year Ended 7/31/2018	$36.62	3.96%	1.79%	1.78%(e)	3.09%	67%	$89,274
Year Ended 7/31/2017	$36.25	4.96%	1.80%	1.78%	2.83%	76%	$99,233
Year Ended 7/31/2016	$35.56	1.76%	1.84%	1.79%(e)	3.28%	25%	$91,734
Institutional Class(c)
Six Months Ended 1/31/2021 (Unaudited)	$35.08	7.51%	0.82%(d)	0.77%(d),(e)	3.67%(d)	35%	$196,135
Year Ended 7/31/2020	$33.18	(2.99%)	0.80%	0.77%(e)	4.59%	37%	$213,695
Year Ended 7/31/2019	$35.83	3.05%	0.77%	0.77%	4.93%	32%	$446,512
Year Ended 7/31/2018	$36.56	5.01%	0.79%	0.78%(e)	4.09%	67%	$534,756
Year Ended 7/31/2017	$36.20	6.01%	0.80%	0.78%	3.82%	76%	$505,884
Year Ended 7/31/2016	$35.51	2.78%	0.84%	0.79%(e)	4.28%	25%	$122,746
Institutional 2 Class(c)
Six Months Ended 1/31/2021 (Unaudited)	$35.26	7.44%	0.78%(d)	0.73%(d)	3.70%(d)	35%	$74,016
Year Ended 7/31/2020	$33.35	(2.80%)	0.77%	0.73%	4.51%	37%	$68,780
Year Ended 7/31/2019	$36.01	2.98%	0.74%	0.74%	4.91%	32%	$56,376
Year Ended 7/31/2018	$36.74	5.16%	0.76%	0.74%	4.23%	67%	$103,392
Year Ended 7/31/2017	$36.38	6.04%	0.75%	0.74%	3.86%	76%	$20,485
Year Ended 7/31/2016	$35.69	2.84%	0.75%	0.74%	4.27%	25%	$14,702
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2021	31

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class(c)
Six Months Ended 1/31/2021 (Unaudited)	$33.21	0.64	1.83	2.47	(0.57)	(0.57)
Year Ended 7/31/2020	$35.87	1.60	(2.62)	(1.02)	(1.64)	(1.64)
Year Ended 7/31/2019	$36.60	1.80	(0.69)	1.11	(1.84)	(1.84)
Year Ended 7/31/2018	$36.23	1.52	0.29	1.81	(1.44)	(1.44)
Year Ended 7/31/2017	$35.56	1.40	0.71	2.11	(1.44)	(1.44)
Year Ended 7/31/2016	$36.13	1.52	(0.53)	0.99	(1.56)	(1.56)
Class R(c)
Six Months Ended 1/31/2021 (Unaudited)	$33.25	0.54	1.84	2.38	(0.47)	(0.47)
Year Ended 7/31/2020	$35.91	1.40	(2.62)	(1.22)	(1.44)	(1.44)
Year Ended 7/31/2019	$36.64	1.60	(0.73)	0.87	(1.60)	(1.60)
Year Ended 7/31/2018	$36.27	1.28	0.33	1.61	(1.24)	(1.24)
Year Ended 7/31/2017	$35.59	1.20	0.72	1.92	(1.24)	(1.24)
Year Ended 7/31/2016	$36.16	1.32	(0.57)	0.75	(1.32)	(1.32)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Floating Rate Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Six Months Ended 1/31/2021 (Unaudited)	$35.11	7.52%	0.73%(d)	0.68%(d)	3.75%(d)	35%	$105,651
Year Ended 7/31/2020	$33.21	(2.90%)	0.71%	0.69%	4.66%	37%	$75,271
Year Ended 7/31/2019	$35.87	3.13%	0.69%	0.69%	5.02%	32%	$106,005
Year Ended 7/31/2018	$36.60	5.10%	0.70%	0.69%	4.18%	67%	$107,695
Year Ended 7/31/2017	$36.23	6.11%	0.70%	0.70%	3.82%	76%	$123,550
Year Ended 7/31/2016	$35.56	2.88%	0.70%	0.68%	4.39%	25%	$10
Class R(c)
Six Months Ended 1/31/2021 (Unaudited)	$35.16	7.22%	1.32%(d)	1.27%(d),(e)	3.17%(d)	35%	$1,464
Year Ended 7/31/2020	$33.25	(3.46%)	1.30%	1.27%(e)	4.06%	37%	$1,572
Year Ended 7/31/2019	$35.91	2.54%	1.27%	1.27%	4.42%	32%	$2,439
Year Ended 7/31/2018	$36.64	4.48%	1.29%	1.28%(e)	3.53%	67%	$2,844
Year Ended 7/31/2017	$36.27	5.48%	1.30%	1.28%	3.33%	76%	$6,526
Year Ended 7/31/2016	$35.59	2.27%	1.34%	1.29%(e)	3.80%	25%	$6,725
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2021	33

Notes to Financial Statements
January 31, 2021 (Unaudited)
Note 1. Organization
Columbia Floating Rate Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
34	Columbia Floating Rate Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan participations and assignments of all or a portion of a loan. When the Fund purchases a senior loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other parties positioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the senior loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan participations and assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid when purchased, may become illiquid.
Columbia Floating Rate Fund | Semiannual Report 2021	35

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
The Fund may enter into senior loan participations and assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
36	Columbia Floating Rate Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2020-04 Reference Rate Reform
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04 Reference Rate Reform – Facilitation of the Effects of Reference Rate Reform on Financial Statements. This standard provides exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The standard is elective and effective on March 12, 2020 through December 31, 2022. The Fund expects that the adoption of the guidance will not have a material impact on its financial statements.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended January 31, 2021 was 0.65% of the Fund’s average daily net assets.
Columbia Floating Rate Fund | Semiannual Report 2021	37

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended January 31, 2021, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $20.
38	Columbia Floating Rate Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $845,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended January 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	23,709
Class C	—	1.00(b)	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through November 30, 2021
Class A	1.02%
Advisor Class	0.77
Class C	1.77
Institutional Class	0.77
Institutional 2 Class	0.73
Institutional 3 Class	0.68
Class R	1.27
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This
Columbia Floating Rate Fund | Semiannual Report 2021	39

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At January 31, 2021, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
666,812,000	10,083,000	(20,819,000)	(10,736,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(9,292,432)	(40,580,580)	(49,873,012)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $213,774,018 and $239,022,021, respectively, for the six months ended January 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
40	Columbia Floating Rate Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended January 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,050,000	0.67	8
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at January 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended January 31, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Floating rate loan risk
Floating rate loans are generally subject to legal or contractual restrictions on resale, may trade infrequently on the secondary market, may trade only in the over-the-counter market and are typically subject to extended settlement periods. Each of these factors may result in increased liquidity risk and impaired value when the Fund needs to liquidate such loans. Additionally, portfolio managers may avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans (including from the issuer itself) being considered for acquisition by the Fund, or held in the Fund. A decision not to receive Confidential Information may disadvantage the Fund and could adversely affect the Fund’s performance. Certain floating rate and other loans may not be fully collateralized and may decline in value. Because rates on certain floating rate loans reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can cause fluctuations in the Fund’s NAV.
Columbia Floating Rate Fund | Semiannual Report 2021	41

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise, though the values of floating rate instruments tend to move less in response to changes in interest rates than the values of fixed rate instruments. Debt instruments with floating coupon rates are typically less sensitive to interest rate changes, but these debt instruments may decline in value if their coupon rates do not keep pace with increases in interest rates. Because rates on certain floating rate loans and floating rate debt instruments reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s NAV. Because the Fund invests primarily in floating rate loans and floating rate debt securities, a decrease in interest rates will typically reduce the amount of income the Fund receives from such loans. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Alternatives to LIBOR have been established or are in development in most major currencies including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the
42	Columbia Floating Rate Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At January 31, 2021, affiliated shareholders of record owned 47.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Columbia Floating Rate Fund | Semiannual Report 2021	43

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
44	Columbia Floating Rate Fund | Semiannual Report 2021

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	39,328,043,938	454,200,292	0
Kathleen Blatz	39,337,937,974	444,306,256	0
Pamela G. Carlton	39,344,288,391	437,955,839	0
Janet Langford Carrig	39,329,254,400	452,989,830	0
J. Kevin Connaughton	39,252,004,295	530,239,934	0
Olive M. Darragh	39,268,887,557	513,356,673	0
Patricia M. Flynn	39,330,975,954	451,268,276	0
Brian J. Gallagher	39,331,403,614	450,840,615	0
Douglas A. Hacker	39,242,844,166	539,400,064	0
Nancy T. Lukitsh	39,349,165,585	433,078,645	0
David M. Moffett	39,309,904,442	472,339,788	0
Catherine James Paglia	39,328,739,370	453,504,860	0
Anthony M. Santomero	39,306,518,896	475,725,334	0
Minor M. Shaw	39,303,595,918	478,648,312	0
Natalie A. Trunow	39,352,416,062	429,828,167	0
Sandra Yeager	39,356,131,780	426,112,449	0
Christopher O. Petersen	39,337,621,211	444,623,019	0
Columbia Floating Rate Fund | Semiannual Report 2021	45

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Columbia Floating Rate Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR149_07_L01_(03/21)

SemiAnnual Report
January 31, 2021
Columbia Global Opportunities Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Global Opportunities Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Global Opportunities Fund  |  Semiannual Report 2021

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders maximum total return through a combination of growth of capital and current income.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2010
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended January 31, 2021)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	01/23/85	10.26	12.02	9.03	6.66
	Including sales charges		3.95	5.58	7.75	6.03
Advisor Class*		11/08/12	10.41	12.31	9.31	6.86
Class C	Excluding sales charges	06/26/00	9.90	11.24	8.23	5.86
	Including sales charges		8.90	10.24	8.23	5.86
Institutional Class		09/27/10	10.44	12.35	9.32	6.95
Institutional 2 Class*		11/08/12	10.41	12.38	9.38	6.95
Institutional 3 Class*		03/01/17	10.45	12.43	9.32	6.80
Class R		12/11/06	10.15	11.76	8.76	6.39
Blended Benchmark			10.26	12.91	9.19	6.01
MSCI ACWI All Cap Index (Net)			18.86	17.73	13.58	8.91
Bloomberg Barclays Global Aggregate Index			1.85	6.87	4.43	2.72
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to December 14, 2012 reflects returns achieved pursuant to different principal investment strategies.
The Blended Benchmark consists of 50% MSCI ACWI All Cap Index (Net) and 50% Bloomberg Barclays Global Aggregate Index.
The MSCI ACWI All Cap Index (Net) captures large-, mid-, small- and micro-cap representation across 24 developed markets countries and large-, mid- and small-cap representation across 21 emerging markets countries.
The Bloomberg Barclays Global Aggregate Index is a broad-based benchmark that measures the global investment-grade fixed-rate debt markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI All Cap Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Global Opportunities Fund | Semiannual Report 2021	3

Fund at a Glance   (continued)
(Unaudited)
Equity sector breakdown (%) (at January 31, 2021)
Communication Services	9.2
Consumer Discretionary	14.2
Consumer Staples	5.6
Energy	3.6
Financials	12.5
Health Care	13.2
Industrials	11.3
Information Technology	23.6
Materials	2.2
Real Estate	2.6
Utilities	2.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at January 31, 2021)
Argentina	0.2
Australia	0.2
Bahamas	0.1
Brazil	1.2
Canada	1.2
Chile	0.8
China	6.2
Cyprus	0.2
Denmark	0.1
Finland	0.5
France	1.5
Germany	0.8
Guernsey	0.1
Hong Kong	0.5
Hungary	0.2
India	1.3
Indonesia	0.7
Ireland	0.6
Israel	0.3
Italy	0.4
Japan	5.8
Kazakhstan	0.0(a)
Malta	0.0(a)
Mexico	1.3
Netherlands	1.3
New Zealand	0.4
Norway	0.5
Pakistan	0.1
Philippines	0.2
Poland	0.0(a)
Puerto Rico	0.2
Russian Federation	0.8
Singapore	0.4
South Africa	1.2
South Korea	3.5
Spain	0.4
Sweden	0.5
Switzerland	1.2
Taiwan	2.1
Thailand	0.2
United Kingdom	2.3
United States	60.5
Total	100.0

(a)	Rounds to zero.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At January 31, 2021, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

4	Columbia Global Opportunities Fund | Semiannual Report 2021

Fund at a Glance   (continued)
(Unaudited)
Market exposure through derivatives investments (% of notional exposure) (at January 31, 2021)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	89.7	(9.0)	80.7
Equity Derivative Contracts	1.7	(31.9)	(30.2)
Foreign Currency Derivative Contracts	74.5	(25.0)	49.5
Total Notional Market Value of Derivative Contracts	165.9	(65.9)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income, equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
Columbia Global Opportunities Fund | Semiannual Report 2021	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2020 — January 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,102.60	1,019.15	6.08	5.84	1.16
Advisor Class	1,000.00	1,000.00	1,104.10	1,020.39	4.77	4.58	0.91
Class C	1,000.00	1,000.00	1,099.00	1,015.46	9.94	9.55	1.90
Institutional Class	1,000.00	1,000.00	1,104.40	1,020.39	4.77	4.58	0.91
Institutional 2 Class	1,000.00	1,000.00	1,104.10	1,020.54	4.62	4.43	0.88
Institutional 3 Class	1,000.00	1,000.00	1,104.50	1,020.79	4.35	4.18	0.83
Class R	1,000.00	1,000.00	1,101.50	1,017.90	7.39	7.09	1.41
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Global Opportunities Fund | Semiannual Report 2021

Portfolio of Investments
January 31, 2021 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 0.7%
	Shares	Value ($)
United States 0.7%
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	222,704	4,048,757
Total Alternative Strategies Funds (Cost $3,763,744)		4,048,757

Common Stocks 69.3%
Issuer	Shares	Value ($)
Argentina 0.2%
Globant SA(b)	1,558	299,136
MercadoLibre, Inc.(b)	517	920,007
Total		1,219,143
Australia 0.2%
Ansell Ltd.	41,333	1,155,395
Bahamas 0.0%
OneSpaWorld Holdings Ltd.(b)	25,609	243,029
Brazil 1.0%
Afya Ltd., Class A(b)	24,357	540,725
Arco Platform Ltd., Class A(b)	7,248	230,051
Banco BTG Pactual SA	43,727	756,995
BK Brasil Operacao e Assessoria a Restaurantes SA	106,300	187,289
Localiza Rent a Car SA	40,167	468,373
Lojas Renner SA	46,100	351,517
Magazine Luiza SA	140,031	642,903
Notre Dame Intermedica Participacoes SA	21,100	364,740
Pagseguro Digital Ltd., Class A(b)	12,663	619,854
Stone Co., Ltd., Class A(b)	9,377	674,206
XP, Inc., Class A(b)	17,387	758,769
Total		5,595,422
Canada 1.3%
Alimentation Couche-Tard, Inc., Class B	60,876	1,856,629
Cameco Corp.(c)	91,174	1,132,381
Canada Goose Holdings, Inc.(b)	8,108	271,294
Gildan Activewear, Inc.	10,282	256,227
Masonite International Corp.(b)	6,911	687,645
Parex Resources, Inc.(b)	27,624	418,005
Primo Water Corp.	63,993	988,692
Ritchie Bros. Auctioneers, Inc.	3,263	192,223
Common Stocks (continued)
Issuer	Shares	Value ($)
Yamana Gold, Inc.	212,807	991,681
Total		6,794,777
Chile 0.0%
Lundin Mining Corp.	18,146	161,771
China 4.8%
Alibaba Group Holding Ltd., ADR(b)	19,911	5,054,009
Alibaba Health Information Technology Ltd.(b)	134,000	417,755
BeiGene Ltd., ADR(b)	1,001	320,320
Burning Rock Biotech Ltd., ADR(b)	7,964	240,274
Country Garden Services Holdings Co., Ltd.	233,000	1,893,740
Glodon Co., Ltd., Class A	20,400	261,137
Hangzhou Robam Appliances Co., Ltd., Class A	57,200	339,826
JD.com, Inc., ADR(b)	17,768	1,575,844
Kingdee International Software Group Co., Ltd.(b)	124,000	496,716
Kuaishou Technology(b),(d)	2,527	37,482
Kweichow Moutai Co., Ltd., Class A	1,800	588,262
Li Ning Co., Ltd.	194,500	1,211,698
Midea Group Co., Ltd., Class A	34,100	506,781
NetEase, Inc., ADR	5,500	632,445
New Oriental Education & Technology Group, Inc., ADR(b)	2,818	472,015
Shenzhou International Group Holdings Ltd.	45,900	895,119
Skshu Paint Co., Ltd.	15,720	360,105
TAL Education Group, ADR(b)	9,127	701,684
Tencent Holdings Ltd.	75,300	6,709,479
WuXi AppTec Co., Ltd., Class H	34,300	815,907
WuXi Biologics Cayman, Inc.(b),(e)	121,500	1,701,234
Xpeng, Inc., ADR(b)	16,508	795,355
Zai Lab Ltd., ADR(b)	2,406	385,128
Total		26,412,315
Cyprus 0.2%
Ozon Holdings PLC, ADR(b)	11,174	540,151
TCS Group Holding PLC, GDR(e)	10,461	431,465
Total		971,616
Denmark 0.1%
Novo Nordisk A/S, Class B	9,377	653,279
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Semiannual Report 2021	7

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Finland 0.5%
UPM-Kymmene OYJ	45,829	1,637,563
Valmet OYJ	29,076	930,805
Total		2,568,368
France 1.3%
AtoS(b)	10,337	793,257
AXA SA	50,598	1,120,966
Capgemini SE	13,243	1,913,758
DBV Technologies SA, ADR(b),(c)	17,435	89,616
Eiffage SA(b)	12,345	1,120,527
Sanofi	10,125	952,239
Total SE	20,038	844,570
Total		6,834,933
Germany 0.8%
Aroundtown SA	136,375	946,754
Bayer AG, Registered Shares	10,582	640,453
Covestro AG	19,877	1,350,281
Duerr AG	18,351	744,897
KION Group AG	5,285	456,308
Total		4,138,693
Guernsey 0.1%
Burford Capital Ltd.(b)	91,396	775,952
Hong Kong 0.5%
AIA Group Ltd.	75,000	904,257
Galaxy Entertainment Group Ltd.	42,000	316,880
Techtronic Industries Co., Ltd.	63,000	941,118
WH Group Ltd.	973,500	788,879
Total		2,951,134
Hungary 0.2%
OTP Bank Nyrt(b)	23,946	1,091,837
India 1.3%
Apollo Hospitals Enterprise Ltd.	12,363	433,133
Asian Paints Ltd.	11,733	386,584
Avenue Supermarts Ltd.(b)	9,970	361,704
Bajaj Finance Ltd.	7,343	474,601
Balkrishna Industries Ltd.	18,073	392,102
Eicher Motors Ltd.	10,870	407,899
HDFC Bank Ltd., ADR(b)	14,154	1,020,503
Common Stocks (continued)
Issuer	Shares	Value ($)
HDFC Life Insurance Co., Ltd.(b)	50,541	469,018
Jubilant Foodworks Ltd.	5,443	192,850
Kotak Mahindra Bank Ltd.(b)	43,794	1,025,886
Reliance Industries Ltd.	58,445	1,470,821
Tech Mahindra Ltd.	24,717	324,506
Total		6,959,607
Indonesia 0.6%
PT Ace Hardware Indonesia Tbk	3,154,700	350,039
PT Bank BTPN Syariah Tbk	1,125,400	271,965
PT Bank Central Asia Tbk	564,800	1,358,418
PT Bank Rakyat Indonesia Persero Tbk	3,894,300	1,154,531
Total		3,134,953
Ireland 0.6%
Amarin Corp. PLC, ADR(b)	12,637	94,778
DCC PLC	19,935	1,499,703
Flutter Entertainment PLC(b)	4,624	860,018
Horizon Therapeutics PLC(b)	12,084	875,848
Total		3,330,347
Israel 0.3%
Bank Hapoalim BM(b)	113,127	796,090
Bezeq Israeli Telecommunication Corp., Ltd.(b)	366,994	378,221
Check Point Software Technologies Ltd.(b)	5,192	663,226
Total		1,837,537
Italy 0.4%
Esprinet SpA(b)	70,204	805,750
Recordati Industria Chimica e Farmaceutica SpA	24,044	1,244,258
Total		2,050,008
Japan 4.8%
Amano Corp.	42,000	976,695
BayCurrent Consulting, Inc.	7,500	1,130,782
COMSYS Holdings Corp.	48,300	1,430,548
Fujitsu Ltd.	5,200	793,519
Invincible Investment Corp.	1,999	666,433
ITOCHU Corp.	69,700	1,996,138
JustSystems Corp.	9,800	712,062
Kinden Corp.	36,500	586,508
Koito Manufacturing Co., Ltd.	17,900	1,154,900
Matsumotokiyoshi Holdings Co., Ltd.	33,500	1,328,614

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Global Opportunities Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Meitec Corp.	11,200	587,006
Nihon M&A Center, Inc.	17,800	1,030,778
Nippon Telegraph & Telephone Corp.	34,600	864,786
ORIX Corp.	84,800	1,360,692
Round One Corp.	89,500	779,607
Shionogi & Co., Ltd.	19,500	1,058,656
Ship Healthcare Holdings, Inc.	24,300	1,398,134
SoftBank Group Corp.	5,500	426,101
Sony Corp.	20,900	2,000,395
Subaru Corp.	19,600	376,521
Sumitomo Mitsui Financial Group, Inc.	25,000	776,708
Takeda Pharmaceutical Co., Ltd.	51,851	1,823,581
Takuma Co., Ltd.	54,700	1,154,142
Toyota Motor Corp.	9,800	687,331
Uchida Yoko Co., Ltd.	11,500	460,427
ValueCommerce Co., Ltd.	23,300	650,304
Total		26,211,368
Kazakhstan 0.0%
Kaspi.KZ JSC, GDR(b),(d),(e),(f)	3,375	210,530
Malta 0.0%
BGP Holdings PLC(b),(d),(f)	581,000	1
Netherlands 1.4%
ABN AMRO Bank NV(b)	69,766	728,638
ASR Nederland NV	33,990	1,317,594
ING Groep NV(b)	79,959	710,944
Koninklijke Ahold Delhaize NV	44,391	1,274,223
NXP Semiconductors NV	12,308	1,975,065
Signify NV(b)	28,591	1,364,250
Total		7,370,714
Norway 0.5%
SalMar ASA	21,533	1,291,564
Yara International ASA	27,912	1,297,916
Total		2,589,480
Pakistan 0.1%
Lucky Cement Ltd.(b)	64,115	290,940
Oil & Gas Development Co., Ltd.	216,093	143,620
Total		434,560
Common Stocks (continued)
Issuer	Shares	Value ($)
Philippines 0.2%
Ayala Land, Inc.	1,012,500	790,855
BDO Unibank, Inc.	124,910	260,826
Total		1,051,681
Poland 0.0%
Allegro.eu SA(b)	8,453	166,788
Puerto Rico 0.3%
Popular, Inc.	23,553	1,336,633
Russian Federation 0.8%
Detsky Mir PJSC	298,432	562,733
Lukoil PJSC, ADR	12,299	870,457
Sberbank of Russia PJSC, ADR	129,629	1,773,581
Yandex NV, Class A(b)	17,537	1,098,518
Total		4,305,289
Singapore 0.4%
BW LPG Ltd.	74,699	487,900
Venture Corp., Ltd.	109,300	1,624,416
Total		2,112,316
South Africa 0.3%
Capitec Bank Holdings Ltd.(b)	4,704	430,591
Naspers Ltd., Class N	4,619	1,068,510
Total		1,499,101
South Korea 2.5%
Ecopro BM Co., Ltd.	1,712	279,113
Hyundai Home Shopping Network Corp.(b)	8,054	567,937
Kakao Corp.(b)	1,480	581,413
NAVER Corp.	2,242	684,104
Pearl Abyss Corp.(b)	1,463	411,435
Samsung Biologics Co., Ltd.(b)	629	445,329
Samsung Electro-Mechanics Co., Ltd.	6,372	1,158,993
Samsung Electronics Co., Ltd.	81,017	5,922,912
Samsung SDI Co., Ltd.	1,204	786,574
SK Hynix, Inc.	16,385	1,788,923
Youngone Corp.(b)	28,341	894,483
Total		13,521,216

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Semiannual Report 2021	9

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Spain 0.4%
ACS Actividades de Construccion y Servicios SA	36,999	1,153,038
Endesa SA	28,848	737,275
Tecnicas Reunidas SA(b)	26,870	352,873
Total		2,243,186
Sweden 0.5%
Granges AB(b)	49,561	569,010
Samhallsbyggnadsbolaget i Norden AB	523,269	1,713,688
Sandvik AB(b)	26,636	663,373
Total		2,946,071
Switzerland 1.2%
Landis+Gyr Group AG(b)	10,039	739,600
Nestlé SA, Registered Shares	12,601	1,412,529
Roche Holding AG, Genusschein Shares	6,007	2,073,088
TE Connectivity Ltd.	18,577	2,236,671
Total		6,461,888
Taiwan 2.2%
Fubon Financial Holding Co., Ltd.	810,000	1,315,197
MediaTek, Inc.	59,000	1,842,787
Parade Technologies Ltd.	22,000	943,300
Sea Ltd. ADR(b)	5,244	1,136,427
Taiwan Semiconductor Manufacturing Co., Ltd.	260,530	5,505,883
Tripod Technology Corp.	241,000	1,101,945
Total		11,845,539
Thailand 0.2%
Muangthai Capital PCL, Foreign Registered Shares	457,300	999,962
Tisco Financial Group PCL, Foreign Registered Shares	91,700	281,776
Total		1,281,738
United Kingdom 2.0%
BP PLC	176,022	654,090
British American Tobacco PLC	46,493	1,689,457
BT Group PLC(b)	369,659	633,844
Crest Nicholson Holdings PLC(b)	96,368	425,625
GW Pharmaceuticals PLC, ADR(b)	1,741	265,450
John Wood Group PLC(b)	109,842	438,792
Just Group PLC(b)	670,363	699,241
Liberty Global PLC, Class C(b)	58,435	1,411,790
Royal Dutch Shell PLC, Class B	103,289	1,800,172
Common Stocks (continued)
Issuer	Shares	Value ($)
TP ICAP PLC	467,038	1,427,004
Vodafone Group PLC	698,925	1,193,588
WPP PLC	46,076	481,477
Total		11,120,530
United States 37.1%
AbbVie, Inc.	27,305	2,798,216
ACADIA Pharmaceuticals, Inc.(b)	2,755	132,378
Acushnet Holdings Corp.	6,541	267,004
Adobe, Inc.(b)	6,650	3,050,821
Aerie Pharmaceuticals, Inc.(b)	12,967	222,903
AGCO Corp.	15,235	1,689,562
Alexion Pharmaceuticals, Inc.(b)	2,449	375,505
Allstate Corp. (The)	21,463	2,300,404
Alphabet, Inc., Class C(b)	4,849	8,901,503
Amazon.com, Inc.(b)	3,128	10,028,994
Ameren Corp.	25,171	1,830,435
American Tower Corp.	11,060	2,514,602
Apple, Inc.	62,445	8,240,242
Applied Materials, Inc.	23,919	2,312,489
Array Technologies, Inc.(b)	7,675	312,833
Ascent Resources, Class B(b),(d),(f),(g)	195,286	43,744
Avaya Holdings Corp.(b)	15,715	349,502
Avista Corp.	21,237	795,963
Axalta Coating Systems Ltd.(b)	6,476	174,787
Bank of America Corp.	112,382	3,332,126
Bank of New York Mellon Corp. (The)	55,122	2,195,509
Baxter International, Inc.	28,054	2,155,389
BellRing Brands, Inc., Class A(b)	16,781	390,326
Beyond Meat, Inc.(b)	556	99,012
Bill.com Holdings, Inc.(b)	1,071	130,534
BioMarin Pharmaceutical, Inc.(b)	10,631	880,034
BlackRock, Inc.	3,818	2,677,411
Bristol-Myers Squibb Co.	27,125	1,666,289
Broadcom, Inc.(c)	7,995	3,601,748
Carriage Services, Inc.	19,043	630,704
Centene Corp.(b)	27,979	1,687,134
Chevron Corp.	32,653	2,782,036
Cigna Corp.	11,465	2,488,478
Cisco Systems, Inc.	69,845	3,113,690

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Opportunities Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Citigroup, Inc.	42,452	2,461,792
Cohu, Inc.	10,966	446,097
Comcast Corp., Class A	66,339	3,288,424
CONMED Corp.	6,764	756,892
Curtiss-Wright Corp.	2,050	212,770
Dollar Tree, Inc.(b)	19,481	1,980,438
DTE Energy Co.	16,898	2,006,131
Duke Energy Corp.	23,712	2,228,928
Dynavax Technologies Corp.(b)	40,634	256,401
Electronic Arts, Inc.	14,997	2,147,570
elf Beauty, Inc.(b)	12,491	271,804
Eli Lilly and Co.	14,867	3,091,890
Emerald Holding, Inc.	41,645	169,079
EOG Resources, Inc.	21,912	1,116,636
Essent Group Ltd.	13,224	553,160
Evo Payments, Inc., Class A(b)	25,727	590,692
Exact Sciences Corp.(b)	6,669	914,720
Fidelity National Information Services, Inc.	18,618	2,298,578
Fiserv, Inc.(b)	21,394	2,196,950
FTI Consulting, Inc.(b)	2,156	237,095
General Motors Co.	44,995	2,280,347
Hanover Insurance Group, Inc. (The)	3,709	417,151
Home Depot, Inc. (The)	13,244	3,586,740
Houlihan Lokey, Inc.	9,329	604,986
Howmet Aerospace, Inc.	68,364	1,680,387
ICF International, Inc.	2,910	224,448
Impinj, Inc.(b)	13,927	737,713
Insmed, Inc.(b)	12,548	471,679
Integer Holdings Corp.(b)	8,693	641,543
Intercontinental Exchange, Inc.	22,298	2,460,584
International Business Machines Corp.	19,536	2,326,933
Intuit, Inc.	6,679	2,412,655
IQVIA Holdings, Inc.(b)	11,361	2,019,986
ITT, Inc.	3,152	235,486
Johnson & Johnson	27,677	4,514,949
KBR, Inc.	16,311	473,835
Kindred Biosciences, Inc.(b)	87,779	438,895
Kontoor Brands, Inc.	9,407	339,781
Life Storage, Inc.	5,900	481,281
Common Stocks (continued)
Issuer	Shares	Value ($)
Livent Corp.(b)	25,543	465,393
Luminex Corp.	15,946	447,923
Lyft, Inc., Class A(b)	37,981	1,688,635
Masco Corp.	35,829	1,945,873
MasterCard, Inc., Class A	10,661	3,371,968
Matthews International Corp., Class A	21,629	660,333
Medifast, Inc.	1,450	340,272
Medpace Holdings, Inc.(b)	4,541	602,999
Medtronic PLC	25,992	2,893,689
Microsoft Corp.	52,820	12,252,127
Moelis & Co., ADR, Class A	16,466	818,525
Mondelez International, Inc., Class A	39,613	2,196,145
MSA Safety, Inc.	1,627	254,007
Natus Medical, Inc.(b)	20,768	506,116
Newpark Resources, Inc.(b)	356,113	851,110
Norfolk Southern Corp.	9,895	2,341,355
NortonLifeLock, Inc.	90,236	1,901,273
Novavax, Inc.(b)	2,031	448,729
NVIDIA Corp.	5,263	2,734,602
Patterson Companies, Inc.	20,756	657,550
Philip Morris International, Inc.	30,888	2,460,229
Procter & Gamble Co. (The)	30,016	3,848,351
Prologis, Inc.	23,262	2,400,638
QTS Realty Trust Inc., Class A	6,720	437,472
Quanex Building Products Corp.	30,692	674,917
Quanterix Corp.(b)	4,216	272,944
Quotient Ltd.(b)	52,194	316,296
Qurate Retail, Inc.	23,162	291,841
Regis Corp.(b)	27,081	256,999
Renewable Energy Group, Inc.(b)	3,205	287,168
Sage Therapeutics, Inc.(b)	9,334	752,787
Sandy Spring Bancorp, Inc.	15,653	520,149
Schnitzer Steel Industries, Inc., Class A	18,673	551,227
Silverback Therapeutics, Inc.(b)	1,913	84,019
SiTime Corp.(b)	2,457	299,877
Southwest Airlines Co.	31,319	1,376,157
State Street Corp.	28,113	1,967,910
SunPower Corp.(b)	17,127	925,029
Target Corp.	14,693	2,661,931

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Semiannual Report 2021	11

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
TechTarget, Inc.(b)	11,673	871,973
Teradata Corp.(b)	9,359	251,757
Tesla Motors, Inc.(b)	1,448	1,149,031
TJX Companies, Inc. (The)	33,973	2,175,631
T-Mobile USA, Inc.(b)	18,805	2,370,934
TopBuild Corp.(b)	1,583	316,521
Trane Technologies PLC	14,718	2,109,825
Union Pacific Corp.	13,272	2,620,822
United Parcel Service, Inc., Class B	14,589	2,261,295
Virtu Financial, Inc. Class A	24,718	686,419
Vishay Intertechnology, Inc.	12,269	264,397
Voya Financial, Inc.	6,533	362,320
Wendy’s Co. (The)	11,033	225,073
WillScot Mobile Mini Holdings Corp.(b)	25,372	601,570
Wingstop, Inc.	4,102	615,505
Total		202,395,371
Total Common Stocks (Cost $286,069,337)		377,984,116

Exchange-Traded Equity Funds 2.0%
	Shares	Value ($)
United States 2.0%
iShares Latin America 40 ETF	195,369	5,306,222
iShares MSCI Canada ETF	156,328	4,783,637
iShares MSCI EAFE ETF	13,647	987,906
Total		11,077,765
Total Exchange-Traded Equity Funds (Cost $10,177,650)		11,077,765

Foreign Government Obligations(h),(i) 7.6%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Chile 0.7%
Bonos de la Tesoreria de la Republica en pesos
03/01/2026	4.500%	CLP	1,900,000,000	3,010,004
Bonos de la Tesoreria de la Republica en pesos(e)
09/01/2030	4.700%	CLP	640,000,000	1,045,429
Total				4,055,433
China 1.5%
China Development Bank
06/18/2030	3.090%	CNY	17,000,000	2,510,574
Foreign Government Obligations(h),(i) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
China Government Bond
11/21/2029	3.130%	CNY	30,220,000	4,644,383
05/21/2030	2.680%	CNY	5,000,000	739,963
Total				7,894,920
France 0.2%
French Republic Government Bond OAT(e)
05/25/2045	3.250%	EUR	644,000	1,328,657
Indonesia 0.2%
Indonesia Treasury Bond
09/15/2030	7.000%	IDR	12,104,000,000	910,565
Japan 1.1%
Japan Government 30-Year Bond
03/20/2047	0.800%	JPY	363,100,000	3,636,189
06/20/2048	0.700%	JPY	161,650,000	1,574,489
09/20/2048	0.900%	JPY	78,600,000	802,401
Total				6,013,079
Mexico 1.3%
Mexican Bonos
05/31/2029	8.500%	MXN	119,337,400	7,102,138
New Zealand 0.4%
New Zealand Government Bond
05/15/2031	1.500%	NZD	2,665,000	1,983,545
South Africa 0.9%
Republic of South Africa Government Bond
12/21/2026	10.500%	ZAR	36,465,000	2,852,320
01/31/2030	8.000%	ZAR	33,135,000	2,092,089
Total				4,944,409
South Korea 1.1%
Korea Treasury Bond
12/10/2028	2.375%	KRW	3,660,000,000	3,461,952
06/10/2029	1.875%	KRW	2,662,000,000	2,423,292
Total				5,885,244
United Kingdom 0.2%
United Kingdom Gilt(e)
01/22/2044	3.250%	GBP	612,297	1,257,611
Total Foreign Government Obligations (Cost $38,031,617)				41,375,601

Inflation-Indexed Bonds(h) 0.9%

United Kingdom 0.1%
United Kingdom Gilt Inflation-Linked Bond(e)
03/22/2052	0.250%	GBP	200,107	561,039

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Opportunities Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Inflation-Indexed Bonds(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.8%
U.S. Treasury Inflation-Indexed Bond
07/15/2027	0.375%	1,841,542	2,090,942
01/15/2028	0.500%	1,743,964	1,993,654
Total			4,084,596
Total Inflation-Indexed Bonds (Cost $3,885,732)			4,645,635

Preferred Stocks 0.2%
Issuer		Shares	Value ($)
Brazil 0.2%
Azul SA(b)		136,847	1,001,704
United States 0.0%
Qurate Retail, Inc.	8.000%	589	58,935
Total Preferred Stocks (Cost $787,993)			1,060,639

Residential Mortgage-Backed Securities - Agency 4.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 4.3%
Government National Mortgage Association TBA(j)
02/18/2051	3.500%	3,700,000	3,919,687
02/18/2051	4.000%	1,400,000	1,485,723
Uniform Mortgage-Backed Security TBA(j)
02/16/2036	2.500%	1,000,000	1,050,234
02/16/2036 - 02/11/2051	3.000%	4,250,000	4,473,960
02/11/2051	3.500%	2,700,000	2,870,437
02/11/2051	4.000%	2,500,000	2,680,811
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/11/2051	4.500%	1,500,000	1,629,375
02/11/2051	5.000%	4,800,000	5,311,219
Total			23,421,446
Total Residential Mortgage-Backed Securities - Agency (Cost $23,403,887)			23,421,446

U.S. Treasury Obligations 0.4%

United States 0.4%
U.S. Treasury
02/15/2030	1.500%	1,850,000	1,929,781
Total U.S. Treasury Obligations (Cost $1,993,638)			1,929,781

Money Market Funds 16.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.104%(a),(k)	87,743,216	87,734,442
Total Money Market Funds (Cost $87,738,957)		87,734,442
Total Investments in Securities (Cost $455,852,555)		553,278,182
Other Assets & Liabilities, Net		(8,070,386)
Net Assets		$545,207,796

At January 31, 2021, securities and/or cash totaling $15,231,849 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
11,112,104,000 IDR	786,213 USD	Citi	02/24/2021	—	(3,791)
4,708,196,000 KRW	4,268,459 USD	Citi	02/24/2021	58,485	—
53,000 MXN	2,684 USD	Citi	02/24/2021	104	—
2,793,674,000 CLP	3,801,331 USD	Goldman Sachs	02/24/2021	—	(1,709)
3,780,000 GBP	5,151,879 USD	HSBC	02/24/2021	—	(27,814)
133,974,000 MXN	6,784,352 USD	HSBC	02/24/2021	263,272	—
2,529,000 NZD	1,798,175 USD	HSBC	02/24/2021	—	(19,184)
4,381,823 USD	3,215,000 GBP	HSBC	02/24/2021	23,657	—
32,150,587 USD	3,339,449,365 JPY	HSBC	02/24/2021	—	(263,076)
5,475,242 USD	46,772,803 NOK	HSBC	02/24/2021	—	(14,590)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Semiannual Report 2021	13

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
5,851,000 USD	8,229,000 NZD	HSBC	02/24/2021	62,421	—
283,546 USD	1,060,000 PLN	HSBC	02/24/2021	1,084	—
6,362,256 USD	53,148,000 SEK	HSBC	02/24/2021	—	(669)
3,874,875 USD	108,109,000 TWD	HSBC	02/24/2021	—	(8,663)
79,806,000 ZAR	5,303,958 USD	HSBC	02/24/2021	43,137	—
3,818,000 AUD	2,928,792 USD	Morgan Stanley	02/04/2021	10,855	—
191,000 AUD	144,910 USD	Morgan Stanley	02/04/2021	—	(1,064)
2,749,000 CAD	2,161,477 USD	Morgan Stanley	02/04/2021	11,709	—
1,166,000 CHF	1,313,833 USD	Morgan Stanley	02/04/2021	4,754	—
4,356,000 DKK	710,982 USD	Morgan Stanley	02/04/2021	192	—
4,005,000 EUR	4,863,648 USD	Morgan Stanley	02/04/2021	3,185	—
1,484,000 GBP	2,018,969 USD	Morgan Stanley	02/04/2021	—	(14,352)
1,808,000 ILS	554,334 USD	Morgan Stanley	02/04/2021	3,725	—
384,532,000 JPY	3,737,098 USD	Morgan Stanley	02/04/2021	65,912	—
3,554,523,000 KRW	3,247,897 USD	Morgan Stanley	02/04/2021	70,174	—
8,077,000 NOK	940,077 USD	Morgan Stanley	02/04/2021	—	(2,887)
8,157,000 SEK	979,368 USD	Morgan Stanley	02/04/2021	3,199	—
130,000 SGD	98,089 USD	Morgan Stanley	02/04/2021	227	—
68,412,000 TWD	2,454,674 USD	Morgan Stanley	02/04/2021	11,289	—
3,058,707 USD	4,009,000 AUD	Morgan Stanley	02/04/2021	5,204	—
2,147,846 USD	2,749,000 CAD	Morgan Stanley	02/04/2021	1,922	—
1,322,259 USD	1,166,000 CHF	Morgan Stanley	02/04/2021	—	(13,180)
712,038 USD	4,356,000 DKK	Morgan Stanley	02/04/2021	—	(1,248)
4,914,410 USD	4,005,000 EUR	Morgan Stanley	02/04/2021	—	(53,947)
498,547 USD	366,000 GBP	Morgan Stanley	02/04/2021	2,933	—
1,534,517 USD	1,118,000 GBP	Morgan Stanley	02/04/2021	—	(2,675)
551,605 USD	1,808,000 ILS	Morgan Stanley	02/04/2021	—	(996)
3,687,974 USD	384,532,000 JPY	Morgan Stanley	02/04/2021	—	(16,789)
3,200,580 USD	3,554,523,000 KRW	Morgan Stanley	02/04/2021	—	(22,857)
938,972 USD	8,077,000 NOK	Morgan Stanley	02/04/2021	3,993	—
988,046 USD	8,157,000 SEK	Morgan Stanley	02/04/2021	—	(11,878)
97,830 USD	130,000 SGD	Morgan Stanley	02/04/2021	32	—
2,346,186 USD	65,708,000 TWD	Morgan Stanley	02/04/2021	623	—
96,851 USD	2,704,000 TWD	Morgan Stanley	02/04/2021	—	(276)
605,000 CHF	681,103 USD	Morgan Stanley	02/24/2021	1,503	—
5,874,298 USD	7,636,000 AUD	Morgan Stanley	02/24/2021	—	(37,813)
9,432,115 USD	12,018,000 CAD	Morgan Stanley	02/24/2021	—	(33,282)
3,789,410 USD	3,366,000 CHF	Morgan Stanley	02/24/2021	—	(8,361)
572,531 USD	3,511,000 DKK	Morgan Stanley	02/24/2021	569	—
62,502,332 USD	51,518,572 EUR	Morgan Stanley	02/24/2021	45,955	—
14,559,381 USD	10,685,000 GBP	Morgan Stanley	02/24/2021	82,160	—
2,192,000 CAD	1,713,118 USD	Morgan Stanley	03/25/2021	—	(1,269)
184,000 GBP	252,605 USD	Morgan Stanley	03/25/2021	424	—
329,000 ILS	100,467 USD	Morgan Stanley	03/25/2021	176	—
367,048,000 JPY	3,521,271 USD	Morgan Stanley	03/25/2021	15,282	—
3,632,762,000 KRW	3,258,880 USD	Morgan Stanley	03/25/2021	10,545	—
8,294,000 NOK	964,046 USD	Morgan Stanley	03/25/2021	—	(4,162)
134,000 SGD	100,835 USD	Morgan Stanley	03/25/2021	—	(36)
56,163,000 TWD	2,014,188 USD	Morgan Stanley	03/25/2021	—	(2,245)
2,570,445 USD	3,350,000 AUD	Morgan Stanley	03/25/2021	—	(9,430)
1,112,546 USD	986,000 CHF	Morgan Stanley	03/25/2021	—	(3,910)
506,623 USD	3,101,000 DKK	Morgan Stanley	03/25/2021	—	(139)
4,459,279 USD	3,669,000 EUR	Morgan Stanley	03/25/2021	—	(1,532)
506,823 USD	4,219,000 SEK	Morgan Stanley	03/25/2021	—	(1,642)
321,000 CNY	49,442 USD	Standard Chartered	02/24/2021	—	(223)
8,191,606 USD	53,184,000 CNY	Standard Chartered	02/24/2021	36,877	—
Total				845,579	(585,689)

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Opportunities Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian 10-Year Bond	379	03/2021	AUD	55,283,938	—	(332,356)
Canadian Government 10-Year Bond	122	03/2021	CAD	18,008,420	—	(115,015)
Euro-BTP	5	03/2021	EUR	755,000	—	(1,368)
Euro-Bund	3	03/2021	EUR	531,750	—	(157)
Euro-Buxl 30-Year	1	03/2021	EUR	221,300	—	(2,437)
Euro-OAT	4	03/2021	EUR	668,280	—	(1,412)
Japanese 10-Year Government Bond	15	03/2021	JPY	2,277,300,000	—	(30,246)
Long Gilt	76	03/2021	GBP	10,189,320	—	(16,049)
S&P/TSX 60 Index	29	03/2021	CAD	5,933,980	—	(20,915)
U.S. Long Bond	65	03/2021	USD	10,966,719	—	(284,268)
U.S. Treasury 10-Year Note	250	03/2021	USD	34,257,813	—	(269,129)
U.S. Treasury 5-Year Note	219	03/2021	USD	27,566,625	—	(10,715)
U.S. Ultra Treasury Bond	69	03/2021	USD	14,125,594	—	(896,485)
Total					—	(1,980,552)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bund	(24)	03/2021	EUR	(4,254,000)	1,475	—
Mini MSCI EAFE Index	(217)	03/2021	USD	(22,953,175)	—	(159,445)
Mini MSCI Emerging Markets Index	(409)	03/2021	USD	(27,118,745)	—	(1,557,292)
Russell 2000 Index E-mini	(34)	03/2021	USD	(3,515,940)	—	(238,111)
S&P 500 Index E-mini	(164)	03/2021	USD	(30,382,640)	—	(433,897)
Total					1,475	(2,388,745)

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Broadcom, Inc.	Morgan Stanley	USD	(630,700)	(14)	490.00	2/19/2021	(6,250)	(4,376)
Cameco Corp.	Morgan Stanley	USD	(391,230)	(315)	21.00	2/19/2021	(3,314)	(1,732)
DBV Technologies SA	Morgan Stanley	USD	(14,906)	(29)	10.00	2/19/2021	(664)	(72)
Total							(10,228)	(6,180)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Eurostat Eurozone HICP ex-Tobacco NSA	Fixed rate of 1.180%	Receives at Maturity, Pays at Maturity	Morgan Stanley	01/15/2031	EUR	15,552,000	156,109	—	—	156,109	—

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 34	Morgan Stanley	12/20/2025	1.000	Quarterly	1.733	USD	18,645,000	500,380	—	—	500,380	—
Markit CDX Emerging Markets Index, Series 34	Morgan Stanley	12/20/2025	1.000	Quarterly	1.733	USD	2,500,000	(10,748)	—	—	—	(10,748)
Markit CDX North America High Yield Index, Series 35	Morgan Stanley	12/20/2025	5.000	Quarterly	3.163	USD	6,148,000	290,471	—	—	290,471	—
Markit CDX North America Investment Grade Index, Series 35	Morgan Stanley	12/20/2025	1.000	Quarterly	0.559	USD	25,275,000	(12,766)	—	—	—	(12,766)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Semiannual Report 2021	15

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Cleared credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit iTraxx Europe Main Index, Series 34	Morgan Stanley	12/20/2025	1.000	Quarterly	0.521	EUR	3,000,000	27,011	—	—	27,011	—
Markit iTraxx Europe Main Index, Series 34	Morgan Stanley	12/20/2025	1.000	Quarterly	0.521	EUR	1,100,000	(1,646)	—	—	—	(1,646)
Total								792,702	—	—	817,862	(25,160)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
Eurostat Eurozone HICP ex-Tobacco NSA	Harmonised Index of Consumer Price Index Excluding Tobacco	0.200%
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended January 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	—	3,763,744	—	285,013	4,048,757	—	—	5,744	222,704
Columbia Short-Term Cash Fund, 0.104%
	95,776,987	144,483,364	(152,517,979)	(7,930)	87,734,442	—	(1,008)	59,761	87,743,216
Total	95,776,987			277,083	91,783,199	—	(1,008)	65,505

(b)	Non-income producing investment.
(c)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At January 31, 2021, the total value of these securities amounted to $6,535,965, which represents 1.20% of total net assets.
(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At January 31, 2021, the total value of these securities amounted to $254,275, which represents 0.05% of total net assets.
(g)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At January 31, 2021, the total market value of these securities amounted to $43,744, which represents 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Ascent Resources, Class B	02/20/2014—03/01/2016	195,286	8,147	43,744

(h)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(i)	Principal and interest may not be guaranteed by a governmental entity.
(j)	Represents a security purchased on a when-issued basis.
(k)	The rate shown is the seven-day current annualized yield at January 31, 2021.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Opportunities Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	China Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Semiannual Report 2021	17

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	4,048,757	—	—	4,048,757
Common Stocks
Argentina	1,219,143	—	—	1,219,143
Australia	—	1,155,395	—	1,155,395
Bahamas	243,029	—	—	243,029
Brazil	5,595,422	—	—	5,595,422
Canada	6,794,777	—	—	6,794,777
Chile	161,771	—	—	161,771
China	10,177,074	16,197,759	37,482	26,412,315
Cyprus	540,151	431,465	—	971,616
Denmark	—	653,279	—	653,279
Finland	—	2,568,368	—	2,568,368
France	89,616	6,745,317	—	6,834,933
Germany	—	4,138,693	—	4,138,693
Guernsey	775,952	—	—	775,952
Hong Kong	—	2,951,134	—	2,951,134
Hungary	—	1,091,837	—	1,091,837
India	1,020,503	5,939,104	—	6,959,607
Indonesia	—	3,134,953	—	3,134,953
Ireland	970,626	2,359,721	—	3,330,347
Israel	663,226	1,174,311	—	1,837,537
Italy	—	2,050,008	—	2,050,008
Japan	—	26,211,368	—	26,211,368
Kazakhstan	—	—	210,530	210,530
Malta	—	—	1	1
Netherlands	1,975,065	5,395,649	—	7,370,714
Norway	—	2,589,480	—	2,589,480
Pakistan	—	434,560	—	434,560
Philippines	—	1,051,681	—	1,051,681
Poland	—	166,788	—	166,788
Puerto Rico	1,336,633	—	—	1,336,633
Russian Federation	1,098,518	3,206,771	—	4,305,289
Singapore	—	2,112,316	—	2,112,316
South Africa	—	1,499,101	—	1,499,101
South Korea	—	13,521,216	—	13,521,216
Spain	—	2,243,186	—	2,243,186
Sweden	—	2,946,071	—	2,946,071
Switzerland	2,236,671	4,225,217	—	6,461,888
Taiwan	1,136,427	10,709,112	—	11,845,539
Thailand	—	1,281,738	—	1,281,738
United Kingdom	1,677,240	9,443,290	—	11,120,530
United States	202,351,627	—	43,744	202,395,371
Total Common Stocks	240,063,471	137,628,888	291,757	377,984,116
Exchange-Traded Equity Funds	11,077,765	—	—	11,077,765
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Opportunities Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Foreign Government Obligations	—	41,375,601	—	41,375,601
Inflation-Indexed Bonds	—	4,645,635	—	4,645,635
Preferred Stocks
Brazil	1,001,704	—	—	1,001,704
United States	58,935	—	—	58,935
Total Preferred Stocks	1,060,639	—	—	1,060,639
Residential Mortgage-Backed Securities - Agency	—	23,421,446	—	23,421,446
U.S. Treasury Obligations	1,929,781	—	—	1,929,781
Money Market Funds	87,734,442	—	—	87,734,442
Total Investments in Securities	345,914,855	207,071,570	291,757	553,278,182
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	845,579	—	845,579
Futures Contracts	1,475	—	—	1,475
Swap Contracts	—	973,971	—	973,971
Liability
Forward Foreign Currency Exchange Contracts	—	(585,689)	—	(585,689)
Futures Contracts	(4,369,297)	—	—	(4,369,297)
Options Contracts Written	(6,180)	—	—	(6,180)
Swap Contracts	—	(25,160)	—	(25,160)
Total	341,540,853	208,280,271	291,757	550,112,881
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Semiannual Report 2021	19

Statement of Assets and Liabilities
January 31, 2021 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $364,349,854)	$461,494,983
Affiliated issuers (cost $91,502,701)	91,783,199
Foreign currency (cost $1,082,918)	1,076,369
Margin deposits on:
Futures contracts	8,923,736
Swap contracts	5,271,277
Unrealized appreciation on forward foreign currency exchange contracts	845,579
Receivable for:
Investments sold	1,655,250
Capital shares sold	70,038
Dividends	347,982
Interest	418,548
Foreign tax reclaims	187,255
Variation margin for futures contracts	1,905,900
Variation margin for swap contracts	94,972
Prepaid expenses	15,809
Other assets	22,445
Total assets	574,113,342
Liabilities
Option contracts written, at value (premiums received $10,228)	6,180
Unrealized depreciation on forward foreign currency exchange contracts	585,689
Payable for:
Investments purchased	3,264,266
Investments purchased on a delayed delivery basis	23,431,591
Capital shares purchased	533,474
Variation margin for futures contracts	577,651
Variation margin for swap contracts	19,404
Foreign capital gains taxes deferred	258,532
Management services fees	10,740
Distribution and/or service fees	3,716
Transfer agent fees	42,874
Compensation of board members	101,990
Compensation of chief compliance officer	57
Other expenses	69,382
Total liabilities	28,905,546
Net assets applicable to outstanding capital stock	$545,207,796
Represented by
Paid in capital	445,300,655
Total distributable earnings (loss)	99,907,141
Total - representing net assets applicable to outstanding capital stock	$545,207,796
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Opportunities Fund | Semiannual Report 2021

Statement of Assets and Liabilities  (continued)
January 31, 2021 (Unaudited)
Class A
Net assets	$500,706,520
Shares outstanding	32,335,200
Net asset value per share	$15.48
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$16.42
Advisor Class
Net assets	$7,313,681
Shares outstanding	468,527
Net asset value per share	$15.61
Class C
Net assets	$8,074,746
Shares outstanding	543,731
Net asset value per share	$14.85
Institutional Class
Net assets	$22,754,019
Shares outstanding	1,461,537
Net asset value per share	$15.57
Institutional 2 Class
Net assets	$4,768,431
Shares outstanding	304,516
Net asset value per share	$15.66
Institutional 3 Class
Net assets	$79,342
Shares outstanding	5,091
Net asset value per share	$15.58
Class R
Net assets	$1,511,057
Shares outstanding	98,605
Net asset value per share	$15.32
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Semiannual Report 2021	21

Statement of Operations
Six Months Ended January 31, 2021 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$3,388,043
Dividends — affiliated issuers	65,505
Interest	823,515
Foreign taxes withheld	(234,878)
Total income	4,042,185
Expenses:
Management services fees	1,900,664
Distribution and/or service fees
Class A	607,818
Class C	54,036
Class R	3,626
Transfer agent fees
Class A	242,398
Advisor Class	3,374
Class C	5,376
Institutional Class	10,701
Institutional 2 Class	1,499
Institutional 3 Class	9
Class R	722
Compensation of board members	27,799
Custodian fees	65,014
Printing and postage fees	28,338
Registration fees	53,616
Audit fees	36,854
Legal fees	4,942
Interest on collateral	19,095
Compensation of chief compliance officer	57
Other	33,291
Total expenses	3,099,229
Net investment income	942,956
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	29,140,999
Investments — affiliated issuers	(1,008)
Foreign currency translations	333,518
Forward foreign currency exchange contracts	5,593,605
Futures contracts	(17,762,350)
Options purchased	(51,286)
Options contracts written	19,075
Swap contracts	1,759,776
Net realized gain	19,032,329
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	37,618,990
Investments — affiliated issuers	277,083
Foreign currency translations	(78,443)
Forward foreign currency exchange contracts	(3,260,859)
Futures contracts	(1,868,150)
Options contracts written	4,380
Swap contracts	(246,928)
Foreign capital gains tax	(99,079)
Net change in unrealized appreciation (depreciation)	32,346,994
Net realized and unrealized gain	51,379,323
Net increase in net assets resulting from operations	$52,322,279
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Global Opportunities Fund | Semiannual Report 2021

Statement of Changes in Net Assets
	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020
Operations
Net investment income	$942,956	$4,785,460
Net realized gain	19,032,329	10,103,740
Net change in unrealized appreciation (depreciation)	32,346,994	17,328,277
Net increase in net assets resulting from operations	52,322,279	32,217,477
Distributions to shareholders
Net investment income and net realized gains
Class A	(21,454,859)	(8,666,377)
Advisor Class	(317,982)	(122,519)
Class C	(418,910)	(105,376)
Institutional Class	(998,219)	(468,010)
Institutional 2 Class	(210,419)	(85,557)
Institutional 3 Class	(3,600)	(3,106)
Class R	(62,951)	(31,573)
Total distributions to shareholders	(23,466,940)	(9,482,518)
Decrease in net assets from capital stock activity	(3,952,508)	(53,379,455)
Total increase (decrease) in net assets	24,902,831	(30,644,496)
Net assets at beginning of period	520,304,965	550,949,461
Net assets at end of period	$545,207,796	$520,304,965
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Semiannual Report 2021	23

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	January 31, 2021 (Unaudited)		July 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	421,918	6,548,139	519,905	7,278,942
Distributions reinvested	1,377,172	21,332,395	602,207	8,611,564
Redemptions	(1,976,381)	(30,189,720)	(4,608,075)	(64,114,616)
Net decrease	(177,291)	(2,309,186)	(3,485,963)	(48,224,110)
Advisor Class
Subscriptions	42,500	655,148	112,551	1,560,180
Distributions reinvested	19,564	305,393	8,479	122,094
Redemptions	(23,940)	(370,160)	(87,306)	(1,186,316)
Net increase	38,124	590,381	33,724	495,958
Class C
Subscriptions	23,922	346,926	56,240	752,577
Distributions reinvested	28,116	418,082	7,479	102,908
Redemptions	(280,253)	(4,209,826)	(257,445)	(3,441,733)
Net decrease	(228,215)	(3,444,818)	(193,726)	(2,586,248)
Institutional Class
Subscriptions	288,058	4,427,729	608,348	8,464,157
Distributions reinvested	59,271	922,845	30,612	439,888
Redemptions	(293,451)	(4,492,158)	(807,387)	(11,347,140)
Net increase (decrease)	53,878	858,416	(168,427)	(2,443,095)
Institutional 2 Class
Subscriptions	41,776	635,369	84,657	1,192,076
Distributions reinvested	13,436	210,419	5,920	85,492
Redemptions	(35,782)	(561,834)	(78,038)	(1,091,865)
Net increase	19,430	283,954	12,539	185,703
Institutional 3 Class
Subscriptions	936	14,301	2,090	29,669
Distributions reinvested	221	3,448	212	3,042
Redemptions	(1,360)	(21,807)	(6,855)	(100,968)
Net decrease	(203)	(4,058)	(4,553)	(68,257)
Class R
Subscriptions	5,974	90,195	41,953	580,464
Distributions reinvested	4,034	61,841	1,271	18,014
Redemptions	(5,134)	(79,233)	(94,204)	(1,337,884)
Net increase (decrease)	4,874	72,803	(50,980)	(739,406)
Total net decrease	(289,403)	(3,952,508)	(3,857,386)	(53,379,455)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Global Opportunities Fund | Semiannual Report 2021

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Columbia Global Opportunities Fund | Semiannual Report 2021	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 1/31/2021 (Unaudited)	$14.66	0.03	1.48	1.51	(0.34)	(0.35)	(0.69)
Year Ended 7/31/2020	$14.01	0.13	0.77	0.90	(0.25)	—	(0.25)
Year Ended 7/31/2019	$13.80	0.23	0.03	0.26	(0.05)	—	(0.05)
Year Ended 7/31/2018	$12.99	0.10	0.71	0.81	—	—	—
Year Ended 7/31/2017	$12.09	0.14	1.08	1.22	(0.32)	—	(0.32)
Year Ended 7/31/2016	$11.73	0.15	0.21	0.36	—	—	—
Advisor Class
Six Months Ended 1/31/2021 (Unaudited)	$14.79	0.05	1.49	1.54	(0.37)	(0.35)	(0.72)
Year Ended 7/31/2020	$14.13	0.18	0.78	0.96	(0.30)	—	(0.30)
Year Ended 7/31/2019	$13.93	0.25	0.03	0.28	(0.08)	—	(0.08)
Year Ended 7/31/2018	$13.07	0.16	0.70	0.86	—	—	—
Year Ended 7/31/2017	$12.17	0.16	1.09	1.25	(0.35)	—	(0.35)
Year Ended 7/31/2016	$11.77	0.17	0.23	0.40	—	—	—
Class C
Six Months Ended 1/31/2021 (Unaudited)	$14.04	(0.03)	1.42	1.39	(0.23)	(0.35)	(0.58)
Year Ended 7/31/2020	$13.40	0.02	0.74	0.76	(0.12)	—	(0.12)
Year Ended 7/31/2019	$13.25	0.12	0.03	0.15	—	—	—
Year Ended 7/31/2018	$12.57	(0.00)(g)	0.68	0.68	—	—	—
Year Ended 7/31/2017	$11.71	0.04	1.06	1.10	(0.24)	—	(0.24)
Year Ended 7/31/2016	$11.44	0.06	0.21	0.27	—	—	—
Institutional Class
Six Months Ended 1/31/2021 (Unaudited)	$14.75	0.05	1.49	1.54	(0.37)	(0.35)	(0.72)
Year Ended 7/31/2020	$14.10	0.17	0.78	0.95	(0.30)	—	(0.30)
Year Ended 7/31/2019	$13.89	0.27	0.02	0.29	(0.08)	—	(0.08)
Year Ended 7/31/2018	$13.04	0.14	0.71	0.85	—	—	—
Year Ended 7/31/2017	$12.14	0.17	1.08	1.25	(0.35)	—	(0.35)
Year Ended 7/31/2016	$11.75	0.18	0.21	0.39	—	—	—
Institutional 2 Class
Six Months Ended 1/31/2021 (Unaudited)	$14.84	0.05	1.50	1.55	(0.38)	(0.35)	(0.73)
Year Ended 7/31/2020	$14.18	0.18	0.78	0.96	(0.30)	—	(0.30)
Year Ended 7/31/2019	$13.97	0.27	0.02	0.29	(0.08)	—	(0.08)
Year Ended 7/31/2018	$13.11	0.13	0.73	0.86	—	—	—
Year Ended 7/31/2017	$12.20	0.15	1.12	1.27	(0.36)	—	(0.36)
Year Ended 7/31/2016	$11.80	0.19	0.21	0.40	—	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Global Opportunities Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 1/31/2021 (Unaudited)	$15.48	10.26%	1.16%(c),(d)	1.16%(c),(d)	0.36%(c)	56%	$500,707
Year Ended 7/31/2020	$14.66	6.49%	1.15%(d)	1.15%(d)	0.92%	125%	$476,670
Year Ended 7/31/2019	$14.01	1.88%	1.13%	1.13%	1.70%	104%	$504,182
Year Ended 7/31/2018	$13.80	6.24%	1.10%(e)	1.10%(e)	0.72%	97%	$556,184
Year Ended 7/31/2017	$12.99	10.43%	1.12%	1.12%	1.11%	103%	$571,392
Year Ended 7/31/2016	$12.09	3.07%	1.14%	1.14%(f)	1.30%	127%	$603,849
Advisor Class
Six Months Ended 1/31/2021 (Unaudited)	$15.61	10.41%	0.91%(c),(d)	0.91%(c),(d)	0.60%(c)	56%	$7,314
Year Ended 7/31/2020	$14.79	6.83%	0.90%(d)	0.90%(d)	1.27%	125%	$6,365
Year Ended 7/31/2019	$14.13	2.06%	0.88%	0.88%	1.79%	104%	$5,606
Year Ended 7/31/2018	$13.93	6.58%	0.85%(e)	0.85%(e)	1.20%	97%	$5,113
Year Ended 7/31/2017	$13.07	10.63%	0.88%	0.88%	1.27%	103%	$169
Year Ended 7/31/2016	$12.17	3.40%	0.89%	0.89%(f)	1.51%	127%	$41
Class C
Six Months Ended 1/31/2021 (Unaudited)	$14.85	9.90%	1.90%(c),(d)	1.90%(c),(d)	(0.39%)(c)	56%	$8,075
Year Ended 7/31/2020	$14.04	5.68%	1.90%(d)	1.90%(d)	0.13%	125%	$10,839
Year Ended 7/31/2019	$13.40	1.13%	1.88%	1.88%	0.95%	104%	$12,935
Year Ended 7/31/2018	$13.25	5.41%	1.85%(e)	1.85%(e)	(0.02%)	97%	$17,299
Year Ended 7/31/2017	$12.57	9.59%	1.87%	1.87%	0.36%	103%	$26,322
Year Ended 7/31/2016	$11.71	2.36%	1.89%	1.89%(f)	0.55%	127%	$27,133
Institutional Class
Six Months Ended 1/31/2021 (Unaudited)	$15.57	10.44%	0.91%(c),(d)	0.91%(c),(d)	0.61%(c)	56%	$22,754
Year Ended 7/31/2020	$14.75	6.78%	0.90%(d)	0.90%(d)	1.18%	125%	$20,763
Year Ended 7/31/2019	$14.10	2.14%	0.88%	0.88%	1.95%	104%	$22,219
Year Ended 7/31/2018	$13.89	6.52%	0.85%(e)	0.85%(e)	0.99%	97%	$22,863
Year Ended 7/31/2017	$13.04	10.66%	0.88%	0.88%	1.38%	103%	$18,332
Year Ended 7/31/2016	$12.14	3.32%	0.89%	0.89%(f)	1.62%	127%	$6,820
Institutional 2 Class
Six Months Ended 1/31/2021 (Unaudited)	$15.66	10.41%	0.88%(c),(d)	0.88%(c),(d)	0.64%(c)	56%	$4,768
Year Ended 7/31/2020	$14.84	6.86%	0.86%(d)	0.86%(d)	1.27%	125%	$4,229
Year Ended 7/31/2019	$14.18	2.17%	0.84%	0.84%	1.97%	104%	$3,864
Year Ended 7/31/2018	$13.97	6.56%	0.81%(e)	0.81%(e)	0.97%	97%	$2,522
Year Ended 7/31/2017	$13.11	10.77%	0.83%	0.83%	1.24%	103%	$713
Year Ended 7/31/2016	$12.20	3.39%	0.81%	0.81%	1.64%	127%	$128
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Semiannual Report 2021	27

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 1/31/2021 (Unaudited)	$14.77	0.05	1.49	1.54	(0.38)	(0.35)	(0.73)
Year Ended 7/31/2020	$14.12	0.23	0.73	0.96	(0.31)	—	(0.31)
Year Ended 7/31/2019	$13.91	0.25	0.05	0.30	(0.09)	—	(0.09)
Year Ended 7/31/2018	$13.05	0.15	0.71	0.86	—	—	—
Year Ended 7/31/2017(h)	$12.11	0.07	0.87	0.94	—	—	—
Class R
Six Months Ended 1/31/2021 (Unaudited)	$14.50	0.01	1.46	1.47	(0.30)	(0.35)	(0.65)
Year Ended 7/31/2020	$13.85	0.07	0.79	0.86	(0.21)	—	(0.21)
Year Ended 7/31/2019	$13.64	0.20	0.02	0.22	(0.01)	—	(0.01)
Year Ended 7/31/2018	$12.87	0.06	0.71	0.77	—	—	—
Year Ended 7/31/2017	$11.99	0.08	1.09	1.17	(0.29)	—	(0.29)
Year Ended 7/31/2016	$11.67	0.15	0.17	0.32	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	1/31/2021	7/31/2020
Class A	0.01%	less than 0.01%
Advisor Class	0.01%	less than 0.01%
Class C	0.01%	less than 0.01%
Institutional Class	0.01%	less than 0.01%
Institutional 2 Class	0.01%	less than 0.01%
Institutional 3 Class	0.01%	less than 0.01%
Class R	0.01%	less than 0.01%

(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Rounds to zero.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Global Opportunities Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 1/31/2021 (Unaudited)	$15.58	10.45%	0.83%(c),(d)	0.83%(c),(d)	0.69%(c)	56%	$79
Year Ended 7/31/2020	$14.77	6.86%	0.80%(d)	0.80%(d)	1.60%	125%	$78
Year Ended 7/31/2019	$14.12	2.21%	0.81%	0.81%	1.78%	104%	$139
Year Ended 7/31/2018	$13.91	6.59%	0.78%(e)	0.78%(e)	1.07%	97%	$3
Year Ended 7/31/2017(h)	$13.05	7.76%	0.81%(c)	0.81%(c)	1.42%(c)	103%	$3
Class R
Six Months Ended 1/31/2021 (Unaudited)	$15.32	10.15%	1.41%(c),(d)	1.41%(c),(d)	0.10%(c)	56%	$1,511
Year Ended 7/31/2020	$14.50	6.23%	1.39%(d)	1.39%(d)	0.52%	125%	$1,359
Year Ended 7/31/2019	$13.85	1.63%	1.38%	1.38%	1.49%	104%	$2,004
Year Ended 7/31/2018	$13.64	5.98%	1.35%(e)	1.35%(e)	0.47%	97%	$3,277
Year Ended 7/31/2017	$12.87	10.08%	1.38%	1.38%	0.62%	103%	$3,086
Year Ended 7/31/2016	$11.99	2.74%	1.39%	1.39%(f)	1.33%	127%	$299
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Semiannual Report 2021	29

Notes to Financial Statements
January 31, 2021 (Unaudited)
Note 1. Organization
Columbia Global Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may
30	Columbia Global Opportunities Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
Columbia Global Opportunities Fund | Semiannual Report 2021	31

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the
32	Columbia Global Opportunities Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, to generate total return through long and short positions versus the U.S. dollar and primarily for the purpose of gaining market exposure to various foreign currencies. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market, to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions and primarily for the purpose of gaining market exposure to various currency, interest rate and equity markets. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Columbia Global Opportunities Fund | Semiannual Report 2021	33

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments, to protect gains and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
34	Columbia Global Opportunities Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of
Columbia Global Opportunities Fund | Semiannual Report 2021	35

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	817,862*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	845,579
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,475*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	156,109*
Total		1,821,025

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	25,160*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	2,409,660*
Equity risk	Options contracts written, at value	6,180
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	585,689
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,959,637*
Total		4,986,326

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
36	Columbia Global Opportunities Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended January 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	1,750,639	1,750,639
Equity risk	—	(17,962,709)	19,075	(51,286)	—	(17,994,920)
Foreign exchange risk	5,593,605	—	—	—	—	5,593,605
Interest rate risk	—	200,359	—	—	9,137	209,496
Total	5,593,605	(17,762,350)	19,075	(51,286)	1,759,776	(10,441,180)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(403,318)	(403,318)
Equity risk	—	2,396,198	4,380	—	2,400,578
Foreign exchange risk	(3,260,859)	—	—	—	(3,260,859)
Interest rate risk	—	(4,264,348)	—	156,390	(4,107,958)
Total	(3,260,859)	(1,868,150)	4,380	(246,928)	(5,371,557)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended January 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	188,386,688
Futures contracts — short	98,369,016
Credit default swap contracts — sell protection	54,252,752

Derivative instrument	Average value ($)
Options contracts — purchased	1,968**
Options contracts — written	(3,090)*

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	594,267	(1,088,008)
Interest rate swap contracts	78,055	—

*	Based on the ending quarterly outstanding amounts for the six months ended January 31, 2021.
**	Based on the ending daily outstanding amounts for the six months ended January 31, 2021.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Columbia Global Opportunities Fund | Semiannual Report 2021	37

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
38	Columbia Global Opportunities Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of January 31, 2021:
	Citi ($)	Goldman Sachs ($)	HSBC ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Standard Chartered ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	2,964	-	-	-	2,964
Centrally cleared interest rate swap contracts (b)	-	-	-	92,008	-	-	-	92,008
Forward foreign currency exchange contracts	58,589	-	393,571	-	356,542	-	36,877	845,579
Total assets	58,589	-	393,571	94,972	356,542	-	36,877	940,551
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	19,404	-	-	-	19,404
Forward foreign currency exchange contracts	3,791	1,709	333,996	-	245,970	-	223	585,689
Options contracts written	-	-	-	-	-	6,180	-	6,180
Total liabilities	3,791	1,709	333,996	19,404	245,970	6,180	223	611,273
Total financial and derivative net assets	54,798	(1,709)	59,575	75,568	110,572	(6,180)	36,654	329,278
Total collateral received (pledged) (c)	-	-	-	-	-	(6,180)	-	(6,180)
Net amount (d)	54,798	(1,709)	59,575	75,568	110,572	-	36,654	335,458

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a
Columbia Global Opportunities Fund | Semiannual Report 2021	39

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
40	Columbia Global Opportunities Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.00% on assets invested in Columbia proprietary funds, including exchange-traded funds, that pay an investment management fee to the Investment Manager, and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities, instruments and other assets not described above, including other funds advised by the Investment Manager that do not pay a management services fee, derivatives and individual securities. The annualized effective management services fee rate for the six months ended January 31, 2021 was 0.71% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Columbia Global Opportunities Fund | Semiannual Report 2021	41

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended January 31, 2021, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.02
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2021, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $405,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended January 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	53,093
Class C	—	1.00(b)	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
42	Columbia Global Opportunities Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2020 through November 30, 2021	Prior to December 1, 2020
Class A	1.35%	1.44%
Advisor Class	1.10	1.19
Class C	2.10	2.19
Institutional Class	1.10	1.19
Institutional 2 Class	1.07	1.15
Institutional 3 Class	1.02	1.10
Class R	1.60	1.69
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At January 31, 2021, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
455,842,000	114,570,000	(20,299,000)	94,271,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Global Opportunities Fund | Semiannual Report 2021	43

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $248,677,447 and $278,437,448, respectively, for the six months ended January 31, 2021, of which $135,650,421 and $135,552,056, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended January 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended January 31, 2021.
44	Columbia Global Opportunities Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Note 9. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the
Columbia Global Opportunities Fund | Semiannual Report 2021	45

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At January 31, 2021, affiliated shareholders of record owned 87.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
46	Columbia Global Opportunities Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Global Opportunities Fund | Semiannual Report 2021	47

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	39,328,043,938	454,200,292	0
Kathleen Blatz	39,337,937,974	444,306,256	0
Pamela G. Carlton	39,344,288,391	437,955,839	0
Janet Langford Carrig	39,329,254,400	452,989,830	0
J. Kevin Connaughton	39,252,004,295	530,239,934	0
Olive M. Darragh	39,268,887,557	513,356,673	0
Patricia M. Flynn	39,330,975,954	451,268,276	0
Brian J. Gallagher	39,331,403,614	450,840,615	0
Douglas A. Hacker	39,242,844,166	539,400,064	0
Nancy T. Lukitsh	39,349,165,585	433,078,645	0
David M. Moffett	39,309,904,442	472,339,788	0
Catherine James Paglia	39,328,739,370	453,504,860	0
Anthony M. Santomero	39,306,518,896	475,725,334	0
Minor M. Shaw	39,303,595,918	478,648,312	0
Natalie A. Trunow	39,352,416,062	429,828,167	0
Sandra Yeager	39,356,131,780	426,112,449	0
Christopher O. Petersen	39,337,621,211	444,623,019	0
48	Columbia Global Opportunities Fund | Semiannual Report 2021

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Columbia Global Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR156_07_L01_(03/21)

SemiAnnual Report
January 31, 2021
Columbia Minnesota Tax-Exempt Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Minnesota Tax-Exempt Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Minnesota Tax-Exempt Fund  |  Semiannual Report 2021

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of income generally exempt from federal income tax as well as from Minnesota state and local tax.
Portfolio management
Douglas White, CFA
Lead Portfolio Manager
Managed Fund since 2018
Catherine Stienstra
Portfolio Manager
Managed Fund since 2007
Anders Myhran, CFA
Portfolio Manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended January 31, 2021)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/18/86	2.05	2.93	3.26	4.72
	Including sales charges		-0.94	-0.25	2.64	4.39
Advisor Class*		03/19/13	2.18	3.18	3.55	4.94
Class C	Excluding sales charges	06/26/00	1.71	2.20	2.50	3.94
	Including sales charges		0.71	1.20	2.50	3.94
Institutional Class		09/27/10	2.14	3.13	3.54	4.97
Institutional 2 Class*		12/11/13	2.22	3.04	3.52	4.91
Institutional 3 Class*		03/01/17	2.29	3.13	3.47	4.82
Bloomberg Barclays Minnesota Municipal Bond Index			1.41	3.77	3.28	4.11
Bloomberg Barclays Municipal Bond Index			2.01	4.01	3.79	4.77
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays Minnesota Municipal Bond Index is a market capitalization-weighted index of Minnesota Investment-grade bonds with maturities of one year or more.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021	3

Fund at a Glance   (continued)
(Unaudited)
Quality breakdown (%) (at January 31, 2021)
AAA rating	19.0
AA rating	34.0
A rating	25.0
BBB rating	5.5
BB rating	4.6
D rating	0.4
Not rated	11.5
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2020 — January 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,020.50	1,021.09	3.88	3.88	0.77
Advisor Class	1,000.00	1,000.00	1,021.80	1,022.34	2.62	2.62	0.52
Class C	1,000.00	1,000.00	1,017.10	1,017.35	7.64	7.64	1.52
Institutional Class	1,000.00	1,000.00	1,021.40	1,022.34	2.62	2.62	0.52
Institutional 2 Class	1,000.00	1,000.00	1,022.20	1,022.29	2.67	2.67	0.53
Institutional 3 Class	1,000.00	1,000.00	1,022.90	1,022.54	2.42	2.42	0.48
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021	5

Portfolio of Investments
January 31, 2021 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 1.4%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 1.4%
City of Minneapolis/St. Paul Housing & Redevelopment Authority(a),(b)
Revenue Bonds
Allina Health Systems
Series 2009B-1 (JPMorgan Chase Bank)
11/15/2035	0.010%	8,885,000	8,885,000
Series 2009B-2 (JPMorgan Chase Bank)
11/15/2035	0.010%	2,100,000	2,100,000
Total			10,985,000
Total Floating Rate Notes (Cost $10,985,000)			10,985,000

Municipal Bonds 96.5%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 4.1%
Minneapolis-St. Paul Metropolitan Airports Commission
Refunding Revenue Bonds
Senior Lien
Series 2016C
01/01/2046	5.000%	3,000,000	3,578,100
Series 2011
01/01/2022	5.000%	1,000,000	1,003,750
Subordinated Series 2019A
01/01/2033	5.000%	7,030,000	9,051,476
Subordinated Refunding Revenue Bonds
Series 2012B
01/01/2030	5.000%	1,000,000	1,039,750
01/01/2031	5.000%	750,000	779,745
Series 2014A
01/01/2034	5.000%	1,000,000	1,117,680
Minneapolis-St. Paul Metropolitan Airports Commission(c)
Refunding Revenue Bonds
Subordinated Series 2019B
01/01/2035	5.000%	2,295,000	2,885,343
01/01/2044	5.000%	5,000,000	6,135,550
01/01/2049	5.000%	5,000,000	6,088,500
Total			31,679,894
Assisted Living 0.8%
City of Brooklyn Center
Revenue Bonds
Sanctuary Brooklyn Center Project
Series 2016
11/01/2035	5.500%	2,150,000	2,058,109
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Red Wing
Refunding Revenue Bonds
Deer Crest Project
Series 2012A
11/01/2032	5.000%	325,000	328,516
11/01/2042	5.000%	1,250,000	1,263,400
St. Cloud Housing & Redevelopment Authority
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	5.250%	3,000,000	2,535,840
Total			6,185,865
Charter Schools 4.7%
City of Bethel
Refunding Revenue Bonds
Spectrum High School Project
Series 2017
07/01/2027	3.500%	2,000,000	2,088,760
07/01/2047	4.250%	1,000,000	1,063,250
07/01/2052	4.375%	2,255,000	2,404,349
City of Cologne
Revenue Bonds
Cologne Academy Charter School Project
Series 2014A
07/01/2034	5.000%	500,000	538,440
07/01/2045	5.000%	2,070,000	2,201,259
City of Deephaven
Refunding Revenue Bonds
Eagle Ridge Academy Project
Series 2015
07/01/2050	5.500%	1,500,000	1,662,420
Revenue Bonds
Seven Hills Preparatory Academy Project
Series 2017
10/01/2049	5.000%	1,700,000	1,754,978
City of Forest Lake
Revenue Bonds
Lakes International Language Academy
Series 2019
08/01/2050	5.375%	3,600,000	4,100,940
City of Minneapolis(d)
Revenue Bonds
Friendship Academy of the Arts
Series 2019
12/01/2052	5.250%	2,000,000	2,130,800
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Minneapolis
Revenue Bonds
Northeast College Prep Project
Series 2020A
07/01/2040	5.000%	435,000	474,537
07/01/2055	5.000%	1,410,000	1,509,377
City of Spring Lake Park
Revenue Bonds
Academy for Higher Learning Project
Series 2019
06/15/2049	5.000%	2,000,000	2,177,340
06/15/2054	5.000%	1,000,000	1,085,530
City of Woodbury
Refunding Revenue Bonds
Charter School Lease
Series 2020
12/01/2040	4.000%	400,000	429,372
12/01/2050	4.000%	550,000	584,078
Duluth Housing & Redevelopment Authority
Refunding Revenue Bonds
Duluth Public Schools Academy
Series 2018
11/01/2038	5.000%	1,100,000	1,241,955
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Hmong College Prep Academy Project
Series 2020
09/01/2055	5.000%	2,500,000	2,931,775
Hope Community Academy Project
Series 2015A
12/01/2043	5.000%	2,000,000	2,065,240
Nova Classical Academy Project
Series 2016
09/01/2036	4.000%	1,000,000	1,066,510
09/01/2047	4.125%	1,400,000	1,478,372
St. Paul Conservatory
Series 2013A
03/01/2028	4.000%	200,000	205,222
03/01/2043	4.625%	1,000,000	1,023,370
Township of Baytown
Refunding Revenue Bonds
Series 2016A
08/01/2041	4.000%	750,000	788,137
08/01/2046	4.250%	1,000,000	1,056,680
Total			36,062,691
Health Services 0.2%
City of Center City
Refunding Revenue Bonds
Hazelden Betty Ford Foundation Project
Series 2019
11/01/2041	4.000%	1,000,000	1,128,430
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Hazelden Betty Ford Foundation Project
Series 2014
11/01/2044	5.000%	500,000	547,950
Total			1,676,380
Higher Education 8.0%
City of Moorhead
Refunding Revenue Bonds
Concordia College Corp. Project
Series 2016
12/01/2034	5.000%	1,155,000	1,298,312
12/01/2040	5.000%	1,350,000	1,501,470
Minnesota Higher Education Facilities Authority
Refunding Revenue Bonds
Carleton College
Series 2017
03/01/2037	4.000%	500,000	576,405
03/01/2039	4.000%	500,000	574,155
03/01/2040	4.000%	1,000,000	1,146,610
03/01/2047	4.000%	2,500,000	2,830,250
College of St. Scholastica, Inc.
Series 2019
12/01/2040	4.000%	1,200,000	1,334,988
Gustavus Adolphus College
Series 2017
10/01/2041	4.000%	3,000,000	3,220,110
Macalester College
Series 2017
03/01/2029	5.000%	150,000	186,879
03/01/2030	5.000%	175,000	216,767
03/01/2042	4.000%	900,000	1,017,729
03/01/2048	4.000%	600,000	673,794
St. Catherine University
Series 2018
10/01/2037	4.000%	580,000	646,184
10/01/2038	4.000%	920,000	1,023,196
10/01/2045	5.000%	2,500,000	2,956,625
St. Olaf College
8th Series 2015G
12/01/2031	5.000%	740,000	866,999
12/01/2032	5.000%	1,000,000	1,167,890
Series 2016-8N
10/01/2034	4.000%	1,500,000	1,677,975
10/01/2035	4.000%	500,000	558,180
University of St. Thomas
Series 2016-8-L
04/01/2035	5.000%	750,000	872,445
04/01/2039	4.000%	2,000,000	2,182,380
Series 2017A
10/01/2035	4.000%	800,000	899,992
10/01/2037	4.000%	750,000	839,498

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021	7

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Augsburg College
Series 2016A
05/01/2046	5.000%	4,500,000	4,595,355
College of St. Benedict
Series 2016-8-K
03/01/2043	4.000%	1,000,000	1,043,790
College of St. Scholastica
Series 2012
12/01/2027	4.250%	350,000	367,927
12/01/2032	4.000%	350,000	362,747
St. John’s University
Series 2015-8-1
10/01/2031	5.000%	370,000	428,120
10/01/2032	5.000%	645,000	744,072
10/01/2033	5.000%	350,000	402,749
10/01/2034	5.000%	380,000	436,586
University of St. Thomas
Series 2019
10/01/2040	5.000%	1,250,000	1,553,462
10/01/2041	4.000%	1,000,000	1,146,740
10/01/2044	4.000%	2,750,000	3,127,245
University of Minnesota
Revenue Bonds
Series 2014B
01/01/2044	4.000%	3,750,000	4,014,337
Series 2016A
04/01/2033	5.000%	1,725,000	2,088,388
04/01/2034	5.000%	1,855,000	2,240,562
Series 2019A
04/01/2036	5.000%	1,300,000	1,690,052
04/01/2037	5.000%	2,000,000	2,592,020
04/01/2038	5.000%	4,945,000	6,392,649
Total			61,495,634
Hospital 18.6%
City of Crookston
Revenue Bonds
Riverview Health Project
Series 2019
05/01/2044	5.000%	500,000	514,600
05/01/2051	5.000%	1,500,000	1,533,450
City of Glencoe
Refunding Revenue Bonds
Glencoe Regional Health Services Project
Series 2013
04/01/2023	4.000%	400,000	415,120
04/01/2024	4.000%	745,000	772,945
04/01/2026	4.000%	500,000	517,700
04/01/2031	4.000%	1,450,000	1,486,598
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Maple Grove
Refunding Revenue Bonds
Maple Grove Hospital Corp.
Series 2017
05/01/2037	4.000%	10,500,000	11,400,375
North Memorial Health Care
Series 2015
09/01/2032	5.000%	1,000,000	1,146,010
09/01/2035	4.000%	1,500,000	1,626,285
City of Minneapolis
Refunding Revenue Bonds
Fairview Health Services
Series 2015A
11/15/2034	5.000%	4,000,000	4,688,320
11/15/2044	5.000%	6,475,000	7,458,358
Series 2018A
11/15/2033	5.000%	2,920,000	3,693,566
Revenue Bonds
Fairview Health Services
Series 2018-A
11/15/2037	4.000%	4,000,000	4,649,960
11/15/2038	4.000%	2,630,000	3,049,853
City of Plato
Revenue Bonds
Glencoe Regional Health Services
Series 2017
04/01/2037	4.000%	1,810,000	1,990,765
04/01/2041	5.000%	675,000	777,404
City of Rochester
Refunding Revenue Bonds
Mayo Clinic
Series 2016B
11/15/2035	5.000%	5,000,000	7,616,350
11/15/2036	5.000%	12,255,000	18,957,995
Revenue Bonds
Mayo Clinic
Series 2011C (Mandatory Put 11/15/21)
11/15/2038	4.500%	1,400,000	1,446,340
City of Shakopee
Refunding Revenue Bonds
St. Francis Regional Medical Center
Series 2014
09/01/2034	5.000%	1,000,000	1,103,690
City of St. Cloud
Refunding Revenue Bonds
CentraCare Health System
Series 2014B
05/01/2024	5.000%	1,400,000	1,600,256
Series 2016A
05/01/2028	5.000%	1,745,000	2,119,006
05/01/2037	4.000%	3,175,000	3,569,240
05/01/2046	5.000%	3,500,000	4,127,340

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019
05/01/2048	5.000%	5,000,000	6,150,150
City of Winona
Refunding Revenue Bonds
Winona Health Obligation Group
Series 2012
07/01/2034	5.000%	750,000	759,270
County of Chippewa
Refunding Revenue Bonds
Montevideo Hospital Project
Series 2016
03/01/2037	4.000%	7,660,000	7,980,878
Duluth Economic Development Authority
Refunding Revenue Bonds
Essentia Health Obligation Group
Series 2018
02/15/2043	4.250%	5,000,000	5,578,000
02/15/2048	4.250%	1,000,000	1,107,430
02/15/2048	5.000%	1,300,000	1,544,361
02/15/2058	5.000%	6,000,000	7,082,940
Essential Health Obligated Group
Series 2018
02/15/2043	5.000%	1,615,000	1,932,541
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Fairview Health Services
Series 2017
11/15/2030	5.000%	1,825,000	2,281,852
11/15/2034	5.000%	1,900,000	2,343,878
11/15/2036	4.000%	1,200,000	1,374,564
11/15/2037	4.000%	600,000	685,698
11/15/2043	4.000%	3,000,000	3,384,240
HealthPartners Obligation Group
Series 2015
07/01/2033	5.000%	3,000,000	3,500,250
07/01/2035	4.000%	10,630,000	11,685,984
Total			143,653,562
Joint Power Authority 3.4%
Central Minnesota Municipal Power Agency
Revenue Bonds
Brookings-Southeast Twin Cities Transmission Project
Series 2012
01/01/2042	5.000%	1,500,000	1,559,910
Hutchinson Utilities Commission
Revenue Bonds
Series 2012A
12/01/2022	5.000%	250,000	271,770
12/01/2025	5.000%	400,000	433,256
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Minnesota Municipal Power Agency
Refunding Revenue Bonds
Series 2014
10/01/2032	5.000%	250,000	288,687
10/01/2033	5.000%	250,000	288,785
Series 2014A
10/01/2035	5.000%	1,000,000	1,155,140
Revenue Bonds
Series 2016
10/01/2041	4.000%	1,000,000	1,115,340
10/01/2047	5.000%	500,000	599,685
Northern Municipal Power Agency
Refunding Revenue Bonds
Series 2017
01/01/2034	5.000%	210,000	252,454
01/01/2035	5.000%	170,000	204,027
01/01/2036	5.000%	180,000	215,536
01/01/2041	5.000%	400,000	474,436
Revenue Bonds
Series 2013A
01/01/2030	5.000%	340,000	367,771
01/01/2031	5.000%	460,000	497,481
Southern Minnesota Municipal Power Agency
Refunding Revenue Bonds
Series 2015A
01/01/2035	5.000%	1,000,000	1,194,420
01/01/2041	5.000%	2,550,000	3,013,462
01/01/2046	5.000%	2,000,000	2,347,820
Revenue Bonds
Series 2017A
01/01/2042	5.000%	1,000,000	1,240,350
Southern Minnesota Municipal Power Agency(e)
Revenue Bonds
Capital Appreciation
Series 1994A (NPFGC)
01/01/2026	0.000%	10,000,000	9,595,700
Western Minnesota Municipal Power Agency
Refunding Revenue Bonds
Series 2015A
01/01/2036	5.000%	1,000,000	1,197,080
Total			26,313,110
Local Appropriation 2.3%
Anoka-Hennepin Independent School District No. 11
Certificate of Participation
Series 2014A
02/01/2034	5.000%	1,700,000	1,917,464
Duluth Independent School District No. 709
Refunding Certificate of Participation
School District Credit Enhancement Project
Series 2019B
02/01/2027	5.000%	740,000	916,623

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021	9

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Northeastern Metropolitan Intermediate School District No. 916
Certificate of Participation
Series 2015B
02/01/2034	5.000%	1,000,000	1,154,470
02/01/2042	4.000%	5,250,000	5,663,752
Plymouth Intermediate District No. 287
Refunding Certificate of Participation
Series 2016A
05/01/2030	4.000%	450,000	500,216
05/01/2031	4.000%	450,000	497,237
St. Paul Independent School District No. 625
Certificate of Participation
Series 2019 (School District Credit Enhancement Program)
02/01/2037	4.000%	515,000	617,742
02/01/2038	4.000%	1,000,000	1,196,460
02/01/2039	3.000%	565,000	625,444
Series 2020C
02/01/2040	2.500%	4,285,000	4,476,368
Total			17,565,776
Local General Obligation 23.9%
Anoka-Hennepin Independent School District No. 11
Unlimited General Obligation Bonds
School District Credit Enhancement Program
Series 2020A
02/01/2045	3.000%	5,000,000	5,398,900
Series 2018A
02/01/2039	4.000%	8,905,000	10,237,277
Brainerd Independent School District No. 181
Unlimited General Obligation Bonds
School Building
Series 2018A (School District Credit Enhancement Program)
02/01/2037	4.000%	9,800,000	11,340,854
Burnsville-Eagan-Savage Independent School District No. 191
Unlimited General Obligation Bonds
School Building
Series 2015A
02/01/2031	4.000%	4,820,000	5,393,966
Centennial Independent School District No. 12(e)
Unlimited General Obligation Bonds
Series 2015A (School District Credit Enhancement Program)
02/01/2032	0.000%	1,225,000	890,416
02/01/2033	0.000%	750,000	519,668
Chisago Lakes Independent School District No. 2144
Unlimited General Obligation Bonds
Minnesota School District Credit Enhancement Program
Series 2017A
02/01/2030	4.000%	3,145,000	3,711,792
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Elk River
Unlimited General Obligation Bonds
Series 2019A
12/01/2042	3.000%	1,755,000	1,903,684
12/01/2044	3.000%	2,000,000	2,158,540
Dilworth Glyndon Felton Independent School District No. 2164
Unlimited General Obligation Bonds
Series 2020A
02/01/2038	3.000%	1,025,000	1,096,955
02/01/2040	3.000%	1,000,000	1,067,110
02/01/2041	3.000%	1,230,000	1,310,319
Duluth Independent School District No. 709
Refunding Certificate of Participation
Series 2016A (School District Credit Enhancement Program)
02/01/2028	4.000%	1,500,000	1,716,975
Eden Prairie Independent School District No. 272
Unlimited General Obligation Bonds
Series 2019B (School District Credit Enhancement Program)
02/01/2040	3.000%	3,000,000	3,273,360
Elk River Independent School District No. 728
Unlimited General Obligation Bonds
School District Credit Enhancement Program
Series 2020A
02/01/2034	2.000%	7,000,000	7,251,720
Hastings Independent School District No. 200(e)
Unlimited General Obligation Bonds
School Building
Series 2018A (School District Credit Enhancement Program)
02/01/2032	0.000%	1,305,000	1,029,632
02/01/2033	0.000%	2,140,000	1,617,690
Hennepin County Regional Railroad Authority
Limited General Obligation Bonds
Series 2019A
12/01/2037	5.000%	4,685,000	6,072,931
12/01/2038	5.000%	3,965,000	5,127,181
Lac Qui Parle Valley Independent School District No. 2853
Unlimited General Obligation Bonds
Series 2020A
02/01/2040	2.500%	2,525,000	2,629,333
Litchfield Independent School District No. 465
Unlimited General Obligation Bonds
Series 2020A
02/01/2040	3.000%	2,260,000	2,469,073
MACCRAY Independent School District No. 2180
Unlimited General Obligation Bonds
Series 2020A
02/01/2038	2.250%	2,525,000	2,610,294
02/01/2039	2.250%	2,580,000	2,657,529
02/01/2040	2.375%	2,640,000	2,727,516

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Mahtomedi Independent School District No. 832
Unlimited General Obligation Refunding Bonds
School Building
Series 2014A (School District Credit Enhancement Program)
02/01/2030	5.000%	500,000	591,675
02/01/2031	5.000%	1,140,000	1,348,529
Mankato Independent School District No. 77
Unlimited General Obligation Bonds
School District Credit Enhancement Program
Series 2020A
02/01/2033	4.000%	550,000	666,352
02/01/2036	4.000%	585,000	699,566
Maple River Independent School District No. 2135
Unlimited General Obligation Bonds
School District Credit Enhancement Program
Series 2020A
02/01/2050	4.000%	3,230,000	3,848,319
Marshall Independent School District No. 413
Unlimited General Obligation Bonds
Series 2019B (School District Credit Enhancement Program)
02/01/2039	3.000%	2,440,000	2,666,774
02/01/2040	3.000%	2,515,000	2,744,167
Metropolitan Council
Unlimited General Obligation Refunding Bonds
Minneapolis-Saint Paul Metropolitan Area
Series 2020E
12/01/2028	5.000%	3,135,000	4,195,069
12/01/2029	5.000%	3,530,000	4,828,510
12/01/2030	5.000%	3,690,000	5,162,310
Minneapolis Special School District No. 1
Unlimited General Obligation Bonds
Long-Term Facilities Maintenance
Series 2017 (School District Credit Enhancement Program)
02/01/2031	5.000%	2,000,000	2,569,480
School Building
Series 2020B
02/01/2030	5.000%	1,350,000	1,851,687
02/01/2031	5.000%	1,420,000	1,934,310
Monticello Independent School District No. 882
Unlimited General Obligation Bonds
School Building
Series 2016A (School District Credit Enhancement Program)
02/01/2030	4.000%	1,000,000	1,152,960
02/01/2031	4.000%	1,735,000	1,991,155
Moorhead Independent School District No. 152
Unlimited General Obligation Bonds
Series 2020A
02/01/2041	3.000%	10,600,000	11,539,054
Mounds View Independent School District No. 621
Unlimited General Obligation Bonds
Student Credit Enhancement Program School Building
Series 2018A
02/01/2043	4.000%	6,455,000	7,361,411
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Mountain Iron-Buhl Independent School District No. 712
Unlimited General Obligation Bonds
School Building
Series 2016A (School District Credit Enhancement Program)
02/01/2032	4.000%	1,775,000	2,000,531
North St. Paul-Maplewood-Oakdale Independent School District No. 622
Unlimited General Obligation Bonds
Series 2019A
02/01/2042	3.000%	7,050,000	7,680,763
Richfield Independent School District No. 280
Unlimited General Obligation Bonds
Student Credit Enhancement Program School Building
Series 2018A
02/01/2040	4.000%	5,000,000	5,666,050
Roseville Independent School District No. 623
Unlimited General Obligation Bonds
School Building
Series 2018A
02/01/2038	4.000%	10,000,000	11,456,400
Russell Tyler Ruthton Independent School District No. 2902
Unlimited General Obligation Bonds
Series 2019A (School District Credit Enhancement Program)
02/01/2035	3.000%	1,950,000	2,184,058
02/01/2036	3.000%	1,000,000	1,116,430
02/01/2037	3.000%	1,035,000	1,151,676
Sartell-St. Stephen Independent School District No. 748(e)
Unlimited General Obligation Bonds
School Building
Series 2016B (School District Credit Enhancement Program)
02/01/2032	0.000%	1,565,000	1,203,657
02/01/2033	0.000%	2,585,000	1,908,040
02/01/2034	0.000%	1,500,000	1,063,620
Sauk Rapids-Rice Independent School District No. 47
Unlimited General Obligation Bonds
Series 2020A
02/01/2040	2.625%	2,250,000	2,368,890
St. Francis Independent School District No. 15
Unlimited General Obligation Bonds
Series 2018A
02/01/2033	4.000%	450,000	478,976
02/01/2034	4.000%	325,000	345,781
Watertown-Mayer Independent School District No. 111(e)
Unlimited General Obligation Bonds
Capital Appreciation
Series 2020A
02/01/2035	0.000%	2,420,000	1,832,521
02/01/2039	0.000%	2,175,000	1,436,044

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021	11

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Worthington Independent School District No. 518
Unlimited General Obligation Bonds
Series 2020A
02/01/2035	3.000%	700,000	753,606
02/01/2036	3.000%	470,000	504,930
02/01/2037	3.000%	500,000	536,005
02/01/2038	3.000%	1,000,000	1,070,200
02/01/2039	3.000%	1,000,000	1,068,410
Total			185,190,631
Multi-Family 3.4%
Anoka Housing & Redevelopment Authority
Revenue Bonds
Woodland Park Apartments Project
Series 2011A
04/01/2027	5.000%	2,500,000	2,507,900
City of Crystal
Revenue Bonds
Crystal Leased Housing Association
Series 2014
06/01/2031	5.250%	2,500,000	2,501,725
City of Minneapolis
Revenue Bonds
14th and Central Project
Series 2020A (FNMA)
02/01/2038	2.350%	10,000,000	10,355,200
City of St. Anthony
Revenue Bonds
Multifamily Housing Landings Silver Lake Village
Series 2013
12/01/2030	6.000%	3,000,000	3,215,130
Housing & Redevelopment Authority of The City of St. Paul
Revenue Bonds
848 Payne Ave. Apartments Green Bonds
Series 2020
06/01/2038	2.330%	5,000,000	5,195,150
Northwest Multi-County Housing & Redevelopment Authority
Refunding Revenue Bonds
Pooled Housing Program
Series 2015
07/01/2045	5.500%	2,500,000	2,598,400
Total			26,373,505
Municipal Power 0.7%
City of Rochester Electric Utility
Refunding Revenue Bonds
Series 2015E
12/01/2027	4.000%	1,000,000	1,158,280
12/01/2028	4.000%	950,000	1,095,360
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Puerto Rico Electric Power Authority(f),(g)
Revenue Bonds
Series 2012A
07/01/2042	0.000%	3,800,000	3,239,500
Total			5,493,140
Nursing Home 2.0%
City of Chatfield
Refunding Revenue Bonds
Chosen Valley Care Center
Series 2019
09/01/2044	5.000%	500,000	501,230
09/01/2052	5.000%	1,500,000	1,474,215
City of Oak Park Heights
Refunding Revenue Bonds
Boutwells Landing Care Center
Series 2013
08/01/2025	5.250%	1,480,000	1,518,954
City of Sauk Rapids
Refunding Revenue Bonds
Good Shepherd Lutheran Home
Series 2013
01/01/2039	5.125%	2,500,000	2,517,300
Dakota County Community Development Agency
Revenue Bonds
Ebenezer Ridges Care Center TCU Project
Series 2014S
09/01/2046	5.000%	2,000,000	2,059,320
Housing & Redevelopment Authority of The City of St. Paul
Revenue Bonds
Episcopal Homes Project
Series 2013
05/01/2038	5.000%	1,200,000	1,204,464
05/01/2048	5.125%	6,250,000	6,244,937
Total			15,520,420
Other Bond Issue 0.7%
City of Minneapolis
Revenue Bonds
YMCA Greater Twin Cities Project
Series 2016
06/01/2027	4.000%	100,000	111,459
06/01/2028	4.000%	170,000	187,950
06/01/2029	4.000%	165,000	180,979
06/01/2030	4.000%	125,000	135,954
06/01/2031	4.000%	100,000	108,020
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Series 2017A
08/01/2032	3.000%	500,000	504,015
08/01/2033	3.000%	500,000	502,685
08/01/2034	3.125%	850,000	857,557
08/01/2035	3.125%	800,000	805,848

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020A
12/01/2036	5.000%	1,580,000	1,888,858
Total			5,283,325
Other Utility 0.9%
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Series 2017A
10/01/2031	4.000%	875,000	1,009,032
10/01/2032	4.000%	800,000	917,560
10/01/2033	4.000%	655,000	748,613
St. Paul Port Authority(c)
Revenue Bonds
Energy Park Utility Co. Project
Series 2012
08/01/2028	5.450%	250,000	260,083
08/01/2036	5.700%	1,250,000	1,297,637
Series 2017-4
10/01/2040	4.000%	1,000,000	1,118,100
St. Paul Port Authority
Revenue Bonds
Series 2017-3
10/01/2042	4.000%	1,360,000	1,535,494
Total			6,886,519
Pool / Bond Bank 0.1%
City of Minneapolis
Limited Tax Revenue Bonds
Supported Common Bond
Series 2010
12/01/2030	6.250%	1,000,000	1,019,540
Prep School 0.3%
County of Rice(d)
Revenue Bonds
Shattuck-St. Mary’s School
Series 2015A
08/01/2022	5.000%	2,435,000	2,500,258
Refunded / Escrowed 5.0%
City of Rochester
Prerefunded 07/01/23 Revenue Bonds
Olmsted Medical Center Project
Series 2013
07/01/2024	5.000%	300,000	333,963
07/01/2027	5.000%	245,000	272,737
07/01/2028	5.000%	225,000	250,472
07/01/2033	5.000%	650,000	723,587
County of Otter Tail(c)
Prerefunded 05/01/21 Unlimited General Obligation Bonds
Disposal Systems-Prairie Lakes
Series 2011
11/01/2030	5.000%	2,010,000	2,032,854
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Goodhue County Education District No. 6051
Prerefunded 02/01/24 Certificate of Participation
Series 2014
02/01/2029	5.000%	1,200,000	1,369,320
02/01/2034	5.000%	1,200,000	1,369,320
02/01/2039	5.000%	1,300,000	1,483,430
Hermantown Independent School District No. 700
Prerefunded 02/01/24 Unlimited General Obligation Bonds
School Building
Series 2014A (School District Credit Enhancement Program)
02/01/2037	5.000%	4,740,000	5,416,493
Housing & Redevelopment Authority of The City of St. Paul
Prerefunded 09/01/21 Revenue Bonds
Nova Classical Academy
Series 2011A
09/01/2042	6.625%	1,500,000	1,557,060
Prerefunded 11/15/25 Revenue Bonds
HealthEast Care System Project
Series 2015
11/15/2027	5.000%	2,500,000	3,049,925
11/15/2044	5.000%	1,000,000	1,219,970
Refunding Revenue Bonds
HealthEast Care System Project
Series 2015 Escrowed to Maturity
11/15/2023	5.000%	1,000,000	1,131,790
Minnesota Higher Education Facilities Authority
Prerefunded 10/01/21 Revenue Bonds
Hamline University
7th Series 2011K2
10/01/2032	6.000%	1,000,000	1,038,530
10/01/2040	6.000%	2,000,000	2,077,060
Prerefunded 10/01/22 Revenue Bonds
St. Catherine University
7th Series 2012Q
10/01/2025	5.000%	325,000	351,127
10/01/2026	5.000%	280,000	302,509
10/01/2027	5.000%	200,000	216,078
10/01/2032	5.000%	700,000	756,273
University of Minnesota
Prerefunded 12/01/21 Revenue Bonds
Series 2011D
12/01/2036	5.000%	5,985,000	6,225,836
Western Minnesota Municipal Power Agency
Prerefunded 01/01/24 Revenue Bonds
Series 2014A
01/01/2040	5.000%	1,000,000	1,140,650
01/01/2046	5.000%	4,025,000	4,591,116
Worthington Independent School District No. 518
Prerefunded 02/01/26 Certificate of Participation
Series 2017A
02/01/2039	4.000%	1,370,000	1,615,257
Total			38,525,357

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021	13

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Retirement Communities 4.3%
City of Anoka
Refunding Revenue Bonds
Homestead at Anoka, Inc. Project
Series 2017
11/01/2046	5.000%	1,500,000	1,599,555
City of Apple Valley
Refunding Revenue Bonds
Apple Vally Senior Housing
Series 2018
09/01/2053	4.500%	3,000,000	3,069,690
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2050	6.125%	2,500,000	2,406,050
City of Maple Plain
Revenue Bonds
Haven Homes, Inc. Project
Series 2019
07/01/2057	4.650%	1,250,000	1,272,150
City of Moorhead
Refunding Revenue Bonds
Evercare Senior Living LLC
Series 2012
09/01/2037	5.125%	1,000,000	1,000,020
City of North Oaks
Refunding Revenue Bonds
Waverly Gardens Project
Series 2016
10/01/2041	4.250%	5,000,000	5,286,850
10/01/2047	5.000%	2,000,000	2,184,580
City of Red Wing
Revenue Bonds
Benedictine Living Community
Series 2018
08/01/2047	5.000%	1,500,000	1,507,620
08/01/2053	5.000%	600,000	597,834
City of Rochester
Revenue Bonds
Homestead Rochester, Inc. Project
Series 2015
12/01/2049	5.000%	2,400,000	2,441,472
City of Sartell
Refunding Revenue Bonds
Country Manor Campus LLC
Series 2017
09/01/2042	4.500%	2,000,000	2,005,580
09/01/2042	5.000%	875,000	902,160
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of St. Joseph
Revenue Bonds
Woodcrest of Country Manor Project
Series 2019
07/01/2055	5.000%	1,500,000	1,517,655
City of St. Paul Park
Refunding Revenue Bonds
Presbyterian Homes Bloomington
Series 2017
09/01/2036	4.200%	275,000	284,983
09/01/2037	4.250%	300,000	310,569
09/01/2042	5.000%	1,000,000	1,055,700
City of Wayzata
Refunding Revenue Bonds
Folkstone Senior Living Co.
Series 2019
08/01/2054	5.000%	1,625,000	1,723,946
Dakota County Community Development Agency(d)
Refunding Revenue Bonds
Walker Highviews Hills LLC
Series 2016
08/01/2051	5.000%	1,500,000	1,546,050
Woodbury Housing & Redevelopment Authority
Revenue Bonds
St. Therese of Woodbury
Series 2014
12/01/2049	5.250%	2,000,000	2,097,280
Total			32,809,744
Sales Tax 0.7%
City of St. Paul
Revenue Bonds
Series 2014G
11/01/2032	5.000%	1,250,000	1,451,163
Puerto Rico Sales Tax Financing Corp.(e),(f)
Revenue Bonds
Series 2018A-1
07/01/2046	0.000%	12,751,000	4,019,115
Total			5,470,278
Single Family 2.6%
Minneapolis/St. Paul Housing Finance Board
Mortgage-Backed Revenue Bonds
City Living
Series 2011A (GNMA)
12/01/2027	4.450%	325,000	325,237
Minnesota Housing Finance Agency(c)
Refunding Revenue Bonds
Residential Housing
Series 2017D (GNMA)
01/01/2030	3.300%	265,000	284,425

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018A (GNMA)
07/01/2032	3.625%	520,000	542,771
Residential Housing Finance
Series 2017A
07/01/2030	3.200%	675,000	689,047
Minnesota Housing Finance Agency
Refunding Revenue Bonds
Residential Housing Finance
Series 2019B (GNMA)
07/01/2033	3.300%	390,000	417,982
Revenue Bonds
Mortgage-Backed Securities Pass-Through Program
Series 2019 (GNMA)
03/01/2049	3.450%	1,314,460	1,380,156
06/01/2049	3.150%	1,490,984	1,552,576
Series 2016 (GNMA / FNMA)
02/01/2046	2.950%	3,500,236	3,627,085
Series 2019F
07/01/2044	2.750%	2,540,000	2,645,131
Series 2020B (GNMA)
01/01/2044	2.800%	3,730,000	3,922,244
Series 2020E (GNMA)
07/01/2044	2.700%	1,660,000	1,730,218
Series 2020I
01/01/2051	2.200%	3,000,000	3,050,220
Total			20,167,092
State Appropriated 3.8%
State of Minnesota
Refunding Revenue Bonds
Appropriation
Series 2012B
03/01/2025	5.000%	5,000,000	5,255,450
03/01/2028	5.000%	3,000,000	3,151,950
03/01/2029	5.000%	4,250,000	4,465,263
Revenue Bonds
Appropriation
Series 2014A
06/01/2038	5.000%	8,880,000	9,775,104
University of Minnesota
Refunding Revenue Bonds
State Supported Stadium Debt
Series 2015
08/01/2027	5.000%	1,185,000	1,423,718
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
State Supported Biomed Science Research Facilities
Series 2013
08/01/2038	5.000%	5,000,000	5,540,600
Total			29,612,085
State General Obligation 5.7%
State of Minnesota
Unlimited General Obligation Bonds
Series 2018A
08/01/2031	5.000%	5,000,000	6,555,350
08/01/2033	5.000%	7,500,000	9,754,875
Series 2020A
08/01/2031	5.000%	6,450,000	8,959,115
08/01/2032	5.000%	8,830,000	12,196,967
08/01/2036	5.000%	5,000,000	6,804,600
Total			44,270,907
Student Loan 0.3%
Minnesota Office of Higher Education(c)
Refunding Revenue Bonds
Series 2020
11/01/2038	2.650%	2,500,000	2,547,700
Total Municipal Bonds (Cost $700,494,818)			746,303,413

Money Market Funds 1.5%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 0.010%(h)	265,537	265,511
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 0.026%(h)	11,432,244	11,432,244
Total Money Market Funds (Cost $11,697,781)		11,697,755
Total Investments in Securities (Cost: $723,177,599)		768,986,168
Other Assets & Liabilities, Net		4,859,492
Net Assets		773,845,660

At January 31, 2021, securities and/or cash totaling $356,250 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021	15

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Investments in derivatives
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(95)	03/2021	USD	(13,017,969)	30,982	—
U.S. Treasury 10-Year Note	(95)	03/2021	USD	(13,017,969)	—	(81,821)
Total					30,982	(81,821)
Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of January 31, 2021.
(c)	Income from this security may be subject to alternative minimum tax.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At January 31, 2021, the total value of these securities amounted to $6,177,108, which represents 0.80% of total net assets.
(e)	Zero coupon bond.
(f)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At January 31, 2021, the total value of these securities amounted to $7,258,615, which represents 0.94% of total net assets.
(g)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At January 31, 2021, the total value of these securities amounted to $3,239,500, which represents 0.42% of total net assets.
(h)	The rate shown is the seven-day current annualized yield at January 31, 2021.
Abbreviation Legend
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	10,985,000	—	10,985,000
Municipal Bonds	—	746,303,413	—	746,303,413
Money Market Funds	11,697,755	—	—	11,697,755
Total Investments in Securities	11,697,755	757,288,413	—	768,986,168
Investments in Derivatives
Asset
Futures Contracts	30,982	—	—	30,982
Liability
Futures Contracts	(81,821)	—	—	(81,821)
Total	11,646,916	757,288,413	—	768,935,329
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021	17

Statement of Assets and Liabilities
January 31, 2021 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $723,177,599)	$768,986,168
Margin deposits on:
Futures contracts	356,250
Receivable for:
Capital shares sold	2,475,271
Interest	8,341,814
Variation margin for futures contracts	69,575
Prepaid expenses	17,865
Other assets	1,074
Total assets	780,248,017
Liabilities
Due to custodian	7,093
Payable for:
Investments purchased	4,035,034
Capital shares purchased	814,340
Distributions to shareholders	1,409,458
Management services fees	9,491
Distribution and/or service fees	4,456
Transfer agent fees	28,546
Compensation of board members	68,585
Compensation of chief compliance officer	79
Other expenses	25,275
Total liabilities	6,402,357
Net assets applicable to outstanding capital stock	$773,845,660
Represented by
Paid in capital	729,137,716
Total distributable earnings (loss)	44,707,944
Total - representing net assets applicable to outstanding capital stock	$773,845,660
Class A
Net assets	$447,717,015
Shares outstanding	19,675,640
Net asset value per share	$22.75
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$23.45
Advisor Class
Net assets	$16,663,939
Shares outstanding	732,626
Net asset value per share	$22.75
Class C
Net assets	$50,999,784
Shares outstanding	2,241,091
Net asset value per share	$22.76
Institutional Class
Net assets	$236,983,073
Shares outstanding	10,423,017
Net asset value per share	$22.74
Institutional 2 Class
Net assets	$6,446,520
Shares outstanding	283,695
Net asset value per share	$22.72
Institutional 3 Class
Net assets	$15,035,329
Shares outstanding	660,334
Net asset value per share	$22.77
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021

Statement of Operations
Six Months Ended January 31, 2021 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$3,065
Interest	11,078,564
Total income	11,081,629
Expenses:
Management services fees	1,648,986
Distribution and/or service fees
Class A	528,887
Class C	287,552
Transfer agent fees
Class A	106,886
Advisor Class	3,789
Class C	14,526
Institutional Class	54,867
Institutional 2 Class	1,687
Institutional 3 Class	483
Compensation of board members	22,430
Custodian fees	2,113
Printing and postage fees	13,082
Registration fees	10,546
Audit fees	14,750
Legal fees	5,542
Compensation of chief compliance officer	79
Other	18,376
Total expenses	2,734,581
Expense reduction	(60)
Total net expenses	2,734,521
Net investment income	8,347,108
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(112,826)
Futures contracts	(139,446)
Net realized loss	(252,272)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	7,377,271
Futures contracts	(50,839)
Net change in unrealized appreciation (depreciation)	7,326,432
Net realized and unrealized gain	7,074,160
Net increase in net assets resulting from operations	$15,421,268
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021	19

Statement of Changes in Net Assets
	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020
Operations
Net investment income	$8,347,108	$17,296,390
Net realized gain (loss)	(252,272)	2,354,620
Net change in unrealized appreciation (depreciation)	7,326,432	7,692,630
Net increase in net assets resulting from operations	15,421,268	27,343,640
Distributions to shareholders
Net investment income and net realized gains
Class A	(5,091,662)	(10,470,744)
Advisor Class	(199,883)	(368,283)
Class C	(472,388)	(1,012,289)
Institutional Class	(2,890,464)	(5,023,021)
Institutional 2 Class	(77,312)	(120,709)
Institutional 3 Class	(178,781)	(301,310)
Total distributions to shareholders	(8,910,490)	(17,296,356)
Increase in net assets from capital stock activity	46,921,964	56,701,117
Total increase in net assets	53,432,742	66,748,401
Net assets at beginning of period	720,412,918	653,664,517
Net assets at end of period	$773,845,660	$720,412,918
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	January 31, 2021 (Unaudited)		July 31, 2020
	Shares(a)	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,967,237	44,411,674	2,626,804	58,423,876
Distributions reinvested	222,956	5,025,953	465,105	10,350,093
Redemptions	(1,193,574)	(26,896,111)	(3,053,307)	(67,324,328)
Net increase	996,619	22,541,516	38,602	1,449,641
Advisor Class
Subscriptions	148,692	3,353,554	259,184	5,768,723
Distributions reinvested	8,779	197,841	16,331	363,421
Redemptions	(42,822)	(966,362)	(207,166)	(4,459,568)
Net increase	114,649	2,585,033	68,349	1,672,576
Class C
Subscriptions	193,697	4,365,677	467,907	10,444,491
Distributions reinvested	20,475	461,522	44,097	981,164
Redemptions	(582,815)	(13,185,670)	(540,932)	(11,978,271)
Net decrease	(368,643)	(8,358,471)	(28,928)	(552,616)
Institutional Class
Subscriptions	1,955,210	44,048,011	3,929,202	86,799,650
Distributions reinvested	125,390	2,824,655	220,322	4,897,388
Redemptions	(898,745)	(20,221,444)	(1,965,961)	(43,162,104)
Net increase	1,181,855	26,651,222	2,183,563	48,534,934
Institutional 2 Class
Subscriptions	48,062	1,082,775	218,598	4,866,619
Distributions reinvested	3,428	77,173	5,425	120,427
Redemptions	(12,717)	(286,161)	(100,039)	(2,130,126)
Net increase	38,773	873,787	123,984	2,856,920
Institutional 3 Class
Subscriptions	149,963	3,379,252	186,696	4,156,437
Distributions reinvested	7,917	178,641	13,524	301,024
Redemptions	(41,196)	(929,016)	(78,848)	(1,717,799)
Net increase	116,684	2,628,877	121,372	2,739,662
Total net increase	2,079,937	46,921,964	2,506,942	56,701,117

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A(c)
Six Months Ended 1/31/2021 (Unaudited)	$22.56	0.25	0.21	0.46	(0.26)	(0.01)	(0.27)
Year Ended 7/31/2020	$22.22	0.56	0.34	0.90	(0.56)	—	(0.56)
Year Ended 7/31/2019	$21.49	0.64	0.73	1.37	(0.64)	—	(0.64)
Year Ended 7/31/2018	$22.01	0.64	(0.44)	0.20	(0.64)	(0.08)	(0.72)
Year Ended 7/31/2017	$22.72	0.68	(0.71)	(0.03)	(0.68)	(0.00)(f)	(0.68)
Year Ended 7/31/2016	$22.08	0.76	0.64	1.40	(0.76)	—	(0.76)
Advisor Class(c)
Six Months Ended 1/31/2021 (Unaudited)	$22.55	0.28	0.22	0.50	(0.29)	(0.01)	(0.30)
Year Ended 7/31/2020	$22.21	0.60	0.34	0.94	(0.60)	—	(0.60)
Year Ended 7/31/2019	$21.47	0.68	0.78	1.46	(0.72)	—	(0.72)
Year Ended 7/31/2018	$22.00	0.68	(0.41)	0.27	(0.72)	(0.08)	(0.80)
Year Ended 7/31/2017	$22.71	0.72	(0.71)	0.01	(0.72)	(0.00)(f)	(0.72)
Year Ended 7/31/2016	$22.06	0.80	0.65	1.45	(0.80)	—	(0.80)
Class C(c)
Six Months Ended 1/31/2021 (Unaudited)	$22.56	0.17	0.21	0.38	(0.17)	(0.01)	(0.18)
Year Ended 7/31/2020	$22.22	0.40	0.34	0.74	(0.40)	—	(0.40)
Year Ended 7/31/2019	$21.49	0.48	0.73	1.21	(0.48)	—	(0.48)
Year Ended 7/31/2018	$22.01	0.48	(0.44)	0.04	(0.48)	(0.08)	(0.56)
Year Ended 7/31/2017	$22.72	0.48	(0.71)	(0.23)	(0.48)	(0.00)(f)	(0.48)
Year Ended 7/31/2016	$22.09	0.56	0.63	1.19	(0.56)	—	(0.56)
Institutional Class(c)
Six Months Ended 1/31/2021 (Unaudited)	$22.54	0.28	0.22	0.50	(0.29)	(0.01)	(0.30)
Year Ended 7/31/2020	$22.20	0.60	0.34	0.94	(0.60)	—	(0.60)
Year Ended 7/31/2019	$21.47	0.68	0.77	1.45	(0.72)	—	(0.72)
Year Ended 7/31/2018	$21.99	0.68	(0.40)	0.28	(0.72)	(0.08)	(0.80)
Year Ended 7/31/2017	$22.70	0.72	(0.71)	0.01	(0.72)	(0.00)(f)	(0.72)
Year Ended 7/31/2016	$22.07	0.80	0.63	1.43	(0.80)	—	(0.80)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Six Months Ended 1/31/2021 (Unaudited)	$22.75	2.05%	0.77%(d)	0.77%(d),(e)	2.25%(d)	3%	$447,717
Year Ended 7/31/2020	$22.56	4.17%	0.77%	0.77%(e)	2.49%	25%	$421,457
Year Ended 7/31/2019	$22.22	6.50%	0.78%	0.78%	2.95%	18%	$414,107
Year Ended 7/31/2018	$21.49	0.98%	0.78%	0.78%(e)	2.90%	17%	$402,818
Year Ended 7/31/2017	$22.01	(0.20%)	0.79%	0.79%(e)	2.99%	19%	$422,118
Year Ended 7/31/2016	$22.72	6.38%	0.81%	0.81%(e)	3.35%	8%	$475,734
Advisor Class(c)
Six Months Ended 1/31/2021 (Unaudited)	$22.75	2.18%	0.52%(d)	0.52%(d),(e)	2.50%(d)	3%	$16,664
Year Ended 7/31/2020	$22.55	4.44%	0.52%	0.52%(e)	2.74%	25%	$13,938
Year Ended 7/31/2019	$22.21	6.77%	0.53%	0.53%	3.19%	18%	$12,205
Year Ended 7/31/2018	$21.47	1.23%	0.54%	0.54%(e)	3.16%	17%	$7,443
Year Ended 7/31/2017	$22.00	0.05%	0.54%	0.54%(e)	3.24%	19%	$4,228
Year Ended 7/31/2016	$22.71	6.84%	0.56%	0.56%(e)	3.55%	8%	$5,156
Class C(c)
Six Months Ended 1/31/2021 (Unaudited)	$22.76	1.71%	1.52%(d)	1.52%(d),(e)	1.50%(d)	3%	$51,000
Year Ended 7/31/2020	$22.56	3.40%	1.53%	1.53%(e)	1.74%	25%	$58,885
Year Ended 7/31/2019	$22.22	5.70%	1.53%	1.53%	2.20%	18%	$58,620
Year Ended 7/31/2018	$21.49	0.22%	1.53%	1.53%(e)	2.14%	17%	$63,680
Year Ended 7/31/2017	$22.01	(0.95%)	1.54%	1.54%(e)	2.24%	19%	$73,206
Year Ended 7/31/2016	$22.72	5.59%	1.56%	1.56%(e)	2.58%	8%	$70,213
Institutional Class(c)
Six Months Ended 1/31/2021 (Unaudited)	$22.74	2.14%	0.52%(d)	0.52%(d),(e)	2.50%(d)	3%	$236,983
Year Ended 7/31/2020	$22.54	4.44%	0.52%	0.52%(e)	2.74%	25%	$208,340
Year Ended 7/31/2019	$22.20	6.76%	0.53%	0.53%	3.19%	18%	$156,662
Year Ended 7/31/2018	$21.47	1.23%	0.53%	0.53%(e)	3.15%	17%	$119,138
Year Ended 7/31/2017	$21.99	0.05%	0.55%	0.55%(e)	3.23%	19%	$107,860
Year Ended 7/31/2016	$22.70	6.65%	0.56%	0.56%(e)	3.56%	8%	$26,415
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class(c)
Six Months Ended 1/31/2021 (Unaudited)	$22.53	0.28	0.21	0.49	(0.29)	(0.01)	(0.30)
Year Ended 7/31/2020	$22.18	0.60	0.35	0.95	(0.60)	—	(0.60)
Year Ended 7/31/2019	$21.45	0.68	0.73	1.41	(0.68)	—	(0.68)
Year Ended 7/31/2018	$21.98	0.68	(0.41)	0.27	(0.72)	(0.08)	(0.80)
Year Ended 7/31/2017	$22.70	0.72	(0.72)	0.00	(0.72)	(0.00)(f)	(0.72)
Year Ended 7/31/2016	$22.06	0.80	0.64	1.44	(0.80)	—	(0.80)
Institutional 3 Class(c)
Six Months Ended 1/31/2021 (Unaudited)	$22.58	0.28	0.21	0.49	(0.29)	(0.01)	(0.30)
Year Ended 7/31/2020	$22.23	0.60	0.35	0.95	(0.60)	—	(0.60)
Year Ended 7/31/2019	$21.50	0.68	0.77	1.45	(0.72)	—	(0.72)
Year Ended 7/31/2018	$22.04	0.68	(0.42)	0.26	(0.72)	(0.08)	(0.80)
Year Ended 7/31/2017(g)	$21.64	0.28	0.40(h)	0.68	(0.28)	—	(0.28)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Rounds to zero.
(g)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class(c)
Six Months Ended 1/31/2021 (Unaudited)	$22.72	2.22%	0.53%(d)	0.53%(d)	2.49%(d)	3%	$6,447
Year Ended 7/31/2020	$22.53	4.24%	0.54%	0.54%	2.72%	25%	$5,519
Year Ended 7/31/2019	$22.18	6.95%	0.54%	0.54%	3.20%	18%	$2,683
Year Ended 7/31/2018	$21.45	1.21%	0.55%	0.55%	3.15%	17%	$2,433
Year Ended 7/31/2017	$21.98	0.03%	0.56%	0.56%	3.23%	19%	$1,155
Year Ended 7/31/2016	$22.70	6.48%	0.55%	0.55%	3.55%	8%	$453
Institutional 3 Class(c)
Six Months Ended 1/31/2021 (Unaudited)	$22.77	2.29%	0.48%(d)	0.48%(d)	2.54%(d)	3%	$15,035
Year Ended 7/31/2020	$22.58	4.29%	0.48%	0.48%	2.77%	25%	$12,274
Year Ended 7/31/2019	$22.23	6.80%	0.49%	0.49%	3.24%	18%	$9,387
Year Ended 7/31/2018	$21.50	1.27%	0.50%	0.50%	3.23%	17%	$7,339
Year Ended 7/31/2017(g)	$22.04	3.20%	0.53%(d)	0.53%(d)	3.17%(d)	19%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021	25

Notes to Financial Statements
January 31, 2021 (Unaudited)
Note 1. Organization
Columbia Minnesota Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
26	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021	27

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
28	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	30,982*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	81,821*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended January 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(139,446)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(50,839)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended January 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	23,118,359

*	Based on the ending quarterly outstanding amounts for the six months ended January 31, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021	29

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended January 31, 2021 was 0.45% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
30	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended January 31, 2021, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.05
Advisor Class	0.05
Class C	0.05
Institutional Class	0.05
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $60.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021	31

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $486,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended January 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	182,231
Class C	—	1.00(b)	776

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through November 30, 2021
Class A	0.85%
Advisor Class	0.60
Class C	1.60
Institutional Class	0.60
Institutional 2 Class	0.61
Institutional 3 Class	0.56
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
32	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
At January 31, 2021, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
723,178,000	46,751,000	(994,000)	45,757,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $64,126,274 and $20,146,381, respectively, for the six months ended January 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended January 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended January 31, 2021.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021	33

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems,
34	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and other natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021	35

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Shareholder concentration risk
At January 31, 2021, affiliated shareholders of record owned 67.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
36	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	39,328,043,938	454,200,292	0
Kathleen Blatz	39,337,937,974	444,306,256	0
Pamela G. Carlton	39,344,288,391	437,955,839	0
Janet Langford Carrig	39,329,254,400	452,989,830	0
J. Kevin Connaughton	39,252,004,295	530,239,934	0
Olive M. Darragh	39,268,887,557	513,356,673	0
Patricia M. Flynn	39,330,975,954	451,268,276	0
Brian J. Gallagher	39,331,403,614	450,840,615	0
Douglas A. Hacker	39,242,844,166	539,400,064	0
Nancy T. Lukitsh	39,349,165,585	433,078,645	0
David M. Moffett	39,309,904,442	472,339,788	0
Catherine James Paglia	39,328,739,370	453,504,860	0
Anthony M. Santomero	39,306,518,896	475,725,334	0
Minor M. Shaw	39,303,595,918	478,648,312	0
Natalie A. Trunow	39,352,416,062	429,828,167	0
Sandra Yeager	39,356,131,780	426,112,449	0
Christopher O. Petersen	39,337,621,211	444,623,019	0
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2021	37

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Columbia Minnesota Tax-Exempt Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR199_07_L01_(03/21)

SemiAnnual Report
January 31, 2021
Columbia Government Money Market Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Government Money Market Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Government Money Market Fund  |  Semiannual Report 2021

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.
Portfolio management
John McColley
Average annual total returns (%) (for the period ended January 31, 2021)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	10/06/75	0.00	0.16	0.74	0.38
Class C	06/26/00	0.00	0.16	0.74	0.38
Institutional Class	04/30/10	0.00	0.16	0.75	0.38
Institutional 2 Class	12/11/06	0.00	0.18	0.86	0.44
Institutional 3 Class*	03/01/17	0.00	0.19	0.88	0.44
Class R	08/03/09	0.00	0.16	0.75	0.38
The Fund’s share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in fees associated with each share class.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The performance of different share classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
Prior to October 1, 2016, the Fund operated as a prime money market fund and invested in certain types of securities that the Fund is no longer permitted to hold to any significant extent (i.e., over 0.5% of total assets). Consequently, the performance information may have been different if the current investment limitations had been in effect during the period prior to the Fund’s conversion to a government money market fund.
The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Government Money Market Fund | Semiannual Report 2021	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at January 31, 2021)
Repurchase Agreements	16.3
Treasury Bills	35.6
U.S. Government & Agency Obligations	43.5
U.S. Treasury Obligations	4.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Government Money Market Fund | Semiannual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2020 — January 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.00	1,024.43	0.50	0.50	0.10
Class C	1,000.00	1,000.00	1,000.00	1,024.43	0.50	0.50	0.10
Institutional Class	1,000.00	1,000.00	1,000.00	1,024.43	0.50	0.50	0.10
Institutional 2 Class	1,000.00	1,000.00	1,000.00	1,024.43	0.50	0.50	0.10
Institutional 3 Class	1,000.00	1,000.00	1,000.00	1,024.43	0.50	0.50	0.10
Class R	1,000.00	1,000.00	1,000.00	1,024.43	0.50	0.50	0.10
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
From time to time, the Investment Manager and its affiliates may limit the expenses of the Fund for the purpose of increasing the yield. This expense limitation policy may be revised or terminated at any time without notice. Had the Investment Manager and its affiliates not limited the expenses of the Fund during the six months ended January 31, 2021, the annualized expense ratios would have been 0.44% for Class A, 0.44% for Class C, 0.44% for Institutional Class, 0.34% for Institutional 2 Class, 0.29% for Institutional 3 Class and 0.44% for Class R. The actual expenses paid would have been $2.19 for Class A, $2.19 for Class C, $2.19 for Institutional Class, $1.70 for Institutional 2 Class, $1.45 for Institutional 3 Class and $2.19 for Class R; the hypothetical expenses paid would have been $2.22 for Class A, $2.22 for Class C, $2.22 for Institutional Class, $1.72 for Institutional 2 Class, $1.46 for Institutional 3 Class and $2.22 for Class R.
Columbia Government Money Market Fund | Semiannual Report 2021	5

Portfolio of Investments
January 31, 2021 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Repurchase Agreements 15.9%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Tri-party RBC Dominion Securities, Inc.
dated 01/29/2021, matures 02/01/2021,
repurchase price $30,000,100.00 (collateralized by U.S. Treasury Securities, Total Market Value $30,600,004.81)
	0.040%	30,000,000	30,000,000
Tri-party Royal Bank of Canada
dated 01/29/2021, matures 02/01/2021,
repurchase price $30,000,100.00 (collateralized by U.S. Treasury Securities, Total Market Value $30,600,009.51)
	0.040%	30,000,000	30,000,000
Tri-party TD Securities (USA) LLC
dated 01/29/2021, matures 02/01/2021,
repurchase price $30,000,100.00 (collateralized by U.S. Treasury Securities, Total Market Value $30,600,080.70)
	0.040%	30,000,000	30,000,000
Total Repurchase Agreements (Cost $90,000,000)			90,000,000

Treasury Bills 34.7%

United States 34.7%
U.S. Cash Management Bills
02/02/2021	0.040%	20,000,000	19,999,918
03/02/2021	0.090%	8,000,000	7,999,339
03/16/2021	0.110%	9,000,000	8,998,729
03/23/2021	0.080%	13,000,000	12,998,488
04/06/2021	0.080%	11,000,000	10,998,457
04/13/2021	0.080%	12,000,000	11,997,980
04/27/2021	0.090%	6,000,000	5,998,744
05/04/2021	0.100%	5,000,000	4,998,695
05/18/2021	0.080%	10,000,000	9,997,645
U.S. Treasury Bills
02/04/2021	0.090%	9,000,000	8,999,871
02/18/2021	0.090%	18,000,000	17,999,144
02/25/2021	0.070%	4,000,000	3,999,779
03/09/2021	0.080%	10,000,000	9,999,170
03/25/2021	0.080%	7,000,000	6,999,139
04/01/2021	0.080%	12,000,000	11,998,361
04/08/2021	0.080%	10,000,000	9,998,470
04/29/2021	0.060%	14,000,000	13,997,854
05/20/2021	0.090%	18,000,000	17,995,261
Total			195,975,044
Total Treasury Bills (Cost $195,975,044)			195,975,044

U.S. Government & Agency Obligations 42.5%

Federal Agricultural Mortgage Corp.(a)
1-month USD LIBOR + 0.000% 12/01/2021	0.140%	4,000,000	4,000,000
U.S. Government & Agency Obligations (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal Agricultural Mortgage Corp.
01/14/2022	0.140%	3,000,000	3,000,000
Federal Agricultural Mortgage Corp. Discount Notes
02/01/2021	0.060%	3,000,000	2,999,985
Federal Farm Credit Banks(a)
SOFR + 0.080% 06/10/2021	0.120%	3,000,000	3,000,000
1-month USD LIBOR + 0.005% 06/25/2021	0.140%	6,000,000	6,000,000
Federal Farm Credit Banks Discount Notes
03/25/2021	0.100%	7,000,000	6,998,950
05/03/2021	0.100%	8,000,000	7,997,933
06/30/2021	0.110%	8,000,000	7,996,309
Federal Home Loan Banks(a)
SOFR + 0.075% 07/08/2021	0.110%	3,000,000	3,000,000
SOFR + 0.140% 08/18/2021	0.180%	6,000,000	6,000,000
Federal Home Loan Banks Discount Notes
02/01/2021	0.060%	8,000,000	7,999,960
02/02/2021	0.070%	11,000,000	10,999,918
02/05/2021	0.080%	5,000,000	4,999,925
02/10/2021	0.080%	2,000,000	1,999,945
02/17/2021	0.110%	14,000,000	13,999,195
02/19/2021	0.110%	12,000,000	11,999,267
03/03/2021	0.090%	9,900,000	9,899,208
03/17/2021	0.080%	21,000,000	20,997,751
03/19/2021	0.110%	7,000,000	6,998,973
04/05/2021	0.100%	9,000,000	8,998,294
04/07/2021	0.080%	1,000,000	999,851
04/09/2021	0.080%	2,000,000	1,999,693
04/12/2021	0.090%	11,000,000	10,998,130
04/14/2021	0.080%	11,000,000	10,998,191
04/16/2021	0.080%	15,000,000	14,997,467
04/21/2021	0.090%	11,000,000	10,997,896
04/28/2021	0.110%	10,000,000	9,997,433
05/12/2021	0.100%	10,000,000	9,997,167
05/14/2021	0.100%	7,000,000	6,997,978
Federal Home Loan Mortgage Corp(a)
SOFR + 0.100% 08/19/2022	0.140%	12,000,000	12,000,000
Total U.S. Government & Agency Obligations (Cost $239,869,419)			239,869,419

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Government Money Market Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
U.S. Treasury Obligations 4.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(a)
3-month U.S. Treasury Index + 0.115% 01/31/2021	0.220%	8,000,000	7,999,994
3-month U.S. Treasury Index + 0.220% 07/31/2021	0.325%	3,000,000	2,998,957
3-month U.S. Treasury Index + 0.154% 01/31/2022	0.259%	6,500,000	6,500,259
U.S. Treasury(a),(b)
3-month U.S. Treasury Index + 0.049% 01/31/2023	0.000%	8,000,000	8,000,000
Total U.S. Treasury Obligations (Cost $25,499,210)			25,499,210
Total Investments in Securities (Cost: $551,343,673)	551,343,673
Other Assets & Liabilities, Net	13,542,933
Net Assets	564,886,606

Notes to Portfolio of Investments
(a)	Variable rate security. The interest rate shown was the current rate as of January 31, 2021.
(b)	Represents a security purchased on a when-issued basis.
Abbreviation Legend
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Semiannual Report 2021	7

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Repurchase Agreements	—	90,000,000	—	90,000,000
Treasury Bills	—	195,975,044	—	195,975,044
U.S. Government & Agency Obligations	—	239,869,419	—	239,869,419
U.S. Treasury Obligations	—	25,499,210	—	25,499,210
Total Investments in Securities	—	551,343,673	—	551,343,673
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Government Money Market Fund | Semiannual Report 2021

Statement of Assets and Liabilities
January 31, 2021 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $461,343,673)	$461,343,673
Repurchase agreements (cost $90,000,000)	90,000,000
Cash	19,259,819
Receivable for:
Capital shares sold	3,043,505
Interest	20,881
Expense reimbursement due from Investment Manager	18,375
Prepaid expenses	15,827
Other assets	10,092
Total assets	573,712,172
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	8,000,029
Capital shares purchased	523,561
Distributions to shareholders	4,722
Management services fees	5,991
Transfer agent fees	64,373
Compensation of board members	185,625
Compensation of chief compliance officer	64
Other expenses	41,201
Total liabilities	8,825,566
Net assets applicable to outstanding capital stock	$564,886,606
Represented by
Paid in capital	565,024,058
Total distributable earnings (loss)	(137,452)
Total - representing net assets applicable to outstanding capital stock	$564,886,606
Class A
Net assets	$401,239,304
Shares outstanding	401,118,432
Net asset value per share	$1.00
Class C
Net assets	$16,766,650
Shares outstanding	16,767,340
Net asset value per share	$1.00
Institutional Class
Net assets	$95,268,146
Shares outstanding	95,284,204
Net asset value per share	$1.00
Institutional 2 Class
Net assets	$7,920,170
Shares outstanding	7,918,594
Net asset value per share	$1.00
Institutional 3 Class
Net assets	$38,342,058
Shares outstanding	38,345,997
Net asset value per share	$1.00
Class R
Net assets	$5,350,278
Shares outstanding	5,349,286
Net asset value per share	$1.00
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Semiannual Report 2021	9

Statement of Operations
Six Months Ended January 31, 2021 (Unaudited)
Net investment income
Income:
Interest	$341,417
Total income	341,417
Expenses:
Management services fees	1,131,522
Transfer agent fees
Class A	319,662
Class C	13,801
Institutional Class	75,358
Institutional 2 Class	2,580
Institutional 3 Class	2,306
Class R	4,162
Compensation of board members	41,123
Custodian fees	5,376
Printing and postage fees	68,516
Registration fees	62,168
Audit fees	14,750
Legal fees	5,009
Compensation of chief compliance officer	64
Other	38,588
Total expenses	1,784,985
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,483,822)
Expense reduction	(2,705)
Total net expenses	298,458
Net investment income	42,959
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	10,024
Net realized gain	10,024
Net realized and unrealized gain	10,024
Net increase in net assets resulting from operations	$52,983
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Government Money Market Fund | Semiannual Report 2021

Statement of Changes in Net Assets
	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020
Operations
Net investment income	$42,959	$4,527,091
Net realized gain	10,024	748
Net increase in net assets resulting from operations	52,983	4,527,839
Distributions to shareholders
Net investment income and net realized gains
Class A	(20,100)	(3,336,769)
Class C	(869)	(68,845)
Institutional Class	(4,691)	(647,950)
Institutional 2 Class	(444)	(82,084)
Institutional 3 Class	(2,811)	(707,650)
Class R	(259)	(24,176)
Total distributions to shareholders	(29,174)	(4,867,474)
Increase (decrease) in net assets from capital stock activity	(18,032,328)	49,402,791
Total increase (decrease) in net assets	(18,008,519)	49,063,156
Net assets at beginning of period	582,895,125	533,831,969
Net assets at end of period	$564,886,606	$582,895,125
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Semiannual Report 2021	11

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	January 31, 2021 (Unaudited)		July 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	71,976,368	71,976,368	163,239,698	163,239,698
Distributions reinvested	19,663	19,663	3,269,814	3,269,814
Redemptions	(66,408,659)	(66,413,453)	(150,935,361)	(150,940,624)
Net increase	5,587,372	5,582,578	15,574,151	15,568,888
Class C
Subscriptions	7,610,808	7,610,807	21,056,518	21,056,519
Distributions reinvested	861	861	66,042	66,042
Redemptions	(7,444,026)	(7,444,026)	(12,060,461)	(12,060,076)
Net increase	167,643	167,642	9,062,099	9,062,485
Institutional Class
Subscriptions	34,899,190	34,899,190	91,204,952	91,204,953
Distributions reinvested	4,624	4,624	632,225	632,225
Redemptions	(34,097,211)	(34,097,211)	(66,665,097)	(66,665,097)
Net increase	806,603	806,603	25,172,080	25,172,081
Institutional 2 Class
Subscriptions	9,231,272	9,231,273	29,569,807	29,569,807
Distributions reinvested	444	444	82,082	82,082
Redemptions	(9,666,035)	(9,666,035)	(25,969,679)	(25,965,876)
Net increase (decrease)	(434,319)	(434,318)	3,682,210	3,686,013
Institutional 3 Class
Subscriptions	22,698,508	22,698,508	39,659,631	39,659,631
Distributions reinvested	2,785	2,785	707,419	707,419
Redemptions	(47,604,764)	(47,600,069)	(46,146,321)	(46,144,919)
Net decrease	(24,903,471)	(24,898,776)	(5,779,271)	(5,777,869)
Class R
Subscriptions	4,267,208	4,267,208	5,109,915	5,109,915
Distributions reinvested	255	255	24,088	24,088
Redemptions	(3,523,618)	(3,523,520)	(3,442,482)	(3,442,810)
Net increase	743,845	743,943	1,691,521	1,691,193
Total net increase (decrease)	(18,032,327)	(18,032,328)	49,402,790	49,402,791
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Government Money Market Fund | Semiannual Report 2021

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Columbia Government Money Market Fund | Semiannual Report 2021	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 1/31/2021 (Unaudited)	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 7/31/2020	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 7/31/2016	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Class C
Six Months Ended 1/31/2021 (Unaudited)	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 7/31/2020	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 7/31/2016	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Institutional Class
Six Months Ended 1/31/2021 (Unaudited)	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 7/31/2020	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 7/31/2016	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Institutional 2 Class
Six Months Ended 1/31/2021 (Unaudited)	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 7/31/2020	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 7/31/2016	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Institutional 3 Class
Six Months Ended 1/31/2021 (Unaudited)	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 7/31/2020	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017(e)	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Government Money Market Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets	Total net expense ratio to average net assets(a)	Net investment income ratio to average net assets	Net assets, end of period (000’s)
Class A
Six Months Ended 1/31/2021 (Unaudited)	$1.00	0.00%(b)	0.62%(c)	0.10%(c),(d)	0.02%(c)	$401,239
Year Ended 7/31/2020	$1.00	0.90%	0.63%	0.39%(d)	0.82%	$395,640
Year Ended 7/31/2019	$1.00	1.83%	0.65%	0.50%	1.83%	$380,309
Year Ended 7/31/2018	$1.00	0.90%	0.66%	0.51%(d)	0.86%	$433,330
Year Ended 7/31/2017	$1.00	0.06%	0.67%	0.52%(d)	0.03%	$631,833
Year Ended 7/31/2016	$1.00	0.01%	0.67%	0.31%(d)	0.01%	$1,329,247
Class C
Six Months Ended 1/31/2021 (Unaudited)	$1.00	0.00%(b)	0.62%(c)	0.10%(c),(d)	0.02%(c)	$16,767
Year Ended 7/31/2020	$1.00	0.90%	0.62%	0.34%(d)	0.58%	$16,598
Year Ended 7/31/2019	$1.00	1.83%	0.65%	0.50%	1.85%	$7,541
Year Ended 7/31/2018	$1.00	0.90%	0.66%	0.51%(d)	0.85%	$7,042
Year Ended 7/31/2017	$1.00	0.09%	0.67%	0.52%(d)	0.05%	$17,463
Year Ended 7/31/2016	$1.00	0.01%	0.67%	0.31%(d)	0.01%	$24,137
Institutional Class
Six Months Ended 1/31/2021 (Unaudited)	$1.00	0.00%(b)	0.62%(c)	0.10%(c),(d)	0.02%(c)	$95,268
Year Ended 7/31/2020	$1.00	0.90%	0.63%	0.37%(d)	0.74%	$94,458
Year Ended 7/31/2019	$1.00	1.83%	0.65%	0.50%	1.82%	$69,331
Year Ended 7/31/2018	$1.00	0.90%	0.65%	0.51%(d)	0.90%	$94,239
Year Ended 7/31/2017	$1.00	0.10%	0.67%	0.52%(d)	0.06%	$114,998
Year Ended 7/31/2016	$1.00	0.01%	0.67%	0.32%(d)	0.01%	$163,069
Institutional 2 Class
Six Months Ended 1/31/2021 (Unaudited)	$1.00	0.00%(b)	0.52%(c)	0.10%(c)	0.02%(c)	$7,920
Year Ended 7/31/2020	$1.00	1.00%	0.51%	0.29%	0.82%	$8,354
Year Ended 7/31/2019	$1.00	1.96%	0.52%	0.36%	2.06%	$4,674
Year Ended 7/31/2018	$1.00	1.07%	0.49%	0.34%	1.12%	$1,919
Year Ended 7/31/2017	$1.00	0.28%	0.44%	0.35%	0.26%	$1,439
Year Ended 7/31/2016	$1.00	0.01%	0.43%	0.31%	0.01%	$1,197
Institutional 3 Class
Six Months Ended 1/31/2021 (Unaudited)	$1.00	0.00%(b)	0.47%(c)	0.10%(c)	0.02%(c)	$38,342
Year Ended 7/31/2020	$1.00	1.04%	0.46%	0.26%	0.97%	$63,239
Year Ended 7/31/2019	$1.00	2.02%	0.47%	0.31%	2.06%	$69,061
Year Ended 7/31/2018	$1.00	1.08%	0.46%	0.33%	1.38%	$10,312
Year Ended 7/31/2017(e)	$1.00	0.21%	0.45%(c)	0.33%(c)	0.55%(c)	$664
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Semiannual Report 2021	15

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Six Months Ended 1/31/2021 (Unaudited)	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 7/31/2020	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 7/31/2016	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)

Notes to Financial Highlights
(a)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(b)	Rounds to zero.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Government Money Market Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets	Total net expense ratio to average net assets(a)	Net investment income ratio to average net assets	Net assets, end of period (000’s)
Class R
Six Months Ended 1/31/2021 (Unaudited)	$1.00	0.00%(b)	0.63%(c)	0.10%(c),(d)	0.02%(c)	$5,350
Year Ended 7/31/2020	$1.00	0.90%	0.63%	0.37%(d)	0.72%	$4,606
Year Ended 7/31/2019	$1.00	1.82%	0.65%	0.50%	1.84%	$2,917
Year Ended 7/31/2018	$1.00	0.90%	0.65%	0.51%(d)	0.87%	$3,763
Year Ended 7/31/2017	$1.00	0.10%	0.66%	0.52%(d)	0.08%	$5,184
Year Ended 7/31/2016	$1.00	0.01%	0.67%	0.30%(d)	0.01%	$5,905
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Semiannual Report 2021	17

Notes to Financial Statements
January 31, 2021 (Unaudited)
Note 1. Organization
Columbia Government Money Market Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Certain securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board of Trustees has established procedures intended to stabilize the Fund’s net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board of Trustees deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or
18	Columbia Government Money Market Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of January 31, 2021:
	RBC Dominion Securities ($)	Royal Bank of Canada ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	30,000,000	30,000,000	30,000,000	90,000,000
Total financial and derivative net assets	30,000,000	30,000,000	30,000,000	90,000,000
Total collateral received (pledged) (a)	30,000,000	30,000,000	30,000,000	90,000,000
Net amount (b)	-	-	-	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income, including amortization of premium and discount, is recognized daily.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Government Money Market Fund | Semiannual Report 2021	19

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless such capital gains are offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.39% to 0.18% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended January 31, 2021 was 0.39% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
20	Columbia Government Money Market Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended January 31, 2021, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Class C	0.16
Institutional Class	0.16
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.16
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expired on January 31, 2019. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at January 31, 2021 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $3,719, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $2,705.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to Class A shares, and a fee at an annual rate of up to 0.75% and 0.50% of the Fund’s average daily net assets attributable to Class C and Class R shares, respectively. For the six months ended January 31, 2021, the Fund did not pay fees for Class A, Class C and Class R shares. The contractual fee suspension on Class A, Class C and Class R shares is effective through November 30, 2021.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $373,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2020, and may be recovered from future payments under the distribution plan or Contingent Deferred Sales Charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Columbia Government Money Market Fund | Semiannual Report 2021	21

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Sales charges
CDSCs received by the Distributor for distributing Fund shares for the six months ended January 31, 2021, if any, are listed below. These CDSCs are from the sale of shares issued by the Fund in exchange for shares of a non-money market fund subject to a CDSC that were subsequently redeemed within the CDSC timeframe imposed from the original purchase.
	Front End (%)	CDSC (%)	Amount ($)
Class A	—	—	413
Class C	—	—	667
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2020 through November 30, 2021	Prior to December 1, 2020
Class A	0.55%	0.58%
Class C	1.20	1.23
Institutional Class	0.45	0.48
Institutional 2 Class	0.34	0.34
Institutional 3 Class	0.29	0.29
Class R	0.95	0.98
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. The contractual expense cap includes distribution and shareholder services fees. As discussed above, the distribution and/or shareholder services fee is not charged to Class A, Class C and Class R shares.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
22	Columbia Government Money Market Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
At January 31, 2021, the cost of all investments for federal income tax purposes was approximately $551,344,000. Tax cost of investments may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
As noted above, the Fund may only participate in the Interfund Program as a lending fund. The Fund did not lend money under the Interfund Program during the six months ended January 31, 2021.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended January 31, 2021.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Columbia Government Money Market Fund | Semiannual Report 2021	23

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Government money market fund risk
Although government money market funds (such as the Fund) may seek to preserve the value of shareholders’ investment at $1.00 per share, the net asset values of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment.
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the
24	Columbia Government Money Market Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At January 31, 2021, affiliated shareholders of record owned 45.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Government Money Market Fund | Semiannual Report 2021	25

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	39,328,043,938	454,200,292	0
Kathleen Blatz	39,337,937,974	444,306,256	0
Pamela G. Carlton	39,344,288,391	437,955,839	0
Janet Langford Carrig	39,329,254,400	452,989,830	0
J. Kevin Connaughton	39,252,004,295	530,239,934	0
Olive M. Darragh	39,268,887,557	513,356,673	0
Patricia M. Flynn	39,330,975,954	451,268,276	0
Brian J. Gallagher	39,331,403,614	450,840,615	0
Douglas A. Hacker	39,242,844,166	539,400,064	0
Nancy T. Lukitsh	39,349,165,585	433,078,645	0
David M. Moffett	39,309,904,442	472,339,788	0
Catherine James Paglia	39,328,739,370	453,504,860	0
Anthony M. Santomero	39,306,518,896	475,725,334	0
Minor M. Shaw	39,303,595,918	478,648,312	0
Natalie A. Trunow	39,352,416,062	429,828,167	0
Sandra Yeager	39,356,131,780	426,112,449	0
Christopher O. Petersen	39,337,621,211	444,623,019	0
26	Columbia Government Money Market Fund | Semiannual Report 2021

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Government Money Market Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR200_07_L01_(03/21)

SemiAnnual Report
January 31, 2021
Columbia Short-Term Cash Fund
Shares of the Fund are issued solely in private placement transactions that do not involve any public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the 1933 Act). Investments in the Fund may be made only by investment companies, common or commingled trust funds, or similar organizations or persons that are accredited investors within the meaning of Regulation D under the 1933 Act.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Short-Term Cash Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q for reporting periods ended on or before April 30, 2019 on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611. The Fund’s portfolio holdings are filed with the SEC monthly on Form N-MFP. The Fund’s Form N-MFP filings are available on the SEC’s website at sec.gov and can be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Short-Term Cash Fund  |  Semiannual Report 2021

Fund at a Glance
Portfolio management
John McColley
Portfolio breakdown (%) (at January 31, 2021)
Asset-Backed Commercial Paper	3.0
Asset-Backed Securities — Non-Agency(a)	3.2
Certificates of Deposit	8.2
Commercial Paper	24.7
Repurchase Agreements	3.4
Treasury Bills	29.5
U.S. Government & Agency Obligations	24.5
U.S. Treasury Obligations	3.5
Total	100.0

(a)	Category comprised of short-term asset-backed securities.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Columbia Short-Term Cash Fund | Semiannual Report 2021	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2020 — January 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Short-Term Cash Fund	1,000.00	1,000.00	1,000.70	1,024.88	0.05	0.05	0.01
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
4	Columbia Short-Term Cash Fund | Semiannual Report 2021

Portfolio of Investments
January 31, 2021 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Commercial Paper 3.0%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
MetLife Short Term Funding LLC(a)
02/01/2021	0.180%	10,000,000	9,999,850
02/09/2021	0.180%	35,000,000	34,998,075
02/19/2021	0.190%	27,590,000	27,587,048
03/01/2021	0.190%	30,000,000	29,995,170
03/29/2021	0.150%	100,000,000	99,976,165
04/05/2021	0.200%	40,000,000	39,985,360
04/06/2021	0.200%	15,000,000	14,994,420
04/12/2021	0.210%	105,000,000	104,956,950
04/19/2021	0.210%	50,000,000	49,977,250
04/20/2021	0.210%	90,000,000	89,958,420
04/27/2021	0.210%	30,000,000	29,984,760
Total Asset-Backed Commercial Paper (Cost $532,454,895)			532,413,468

Asset-Backed Securities — Non-Agency 3.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BCC Funding XVII LLC(a)
Series 2020-1 Class A1
10/20/2021	0.310%	10,969,170	10,974,527
Carmax Auto Owner Trust
Series 2021-1 Class A1
02/15/2022	0.172%	69,000,000	69,001,835
CarMax Auto Owner Trust
Series 2020-3 Class A1
07/15/2021	0.277%	43,537	43,539
Series 2020-4 Class A1
10/15/2021	0.242%	33,013,375	33,028,260
Carvana Auto Receivables Trust
Series 2020-P1 Class A1
12/08/2021	0.188%	6,947,528	6,950,577
Dell Equipment Finance Trust(a)
Series 2020-1 Class A1
05/21/2021	1.983%	461,019	461,455
Series 2020-2 Class A1
09/22/2021	0.315%	66,558,163	66,595,049
Enterprise Fleet Financing LLC(a)
Series 2020-2 Class A1
10/20/2021	0.240%	24,296,160	24,309,076
Ford Credit Auto Owner Trust
Series 2020-C Class A1
12/15/2021	0.174%	22,929,849	22,939,647
GM Financial Automobile Leasing Trust
Series 2020-3 Class A1
10/20/2021	0.178%	12,156,730	12,160,319
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GM Financial Consumer Automobile Receivables Trust
Series 2020-4 Class A1
10/18/2021	0.185%	21,907,922	21,914,409
Series 2021-1 Class A1
01/18/2022	0.153%	73,000,000	73,033,222
HPEFS Equipment Trust(a)
Series 2020-2A Class A1
07/20/2021	0.428%	13,927,969	13,929,312
Hyundai Auto Lease Securitization Trust(a)
Series 2021-A Class A1
01/18/2022	0.171%	62,500,000	62,499,106
Hyundai Auto Receivables Trust
Series 2020-B Class A1
07/15/2021	0.271%	5,015,067	5,015,199
Kubota Credit Owner Trust(a)
Series 2020-2A Class A1
08/16/2021	0.269%	3,065,050	3,065,153
Mercedes-Benz Auto Lease Trust
Series 2020-B Class A1
10/15/2021	0.184%	6,031,474	6,033,408
MMAF Equipment Finance LLC(a)
Series 2020-BA Class A1
10/14/2021	0.229%	10,335,736	10,335,987
Santander Consumer Auto Receivables Trust(a)
Series 2021-AA Class A1
01/18/2022	0.182%	40,380,000	40,399,342
Santander Retail Auto Lease Trust(a)
Series 2020-B Class A1
11/19/2021	0.206%	29,118,994	29,132,511
SCF Equipment Leasing LLC(a)
Series 2020-1A Class A1
08/20/2021	0.386%	821,439	821,705
Volkswagen Auto Lease Trust
Series 2020-A Class A1
12/20/2021	0.185%	47,445,258	47,465,251
Wheels SPV 2 LLC(a)
Series 2020-1A Class A1
09/20/2021	0.244%	6,898,311	6,901,821
World Omni Automobile Lease Securitization Trust
Series 2020-B Class A1
10/15/2021	0.160%	4,914,922	4,915,670
Total Asset-Backed Securities — Non-Agency (Cost $571,737,673)			571,926,380

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Semiannual Report 2021	5

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Certificates of Deposit 8.1%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Australia & New Zealand Banking Group Ltd.
02/01/2021	0.070%	350,000,000	350,000,000
Bank of Montreal
02/12/2021	0.140%	175,000,000	175,004,025
02/16/2021	0.140%	141,000,000	141,004,230
03/04/2021	0.170%	50,000,000	50,001,400
04/14/2021	0.190%	30,000,000	29,998,110
BNP Paribas SA
02/01/2021	0.060%	178,700,000	178,700,000
Canadian Imperial Bank of Commerce
02/01/2021	0.070%	88,000,000	88,000,000
Cooperatieve Rabobank UA
02/01/2021	0.040%	440,000,000	440,001,100
Total Certificates of Deposit (Cost $1,452,700,000)			1,452,708,865

Commercial Paper 24.2%

Banking 10.3%
Bank of Nova Scotia(a)
03/09/2021	0.240%	100,000,000	99,974,100
03/10/2021	0.240%	100,000,000	99,973,400
03/11/2021	0.240%	100,000,000	99,972,700
03/12/2021	0.240%	175,000,000	174,951,000
Royal Bank of Canada(a)
03/10/2021	0.160%	25,000,000	24,995,625
03/23/2021	0.160%	100,000,000	99,976,300
04/01/2021	0.170%	130,000,000	129,963,470
04/16/2021	0.170%	50,000,000	49,982,150
04/21/2021	0.170%	50,000,000	49,980,850
04/22/2021	0.170%	50,000,000	49,980,550
04/23/2021	0.170%	75,000,000	74,970,450
Toronto-Dominion Bank (The)(a)
02/17/2021	0.130%	100,000,000	99,993,100
02/22/2021	0.130%	40,000,000	39,996,480
03/01/2021	0.140%	77,000,000	76,991,068
03/17/2021	0.140%	100,000,000	99,981,800
04/23/2021	0.150%	50,000,000	49,982,500
04/26/2021	0.150%	80,000,000	79,970,800
04/30/2021	0.150%	75,000,000	74,971,200
Westpac Banking Corp.(a)
02/01/2021	0.170%	120,775,000	120,773,309
02/25/2021	0.180%	200,000,000	199,973,800
03/03/2021	0.190%	30,000,000	29,994,930
03/04/2021	0.190%	15,000,000	14,997,390
Total			1,842,346,972
Commercial Paper (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Consumer Products 1.0%
Procter & Gamble Co. (The)(a)
04/14/2021	0.180%	75,000,000	74,972,025
04/15/2021	0.180%	50,000,000	49,981,050
04/19/2021	0.180%	50,000,000	49,979,950
Total			174,933,025
Life Insurance 1.7%
New York Life Capital Corp.(a)
02/17/2021	0.220%	42,134,000	42,129,155
02/18/2021	0.220%	20,327,000	20,324,540
04/07/2021	0.230%	66,335,000	66,306,675
04/15/2021	0.230%	45,196,000	45,174,261
Prudential Funding LLC
02/01/2021	0.110%	40,000,000	39,999,640
02/08/2021	0.110%	100,000,000	99,997,000
Total			313,931,271
Pharmaceuticals 8.3%
Merck & Co., Inc.(a)
02/09/2021	0.140%	100,000,000	99,995,800
02/18/2021	0.140%	50,000,000	49,996,150
02/22/2021	0.140%	100,000,000	99,990,700
03/08/2021	0.140%	50,000,000	49,992,550
03/09/2021	0.130%	49,000,000	48,993,280
04/13/2021	0.150%	100,000,000	99,970,200
Novartis Finance Corp.(a)
02/01/2021	0.150%	20,000,000	19,999,760
02/02/2021	0.150%	20,000,000	19,999,680
02/08/2021	0.100%	52,000,000	51,998,639
02/16/2021	0.150%	70,000,000	69,994,750
02/17/2021	0.150%	23,000,000	22,998,183
02/22/2021	0.090%	47,000,000	46,997,090
02/25/2021	0.160%	23,000,000	22,997,355
02/26/2021	0.110%	54,000,000	53,995,636
03/01/2021	0.160%	100,000,000	99,986,700
03/19/2021	0.160%	50,000,000	49,989,150
03/30/2021	0.160%	50,000,000	49,986,450
Roche Holdings, Inc.(a)
03/08/2021	0.130%	140,000,000	139,981,430
04/06/2021	0.150%	60,000,000	59,983,002
04/07/2021	0.160%	100,000,000	99,971,104
05/03/2021	0.150%	47,500,000	47,481,950
05/04/2021	0.150%	50,000,000	49,980,750
05/11/2021	0.150%	75,000,000	74,968,650
Sanofi SA(a)
02/08/2021	0.140%	67,900,000	67,897,352
Total			1,498,146,311

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Short-Term Cash Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Commercial Paper (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Technology 2.9%
Apple, Inc.(a)
02/02/2021	0.130%	40,000,000	39,999,440
02/10/2021	0.130%	50,000,000	49,997,800
03/03/2021	0.130%	50,000,000	49,993,900
03/04/2021	0.140%	52,000,000	51,993,448
03/08/2021	0.140%	51,000,000	50,992,809
03/15/2021	0.140%	105,000,000	104,982,360
03/18/2021	0.140%	50,000,000	49,991,000
03/19/2021	0.140%	26,000,000	25,995,216
03/22/2021	0.140%	50,000,000	49,990,250
04/05/2021	0.140%	50,000,000	49,987,450
Total			523,923,673
Total Commercial Paper (Cost $4,353,468,143)			4,353,281,252

Repurchase Agreements 3.3%

Tri-party RBC Dominion Securities, Inc.
dated 01/29/2021, matures 02/01/2021,
repurchase price $450,001,500.00 (collateralized by U.S. Treasury Securities, Total Market Value $459,000,027.21)
	0.100%	450,000,000	449,997,910
Tri-party Royal Bank of Canada
dated 01/29/2021, matures 02/01/2021,
repurchase price $50,000,166.67 (collateralized by U.S. Treasury Securities, Total Market Value $51,000,032.16)
	0.100%	50,000,000	49,999,768
Tri-party TD Securities (USA) LLC
dated 01/29/2021, matures 02/01/2021,
repurchase price $100,000,333.33 (collateralized by U.S. Treasury Securities, Total Market Value $102,000,019.55)
	0.100%	100,000,000	99,999,536
Total Repurchase Agreements (Cost $600,000,000)			599,997,214

Treasury Bills 29.0%

United States 29.0%
U.S. Cash Management Bills
02/02/2021	0.073%	100,000,000	99,999,991
02/09/2021	0.020%	400,000,000	399,997,220
02/23/2021	0.040%	75,000,000	74,998,165
03/02/2021	0.040%	151,000,000	150,994,316
03/16/2021	0.050%	300,000,000	299,982,234
03/23/2021	0.040%	250,000,000	249,983,847
04/13/2021	0.050%	200,000,000	199,979,032
04/20/2021	0.060%	250,000,000	249,968,747
05/04/2021	0.050%	400,000,000	399,943,608
05/11/2021	0.060%	100,000,000	99,983,579
Treasury Bills (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
U.S. Treasury Bills
02/04/2021	0.010%	325,000,000	324,999,337
02/11/2021	0.020%	250,000,000	249,997,815
02/18/2021	0.030%	300,000,000	299,995,509
02/25/2021	0.030%	150,000,000	149,996,321
03/04/2021	0.040%	200,000,000	199,992,254
03/09/2021	0.040%	150,000,000	149,993,036
03/11/2021	0.030%	200,000,000	199,992,558
03/18/2021	0.050%	250,000,000	249,984,860
03/25/2021	0.040%	100,000,000	99,993,417
04/08/2021	0.050%	100,000,000	99,990,373
04/15/2021	0.050%	250,000,000	249,973,705
04/22/2021	0.050%	400,000,000	399,952,196
04/29/2021	0.050%	300,000,000	299,962,461
Total			5,200,654,581
Total Treasury Bills (Cost $5,200,516,686)			5,200,654,581

U.S. Government & Agency Obligations 24.1%

Federal Agricultural Mortgage Corp.(b)
1-month USD LIBOR + 0.000% 12/01/2021	0.140%	59,000,000	58,971,751
Federal Agricultural Mortgage Corp.
01/14/2022	0.160%	67,000,000	66,987,823
Federal Farm Credit Banks(b)
SOFR + 0.080% 06/10/2021	0.120%	8,000,000	7,999,394
1-month USD LIBOR + 0.005% 06/25/2021	0.130%	100,000,000	100,011,288
Federal Farm Credit Banks Funding Corp.(b)
1-month USD LIBOR + -0.020% 11/16/2021	0.130%	140,000,000	139,965,008
Federal Home Loan Banks
02/03/2021	0.040%	238,000,000	237,998,608
02/16/2021	0.040%	140,000,000	139,997,050
02/23/2021	0.040%	200,000,000	199,994,204
02/24/2021	0.040%	300,000,000	299,990,871
03/01/2021	0.040%	100,000,000	99,996,357
Federal Home Loan Banks(b)
SOFR + 0.075% 06/11/2021	0.110%	36,000,000	36,003,867
SOFR + 0.075% 07/08/2021	0.110%	86,000,000	86,010,883
SOFR + 0.140% 08/18/2021	0.180%	25,000,000	25,010,926
SOFR + 0.090% 05/26/2022	0.130%	140,000,000	140,066,079
Federal Home Loan Banks Discount Notes
02/01/2021	0.040%	150,000,000	149,999,473
02/02/2021	0.040%	125,000,000	124,999,415
02/05/2021	0.040%	306,000,000	305,997,690
02/10/2021	0.040%	261,500,000	261,496,310
02/11/2021	0.040%	50,000,000	49,999,323

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Semiannual Report 2021	7

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
U.S. Government & Agency Obligations (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
02/12/2021	0.040%	65,050,000	65,049,115
02/17/2021	0.050%	40,000,000	39,999,044
02/19/2021	0.050%	234,000,000	233,993,237
03/03/2021	0.050%	67,000,000	66,997,166
03/05/2021	0.040%	220,000,000	219,990,729
03/17/2021	0.050%	200,000,000	199,986,674
03/19/2021	0.050%	125,000,000	124,992,430
04/01/2021	0.050%	150,000,000	149,988,294
04/07/2021	0.050%	100,000,000	99,991,331
04/08/2021	0.050%	200,000,000	199,982,370
04/16/2021	0.050%	147,000,000	146,985,296
04/23/2021	0.050%	90,000,000	89,990,010
Federal Home Loan Mortgage Corp(b)
SOFR + 0.100% 08/19/2022	0.140%	150,000,000	150,071,157
Total U.S. Government & Agency Obligations (Cost $4,319,306,258)			4,319,513,173

U.S. Treasury Obligations 3.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(b)
3-month U.S. Treasury Index + 0.115% 01/31/2021	0.195%	200,000,000	200,000,000
3-month U.S. Treasury Index + 0.139% 04/30/2021	0.219%	66,795,000	66,817,134
3-month U.S. Treasury Index + 0.220% 07/31/2021	0.300%	150,000,000	150,159,178
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(b),(c)
3-month U.S. Treasury Index + 0.049% 01/31/2023	0.129%	200,000,000	200,004,036
Total U.S. Treasury Obligations (Cost $616,776,892)			616,980,348

Total Investments in Securities (Cost: $17,646,960,547)	17,647,475,281
Other Assets & Liabilities, Net	304,688,988
Net Assets	17,952,164,269

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At January 31, 2021, the total value of these securities amounted to $5,015,123,124, which represents 27.94% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of January 31, 2021.
(c)	Represents a security purchased on a when-issued basis.
Abbreviation Legend
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Short-Term Cash Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Commercial Paper	—	532,413,468	—	532,413,468
Asset-Backed Securities — Non-Agency	—	571,926,380	—	571,926,380
Certificates of Deposit	—	1,452,708,865	—	1,452,708,865
Commercial Paper	—	4,353,281,252	—	4,353,281,252
Repurchase Agreements	—	599,997,214	—	599,997,214
Treasury Bills	5,200,654,581	—	—	5,200,654,581
U.S. Government & Agency Obligations	—	4,319,513,173	—	4,319,513,173
U.S. Treasury Obligations	616,980,348	—	—	616,980,348
Total Investments in Securities	5,817,634,929	11,829,840,352	—	17,647,475,281
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Semiannual Report 2021	9

Statement of Assets and Liabilities
January 31, 2021 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $17,046,960,547)	$17,047,478,067
Repurchase agreements (cost $600,000,000)	599,997,214
Cash	505,781,671
Receivable for:
Interest	639,789
Prepaid expenses	174,183
Total assets	18,154,070,924
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	200,000,717
Distributions to shareholders	1,403,925
Compensation of board members	452,050
Compensation of chief compliance officer	1,653
Other expenses	48,310
Total liabilities	201,906,655
Net assets applicable to outstanding capital stock	$17,952,164,269
Represented by
Paid in capital	17,951,985,073
Total distributable earnings (loss)	179,196
Total - representing net assets applicable to outstanding capital stock	$17,952,164,269
Shares outstanding	17,953,552,083
Net asset value per share	0.9999
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Short-Term Cash Fund | Semiannual Report 2021

Statement of Operations
Six Months Ended January 31, 2021 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$20
Interest	10,412,681
Total income	10,412,701
Expenses:
Compensation of board members	182,804
Custodian fees	47,028
Shareholder reports and communication	5,914
Audit fees	14,750
Legal fees	53,308
Fidelity and surety fees	34,159
Commitment fees for bank credit facility	69,655
Compensation of chief compliance officer	1,652
Other	6,412
Total expenses	415,682
Net investment income	9,997,019
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	62,075
Net realized gain	62,075
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(738,791)
Net change in unrealized appreciation (depreciation)	(738,791)
Net realized and unrealized loss	(676,716)
Net increase in net assets resulting from operations	$9,320,303
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Semiannual Report 2021	11

Statement of Changes in Net Assets
	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020
Operations
Net investment income	$9,997,019	$187,831,684
Net realized gain	62,075	184,700
Net change in unrealized appreciation (depreciation)	(738,791)	2,130,229
Net increase in net assets resulting from operations	9,320,303	190,146,613
Distributions to shareholders
Net investment income and net realized gains	(10,186,884)	(187,881,641)
Total distributions to shareholders	(10,186,884)	(187,881,641)
Increase in net assets from capital stock activity	3,666,373,291	484,685,717
Total increase in net assets	3,665,506,710	486,950,689
Net assets at beginning of period	14,286,657,559	13,799,706,870
Net assets at end of period	$17,952,164,269	$14,286,657,559

	Six Months Ended		Year Ended
	January 31, 2021 (Unaudited)		July 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	48,077,440,378	48,073,766,273	98,561,181,139	98,557,857,997
Redemptions	(44,410,733,195)	(44,407,392,982)	(98,075,438,473)	(98,073,172,280)
Total net increase	3,666,707,183	3,666,373,291	485,742,666	484,685,717
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Short-Term Cash Fund | Semiannual Report 2021

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Total return assumes reinvestment of all dividends and distributions, if any. Total return is not annualized for periods of less than one year.
	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31,
		2020	2019	2018	2017	2016
Per share data
Net asset value, beginning of period	$1.0000	$0.9999	$0.9999	$1.0000	$1.0000	$1.00
Income from investment operations:
Net investment income	0.0006	0.0132	0.0234	0.0152	0.0069	0.00(a)
Net realized and unrealized gain (loss)	(0.0000)(a)	0.0001	0.0001	(0.0002)	(0.0001)	(0.00)(a)
Total from investment operations	0.0006	0.0133	0.0235	0.0150	0.0068	0.00(a)
Less distributions to shareholders from:
Net investment income	(0.0007)	(0.0132)	(0.0235)	(0.0151)	(0.0068)	(0.00)(a)
Total distributions to shareholders	(0.0007)	(0.0132)	(0.0235)	(0.0151)	(0.0068)	(0.00)(a)
Net asset value, end of period	$0.9999	$1.0000	$0.9999	$0.9999	$1.0000	$1.00
Total return	0.07%	1.32%	2.37%	1.52%	0.68%	0.32%
Ratios to average net assets
Total gross expenses	0.01%(b)	0.00%(a)	0.00%(a)	0.00%(a)	0.01%	0.00%(a)
Total net expenses	0.01%(b)	0.00%(a)	0.00%(a)	0.00%(a)	0.01%	0.00%(a)
Net investment income	0.13%(b)	1.32%	2.34%	1.52%	0.69%	0.32%
Supplemental data
Net assets, end of period (in thousands)	$17,952,164	$14,286,658	$13,799,707	$14,040,107	$13,366,141	$12,073,055

Notes to Financial Highlights
(a)	Rounds to zero.
(b)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Semiannual Report 2021	13

Notes to Financial Statements
January 31, 2021 (Unaudited)
Note 1. Organization
Columbia Short-Term Cash Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Trust may issue an unlimited number of shares (without par value). Investments in the Fund may be made only by investment companies, common or commingled trust funds, or similar organizations or persons that are accredited investors within the meaning of Regulation D under the Securities Act of 1933, as amended.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
The Fund calculates its net asset value to four decimals (e.g., $1.0000) using market-based pricing and operates with a floating net asset value. Although the Fund is a money market fund, the net asset value of the Fund will fluctuate with changes in the values of the Fund’s portfolio securities. As a result, the Fund’s net asset value may be above or below $1.0000. Prior to October 1, 2016, the Fund maintained a stable net asset value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the
14	Columbia Short-Term Cash Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of January 31, 2021:
	RBC Dominion Securities ($)	Royal Bank of Canada ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	449,997,910	49,999,768	99,999,536	599,997,214
Total financial and derivative net assets	449,997,910	49,999,768	99,999,536	599,997,214
Total collateral received (pledged) (a)	449,997,910	49,999,768	99,999,536	599,997,214
Net amount (b)	-	-	-	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Dividend income is recorded on the ex-dividend date.
Interest income, including amortization of premium and discount, is recognized daily.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Short-Term Cash Fund | Semiannual Report 2021	15

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, subject to the policies set by the Board of Trustees, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Fund does not pay a management fee for the investment advisory or administrative services provided to the Fund, but it may pay taxes, brokerage commissions and nonadvisory expenses.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, under which the Fund does not pay an annual fee to the Transfer Agent.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
16	Columbia Short-Term Cash Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At January 31, 2021, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
17,646,961,000	849,000	(335,000)	514,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
As noted above, the Fund may only participate in the Interfund Program as a lending fund. The Fund did not lend money under the Interfund Program during the six months ended January 31, 2021.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is disclosed as Commitment fees for bank credit facility in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended January 31, 2021.
Columbia Short-Term Cash Fund | Semiannual Report 2021	17

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted
18	Columbia Short-Term Cash Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Money market fund risk
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
If, at any time, the Fund’s weekly liquid assets fall below 30% of its total assets and the Board of Trustees determines it is in the best interests of the Fund, the Fund may, as early as the same day and at any time during the day, impose a fee of up to 2% of the value of all shares redeemed and/or temporarily suspend redemptions (sometimes referred to as imposing redemption gates) for up to 10 business days. If, at the end of any business day, the Fund’s weekly liquid assets fall below 10% of its total assets, the Fund must impose a fee, as of the beginning of the next business day, of 1% of the value of all shares redeemed, unless the Board of Trustees determines that imposing such a fee is not in the best interests of the Fund or the Board of Trustees determines that a lower or higher fee (not to exceed 2% of the value of all shares redeemed) would be in the best interests of the Fund. These determinations may affect the composition of the investment portfolio, performance and operating expenses of the Fund.
Shareholder concentration risk
At January 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to
Columbia Short-Term Cash Fund | Semiannual Report 2021	19

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
20	Columbia Short-Term Cash Fund | Semiannual Report 2021

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	39,328,043,938	454,200,292	0
Kathleen Blatz	39,337,937,974	444,306,256	0
Pamela G. Carlton	39,344,288,391	437,955,839	0
Janet Langford Carrig	39,329,254,400	452,989,830	0
J. Kevin Connaughton	39,252,004,295	530,239,934	0
Olive M. Darragh	39,268,887,557	513,356,673	0
Patricia M. Flynn	39,330,975,954	451,268,276	0
Brian J. Gallagher	39,331,403,614	450,840,615	0
Douglas A. Hacker	39,242,844,166	539,400,064	0
Nancy T. Lukitsh	39,349,165,585	433,078,645	0
David M. Moffett	39,309,904,442	472,339,788	0
Catherine James Paglia	39,328,739,370	453,504,860	0
Anthony M. Santomero	39,306,518,896	475,725,334	0
Minor M. Shaw	39,303,595,918	478,648,312	0
Natalie A. Trunow	39,352,416,062	429,828,167	0
Sandra Yeager	39,356,131,780	426,112,449	0
Christopher O. Petersen	39,337,621,211	444,623,019	0
Columbia Short-Term Cash Fund | Semiannual Report 2021	21

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Columbia Short-Term Cash Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
SAR224_07_L01_(03/21)

SemiAnnual Report
January 31, 2021
Columbia Limited Duration Credit Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Limited Duration Credit Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Limited Duration Credit Fund  |  Semiannual Report 2021

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a level of current income consistent with preservation of capital.
Portfolio management
Tom Murphy, CFA
Lead Portfolio Manager
Managed Fund since 2003
Royce Wilson, CFA
Portfolio Manager
Managed Fund since 2012
John Dawson, CFA
Portfolio Manager
Managed Fund since February 2020
Average annual total returns (%) (for the period ended January 31, 2021)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/19/03	1.23	4.52	4.36	2.72
	Including sales charges		-1.80	1.42	3.72	2.41
Advisor Class*		02/28/13	1.36	4.78	4.62	2.93
Class C	Excluding sales charges	06/19/03	0.75	3.64	3.59	1.96
	Including sales charges		-0.25	2.64	3.59	1.96
Institutional Class		09/27/10	1.26	4.68	4.62	2.98
Institutional 2 Class*		11/08/12	1.38	4.83	4.67	3.00
Institutional 3 Class*		03/19/13	1.40	4.88	4.75	3.02
Bloomberg Barclays U.S. 1-5 Year Corporate Index			1.20	4.43	3.63	3.19
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Limited Duration Credit Fund | Semiannual Report 2021	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at January 31, 2021)
Corporate Bonds & Notes	87.8
Money Market Funds	3.3
U.S. Treasury Obligations	8.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at January 31, 2021)
AAA rating	11.9
AA rating	5.8
A rating	21.8
BBB rating	55.6
BB rating	4.9
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Limited Duration Credit Fund | Semiannual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2020 — January 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,012.30	1,021.04	3.91	3.93	0.78
Advisor Class	1,000.00	1,000.00	1,013.60	1,022.29	2.66	2.67	0.53
Class C	1,000.00	1,000.00	1,007.50	1,017.35	7.61	7.64	1.52
Institutional Class	1,000.00	1,000.00	1,012.60	1,022.29	2.66	2.67	0.53
Institutional 2 Class	1,000.00	1,000.00	1,013.80	1,022.54	2.41	2.42	0.48
Institutional 3 Class	1,000.00	1,000.00	1,014.00	1,022.79	2.16	2.17	0.43
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Limited Duration Credit Fund | Semiannual Report 2021	5

Portfolio of Investments
January 31, 2021 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 86.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.5%
Boeing Co. (The)
02/01/2026	2.750%	9,240,000	9,674,327
Raytheon Technologies Corp.
03/15/2022	2.800%	8,808,000	9,028,188
United Technologies Corp.
11/16/2028	4.125%	5,600,000	6,582,832
Total			25,285,347
Automotive 0.3%
General Motors Financial Co., Inc.
06/20/2025	2.750%	3,000,000	3,188,368
Banking 10.1%
American Express Co.
05/20/2022	2.750%	4,985,000	5,132,657
02/27/2023	3.400%	4,120,000	4,366,479
Bank of America Corp.(a)
02/13/2026	2.015%	6,375,000	6,641,014
Bank of Montreal
12/08/2023	0.450%	5,900,000	5,915,244
Citigroup, Inc.(a)
04/08/2026	3.106%	9,045,000	9,812,669
Goldman Sachs Group, Inc. (The)
02/20/2024	3.625%	7,975,000	8,672,645
JPMorgan Chase & Co.(a)
03/13/2026	2.005%	12,120,000	12,655,039
Morgan Stanley(a)
01/25/2024	0.529%	7,624,000	7,627,834
04/28/2026	2.188%	6,605,000	6,932,093
Royal Bank of Canada
01/19/2024	0.425%	9,775,000	9,771,582
Toronto-Dominion Bank (The)
01/06/2023	0.250%	9,870,000	9,853,581
Wells Fargo & Co.
10/23/2026	3.000%	7,925,000	8,718,670
Wells Fargo Bank NA
10/22/2021	3.625%	4,610,000	4,709,294
Total			100,808,801
Cable and Satellite 3.3%
Charter Communications Operating LLC/Capital
07/23/2022	4.464%	3,543,000	3,721,510
07/23/2025	4.908%	5,067,000	5,838,958
02/15/2028	3.750%	5,030,000	5,581,825
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sky PLC(b)
09/16/2024	3.750%	16,125,000	17,925,681
Total			33,067,974
Construction Machinery 0.7%
Caterpillar Financial Services Corp.
09/14/2023	0.450%	7,350,000	7,362,493
Diversified Manufacturing 2.2%
Carrier Global Corp.
02/15/2025	2.242%	11,640,000	12,244,529
Honeywell International, Inc.
08/19/2022	0.483%	5,625,000	5,632,597
Siemens Financieringsmaatschappij NV(b)
05/27/2022	2.900%	3,660,000	3,784,856
Total			21,661,982
Electric 18.1%
AEP Texas, Inc.
10/01/2022	2.400%	11,375,000	11,715,605
American Electric Power Co., Inc.
12/01/2021	3.650%	1,548,000	1,589,912
11/01/2025	1.000%	3,265,000	3,284,380
CenterPoint Energy Houston Electric LLC
06/01/2021	1.850%	2,765,000	2,776,003
CenterPoint Energy, Inc.
09/01/2024	2.500%	10,676,000	11,353,502
CMS Energy Corp.
03/01/2024	3.875%	8,260,000	8,975,495
11/15/2025	3.600%	9,345,000	10,398,558
DTE Energy Co.
06/01/2024	3.500%	3,111,000	3,381,670
10/01/2026	2.850%	11,935,000	13,046,763
Edison International
11/15/2024	3.550%	1,850,000	2,000,586
Emera U.S. Finance LP
06/15/2021	2.700%	4,611,000	4,641,360
06/15/2026	3.550%	15,831,000	17,603,244
Entergy Corp.
09/15/2025	0.900%	2,905,000	2,899,783
Eversource Energy
10/01/2024	2.900%	9,570,000	10,338,206
01/15/2025	3.150%	1,215,000	1,318,646
08/15/2025	0.800%	3,730,000	3,718,929
Georgia Power Co.
07/30/2023	2.100%	16,520,000	17,223,211
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Limited Duration Credit Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NextEra Energy Operating Partners LP(b)
07/15/2024	4.250%	4,415,000	4,678,928
NRG Energy, Inc.(b)
12/02/2027	2.450%	2,635,000	2,754,772
Pacific Gas and Electric Co.
07/01/2025	3.450%	1,825,000	1,979,481
Pinnacle West Capital Corp.
06/15/2025	1.300%	6,140,000	6,245,729
Public Service Enterprise Group, Inc.
11/15/2021	2.000%	6,035,000	6,105,706
06/15/2024	2.875%	6,373,000	6,841,412
Southern Co. (The)
07/01/2021	2.350%	11,160,000	11,236,006
WEC Energy Group, Inc.
09/15/2023	0.550%	3,380,000	3,395,576
06/15/2025	3.550%	3,758,000	4,174,605
Xcel Energy, Inc.
03/15/2021	2.400%	7,445,000	7,454,609
Total			181,132,677
Environmental 1.0%
GFL Environmental, Inc.(b)
08/01/2025	3.750%	4,675,000	4,782,146
Waste Management, Inc.
11/15/2025	0.750%	5,610,000	5,587,922
Total			10,370,068
Finance Companies 1.6%
GE Capital International Funding Co. Unlimited Co.
11/15/2025	3.373%	14,765,000	16,324,445
Food and Beverage 6.1%
Bacardi Ltd.(b)
05/15/2028	4.700%	9,595,000	11,371,687
Conagra Brands, Inc.
11/01/2025	4.600%	6,260,000	7,283,499
Kraft Heinz Foods Co. (The)
06/01/2026	3.000%	11,320,000	11,976,148
Molson Coors Brewing Co.
07/15/2021	2.100%	5,413,000	5,446,459
Mondelez International Holdings Netherlands BV(b)
10/28/2021	2.000%	12,575,000	12,712,041
Mondelez International, Inc.
07/01/2022	0.625%	11,825,000	11,876,139
Total			60,665,973
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 4.5%
Becton Dickinson and Co.
11/08/2021	3.125%	4,872,000	4,971,357
06/06/2022	2.894%	4,012,000	4,136,857
06/06/2024	3.363%	8,345,000	9,057,781
Cigna Corp.
10/15/2028	4.375%	9,240,000	10,983,076
CVS Health Corp.
03/25/2028	4.300%	9,126,000	10,727,800
HCA, Inc.
02/01/2025	5.375%	4,175,000	4,684,005
Total			44,560,876
Healthcare Insurance 0.6%
Centene Corp.
12/15/2027	4.250%	5,524,000	5,850,789
Independent Energy 0.5%
Canadian Natural Resources Ltd.
06/01/2027	3.850%	4,635,000	5,220,052
Integrated Energy 0.6%
Cenovus Energy, Inc.
07/15/2025	5.375%	2,610,000	2,947,547
04/15/2027	4.250%	2,615,000	2,873,091
Total			5,820,638
Life Insurance 13.2%
AIG Global Funding(b)
07/07/2023	0.800%	3,610,000	3,645,663
Five Corners Funding Trust(b)
11/15/2023	4.419%	13,085,000	14,488,219
Guardian Life Global Funding(b)
05/06/2024	2.900%	9,895,000	10,656,455
12/10/2025	0.875%	13,760,000	13,755,208
MassMutual Global Funding II(b)
07/01/2022	2.250%	4,609,000	4,735,484
Metropolitan Life Global Funding I(b)
06/08/2023	0.900%	5,065,000	5,130,352
01/07/2024	0.400%	5,640,000	5,636,352
New York Life Global Funding(b)
01/15/2026	0.850%	13,176,000	13,201,909
Northwestern Mutual Global Funding(b)
01/14/2026	0.800%	12,564,000	12,589,306
Pacific Life Global Funding II(b)
09/23/2023	0.500%	3,330,000	3,342,632
06/24/2025	1.200%	7,355,000	7,445,138
Peachtree Corners Funding Trust(b)
02/15/2025	3.976%	17,238,000	19,091,129

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Semiannual Report 2021	7

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Principal Life Global Funding II(b)
11/21/2024	2.250%	16,680,000	17,712,304
Total			131,430,151
Media and Entertainment 1.1%
Netflix, Inc.(b)
06/15/2025	3.625%	6,895,000	7,489,257
Walt Disney Co. (The)
09/01/2022	1.650%	3,691,000	3,768,045
Total			11,257,302
Midstream 4.6%
Colorado Interstate Gas Co. LLC/Issuing Corp.(b)
08/15/2026	4.150%	3,709,000	4,198,255
Energy Transfer Partners LP
01/15/2026	4.750%	2,090,000	2,354,687
Enterprise Products Operating LLC
02/15/2021	2.800%	3,665,000	3,669,004
MPLX LP
12/01/2027	4.250%	6,020,000	6,925,413
Plains All American Pipeline LP/Finance Corp.
12/15/2026	4.500%	10,900,000	12,219,633
Southern Natural Gas Co. LLC/Issuing Corp.
06/15/2021	4.400%	4,714,000	4,735,831
Western Gas Partners LP
07/01/2026	4.650%	4,815,000	5,044,427
Williams Companies, Inc. (The)
09/15/2025	4.000%	6,470,000	7,254,735
Total			46,401,985
Natural Gas 1.7%
NiSource Finance Corp.
05/15/2027	3.490%	15,389,000	17,366,840
Packaging 1.3%
Berry Global, Inc.(b)
01/15/2026	1.570%	6,681,000	6,731,779
Berry Global. Inc.(b)
02/15/2024	0.950%	5,891,000	5,905,664
Total			12,637,443
Pharmaceuticals 3.8%
AbbVie, Inc.
03/15/2025	3.800%	21,407,000	23,784,637
Amgen, Inc.
05/11/2022	2.650%	6,045,000	6,216,613
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gilead Sciences, Inc.
09/01/2023	2.500%	7,226,000	7,588,590
Total			37,589,840
Railroads 0.3%
Norfolk Southern Corp.
04/01/2022	3.000%	3,085,000	3,160,599
Refining 0.3%
Phillips 66
02/15/2026	1.300%	3,115,000	3,150,029
Retailers 1.6%
Lowe’s Companies, Inc.
04/15/2025	4.000%	14,565,000	16,433,348
Supermarkets 0.7%
Kroger Co. (The)
11/01/2021	2.950%	1,952,000	1,986,137
04/15/2022	3.400%	4,453,000	4,582,347
Total			6,568,484
Technology 3.0%
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	15,955,000	17,831,124
Microchip Technology, Inc.(b)
09/01/2023	2.670%	2,375,000	2,484,056
02/15/2024	0.972%	7,305,000	7,310,248
NXP BV/Funding LLC/USA, Inc.(b)
05/01/2025	2.700%	2,225,000	2,383,403
Total			30,008,831
Wireless 2.1%
Crown Castle International Corp.
09/01/2024	3.200%	6,500,000	7,028,012
T-Mobile USA, Inc.(b)
04/15/2025	3.500%	9,840,000	10,791,665
T-Mobile USA, Inc.
02/15/2026	2.250%	2,601,000	2,628,539
Total			20,448,216
Wirelines 1.1%
Verizon Communications, Inc.
11/20/2025	0.850%	10,515,000	10,502,270
Total Corporate Bonds & Notes (Cost $843,383,350)			868,275,821

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Limited Duration Credit Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
U.S. Treasury Obligations 8.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
03/31/2022	1.875%	10,000,000	10,205,469
08/15/2022	1.500%	18,609,200	19,008,280
10/31/2022	0.125%	9,897,400	9,899,333
11/15/2023	0.250%	16,600,000	16,638,906
12/15/2023	0.125%	14,700,000	14,680,477
10/31/2025	0.250%	17,800,000	17,673,453
Total U.S. Treasury Obligations (Cost $88,055,624)			88,105,918
Money Market Funds 3.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.104%(c),(d)	32,424,596	32,421,354
Total Money Market Funds (Cost $32,421,354)		32,421,354
Total Investments in Securities (Cost: $963,860,328)		988,803,093
Other Assets & Liabilities, Net		10,779,685
Net Assets		999,582,778

At January 31, 2021, securities and/or cash totaling $1,107,389 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	785	03/2021	USD	173,466,601	109,375	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(613)	03/2021	USD	(84,000,156)	638,695	—
U.S. Treasury 5-Year Note	(485)	03/2021	USD	(61,049,375)	—	(81,610)
U.S. Ultra Bond 10-Year Note	(20)	03/2021	USD	(3,076,563)	49,620	—
Total					688,315	(81,610)
Notes to Portfolio of Investments
(a)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of January 31, 2021.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At January 31, 2021, the total value of these securities amounted to $236,734,589, which represents 23.68% of total net assets.
(c)	The rate shown is the seven-day current annualized yield at January 31, 2021.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended January 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.104%
	50,394,374	382,543,607	(400,516,627)	—	32,421,354	(8,980)	47,978	32,424,596
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Semiannual Report 2021	9

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	868,275,821	—	868,275,821
U.S. Treasury Obligations	88,105,918	—	—	88,105,918
Money Market Funds	32,421,354	—	—	32,421,354
Total Investments in Securities	120,527,272	868,275,821	—	988,803,093
Investments in Derivatives
Asset
Futures Contracts	797,690	—	—	797,690
Liability
Futures Contracts	(81,610)	—	—	(81,610)
Total	121,243,352	868,275,821	—	989,519,173
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Limited Duration Credit Fund | Semiannual Report 2021

Statement of Assets and Liabilities
January 31, 2021 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $931,438,974)	$956,381,739
Affiliated issuers (cost $32,421,354)	32,421,354
Margin deposits on:
Futures contracts	1,107,389
Receivable for:
Investments sold	2,720,466
Capital shares sold	4,643,770
Dividends	5,091
Interest	5,844,462
Foreign tax reclaims	20,819
Variation margin for futures contracts	197,626
Expense reimbursement due from Investment Manager	1,198
Prepaid expenses	20,118
Other assets	25,356
Total assets	1,003,389,388
Liabilities
Payable for:
Investments purchased	1,677,059
Capital shares purchased	969,491
Distributions to shareholders	900,878
Variation margin for futures contracts	13,560
Management services fees	11,649
Distribution and/or service fees	2,297
Transfer agent fees	105,969
Compensation of board members	91,498
Compensation of chief compliance officer	90
Other expenses	34,119
Total liabilities	3,806,610
Net assets applicable to outstanding capital stock	$999,582,778
Represented by
Paid in capital	976,024,972
Total distributable earnings (loss)	23,557,806
Total - representing net assets applicable to outstanding capital stock	$999,582,778
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Semiannual Report 2021	11

Statement of Assets and Liabilities  (continued)
January 31, 2021 (Unaudited)
Class A
Net assets	$232,256,270
Shares outstanding	22,231,082
Net asset value per share	$10.45
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.77
Advisor Class
Net assets	$76,659,432
Shares outstanding	7,335,054
Net asset value per share	$10.45
Class C
Net assets	$25,702,858
Shares outstanding	2,460,803
Net asset value per share	$10.44
Institutional Class
Net assets	$454,269,863
Shares outstanding	43,450,632
Net asset value per share	$10.45
Institutional 2 Class
Net assets	$86,447,525
Shares outstanding	8,268,422
Net asset value per share	$10.46
Institutional 3 Class
Net assets	$124,246,830
Shares outstanding	11,883,642
Net asset value per share	$10.46
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Limited Duration Credit Fund | Semiannual Report 2021

Statement of Operations
Six Months Ended January 31, 2021 (Unaudited)
Net investment income
Income:
Dividends — affiliated issuers	$47,978
Interest	8,213,042
Total income	8,261,020
Expenses:
Management services fees	1,939,484
Distribution and/or service fees
Class A	258,530
Class C	138,224
Transfer agent fees
Class A	107,876
Advisor Class	34,881
Class C	14,407
Institutional Class	201,322
Institutional 2 Class	20,600
Institutional 3 Class	5,344
Compensation of board members	28,986
Custodian fees	3,784
Printing and postage fees	40,155
Registration fees	71,626
Audit fees	14,750
Legal fees	6,161
Compensation of chief compliance officer	90
Other	41,000
Total expenses	2,927,220
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(212,845)
Expense reduction	(20)
Total net expenses	2,714,355
Net investment income	5,546,665
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	15,716,050
Investments — affiliated issuers	(8,980)
Futures contracts	244,952
Net realized gain	15,952,022
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(10,576,202)
Futures contracts	1,417,025
Net change in unrealized appreciation (depreciation)	(9,159,177)
Net realized and unrealized gain	6,792,845
Net increase in net assets resulting from operations	$12,339,510
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Semiannual Report 2021	13

Statement of Changes in Net Assets
	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020
Operations
Net investment income	$5,546,665	$14,485,148
Net realized gain	15,952,022	6,295,504
Net change in unrealized appreciation (depreciation)	(9,159,177)	22,942,129
Net increase in net assets resulting from operations	12,339,510	43,722,781
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,139,707)	(3,330,909)
Advisor Class	(452,059)	(1,137,037)
Class C	(46,317)	(251,431)
Institutional Class	(2,602,251)	(4,097,988)
Institutional 2 Class	(495,836)	(1,512,130)
Institutional 3 Class	(1,086,884)	(4,252,733)
Total distributions to shareholders	(5,823,054)	(14,582,228)
Increase in net assets from capital stock activity	175,450,151	133,417,558
Total increase in net assets	181,966,607	162,558,111
Net assets at beginning of period	817,616,171	655,058,060
Net assets at end of period	$999,582,778	$817,616,171
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Limited Duration Credit Fund | Semiannual Report 2021

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	January 31, 2021 (Unaudited)		July 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	6,227,201	64,793,225	4,338,422	43,734,856
Distributions reinvested	105,317	1,094,847	323,864	3,261,798
Redemptions	(2,275,822)	(23,657,208)	(3,927,704)	(39,303,341)
Net increase	4,056,696	42,230,864	734,582	7,693,313
Advisor Class
Subscriptions	2,372,128	24,670,682	2,158,948	21,751,272
Distributions reinvested	43,459	452,055	112,834	1,136,868
Redemptions	(759,582)	(7,909,739)	(1,440,546)	(14,439,388)
Net increase	1,656,005	17,212,998	831,236	8,448,752
Class C
Subscriptions	1,138,106	11,801,675	857,472	8,655,349
Distributions reinvested	4,117	42,737	22,529	226,656
Redemptions	(891,448)	(9,295,086)	(957,532)	(9,652,560)
Net increase (decrease)	250,775	2,549,326	(77,531)	(770,555)
Institutional Class
Subscriptions	21,629,884	224,889,693	23,090,261	233,255,153
Distributions reinvested	226,505	2,357,360	386,852	3,909,158
Redemptions	(9,849,113)	(102,483,175)	(8,698,898)	(87,284,690)
Net increase	12,007,276	124,763,878	14,778,215	149,879,621
Institutional 2 Class
Subscriptions	3,157,698	32,893,254	4,888,127	49,450,247
Distributions reinvested	47,628	495,827	149,990	1,511,883
Redemptions	(844,432)	(8,800,533)	(5,820,084)	(58,333,268)
Net increase (decrease)	2,360,894	24,588,548	(781,967)	(7,371,138)
Institutional 3 Class
Subscriptions	2,761,645	28,730,577	5,246,113	52,888,453
Distributions reinvested	103,780	1,079,007	421,721	4,250,096
Redemptions	(6,302,649)	(65,705,047)	(8,100,645)	(81,600,984)
Net decrease	(3,437,224)	(35,895,463)	(2,432,811)	(24,462,435)
Total net increase	16,894,422	175,450,151	13,051,724	133,417,558
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Semiannual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Six Months Ended 1/31/2021 (Unaudited)	$10.38	0.05	0.08	0.13	(0.06)	(0.06)
Year Ended 7/31/2020	$9.97	0.19	0.41	0.60	(0.19)	(0.19)
Year Ended 7/31/2019	$9.66	0.23	0.32	0.55	(0.24)	(0.24)
Year Ended 7/31/2018	$9.88	0.17	(0.22)	(0.05)	(0.17)	(0.17)
Year Ended 7/31/2017	$9.80	0.15	0.07	0.22	(0.14)	(0.14)
Year Ended 7/31/2016	$9.70	0.22	0.10	0.32	(0.22)	(0.22)
Advisor Class
Six Months Ended 1/31/2021 (Unaudited)	$10.38	0.07	0.07	0.14	(0.07)	(0.07)
Year Ended 7/31/2020	$9.97	0.21	0.42	0.63	(0.22)	(0.22)
Year Ended 7/31/2019	$9.66	0.25	0.32	0.57	(0.26)	(0.26)
Year Ended 7/31/2018	$9.89	0.19	(0.23)	(0.04)	(0.19)	(0.19)
Year Ended 7/31/2017	$9.80	0.17	0.09	0.26	(0.17)	(0.17)
Year Ended 7/31/2016	$9.70	0.24	0.11	0.35	(0.25)	(0.25)
Class C
Six Months Ended 1/31/2021 (Unaudited)	$10.38	0.01	0.07	0.08	(0.02)	(0.02)
Year Ended 7/31/2020	$9.97	0.11	0.41	0.52	(0.11)	(0.11)
Year Ended 7/31/2019	$9.66	0.15	0.32	0.47	(0.16)	(0.16)
Year Ended 7/31/2018	$9.88	0.10	(0.23)	(0.13)	(0.09)	(0.09)
Year Ended 7/31/2017	$9.80	0.07	0.08	0.15	(0.07)	(0.07)
Year Ended 7/31/2016	$9.69	0.15	0.11	0.26	(0.15)	(0.15)
Institutional Class
Six Months Ended 1/31/2021 (Unaudited)	$10.39	0.07	0.06	0.13	(0.07)	(0.07)
Year Ended 7/31/2020	$9.98	0.21	0.42	0.63	(0.22)	(0.22)
Year Ended 7/31/2019	$9.67	0.25	0.32	0.57	(0.26)	(0.26)
Year Ended 7/31/2018	$9.89	0.19	(0.22)	(0.03)	(0.19)	(0.19)
Year Ended 7/31/2017	$9.80	0.17	0.09	0.26	(0.17)	(0.17)
Year Ended 7/31/2016	$9.70	0.24	0.11	0.35	(0.25)	(0.25)
Institutional 2 Class
Six Months Ended 1/31/2021 (Unaudited)	$10.39	0.07	0.07	0.14	(0.07)	(0.07)
Year Ended 7/31/2020	$9.98	0.22	0.41	0.63	(0.22)	(0.22)
Year Ended 7/31/2019	$9.67	0.26	0.32	0.58	(0.27)	(0.27)
Year Ended 7/31/2018	$9.89	0.20	(0.22)	(0.02)	(0.20)	(0.20)
Year Ended 7/31/2017	$9.81	0.18	0.07	0.25	(0.17)	(0.17)
Year Ended 7/31/2016	$9.71	0.25	0.10	0.35	(0.25)	(0.25)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Limited Duration Credit Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 1/31/2021 (Unaudited)	$10.45	1.23%	0.82%(c)	0.78%(c),(d)	1.04%(c)	51%	$232,256
Year Ended 7/31/2020	$10.38	6.09%	0.83%	0.79%(d)	1.88%	88%	$188,642
Year Ended 7/31/2019	$9.97	5.75%	0.84%	0.80%	2.34%	99%	$173,843
Year Ended 7/31/2018	$9.66	(0.55%)	0.84%(e)	0.80%(d),(e)	1.74%	79%	$179,474
Year Ended 7/31/2017	$9.88	2.28%	0.83%	0.81%(d)	1.47%	119%	$216,524
Year Ended 7/31/2016	$9.80	3.43%	0.89%	0.83%(d)	2.29%	49%	$388,216
Advisor Class
Six Months Ended 1/31/2021 (Unaudited)	$10.45	1.36%	0.57%(c)	0.53%(c),(d)	1.29%(c)	51%	$76,659
Year Ended 7/31/2020	$10.38	6.36%	0.58%	0.54%(d)	2.12%	88%	$58,965
Year Ended 7/31/2019	$9.97	6.02%	0.59%	0.55%	2.59%	99%	$48,340
Year Ended 7/31/2018	$9.66	(0.40%)	0.59%(e)	0.55%(d),(e)	1.99%	79%	$49,745
Year Ended 7/31/2017	$9.89	2.65%	0.59%	0.56%(d)	1.74%	119%	$57,357
Year Ended 7/31/2016	$9.80	3.68%	0.64%	0.58%(d)	2.53%	49%	$47,065
Class C
Six Months Ended 1/31/2021 (Unaudited)	$10.44	0.75%	1.57%(c)	1.52%(c),(d)	0.29%(c)	51%	$25,703
Year Ended 7/31/2020	$10.38	5.30%	1.58%	1.54%(d)	1.13%	88%	$22,932
Year Ended 7/31/2019	$9.97	4.96%	1.59%	1.55%	1.59%	99%	$22,797
Year Ended 7/31/2018	$9.66	(1.29%)	1.59%(e)	1.55%(d),(e)	0.97%	79%	$29,079
Year Ended 7/31/2017	$9.88	1.53%	1.58%	1.56%(d)	0.74%	119%	$44,055
Year Ended 7/31/2016	$9.80	2.76%	1.65%	1.58%(d)	1.54%	49%	$52,777
Institutional Class
Six Months Ended 1/31/2021 (Unaudited)	$10.45	1.26%	0.57%(c)	0.53%(c),(d)	1.29%(c)	51%	$454,270
Year Ended 7/31/2020	$10.39	6.35%	0.58%	0.54%(d)	2.07%	88%	$326,594
Year Ended 7/31/2019	$9.98	6.01%	0.59%	0.55%	2.59%	99%	$166,238
Year Ended 7/31/2018	$9.67	(0.30%)	0.59%(e)	0.55%(d),(e)	1.98%	79%	$163,477
Year Ended 7/31/2017	$9.89	2.65%	0.59%	0.56%(d)	1.78%	119%	$199,635
Year Ended 7/31/2016	$9.80	3.69%	0.64%	0.58%(d)	2.53%	49%	$81,473
Institutional 2 Class
Six Months Ended 1/31/2021 (Unaudited)	$10.46	1.38%	0.53%(c)	0.48%(c)	1.33%(c)	51%	$86,448
Year Ended 7/31/2020	$10.39	6.41%	0.52%	0.48%	2.20%	88%	$61,362
Year Ended 7/31/2019	$9.98	6.08%	0.53%	0.49%	2.65%	99%	$66,741
Year Ended 7/31/2018	$9.67	(0.25%)	0.53%(e)	0.50%(e)	2.06%	79%	$74,279
Year Ended 7/31/2017	$9.89	2.59%	0.52%	0.52%	1.78%	119%	$63,284
Year Ended 7/31/2016	$9.81	3.76%	0.51%	0.51%	2.60%	49%	$53,070
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Semiannual Report 2021	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 1/31/2021 (Unaudited)	$10.39	0.07	0.08	0.15	(0.08)	(0.08)
Year Ended 7/31/2020	$9.98	0.23	0.41	0.64	(0.23)	(0.23)
Year Ended 7/31/2019	$9.67	0.26	0.32	0.58	(0.27)	(0.27)
Year Ended 7/31/2018	$9.89	0.20	(0.22)	(0.02)	(0.20)	(0.20)
Year Ended 7/31/2017	$9.80	0.19	0.08	0.27	(0.18)	(0.18)
Year Ended 7/31/2016	$9.70	0.25	0.11	0.36	(0.26)	(0.26)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Limited Duration Credit Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 1/31/2021 (Unaudited)	$10.46	1.40%	0.47%(c)	0.43%(c)	1.40%(c)	51%	$124,247
Year Ended 7/31/2020	$10.39	6.47%	0.47%	0.43%	2.24%	88%	$159,121
Year Ended 7/31/2019	$9.98	6.13%	0.48%	0.44%	2.70%	99%	$177,100
Year Ended 7/31/2018	$9.67	(0.20%)	0.48%(e)	0.45%(e)	2.08%	79%	$114,340
Year Ended 7/31/2017	$9.89	2.75%	0.48%	0.47%	1.90%	119%	$122,034
Year Ended 7/31/2016	$9.80	3.81%	0.47%	0.46%	2.65%	49%	$3,113
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Semiannual Report 2021	19

Notes to Financial Statements
January 31, 2021 (Unaudited)
Note 1. Organization
Columbia Limited Duration Credit Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
20	Columbia Limited Duration Credit Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a
Columbia Limited Duration Credit Fund | Semiannual Report 2021	21

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	797,690*

22	Columbia Limited Duration Credit Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	81,610*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended January 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	244,952

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	1,417,025
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended January 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	175,955,992
Futures contracts — short	132,908,469

*	Based on the ending quarterly outstanding amounts for the six months ended January 31, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Limited Duration Credit Fund | Semiannual Report 2021	23

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended January 31, 2021 was 0.43% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
24	Columbia Limited Duration Credit Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the six months ended January 31, 2021, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $1,661,264 and $0, respectively.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended January 31, 2021, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $20.
Columbia Limited Duration Credit Fund | Semiannual Report 2021	25

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $664,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended January 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	150,216
Class C	—	1.00(b)	399

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2020 through November 30, 2021	Prior to December 1, 2020
Class A	0.77%	0.79%
Advisor Class	0.52	0.54
Class C	1.52	1.54
Institutional Class	0.52	0.54
Institutional 2 Class	0.48	0.48
Institutional 3 Class	0.43	0.43
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
26	Columbia Limited Duration Credit Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At January 31, 2021, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
963,860,000	25,970,000	(311,000)	25,659,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(3,573,299)	(13,726,296)	(17,299,595)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $606,845,421 and $423,305,599, respectively, for the six months ended January 31, 2021, of which $104,838,367 and $76,995,580, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Columbia Limited Duration Credit Fund | Semiannual Report 2021	27

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
The Fund did not borrow or lend money under the Interfund Program during the six months ended January 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended January 31, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
28	Columbia Limited Duration Credit Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At January 31, 2021, affiliated shareholders of record owned 43.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Limited Duration Credit Fund | Semiannual Report 2021	29

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Limited Duration Credit Fund | Semiannual Report 2021

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	39,328,043,938	454,200,292	0
Kathleen Blatz	39,337,937,974	444,306,256	0
Pamela G. Carlton	39,344,288,391	437,955,839	0
Janet Langford Carrig	39,329,254,400	452,989,830	0
J. Kevin Connaughton	39,252,004,295	530,239,934	0
Olive M. Darragh	39,268,887,557	513,356,673	0
Patricia M. Flynn	39,330,975,954	451,268,276	0
Brian J. Gallagher	39,331,403,614	450,840,615	0
Douglas A. Hacker	39,242,844,166	539,400,064	0
Nancy T. Lukitsh	39,349,165,585	433,078,645	0
David M. Moffett	39,309,904,442	472,339,788	0
Catherine James Paglia	39,328,739,370	453,504,860	0
Anthony M. Santomero	39,306,518,896	475,725,334	0
Minor M. Shaw	39,303,595,918	478,648,312	0
Natalie A. Trunow	39,352,416,062	429,828,167	0
Sandra Yeager	39,356,131,780	426,112,449	0
Christopher O. Petersen	39,337,621,211	444,623,019	0
Columbia Limited Duration Credit Fund | Semiannual Report 2021	31

Columbia Limited Duration Credit Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR183_07_L01_(03/21)

SemiAnnual Report
January 31, 2021
Columbia Income Opportunities Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Income Opportunities Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Income Opportunities Fund  |  Semiannual Report 2021

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high total return through current income and capital appreciation.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2003
Daniel DeYoung
Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended January 31, 2021)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/19/03	4.55	2.81	6.23	5.47
	Including sales charges		-0.39	-2.07	5.19	4.96
Advisor Class*		11/08/12	4.78	3.17	6.49	5.70
Class C	Excluding sales charges	06/19/03	4.16	2.03	5.41	4.73
	Including sales charges		3.16	1.04	5.41	4.73
Institutional Class		09/27/10	4.68	3.07	6.47	5.73
Institutional 2 Class*		11/08/12	4.73	3.15	6.58	5.78
Institutional 3 Class*		03/07/11	4.75	3.30	6.64	5.90
Class R		09/27/10	4.42	2.54	5.94	5.21
ICE BofA BB-B US Cash Pay High Yield Constrained Index			5.28	6.35	8.32	6.44
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The ICE BofA BB-B US Cash Pay High Yield Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Income Opportunities Fund | Semiannual Report 2021	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at January 31, 2021)
Common Stocks	0.0(a)
Convertible Bonds	0.1
Corporate Bonds & Notes	93.7
Exchange-Traded Fixed Income Funds	1.1
Foreign Government Obligations	0.2
Money Market Funds	2.9
Senior Loans	2.0
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at January 31, 2021)
BBB rating	2.0
BB rating	51.3
B rating	42.4
CCC rating	4.0
CC rating	0.3
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Income Opportunities Fund | Semiannual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2020 — January 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,045.50	1,019.80	5.25	5.19	1.03
Advisor Class	1,000.00	1,000.00	1,047.80	1,021.09	3.93	3.88	0.77
Class C	1,000.00	1,000.00	1,041.60	1,016.06	9.06	8.95	1.78
Institutional Class	1,000.00	1,000.00	1,046.80	1,021.04	3.98	3.93	0.78
Institutional 2 Class	1,000.00	1,000.00	1,047.30	1,021.54	3.47	3.43	0.68
Institutional 3 Class	1,000.00	1,000.00	1,047.50	1,021.74	3.27	3.23	0.64
Class R	1,000.00	1,000.00	1,044.20	1,018.55	6.52	6.44	1.28
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and/or to reimburse certain expenses until November 30, 2021, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses, subject to applicable exclusions, will not exceed 0.61% for Class Institutional 2 and 0.56% for Class Institutional 3. Any amounts waived will not be reimbursed by the Fund. This change was effective December 1, 2020. If this change had been in place for the entire six month period ended January 31, 2021, the actual expenses paid would have been $3.11 for Class Institutional 2, $2.86 for Class Institutional 3 and the hypothetical expenses paid would have been $3.07 for Class Institutional 2 and $2.82 for Class Institutional 3.
Other share classes may have had expense waiver changes; however, the changes were not considered material.
Columbia Income Opportunities Fund | Semiannual Report 2021	5

Portfolio of Investments
January 31, 2021 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Media 0.0%
Haights Cross Communications, Inc.(a),(b),(c)	275,078	0
Loral Space & Communications, Inc.	101	2,566
Ziff Davis Holdings, Inc.(a),(b),(c)	6,107	61
Total		2,627
Total Communication Services		2,627
Consumer Discretionary 0.0%
Auto Components 0.0%
Lear Corp.	831	125,282
Total Consumer Discretionary		125,282
Industrials 0.0%
Commercial Services & Supplies 0.0%
Quad/Graphics, Inc.	1,298	6,075
Total Industrials		6,075
Utilities —%
Independent Power and Renewable Electricity Producers —%
Calpine Corp. Escrow(a),(b),(c)	23,187,000	0
Total Utilities		0
Total Common Stocks (Cost $3,191,147)		133,984

Convertible Bonds 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.1%
DISH Network Corp.
08/15/2026	3.375%	1,525,000	1,406,191
Total Convertible Bonds (Cost $1,427,563)			1,406,191

Corporate Bonds & Notes 94.1%

Aerospace & Defense 1.5%
Moog, Inc.(d)
12/15/2027	4.250%	1,574,000	1,640,733
TransDigm, Inc.(d)
12/15/2025	8.000%	3,341,000	3,653,371
03/15/2026	6.250%	6,640,000	7,023,210
01/15/2029	4.625%	3,080,000	3,059,886
TransDigm, Inc.
06/15/2026	6.375%	5,896,000	6,097,523
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated
11/15/2027	5.500%	434,000	445,464
Total			21,920,187
Airlines 1.7%
American Airlines, Inc.(d)
07/15/2025	11.750%	1,884,000	2,177,725
Delta Air Lines, Inc.(d)
05/01/2025	7.000%	2,705,000	3,135,614
Delta Air Lines, Inc.
01/15/2026	7.375%	698,000	801,354
Delta Air Lines, Inc./SkyMiles IP Ltd.(d)
10/20/2028	4.750%	5,980,000	6,622,520
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(d),(e)
01/20/2026	5.750%	2,314,511	2,404,188
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(d)
06/20/2027	6.500%	7,966,538	8,711,429
Total			23,852,830
Automotive 3.2%
American Axle & Manufacturing, Inc.
04/01/2027	6.500%	224,000	234,301
Clarios Global LP(d)
05/15/2025	6.750%	1,377,000	1,467,170
Ford Motor Co.
04/21/2023	8.500%	1,206,000	1,350,271
04/22/2025	9.000%	2,667,000	3,250,006
04/22/2030	9.625%	362,000	513,233
Ford Motor Credit Co. LLC
10/12/2021	3.813%	2,629,000	2,669,187
03/18/2024	5.584%	5,322,000	5,750,751
11/01/2024	4.063%	1,439,000	1,498,644
06/16/2025	5.125%	2,268,000	2,463,825
11/13/2025	3.375%	3,949,000	4,012,458
01/08/2026	4.389%	2,255,000	2,398,198
08/17/2027	4.125%	4,167,000	4,382,518
11/13/2030	4.000%	2,752,000	2,817,673
IAA Spinco, Inc.(d)
06/15/2027	5.500%	3,571,000	3,748,986
IHO Verwaltungs GmbH(d),(f)
09/15/2026	4.750%	1,551,000	1,611,741
KAR Auction Services, Inc.(d)
06/01/2025	5.125%	3,322,000	3,408,144
Panther BF Aggregator 2 LP/Finance Co., Inc.(d)
05/15/2026	6.250%	1,486,000	1,576,360
05/15/2027	8.500%	1,881,000	1,991,210
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Income Opportunities Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tenneco, Inc.(d)
01/15/2029	7.875%	1,029,000	1,158,515
Total			46,303,191
Brokerage/Asset Managers/Exchanges 0.1%
AG Issuer LLC(d)
03/01/2028	6.250%	865,000	906,187
NFP Corp.(d)
05/15/2025	7.000%	1,011,000	1,089,100
Total			1,995,287
Building Materials 1.4%
American Builders & Contractors Supply Co., Inc.(d)
01/15/2028	4.000%	10,206,000	10,560,404
Beacon Roofing Supply, Inc.(d)
11/01/2025	4.875%	2,498,000	2,524,949
11/15/2026	4.500%	4,181,000	4,366,554
Core & Main LP(d)
08/15/2025	6.125%	729,000	748,832
Interface, Inc.(d)
12/01/2028	5.500%	601,000	635,648
James Hardie International Finance DAC(d)
01/15/2028	5.000%	750,000	797,861
Total			19,634,248
Cable and Satellite 7.3%
Cable One, Inc.(d)
11/15/2030	4.000%	1,520,000	1,558,255
CCO Holdings LLC/Capital Corp.(d)
02/15/2026	5.750%	8,985,000	9,268,131
05/01/2027	5.875%	3,109,000	3,231,425
06/01/2029	5.375%	6,905,000	7,492,135
03/01/2030	4.750%	7,974,000	8,476,178
CSC Holdings LLC(d)
02/01/2028	5.375%	6,130,000	6,511,238
02/01/2029	6.500%	9,222,000	10,270,298
01/15/2030	5.750%	1,247,000	1,338,676
12/01/2030	4.125%	1,471,000	1,503,655
12/01/2030	4.625%	1,566,000	1,597,107
02/15/2031	3.375%	2,683,000	2,618,443
DISH DBS Corp.
11/15/2024	5.875%	2,690,000	2,787,161
07/01/2026	7.750%	13,892,000	15,076,242
Radiate Holdco LLC/Finance, Inc.(d)
09/15/2026	4.500%	2,593,000	2,648,188
Sirius XM Radio, Inc.(d)
07/15/2024	4.625%	1,395,000	1,442,197
07/15/2026	5.375%	2,888,000	3,005,094
07/01/2030	4.125%	3,996,000	4,116,714
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Media Finance PLC(d)
07/15/2030	5.000%	3,884,000	3,994,062
Virgin Media Secured Finance PLC(d)
08/15/2026	5.500%	1,226,000	1,279,489
05/15/2029	5.500%	3,646,000	3,930,766
Ziggo BV(d)
01/15/2027	5.500%	9,425,000	9,861,880
01/15/2030	4.875%	2,941,000	3,079,346
Total			105,086,680
Chemicals 2.2%
Axalta Coating Systems LLC(d)
02/15/2029	3.375%	2,578,000	2,525,915
Axalta Coating Systems LLC/Dutch Holding B BV(d)
06/15/2027	4.750%	3,121,000	3,272,965
Element Solutions, Inc.(d)
09/01/2028	3.875%	4,658,000	4,684,322
HB Fuller Co.
10/15/2028	4.250%	1,449,000	1,483,255
Illuminate Buyer LLC/Holdings IV, Inc.(d)
07/01/2028	9.000%	458,000	510,621
INEOS Quattro Finance 2 Plc(d)
01/15/2026	3.375%	679,000	682,855
Ingevity Corp.(d)
11/01/2028	3.875%	3,919,000	3,925,797
Innophos Holdings, Inc.(d)
02/15/2028	9.375%	1,450,000	1,587,750
Minerals Technologies, Inc.(d)
07/01/2028	5.000%	2,117,000	2,223,979
PQ Corp.(d)
12/15/2025	5.750%	3,530,000	3,621,639
SPCM SA(d)
09/15/2025	4.875%	2,650,000	2,729,765
Starfruit Finco BV/US Holdco LLC(d)
10/01/2026	8.000%	1,325,000	1,409,026
WR Grace & Co.(d)
06/15/2027	4.875%	3,162,000	3,316,896
Total			31,974,785
Construction Machinery 1.0%
H&E Equipment Services, Inc.(d)
12/15/2028	3.875%	4,777,000	4,758,836
Herc Holdings, Inc.(d)
07/15/2027	5.500%	2,749,000	2,898,395
Ritchie Bros. Auctioneers, Inc.(d)
01/15/2025	5.375%	4,717,000	4,858,705

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Semiannual Report 2021	7

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Rentals North America, Inc.
09/15/2026	5.875%	2,077,000	2,187,510
Total			14,703,446
Consumer Cyclical Services 1.7%
APX Group, Inc.
11/01/2024	8.500%	8,891,000	9,371,825
ASGN, Inc.(d)
05/15/2028	4.625%	2,665,000	2,766,549
Frontdoor, Inc.(d)
08/15/2026	6.750%	1,135,000	1,212,428
Match Group, Inc.(d)
06/01/2028	4.625%	2,194,000	2,286,442
Staples, Inc.(d)
04/15/2026	7.500%	2,264,000	2,309,441
Uber Technologies, Inc.(d)
05/15/2025	7.500%	3,560,000	3,813,686
01/15/2028	6.250%	2,025,000	2,177,538
Total			23,937,909
Consumer Products 1.6%
CD&R Smokey Buyer, Inc.(d)
07/15/2025	6.750%	2,201,000	2,359,654
Mattel, Inc.(d)
12/15/2027	5.875%	2,422,000	2,667,890
Mattel, Inc.
11/01/2041	5.450%	2,289,000	2,527,995
Newell Brands, Inc.
06/01/2025	4.875%	1,194,000	1,314,876
Prestige Brands, Inc.(d)
03/01/2024	6.375%	3,441,000	3,510,095
01/15/2028	5.125%	3,353,000	3,566,833
Scotts Miracle-Gro Co. (The)
10/15/2029	4.500%	2,667,000	2,864,615
Spectrum Brands, Inc.
07/15/2025	5.750%	1,818,000	1,876,756
Valvoline, Inc.(d)
02/15/2030	4.250%	2,505,000	2,624,696
Total			23,313,410
Diversified Manufacturing 1.6%
BWX Technologies, Inc.(d)
06/30/2028	4.125%	2,666,000	2,791,143
CFX Escrow Corp.(d)
02/15/2026	6.375%	912,000	976,948
MTS Systems Corp.(d)
08/15/2027	5.750%	390,000	424,184
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Resideo Funding, Inc.(d)
11/01/2026	6.125%	5,595,000	5,942,545
Vertical US Newco, Inc.(d)
07/15/2027	5.250%	1,249,000	1,308,339
WESCO Distribution, Inc.
06/15/2024	5.375%	3,540,000	3,635,923
WESCO Distribution, Inc.(d)
06/15/2025	7.125%	3,603,000	3,920,178
06/15/2028	7.250%	2,783,000	3,126,660
Total			22,125,920
Electric 4.6%
Calpine Corp.(d)
06/01/2026	5.250%	2,323,000	2,395,336
02/15/2028	4.500%	1,361,000	1,398,377
Clearway Energy Operating LLC
10/15/2025	5.750%	3,751,000	3,935,353
09/15/2026	5.000%	4,078,000	4,230,954
Clearway Energy Operating LLC(d)
03/15/2028	4.750%	4,474,000	4,813,716
FirstEnergy Corp.
11/15/2031	7.375%	1,142,000	1,600,099
07/15/2047	4.850%	1,712,000	2,074,405
NextEra Energy Operating Partners LP(d)
07/15/2024	4.250%	3,422,000	3,626,566
10/15/2026	3.875%	5,194,000	5,565,242
09/15/2027	4.500%	6,418,000	7,123,027
NRG Energy, Inc.
01/15/2027	6.625%	374,000	392,068
NRG Energy, Inc.(d)
02/15/2029	3.375%	1,401,000	1,433,831
06/15/2029	5.250%	4,288,000	4,733,710
02/15/2031	3.625%	4,225,000	4,392,983
Pattern Energy Operations LP/Inc.(d)
08/15/2028	4.500%	1,261,000	1,333,332
PG&E Corp.
07/01/2028	5.000%	2,570,000	2,757,730
TerraForm Power Operating LLC(d)
01/31/2028	5.000%	2,428,000	2,699,132
01/15/2030	4.750%	2,207,000	2,369,920
Vistra Operations Co. LLC(d)
09/01/2026	5.500%	1,353,000	1,406,714
02/15/2027	5.625%	2,321,000	2,449,894
07/31/2027	5.000%	5,158,000	5,428,759
Total			66,161,148

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Income Opportunities Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Environmental 1.1%
GFL Environmental, Inc.(d)
06/01/2025	4.250%	6,045,000	6,234,262
08/01/2025	3.750%	3,103,000	3,174,117
12/15/2026	5.125%	666,000	706,443
08/01/2028	4.000%	2,294,000	2,261,836
Waste Pro USA, Inc.(d)
02/15/2026	5.500%	3,587,000	3,693,534
Total			16,070,192
Finance Companies 2.4%
Global Aircraft Leasing Co., Ltd.(d),(f)
09/15/2024	6.500%	1,525,102	1,367,097
Navient Corp.
01/25/2022	7.250%	6,668,000	6,908,934
Navient Corp.(e)
03/15/2028	4.875%	2,147,000	2,126,615
Provident Funding Associates LP/Finance Corp.(d)
06/15/2025	6.375%	5,855,000	5,954,010
Quicken Loans LLC/Co-Issuer, Inc.(d)
03/01/2029	3.625%	3,389,000	3,394,583
03/01/2031	3.875%	4,185,000	4,241,858
SLM Corp.
10/29/2025	4.200%	1,933,000	2,050,606
Springleaf Finance Corp.
03/15/2023	5.625%	5,686,000	6,092,859
03/15/2024	6.125%	1,950,000	2,131,398
Total			34,267,960
Food and Beverage 4.3%
Aramark Services, Inc.(d)
05/01/2025	6.375%	1,156,000	1,229,366
FAGE International SA/USA Dairy Industry, Inc.(d)
08/15/2026	5.625%	8,630,000	8,896,592
Kraft Heinz Foods Co.
05/15/2027	3.875%	4,575,000	4,998,809
10/01/2049	4.875%	1,881,000	2,126,140
Kraft Heinz Foods Co. (The)
06/04/2042	5.000%	2,643,000	3,052,970
07/15/2045	5.200%	3,571,000	4,161,301
06/01/2046	4.375%	3,357,000	3,576,033
Lamb Weston Holdings, Inc.(d)
11/01/2024	4.625%	2,632,000	2,739,624
11/01/2026	4.875%	5,480,000	5,699,887
Performance Food Group, Inc.(d)
05/01/2025	6.875%	824,000	885,926
10/15/2027	5.500%	2,664,000	2,803,928
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pilgrim’s Pride Corp.(d)
03/15/2025	5.750%	2,975,000	3,040,835
09/30/2027	5.875%	2,365,000	2,518,428
Post Holdings, Inc.(d)
08/15/2026	5.000%	3,312,000	3,419,378
03/01/2027	5.750%	3,485,000	3,659,141
01/15/2028	5.625%	1,446,000	1,535,074
04/15/2030	4.625%	3,398,000	3,522,033
US Foods, Inc.(d),(e)
02/15/2029	4.750%	3,544,000	3,552,603
Total			61,418,068
Gaming 4.3%
Boyd Gaming Corp.(d)
06/01/2025	8.625%	1,140,000	1,257,836
Boyd Gaming Corp.
08/15/2026	6.000%	1,701,000	1,761,403
12/01/2027	4.750%	1,395,000	1,430,602
Caesars Resort Collection LLC/CRC Finco, Inc.(d)
10/15/2025	5.250%	2,049,000	2,038,328
CCM Merger, Inc.(d)
05/01/2026	6.375%	2,545,000	2,698,628
Colt Merger Sub, Inc.(d)
07/01/2025	5.750%	1,158,000	1,215,313
07/01/2025	6.250%	5,894,000	6,213,151
GLP Capital LP/Financing II, Inc.
11/01/2023	5.375%	7,904,000	8,657,264
International Game Technology PLC(d)
02/15/2022	6.250%	2,298,000	2,344,785
02/15/2025	6.500%	4,558,000	5,030,088
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	2,076,000	2,228,807
09/01/2026	4.500%	1,700,000	1,808,830
02/01/2027	5.750%	2,311,000	2,591,454
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(d)
06/15/2025	4.625%	1,951,000	2,072,667
Scientific Games International, Inc.(d)
10/15/2025	5.000%	6,395,000	6,587,106
05/15/2028	7.000%	1,338,000	1,422,427
11/15/2029	7.250%	3,303,000	3,559,742
Stars Group Holdings BV/Co-Borrower LLC(d)
07/15/2026	7.000%	1,705,000	1,791,912
VICI Properties LP/Note Co., Inc.(d)
12/01/2026	4.250%	2,002,000	2,073,653
02/15/2027	3.750%	1,486,000	1,513,088
Wynn Las Vegas LLC/Capital Corp.(d)
03/01/2025	5.500%	2,916,000	3,003,500
Total			61,300,584

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Semiannual Report 2021	9

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 5.3%
Acadia Healthcare Co., Inc.
02/15/2023	5.625%	1,476,000	1,480,101
03/01/2024	6.500%	454,000	462,961
Acadia Healthcare Co., Inc.(d)
07/01/2028	5.500%	670,000	714,439
04/15/2029	5.000%	912,000	959,738
Avantor Funding, Inc.(d)
07/15/2028	4.625%	3,751,000	3,937,428
Change Healthcare Holdings LLC/Finance, Inc.(d)
03/01/2025	5.750%	2,710,000	2,783,754
Charles River Laboratories International, Inc.(d)
04/01/2026	5.500%	1,382,000	1,444,436
05/01/2028	4.250%	884,000	932,725
CHS/Community Health Systems, Inc.(d)
02/15/2025	6.625%	3,274,000	3,446,428
03/15/2026	8.000%	3,103,000	3,335,725
03/15/2027	5.625%	868,000	913,562
CHS/Community Health Systems, Inc.(d),(e)
02/15/2031	4.750%	2,036,000	2,032,832
Encompass Health Corp.
02/01/2028	4.500%	2,314,000	2,422,888
HCA, Inc.
09/01/2028	5.625%	4,771,000	5,586,791
09/01/2030	3.500%	5,402,000	5,593,834
Hologic, Inc.(d)
02/01/2028	4.625%	748,000	795,199
IQVIA, Inc.(d)
05/15/2027	5.000%	2,436,000	2,567,921
RP Escrow Issuer LLC(d)
12/15/2025	5.250%	3,670,000	3,807,334
Select Medical Corp.(d)
08/15/2026	6.250%	4,485,000	4,791,875
Syneos Health, Inc.(d)
01/15/2029	3.625%	1,240,000	1,238,743
Teleflex, Inc.
06/01/2026	4.875%	1,661,000	1,718,839
11/15/2027	4.625%	2,825,000	2,992,354
Teleflex, Inc.(d)
06/01/2028	4.250%	1,089,000	1,143,881
Tenet Healthcare Corp.(d)
04/01/2025	7.500%	3,563,000	3,851,235
01/01/2026	4.875%	4,325,000	4,512,568
11/01/2027	5.125%	6,755,000	7,131,849
10/01/2028	6.125%	5,454,000	5,697,623
Total			76,297,063
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Insurance 0.9%
Centene Corp.
12/15/2029	4.625%	2,100,000	2,328,547
02/15/2030	3.375%	2,417,000	2,531,807
10/15/2030	3.000%	6,928,000	7,246,895
Total			12,107,249
Home Construction 1.3%
Meritage Homes Corp.
04/01/2022	7.000%	5,498,000	5,825,795
Shea Homes LP/Funding Corp.(d)
02/15/2028	4.750%	3,891,000	4,007,893
Taylor Morrison Communities, Inc.(d)
01/15/2028	5.750%	1,835,000	2,077,915
Taylor Morrison Communities, Inc./Holdings II(d)
04/15/2023	5.875%	376,000	400,010
03/01/2024	5.625%	3,500,000	3,784,126
TRI Pointe Group, Inc.
06/15/2028	5.700%	743,000	837,666
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	1,211,000	1,325,707
Total			18,259,112
Independent Energy 7.5%
Apache Corp.
11/15/2025	4.625%	1,871,000	1,912,135
11/15/2027	4.875%	2,500,000	2,569,314
01/15/2030	4.250%	1,717,000	1,693,763
09/01/2040	5.100%	1,111,000	1,121,139
02/01/2042	5.250%	840,000	845,811
04/15/2043	4.750%	2,547,000	2,442,534
01/15/2044	4.250%	600,000	558,460
Callon Petroleum Co.
07/01/2026	6.375%	5,887,000	3,757,452
CNX Resources Corp.(d)
03/14/2027	7.250%	3,807,000	4,081,088
01/15/2029	6.000%	955,000	986,851
Comstock Resources, Inc.
08/15/2026	9.750%	798,000	849,932
08/15/2026	9.750%	699,000	744,523
Continental Resources, Inc.(d)
01/15/2031	5.750%	1,485,000	1,607,219
CrownRock LP/Finance, Inc.(d)
10/15/2025	5.625%	4,136,000	4,115,932
Double Eagle III Midco 1 LLC/Finance Corp.(d)
12/15/2025	7.750%	4,828,000	5,053,624
Encana Corp.
08/15/2034	6.500%	149,000	181,948

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Income Opportunities Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Endeavor Energy Resources LP/Finance, Inc.(d)
01/30/2028	5.750%	5,743,000	6,087,580
EQT Corp.
10/01/2027	3.900%	4,240,000	4,401,460
01/15/2029	5.000%	2,036,000	2,212,077
EQT Corp.(g)
02/01/2030	8.750%	2,753,000	3,510,195
Hilcorp Energy I LP/Finance Co.(d)
02/01/2029	5.750%	1,822,000	1,851,836
02/01/2031	6.000%	1,940,000	1,969,199
Indigo Natural Resources LLC(d),(e)
02/01/2029	5.375%	1,468,000	1,449,055
Matador Resources Co.
09/15/2026	5.875%	7,108,000	6,789,718
MEG Energy Corp.(d),(e)
02/01/2029	5.875%	1,113,000	1,104,923
Newfield Exploration Co.
07/01/2024	5.625%	262,000	284,746
01/01/2026	5.375%	2,227,000	2,429,590
Occidental Petroleum Corp.
08/15/2024	2.900%	10,747,000	10,426,087
04/15/2026	3.400%	5,516,000	5,298,851
08/15/2026	3.200%	1,317,000	1,242,672
08/15/2029	3.500%	1,822,000	1,690,828
09/01/2030	6.625%	3,274,000	3,699,636
01/01/2031	6.125%	3,230,000	3,512,991
04/15/2046	4.400%	7,510,000	6,605,349
Ovintiv, Inc.
11/01/2031	7.200%	350,000	439,113
QEP Resources, Inc.
03/01/2026	5.625%	2,487,000	2,772,972
SM Energy Co.
09/15/2026	6.750%	4,457,000	4,021,346
01/15/2027	6.625%	2,088,000	1,879,560
WPX Energy, Inc.
01/15/2030	4.500%	1,270,000	1,352,613
Total			107,554,122
Leisure 2.3%
Carnival Corp.(d)
03/01/2026	7.625%	1,760,000	1,861,585
08/01/2027	9.875%	2,497,000	2,858,019
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
06/01/2024	5.375%	1,732,000	1,732,932
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(d)
10/01/2028	6.500%	1,318,000	1,391,316
Cinemark USA, Inc.
06/01/2023	4.875%	6,745,000	6,538,467
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cinemark USA, Inc.(d)
05/01/2025	8.750%	3,280,000	3,543,823
Live Nation Entertainment, Inc.(d)
05/15/2027	6.500%	1,405,000	1,561,176
NCL Corp Ltd.(d)
03/15/2026	5.875%	1,024,000	1,011,954
Royal Caribbean Cruises Ltd.
11/15/2022	5.250%	2,688,000	2,647,791
03/15/2028	3.700%	2,350,000	2,062,312
Royal Caribbean Cruises Ltd.(d)
06/15/2023	9.125%	3,230,000	3,483,534
Six Flags Entertainment Corp.(d)
07/31/2024	4.875%	2,176,000	2,161,370
Viking Cruises Ltd.(d)
05/15/2025	13.000%	800,000	931,589
Viking Ocean Cruises Ship VII Ltd.(d),(e)
02/15/2029	5.625%	647,000	646,143
VOC Escrow Ltd.(d)
02/15/2028	5.000%	660,000	641,884
Total			33,073,895
Lodging 0.7%
Hilton Domestic Operating Co., Inc.(d)
05/01/2025	5.375%	3,585,000	3,779,986
Hilton Domestic Operating Co., Inc.
05/01/2026	5.125%	1,518,000	1,573,515
Hilton Domestic Operating Co., Inc.(d),(e)
02/15/2032	3.625%	1,746,000	1,725,967
Marriott Ownership Resorts, Inc.
01/15/2028	4.750%	309,000	311,199
Wyndham Hotels & Resorts, Inc.(d)
08/15/2028	4.375%	2,800,000	2,831,809
Total			10,222,476
Media and Entertainment 3.6%
Clear Channel International BV(d)
08/01/2025	6.625%	3,040,000	3,201,661
Clear Channel Worldwide Holdings, Inc.(d)
08/15/2027	5.125%	4,551,000	4,647,956
Diamond Sports Group LLC/Finance Co.(d)
08/15/2026	5.375%	2,196,000	1,774,499
iHeartCommunications, Inc.
05/01/2026	6.375%	661,030	704,571
iHeartCommunications, Inc.(d)
08/15/2027	5.250%	3,616,000	3,750,968
01/15/2028	4.750%	4,435,000	4,542,179

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Semiannual Report 2021	11

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lamar Media Corp.
02/15/2028	3.750%	3,097,000	3,142,020
Lamar Media Corp.(d)
01/15/2031	3.625%	1,119,000	1,127,635
Netflix, Inc.
11/15/2028	5.875%	11,030,000	13,840,777
05/15/2029	6.375%	589,000	758,934
Netflix, Inc.(d)
11/15/2029	5.375%	1,177,000	1,464,345
06/15/2030	4.875%	1,214,000	1,475,010
Nexstar Broadcasting, Inc.(d)
11/01/2028	4.750%	1,490,000	1,533,249
Nielsen Finance LLC/Co.(d)
10/01/2028	5.625%	2,074,000	2,215,211
Outfront Media Capital LLC/Corp.(d)
08/15/2027	5.000%	2,098,000	2,162,757
01/15/2029	4.250%	1,222,000	1,212,487
03/15/2030	4.625%	3,133,000	3,134,062
Scripps Escrow II, Inc.(d)
01/15/2029	3.875%	1,058,000	1,058,505
Total			51,746,826
Metals and Mining 3.8%
Alcoa Nederland Holding BV(d)
09/30/2024	6.750%	366,000	379,692
09/30/2026	7.000%	2,229,000	2,355,398
Commercial Metals Co.(e)
02/15/2031	3.875%	416,000	425,956
Constellium NV(d)
03/01/2025	6.625%	1,375,000	1,399,578
02/15/2026	5.875%	7,886,000	8,107,918
Constellium SE(d)
06/15/2028	5.625%	1,467,000	1,569,742
Freeport-McMoRan, Inc.
11/14/2024	4.550%	4,177,000	4,584,605
09/01/2029	5.250%	2,524,000	2,818,420
03/15/2043	5.450%	8,448,000	10,572,830
Hudbay Minerals, Inc.(d)
01/15/2025	7.625%	1,348,000	1,402,906
04/01/2029	6.125%	7,705,000	8,167,300
Novelis Corp.(d)
09/30/2026	5.875%	8,886,000	9,311,557
01/30/2030	4.750%	2,639,000	2,777,803
Total			53,873,705
Midstream 6.2%
Cheniere Energy Partners LP
10/01/2026	5.625%	2,909,000	3,027,787
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cheniere Energy, Inc.(d)
10/15/2028	4.625%	3,615,000	3,766,204
DCP Midstream Operating LP
04/01/2044	5.600%	5,632,000	5,883,197
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	3,649,000	3,602,801
EQM Midstream Partners LP(d)
07/01/2025	6.000%	1,803,000	1,886,861
07/01/2027	6.500%	2,379,000	2,548,081
01/15/2029	4.500%	2,163,000	2,092,911
01/15/2031	4.750%	2,742,000	2,647,657
Genesis Energy LP/Finance Corp.
10/01/2025	6.500%	346,000	319,117
02/01/2028	7.750%	1,467,000	1,367,454
Holly Energy Partners LP/Finance Corp.(d)
02/01/2028	5.000%	4,976,000	5,005,661
NuStar Logistics LP
10/01/2025	5.750%	1,770,000	1,885,426
06/01/2026	6.000%	1,402,000	1,487,338
04/28/2027	5.625%	6,805,000	7,143,090
Rockies Express Pipeline LLC(d)
05/15/2025	3.600%	6,202,000	6,368,180
Rockpoint Gas Storage Canada Ltd.(d)
03/31/2023	7.000%	4,435,000	4,359,451
Sunoco LP/Finance Corp.
02/15/2026	5.500%	4,168,000	4,290,550
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	6,206,000	6,413,615
01/15/2028	5.000%	2,411,000	2,499,572
03/01/2030	5.500%	5,319,000	5,667,699
Targa Resources Partners LP/Finance Corp.(d)
02/01/2031	4.875%	2,599,000	2,712,587
Targa Resources Partners LP/Finance Corp.(d),(e)
01/15/2032	4.000%	1,950,000	1,930,893
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	4,225,000	4,252,845
Western Gas Partners LP
07/01/2026	4.650%	4,131,000	4,327,835
Western Midstream Operating LP
02/01/2025	3.100%	1,889,000	1,956,128
Western Midstream Operating LP(g)
02/01/2030	5.300%	1,227,000	1,350,677
Total			88,793,617
Oil Field Services 0.7%
Apergy Corp.
05/01/2026	6.375%	2,659,000	2,787,930

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Income Opportunities Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nabors Industries Ltd.(d)
01/15/2028	7.500%	1,206,000	941,249
Transocean Sentry Ltd.(d)
05/15/2023	5.375%	6,137,660	5,615,790
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	971,000	1,029,311
Total			10,374,280
Other Industry 0.2%
Booz Allen Hamilton, Inc.(d)
09/01/2028	3.875%	1,688,000	1,737,354
Hillenbrand, Inc.
06/15/2025	5.750%	723,000	778,777
Total			2,516,131
Other REIT 1.0%
Hospitality Properties Trust
03/15/2024	4.650%	1,652,000	1,639,555
Ladder Capital Finance Holdings LLLP/Corp.(d)
03/15/2022	5.250%	2,305,000	2,315,923
10/01/2025	5.250%	6,109,000	6,105,922
02/01/2027	4.250%	310,000	297,336
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(d)
10/01/2028	5.875%	3,139,000	3,314,656
Service Properties Trust
10/01/2024	4.350%	771,000	757,204
Total			14,430,596
Packaging 1.8%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(d)
04/30/2025	5.250%	2,694,000	2,838,659
08/15/2026	4.125%	2,302,000	2,378,518
08/15/2027	5.250%	1,932,000	1,999,031
08/15/2027	5.250%	785,000	803,000
Berry Global Escrow Corp.(d)
07/15/2026	4.875%	2,207,000	2,362,205
Berry Global, Inc.
07/15/2023	5.125%	688,000	702,161
BWAY Holding Co.(d)
04/15/2024	5.500%	2,796,000	2,830,821
CANPACK SA/Eastern PA Land Investment Holding LLC(d)
11/01/2025	3.125%	1,749,000	1,775,343
Owens-Brockway Glass Container, Inc.(d)
08/15/2023	5.875%	2,622,000	2,811,396
Trivium Packaging Finance BV(d)
08/15/2026	5.500%	6,695,000	7,056,010
Total			25,557,144
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 3.1%
Bausch Health Companies, Inc.(d)
03/15/2024	7.000%	5,656,000	5,782,764
04/15/2025	6.125%	2,344,000	2,401,715
12/15/2025	9.000%	2,385,000	2,617,360
04/01/2026	9.250%	6,499,000	7,215,577
01/31/2027	8.500%	3,439,000	3,802,952
01/15/2028	7.000%	606,000	654,548
01/30/2028	5.000%	1,675,000	1,725,180
02/15/2029	5.000%	1,270,000	1,300,449
02/15/2029	6.250%	3,898,000	4,182,433
02/15/2031	5.250%	1,842,000	1,896,327
Catalent Pharma Solutions, Inc.(d)
01/15/2026	4.875%	2,653,000	2,714,898
07/15/2027	5.000%	980,000	1,032,469
Emergent BioSolutions, Inc.(d)
08/15/2028	3.875%	725,000	746,050
Jaguar Holding Co. II/PPD Development LP(d)
06/15/2025	4.625%	1,497,000	1,568,613
06/15/2028	5.000%	1,376,000	1,456,386
Par Pharmaceutical, Inc.(d)
04/01/2027	7.500%	5,303,000	5,702,368
Total			44,800,089
Property & Casualty 0.7%
Alliant Holdings Intermediate LLC/Co-Issuer(d)
10/15/2027	4.250%	7,821,000	7,898,388
Lumbermens Mutual Casualty Co.(d),(h)
12/01/2097	0.000%	4,600,000	4,600
Subordinated
12/01/2037	0.000%	180,000	180
Lumbermens Mutual Casualty Co.(h)
Subordinated
07/01/2026	0.000%	9,865,000	9,865
MGIC Investment Corp.
08/15/2028	5.250%	491,000	525,009
Radian Group, Inc.
03/15/2025	6.625%	197,000	222,344
03/15/2027	4.875%	1,162,000	1,254,957
Total			9,915,343
Restaurants 1.4%
1011778 BC ULC/New Red Finance, Inc.(d)
05/15/2024	4.250%	1,991,000	2,025,803
04/15/2025	5.750%	2,674,000	2,854,680
01/15/2028	3.875%	2,764,000	2,803,354
IRB Holding Corp.(d)
06/15/2025	7.000%	6,560,000	7,119,924

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Semiannual Report 2021	13

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(d)
06/01/2026	5.250%	2,000,000	2,075,375
Yum! Brands, Inc.(d)
04/01/2025	7.750%	519,000	569,750
Yum! Brands, Inc.
03/15/2031	3.625%	2,984,000	2,915,743
Total			20,364,629
Retailers 1.2%
Burlington Coat Factory Warehouse Corp.(d)
04/15/2025	6.250%	555,000	593,596
L Brands, Inc.(d)
07/01/2025	6.875%	1,832,000	1,996,370
07/01/2025	9.375%	742,000	916,317
10/01/2030	6.625%	1,076,000	1,204,684
L Brands, Inc.
02/01/2028	5.250%	1,286,000	1,358,133
06/15/2029	7.500%	860,000	972,997
11/01/2035	6.875%	2,618,000	3,035,698
Michaels Stores, Inc.(d)
07/15/2027	8.000%	627,000	671,706
Penske Automotive Group, Inc.
09/01/2025	3.500%	916,000	936,421
PetSmart, Inc.(d)
06/01/2025	5.875%	4,196,000	4,315,059
PetSmart, Inc./Finance Corp.(d),(e)
02/15/2028	4.750%	1,292,000	1,292,000
Total			17,292,981
Supermarkets 0.7%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC
03/15/2025	5.750%	312,000	322,372
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(d)
03/15/2026	7.500%	1,483,000	1,637,678
02/15/2028	5.875%	655,000	703,188
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(d)
03/15/2026	3.250%	2,409,000	2,426,744
01/15/2027	4.625%	3,087,000	3,235,665
SEG Holding LLC/Finance Corp.(d)
10/15/2028	5.625%	838,000	892,874
Total			9,218,521
Technology 4.6%
Black Knight InfoServ LLC(d)
09/01/2028	3.625%	4,258,000	4,309,357
Boxer Parent Co., Inc.(d)
10/02/2025	7.125%	1,027,000	1,110,791
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BY Crown Parent LLC/Bond Finance, Inc.(d)
01/31/2026	4.250%	945,000	970,726
Camelot Finance SA(d)
11/01/2026	4.500%	1,779,000	1,851,182
CDK Global, Inc.
06/01/2027	4.875%	1,771,000	1,863,800
CommScope Technologies LLC(d)
06/15/2025	6.000%	2,826,000	2,885,817
Gartner, Inc.(d)
07/01/2028	4.500%	3,104,000	3,275,227
10/01/2030	3.750%	2,970,000	3,051,517
Logan Merger Sub, Inc.(d)
09/01/2027	5.500%	5,227,000	5,467,484
Microchip Technology, Inc.(d)
09/01/2025	4.250%	2,959,000	3,089,346
MSCI, Inc.(d)
08/01/2026	4.750%	2,724,000	2,818,865
NCR Corp.(d)
04/15/2025	8.125%	2,214,000	2,424,126
10/01/2028	5.000%	4,057,000	4,169,638
Plantronics, Inc.(d)
05/31/2023	5.500%	9,982,000	10,001,830
PTC, Inc.(d)
02/15/2025	3.625%	631,000	648,044
02/15/2028	4.000%	911,000	948,733
QualityTech LP/QTS Finance Corp.(d)
10/01/2028	3.875%	4,886,000	4,984,697
Sabre GLBL, Inc.(d)
04/15/2025	9.250%	797,000	945,663
09/01/2025	7.375%	1,478,000	1,591,795
Shift4 Payments LLC/Finance Sub, Inc.(d)
11/01/2026	4.625%	2,899,000	3,014,975
Switch Ltd.(d)
09/15/2028	3.750%	1,017,000	1,040,087
Tempo Acquisition LLC/Finance Corp.(d)
06/01/2025	5.750%	1,675,000	1,786,905
ZoomInfo Technologies LLC/Finance Corp.(d),(e)
02/01/2029	3.875%	3,472,000	3,506,973
Total			65,757,578
Wireless 4.6%
Altice France SA(d)
02/01/2027	8.125%	3,063,000	3,377,311
01/15/2028	5.500%	2,010,000	2,095,479
SBA Communications Corp.
09/01/2024	4.875%	12,540,000	12,872,743
02/15/2027	3.875%	3,615,000	3,774,181

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Income Opportunities Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SBA Communications Corp.(d)
02/01/2029	3.125%	4,381,000	4,376,545
Sprint Capital Corp.
11/15/2028	6.875%	6,965,000	8,945,810
Sprint Corp.
03/01/2026	7.625%	4,147,000	5,110,037
T-Mobile USA, Inc.
02/01/2026	4.500%	2,022,000	2,068,159
02/15/2026	2.250%	960,000	970,164
04/15/2027	5.375%	2,000,000	2,132,096
02/01/2028	4.750%	9,528,000	10,174,073
02/15/2029	2.625%	3,927,000	3,940,343
02/15/2031	2.875%	2,182,000	2,199,393
Vmed O2 UK Financing I PLC(d)
01/31/2031	4.250%	3,244,000	3,235,970
Total			65,272,304
Wirelines 2.5%
Cablevision Lightpath LLC(d)
09/15/2027	3.875%	1,151,000	1,156,703
09/15/2028	5.625%	1,083,000	1,110,080
CenturyLink, Inc.
06/15/2021	6.450%	1,784,000	1,816,019
12/01/2023	6.750%	4,247,000	4,711,767
04/01/2024	7.500%	10,039,000	11,310,012
CenturyLink, Inc.(d)
12/15/2026	5.125%	3,498,000	3,716,048
02/15/2027	4.000%	1,365,000	1,411,555
Front Range BidCo, Inc.(d)
03/01/2027	4.000%	7,044,000	7,061,738
Level 3 Financing, Inc.(d)
07/15/2029	3.750%	2,197,000	2,212,098
Telecom Italia Capital SA
09/30/2034	6.000%	1,183,000	1,417,478
Total			35,923,498
Total Corporate Bonds & Notes (Cost $1,272,158,314)			1,347,417,004

Exchange-Traded Fixed Income Funds 1.1%
	Shares	Value ($)
High Yield 1.1%
iShares iBoxx $ High Yield Corporate Bond ETF	178,000	15,480,660
Total Exchange-Traded Fixed Income Funds (Cost $14,967,430)		15,480,660
Foreign Government Obligations(i) 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.2%
NOVA Chemicals Corp.(d)
06/01/2027	5.250%	3,386,000	3,496,326
Total Foreign Government Obligations (Cost $2,997,095)			3,496,326

Senior Loans 2.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.3%
8th Avenue Food & Provisions, Inc.(j),(k)
1st Lien Term Loan
1-month USD LIBOR + 3.500% 10/01/2026	3.630%	4,741,787	4,742,782
Food and Beverage 0.3%
BellRing Brands LLC(j),(k)
Tranche B Term Loan
1-month USD LIBOR + 5.000% Floor 1.000% 10/21/2024	6.000%	3,430,027	3,457,467
Froneri International Ltd.(j),(k)
2nd Lien Term Loan
1-month USD LIBOR + 5.750% 01/31/2028	5.871%	491,000	497,138
Total			3,954,605
Health Care 0.4%
Surgery Center Holdings, Inc.(j),(k),(l)
Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 09/03/2024	4.250%	5,451,912	5,411,023
Pharmaceuticals 0.1%
Endo Finance Co. I SARL(j),(k)
Term Loan
3-month USD LIBOR + 4.250% Floor 0.750% 04/29/2024	5.000%	851,654	844,202
Restaurants 0.3%
IRB Holding Corp./Arby’s/Buffalo Wild Wings(j),(k)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2025	3.750%	3,699,429	3,692,252

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Semiannual Report 2021	15

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Technology 0.6%
Ascend Learning LLC(j),(k)
Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	4.000%	2,743,292	2,739,862
Project Alpha Intermediate Holding, Inc.(j),(k)
Term Loan
3-month USD LIBOR + 4.250% 04/26/2024	4.480%	2,053,610	2,062,605
UKG, Inc.(j),(k)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	3.871%	1,528,650	1,531,524
1-month USD LIBOR + 3.250% Floor 0.750% 05/04/2026	4.000%	2,973,547	2,984,163
Total			9,318,154
Total Senior Loans (Cost $27,731,165)			27,963,018
Money Market Funds 2.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.104%(m),(n)	41,705,621	41,701,450
Total Money Market Funds (Cost $41,701,450)		41,701,450
Total Investments in Securities (Cost: $1,364,174,164)		1,437,598,633
Other Assets & Liabilities, Net		(5,541,837)
Net Assets		1,432,056,796

Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At January 31, 2021, the total value of these securities amounted to $61, which represents less than 0.01% of total net assets.
(b)	Non-income producing investment.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At January 31, 2021, the total value of these securities amounted to $879,062,120, which represents 61.38% of total net assets.
(e)	Represents a security purchased on a when-issued basis.
(f)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(g)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of January 31, 2021.
(h)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At January 31, 2021, the total value of these securities amounted to $14,645, which represents less than 0.01% of total net assets.
(i)	Principal and interest may not be guaranteed by a governmental entity.
(j)	The stated interest rate represents the weighted average interest rate at January 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(k)	Variable rate security. The interest rate shown was the current rate as of January 31, 2021.
(l)	Represents a security purchased on a forward commitment basis.
(m)	The rate shown is the seven-day current annualized yield at January 31, 2021.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Income Opportunities Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Notes to Portfolio of Investments  (continued)
(n)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended January 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.104%
	40,340,970	284,741,214	(283,380,734)	—	41,701,450	(7,127)	32,789	41,705,621
Abbreviation Legend
LIBOR	London Interbank Offered Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Semiannual Report 2021	17

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	2,566	—	61	2,627
Consumer Discretionary	125,282	—	—	125,282
Industrials	6,075	—	—	6,075
Utilities	—	—	0*	0*
Total Common Stocks	133,923	—	61	133,984
Convertible Bonds	—	1,406,191	—	1,406,191
Corporate Bonds & Notes	—	1,347,417,004	—	1,347,417,004
Exchange-Traded Fixed Income Funds	15,480,660	—	—	15,480,660
Foreign Government Obligations	—	3,496,326	—	3,496,326
Senior Loans	—	27,963,018	—	27,963,018
Money Market Funds	41,701,450	—	—	41,701,450
Total Investments in Securities	57,316,033	1,380,282,539	61	1,437,598,633

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Income Opportunities Fund | Semiannual Report 2021

Statement of Assets and Liabilities
January 31, 2021 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,322,472,714)	$1,395,897,183
Affiliated issuers (cost $41,701,450)	41,701,450
Receivable for:
Investments sold	2,756,123
Investments sold on a delayed delivery basis	1,547,388
Capital shares sold	6,516,301
Dividends	3,756
Interest	19,261,664
Foreign tax reclaims	8,898
Expense reimbursement due from Investment Manager	5,758
Prepaid expenses	24,604
Other assets	2,421
Total assets	1,467,725,546
Liabilities
Due to custodian	125,536
Payable for:
Investments purchased	1,350,071
Investments purchased on a delayed delivery basis	25,717,671
Capital shares purchased	2,029,499
Distributions to shareholders	5,891,348
Management services fees	24,761
Distribution and/or service fees	2,512
Transfer agent fees	208,695
Compensation of board members	248,962
Compensation of chief compliance officer	167
Other expenses	69,528
Total liabilities	35,668,750
Net assets applicable to outstanding capital stock	$1,432,056,796
Represented by
Paid in capital	1,378,932,738
Total distributable earnings (loss)	53,124,058
Total - representing net assets applicable to outstanding capital stock	$1,432,056,796
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Semiannual Report 2021	19

Statement of Assets and Liabilities  (continued)
January 31, 2021 (Unaudited)
Class A
Net assets	$303,612,004
Shares outstanding	30,689,715
Net asset value per share	$9.89
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.38
Advisor Class
Net assets	$28,101,797
Shares outstanding	2,831,129
Net asset value per share	$9.93
Class C
Net assets	$15,540,113
Shares outstanding	1,572,391
Net asset value per share	$9.88
Institutional Class
Net assets	$776,673,970
Shares outstanding	78,354,515
Net asset value per share	$9.91
Institutional 2 Class
Net assets	$109,349,514
Shares outstanding	11,021,980
Net asset value per share	$9.92
Institutional 3 Class
Net assets	$198,305,163
Shares outstanding	20,015,943
Net asset value per share	$9.91
Class R
Net assets	$474,235
Shares outstanding	47,943
Net asset value per share	$9.89
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Income Opportunities Fund | Semiannual Report 2021

Statement of Operations
Six Months Ended January 31, 2021 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$188,966
Dividends — affiliated issuers	32,789
Interest	40,331,143
Interfund lending	126
Total income	40,553,024
Expenses:
Management services fees	4,832,938
Distribution and/or service fees
Class A	378,048
Class C	121,084
Class R	1,166
Transfer agent fees
Class A	351,712
Advisor Class	23,542
Class C	28,072
Institutional Class	855,736
Institutional 2 Class	30,886
Institutional 3 Class	12,213
Class R	542
Compensation of board members	60,486
Custodian fees	9,478
Printing and postage fees	133,857
Registration fees	104,332
Audit fees	19,750
Legal fees	8,095
Compensation of chief compliance officer	167
Other	94,837
Total expenses	7,066,941
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(854,519)
Expense reduction	(360)
Total net expenses	6,212,062
Net investment income	34,340,962
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	25,668,673
Investments — affiliated issuers	(7,127)
Net realized gain	25,661,546
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	12,180,324
Net change in unrealized appreciation (depreciation)	12,180,324
Net realized and unrealized gain	37,841,870
Net increase in net assets resulting from operations	$72,182,832
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Semiannual Report 2021	21

Statement of Changes in Net Assets
	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020
Operations
Net investment income	$34,340,962	$62,321,209
Net realized gain (loss)	25,661,546	(567,148)
Net change in unrealized appreciation (depreciation)	12,180,324	36,245,996
Net increase in net assets resulting from operations	72,182,832	98,000,057
Distributions to shareholders
Net investment income and net realized gains
Class A	(6,703,829)	(15,044,784)
Advisor Class	(489,171)	(594,869)
Class C	(438,001)	(1,127,815)
Institutional Class	(17,305,756)	(19,463,503)
Institutional 2 Class	(2,541,481)	(4,451,112)
Institutional 3 Class	(8,168,171)	(19,558,890)
Class R	(9,759)	(31,903)
Total distributions to shareholders	(35,656,168)	(60,272,876)
Increase (decrease) in net assets from capital stock activity	(168,123,459)	265,674,496
Total increase (decrease) in net assets	(131,596,795)	303,401,677
Net assets at beginning of period	1,563,653,591	1,260,251,914
Net assets at end of period	$1,432,056,796	$1,563,653,591
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Income Opportunities Fund | Semiannual Report 2021

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	January 31, 2021 (Unaudited)		July 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,323,272	22,688,803	5,103,651	49,679,411
Distributions reinvested	620,529	6,038,432	1,421,336	13,711,010
Redemptions	(4,722,655)	(45,870,841)	(11,858,541)	(113,329,603)
Net decrease	(1,778,854)	(17,143,606)	(5,333,554)	(49,939,182)
Advisor Class
Subscriptions	1,858,713	18,010,664	409,380	4,035,748
Distributions reinvested	49,508	485,726	60,423	585,156
Redemptions	(243,266)	(2,374,513)	(841,950)	(8,106,913)
Net increase (decrease)	1,664,955	16,121,877	(372,147)	(3,486,009)
Class C
Subscriptions	45,944	448,242	262,019	2,542,578
Distributions reinvested	44,378	431,333	113,138	1,091,472
Redemptions	(1,256,869)	(12,365,189)	(1,373,697)	(13,200,473)
Net decrease	(1,166,547)	(11,485,614)	(998,540)	(9,566,423)
Institutional Class
Subscriptions	11,343,704	110,373,913	51,867,423	433,551,130
Distributions reinvested	1,700,417	16,591,823	1,843,427	17,553,270
Redemptions	(7,202,568)	(70,198,214)	(13,854,497)	(131,601,835)
Net increase	5,841,553	56,767,522	39,856,353	319,502,565
Institutional 2 Class
Subscriptions	2,270,274	22,125,421	6,639,187	63,134,322
Distributions reinvested	260,198	2,540,607	461,299	4,439,563
Redemptions	(2,735,548)	(26,588,123)	(4,033,891)	(38,211,425)
Net increase (decrease)	(205,076)	(1,922,095)	3,066,595	29,362,460
Institutional 3 Class
Subscriptions	1,806,419	17,549,765	5,836,205	55,498,572
Distributions reinvested	472,563	4,577,785	1,266,320	12,209,013
Redemptions	(23,546,398)	(232,566,845)	(9,334,298)	(87,511,706)
Net decrease	(21,267,416)	(210,439,295)	(2,231,773)	(19,804,121)
Class R
Subscriptions	16,640	160,902	41,006	392,072
Distributions reinvested	950	9,240	2,932	28,460
Redemptions	(19,870)	(192,390)	(89,862)	(815,326)
Net decrease	(2,280)	(22,248)	(45,924)	(394,794)
Total net increase (decrease)	(16,913,665)	(168,123,459)	33,941,010	265,674,496
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Semiannual Report 2021	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 1/31/2021 (Unaudited)	$9.67	0.21	0.22	0.43	(0.21)	—	(0.21)
Year Ended 7/31/2020	$9.87	0.43	(0.21)(e)	0.22	(0.42)	—	(0.42)
Year Ended 7/31/2019	$9.61	0.45	0.26	0.71	(0.45)	—	(0.45)
Year Ended 7/31/2018	$10.06	0.44	(0.45)	(0.01)	(0.44)	—	(0.44)
Year Ended 7/31/2017	$9.70	0.44	0.35	0.79	(0.43)	—	(0.43)
Year Ended 7/31/2016	$9.92	0.44	(0.14)	0.30	(0.45)	(0.07)	(0.52)
Advisor Class
Six Months Ended 1/31/2021 (Unaudited)	$9.70	0.22	0.24	0.46	(0.23)	—	(0.23)
Year Ended 7/31/2020	$9.91	0.46	(0.23)(e)	0.23	(0.44)	—	(0.44)
Year Ended 7/31/2019	$9.64	0.48	0.27	0.75	(0.48)	—	(0.48)
Year Ended 7/31/2018	$10.09	0.46	(0.45)	0.01	(0.46)	—	(0.46)
Year Ended 7/31/2017	$9.73	0.47	0.35	0.82	(0.46)	—	(0.46)
Year Ended 7/31/2016	$9.95	0.46	(0.13)	0.33	(0.48)	(0.07)	(0.55)
Class C
Six Months Ended 1/31/2021 (Unaudited)	$9.66	0.17	0.23	0.40	(0.18)	—	(0.18)
Year Ended 7/31/2020	$9.86	0.36	(0.21)(e)	0.15	(0.35)	—	(0.35)
Year Ended 7/31/2019	$9.60	0.38	0.26	0.64	(0.38)	—	(0.38)
Year Ended 7/31/2018	$10.05	0.36	(0.45)	(0.09)	(0.36)	—	(0.36)
Year Ended 7/31/2017	$9.69	0.37	0.35	0.72	(0.36)	—	(0.36)
Year Ended 7/31/2016	$9.91	0.37	(0.14)	0.23	(0.38)	(0.07)	(0.45)
Institutional Class
Six Months Ended 1/31/2021 (Unaudited)	$9.69	0.22	0.23	0.45	(0.23)	—	(0.23)
Year Ended 7/31/2020	$9.89	0.45	(0.21)(e)	0.24	(0.44)	—	(0.44)
Year Ended 7/31/2019	$9.63	0.48	0.26	0.74	(0.48)	—	(0.48)
Year Ended 7/31/2018	$10.08	0.46	(0.45)	0.01	(0.46)	—	(0.46)
Year Ended 7/31/2017	$9.72	0.47	0.35	0.82	(0.46)	—	(0.46)
Year Ended 7/31/2016	$9.94	0.46	(0.13)	0.33	(0.48)	(0.07)	(0.55)
Institutional 2 Class
Six Months Ended 1/31/2021 (Unaudited)	$9.70	0.22	0.23	0.45	(0.23)	—	(0.23)
Year Ended 7/31/2020	$9.90	0.46	(0.21)(e)	0.25	(0.45)	—	(0.45)
Year Ended 7/31/2019	$9.63	0.48	0.27	0.75	(0.48)	—	(0.48)
Year Ended 7/31/2018	$10.08	0.47	(0.45)	0.02	(0.47)	—	(0.47)
Year Ended 7/31/2017	$9.72	0.48	0.35	0.83	(0.47)	—	(0.47)
Year Ended 7/31/2016	$9.95	0.47	(0.14)	0.33	(0.49)	(0.07)	(0.56)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Income Opportunities Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 1/31/2021 (Unaudited)	$9.89	4.55%	1.16%(c)	1.03%(c),(d)	4.25%(c)	30%	$303,612
Year Ended 7/31/2020	$9.67	2.32%	1.09%	1.04%(d)	4.45%	56%	$314,014
Year Ended 7/31/2019	$9.87	7.62%	1.04%	1.04%	4.69%	43%	$373,159
Year Ended 7/31/2018	$9.61	(0.12%)	1.04%	1.03%(d)	4.45%	46%	$421,366
Year Ended 7/31/2017	$10.06	8.37%	1.10%(f)	1.06%(d),(f)	4.45%	53%	$503,167
Year Ended 7/31/2016	$9.70	3.29%	1.13%	1.07%(d)	4.63%	53%	$1,520,106
Advisor Class
Six Months Ended 1/31/2021 (Unaudited)	$9.93	4.78%	0.92%(c)	0.77%(c),(d)	4.51%(c)	30%	$28,102
Year Ended 7/31/2020	$9.70	2.48%	0.84%	0.79%(d)	4.70%	56%	$11,317
Year Ended 7/31/2019	$9.91	7.99%	0.79%	0.79%	4.93%	43%	$15,240
Year Ended 7/31/2018	$9.64	0.15%	0.79%	0.79%(d)	4.73%	46%	$15,072
Year Ended 7/31/2017	$10.09	8.63%	0.83%(f)	0.81%(d),(f)	4.71%	53%	$11,488
Year Ended 7/31/2016	$9.73	3.55%	0.89%	0.82%(d)	4.94%	53%	$9,824
Class C
Six Months Ended 1/31/2021 (Unaudited)	$9.88	4.16%	1.90%(c)	1.78%(c),(d)	3.47%(c)	30%	$15,540
Year Ended 7/31/2020	$9.66	1.55%	1.84%	1.79%(d)	3.70%	56%	$26,465
Year Ended 7/31/2019	$9.86	6.82%	1.79%	1.79%	3.95%	43%	$36,860
Year Ended 7/31/2018	$9.60	(0.87%)	1.78%	1.78%(d)	3.69%	46%	$53,674
Year Ended 7/31/2017	$10.05	7.58%	1.83%(f)	1.81%(d),(f)	3.71%	53%	$88,881
Year Ended 7/31/2016	$9.69	2.51%	1.88%	1.82%(d)	3.89%	53%	$98,405
Institutional Class
Six Months Ended 1/31/2021 (Unaudited)	$9.91	4.68%	0.91%(c)	0.78%(c),(d)	4.50%(c)	30%	$776,674
Year Ended 7/31/2020	$9.69	2.58%	0.87%	0.78%(d)	4.76%	56%	$702,635
Year Ended 7/31/2019	$9.89	7.89%	0.79%	0.79%	4.94%	43%	$323,071
Year Ended 7/31/2018	$9.63	0.14%	0.78%	0.78%(d)	4.65%	46%	$340,274
Year Ended 7/31/2017	$10.08	8.65%	0.84%	0.82%(d)	4.77%	53%	$773,284
Year Ended 7/31/2016	$9.72	3.55%	0.88%	0.82%(d)	4.88%	53%	$670,496
Institutional 2 Class
Six Months Ended 1/31/2021 (Unaudited)	$9.92	4.73%	0.74%(c)	0.68%(c)	4.60%(c)	30%	$109,350
Year Ended 7/31/2020	$9.70	2.65%	0.73%	0.71%	4.79%	56%	$108,883
Year Ended 7/31/2019	$9.90	8.08%	0.72%	0.72%	5.01%	43%	$80,781
Year Ended 7/31/2018	$9.63	0.21%	0.72%	0.71%	4.77%	46%	$76,460
Year Ended 7/31/2017	$10.08	8.76%	0.70%	0.70%	4.82%	53%	$99,507
Year Ended 7/31/2016	$9.72	3.57%	0.70%	0.70%	4.99%	53%	$75,552
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Semiannual Report 2021	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 1/31/2021 (Unaudited)	$9.69	0.23	0.22	0.45	(0.23)	—	(0.23)
Year Ended 7/31/2020	$9.89	0.47	(0.21)(e)	0.26	(0.46)	—	(0.46)
Year Ended 7/31/2019	$9.62	0.49	0.27	0.76	(0.49)	—	(0.49)
Year Ended 7/31/2018	$10.07	0.47	(0.45)	0.02	(0.47)	—	(0.47)
Year Ended 7/31/2017	$9.71	0.48	0.36	0.84	(0.48)	—	(0.48)
Year Ended 7/31/2016	$9.93	0.47	(0.13)	0.34	(0.49)	(0.07)	(0.56)
Class R
Six Months Ended 1/31/2021 (Unaudited)	$9.67	0.19	0.23	0.42	(0.20)	—	(0.20)
Year Ended 7/31/2020	$9.87	0.41	(0.22)(e)	0.19	(0.39)	—	(0.39)
Year Ended 7/31/2019	$9.61	0.43	0.26	0.69	(0.43)	—	(0.43)
Year Ended 7/31/2018	$10.06	0.41	(0.45)	(0.04)	(0.41)	—	(0.41)
Year Ended 7/31/2017	$9.70	0.42	0.35	0.77	(0.41)	—	(0.41)
Year Ended 7/31/2016	$9.92	0.41	(0.13)	0.28	(0.43)	(0.07)	(0.50)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Class R
07/31/2017	0.01%	0.01%	0.01%	0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Income Opportunities Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 1/31/2021 (Unaudited)	$9.91	4.75%	0.68%(c)	0.64%(c)	4.64%(c)	30%	$198,305
Year Ended 7/31/2020	$9.69	2.70%	0.68%	0.66%	4.83%	56%	$399,854
Year Ended 7/31/2019	$9.89	8.13%	0.67%	0.67%	5.06%	43%	$430,191
Year Ended 7/31/2018	$9.62	0.26%	0.67%	0.66%	4.84%	46%	$507,399
Year Ended 7/31/2017	$10.07	8.82%	0.65%	0.65%	4.82%	53%	$348,644
Year Ended 7/31/2016	$9.71	3.72%	0.65%	0.65%	4.98%	53%	$1,972
Class R
Six Months Ended 1/31/2021 (Unaudited)	$9.89	4.42%	1.41%(c)	1.28%(c),(d)	4.00%(c)	30%	$474
Year Ended 7/31/2020	$9.67	2.06%	1.32%	1.29%(d)	4.16%	56%	$486
Year Ended 7/31/2019	$9.87	7.35%	1.29%	1.29%	4.44%	43%	$949
Year Ended 7/31/2018	$9.61	(0.37%)	1.28%	1.28%(d)	4.15%	46%	$827
Year Ended 7/31/2017	$10.06	8.11%	1.33%(f)	1.31%(d),(f)	4.22%	53%	$1,598
Year Ended 7/31/2016	$9.70	3.03%	1.38%	1.32%(d)	4.39%	53%	$1,430
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Semiannual Report 2021	27

Notes to Financial Statements
January 31, 2021 (Unaudited)
Note 1. Organization
Columbia Income Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
28	Columbia Income Opportunities Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Columbia Income Opportunities Fund | Semiannual Report 2021	29

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
30	Columbia Income Opportunities Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended January 31, 2021 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the six months ended January 31, 2021, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $128,768,228, respectively. The sale transactions resulted in a net realized gain of $6,540,783.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Income Opportunities Fund | Semiannual Report 2021	31

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended January 31, 2021, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.23
Advisor Class	0.23
Class C	0.23
Institutional Class	0.23
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.23
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $360.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $970,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended January 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	31,130
Class C	—	1.00(b)	127

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
32	Columbia Income Opportunities Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2020 through November 30, 2021	Prior to December 1, 2020
Class A	1.00%	1.03%
Advisor Class	0.75	0.78
Class C	1.75	1.78
Institutional Class	0.75	0.78
Institutional 2 Class	0.61	0.71
Institutional 3 Class	0.56	0.66
Class R	1.25	1.28
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At January 31, 2021, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,364,174,000	84,129,000	(10,704,000)	73,425,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(34,568,752)	(12,044,547)	(46,613,299)
Columbia Income Opportunities Fund | Semiannual Report 2021	33

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $440,518,850 and $595,970,792, respectively, for the six months ended January 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended January 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	957,143	0.65	7
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at January 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank,
34	Columbia Income Opportunities Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended January 31, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
Columbia Income Opportunities Fund | Semiannual Report 2021	35

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At January 31, 2021, two unaffiliated shareholders of record owned 23.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 58.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
36	Columbia Income Opportunities Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Income Opportunities Fund | Semiannual Report 2021	37

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	39,328,043,938	454,200,292	0
Kathleen Blatz	39,337,937,974	444,306,256	0
Pamela G. Carlton	39,344,288,391	437,955,839	0
Janet Langford Carrig	39,329,254,400	452,989,830	0
J. Kevin Connaughton	39,252,004,295	530,239,934	0
Olive M. Darragh	39,268,887,557	513,356,673	0
Patricia M. Flynn	39,330,975,954	451,268,276	0
Brian J. Gallagher	39,331,403,614	450,840,615	0
Douglas A. Hacker	39,242,844,166	539,400,064	0
Nancy T. Lukitsh	39,349,165,585	433,078,645	0
David M. Moffett	39,309,904,442	472,339,788	0
Catherine James Paglia	39,328,739,370	453,504,860	0
Anthony M. Santomero	39,306,518,896	475,725,334	0
Minor M. Shaw	39,303,595,918	478,648,312	0
Natalie A. Trunow	39,352,416,062	429,828,167	0
Sandra Yeager	39,356,131,780	426,112,449	0
Christopher O. Petersen	39,337,621,211	444,623,019	0
38	Columbia Income Opportunities Fund | Semiannual Report 2021

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Columbia Income Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR164_07_L01_(03/21)

SemiAnnual Report
January 31, 2021
Columbia Disciplined Core Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Disciplined Core Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Disciplined Core Fund  |  Semiannual Report 2021

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2019
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended January 31, 2021)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/24/03	12.68	14.57	14.28	12.87
	Including sales charges		6.18	7.94	12.93	12.20
Advisor Class*		03/19/13	12.77	14.83	14.59	13.10
Class C	Excluding sales charges	04/24/03	12.25	13.70	13.42	12.04
	Including sales charges		11.25	12.70	13.42	12.04
Institutional Class		09/27/10	12.75	14.82	14.58	13.16
Institutional 2 Class		12/11/06	12.83	14.91	14.61	13.27
Institutional 3 Class*		06/01/15	12.90	14.97	14.68	13.10
Class R		12/11/06	12.44	14.24	13.99	12.59
S&P 500 Index			14.47	17.25	16.16	13.50
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Disciplined Core Fund | Semiannual Report 2021	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at January 31, 2021)
Common Stocks	99.2
Money Market Funds	0.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at January 31, 2021)
Communication Services	10.3
Consumer Discretionary	12.6
Consumer Staples	6.6
Energy	2.2
Financials	10.2
Health Care	14.1
Industrials	8.6
Information Technology	27.7
Materials	2.8
Real Estate	2.1
Utilities	2.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Disciplined Core Fund | Semiannual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2020 — January 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,126.80	1,020.04	5.20	4.94	0.98
Advisor Class	1,000.00	1,000.00	1,127.70	1,021.29	3.87	3.68	0.73
Class C	1,000.00	1,000.00	1,122.50	1,016.36	9.10	8.65	1.72
Institutional Class	1,000.00	1,000.00	1,127.50	1,021.34	3.82	3.63	0.72
Institutional 2 Class	1,000.00	1,000.00	1,128.30	1,021.44	3.71	3.53	0.70
Institutional 3 Class	1,000.00	1,000.00	1,129.00	1,021.74	3.40	3.23	0.64
Class R	1,000.00	1,000.00	1,124.40	1,018.85	6.46	6.14	1.22
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Disciplined Core Fund | Semiannual Report 2021	5

Portfolio of Investments
January 31, 2021 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.2%
Issuer	Shares	Value ($)
Communication Services 10.2%
Diversified Telecommunication Services 0.8%
Verizon Communications, Inc.	616,730	33,765,968
Entertainment 2.2%
Activision Blizzard, Inc.	271,200	24,679,200
Electronic Arts, Inc.	485,400	69,509,280
Total		94,188,480
Interactive Media & Services 6.9%
Alphabet, Inc., Class A(a)	107,300	196,075,728
Facebook, Inc., Class A(a)	380,800	98,372,064
Total		294,447,792
Media 0.3%
Interpublic Group of Companies, Inc. (The)	591,600	14,239,812
Total Communication Services		436,642,052
Consumer Discretionary 12.5%
Automobiles 0.7%
Tesla Motors, Inc.(a)	40,300	31,979,259
Hotels, Restaurants & Leisure 1.1%
Darden Restaurants, Inc.	135,100	15,791,839
Domino’s Pizza, Inc.	3,900	1,445,964
Hilton Worldwide Holdings, Inc.	275,400	27,922,806
Total		45,160,609
Household Durables 1.7%
Lennar Corp., Class A	223,200	18,559,080
Newell Brands, Inc.	258,300	6,204,366
PulteGroup, Inc.	1,076,800	46,840,800
Total		71,604,246
Internet & Direct Marketing Retail 3.8%
Amazon.com, Inc.(a)	41,600	133,377,920
Etsy, Inc.(a)	146,200	29,106,958
Total		162,484,878
Multiline Retail 1.7%
Target Corp.	390,900	70,819,353
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 3.3%
Best Buy Co., Inc.	525,700	57,206,674
Home Depot, Inc. (The)	67,500	18,280,350
Lowe’s Companies, Inc.	391,000	65,238,350
Total		140,725,374
Textiles, Apparel & Luxury Goods 0.2%
Hanesbrands, Inc.	589,300	9,010,397
Total Consumer Discretionary		531,784,116
Consumer Staples 6.5%
Food & Staples Retailing 1.8%
Kroger Co. (The)	2,015,100	69,520,950
Walmart, Inc.	43,900	6,167,511
Total		75,688,461
Food Products 0.6%
General Mills, Inc.	326,200	18,952,220
Kraft Heinz Co. (The)	164,300	5,505,693
Total		24,457,913
Household Products 1.5%
Kimberly-Clark Corp.	248,950	32,886,295
Procter & Gamble Co. (The)	259,600	33,283,316
Total		66,169,611
Tobacco 2.6%
Altria Group, Inc.	1,881,500	77,292,020
Philip Morris International, Inc.	416,700	33,190,155
Total		110,482,175
Total Consumer Staples		276,798,160
Energy 2.2%
Oil, Gas & Consumable Fuels 2.2%
Chevron Corp.	26,500	2,257,800
ConocoPhillips Co.	672,560	26,922,577
EOG Resources, Inc.	266,500	13,580,840
HollyFrontier Corp.	1,455,900	41,434,914
Valero Energy Corp.	144,750	8,168,242
Total		92,364,373
Total Energy		92,364,373
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Disciplined Core Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 10.1%
Banks 3.8%
Citigroup, Inc.	1,333,800	77,347,062
Citizens Financial Group, Inc.	1,840,200	67,056,888
JPMorgan Chase & Co.	52,400	6,742,308
Regions Financial Corp.	605,800	10,304,658
Total		161,450,916
Capital Markets 4.4%
BlackRock, Inc.	118,600	83,169,436
Morgan Stanley	557,800	37,400,490
S&P Global, Inc.	126,500	40,100,500
State Street Corp.	305,800	21,406,000
T. Rowe Price Group, Inc.	41,200	6,446,976
Total		188,523,402
Insurance 1.9%
Allstate Corp. (The)	718,400	76,998,112
MetLife, Inc.	97,600	4,699,440
Total		81,697,552
Total Financials		431,671,870
Health Care 13.9%
Biotechnology 2.0%
AbbVie, Inc.	326,680	33,478,167
Alexion Pharmaceuticals, Inc.(a)	108,980	16,709,903
BioMarin Pharmaceutical, Inc.(a)	160,100	13,253,078
Vertex Pharmaceuticals, Inc.(a)	96,670	22,145,164
Total		85,586,312
Health Care Equipment & Supplies 3.7%
Abbott Laboratories	838,200	103,593,138
Dentsply Sirona, Inc.	465,070	24,876,594
Hologic, Inc.(a)	257,500	20,530,475
Medtronic PLC	57,500	6,401,475
Total		155,401,682
Health Care Providers & Services 2.9%
Cardinal Health, Inc.	231,700	12,449,241
DaVita, Inc.(a)	52,900	6,208,873
HCA Healthcare, Inc.	504,400	81,954,912
Humana, Inc.	63,200	24,212,552
Total		124,825,578
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 0.7%
Thermo Fisher Scientific, Inc.	60,600	30,887,820
Pharmaceuticals 4.6%
Bristol-Myers Squibb Co.	790,900	48,584,987
Johnson & Johnson	367,000	59,868,710
Merck & Co., Inc.	460,300	35,475,321
Pfizer, Inc.	1,476,600	53,009,940
Total		196,938,958
Total Health Care		593,640,350
Industrials 8.6%
Air Freight & Logistics 1.3%
United Parcel Service, Inc., Class B	346,300	53,676,500
Airlines 0.2%
Delta Air Lines, Inc.	128,300	4,870,268
Southwest Airlines Co.	118,700	5,215,678
Total		10,085,946
Building Products 0.5%
Fortune Brands Home & Security, Inc.	256,300	22,105,875
Construction & Engineering 0.9%
Quanta Services, Inc.	564,100	39,752,127
Electrical Equipment 1.8%
Eaton Corp. PLC	660,200	77,705,540
Machinery 2.5%
Deere & Co.	292,700	84,531,760
Parker-Hannifin Corp.	27,000	7,144,470
Pentair PLC	116,600	6,350,036
Snap-On, Inc.	36,300	6,533,637
Total		104,559,903
Professional Services 0.5%
Robert Half International, Inc.	282,700	19,082,250
Road & Rail 0.9%
Norfolk Southern Corp.	158,900	37,598,918
Total Industrials		364,567,059
Information Technology 27.5%
Communications Equipment 2.2%
Cisco Systems, Inc.	2,082,800	92,851,224

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Semiannual Report 2021	7

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 3.4%
MasterCard, Inc., Class A	330,100	104,407,329
VeriSign, Inc.(a)	219,640	42,625,535
Total		147,032,864
Semiconductors & Semiconductor Equipment 4.9%
Advanced Micro Devices, Inc.(a)	90,600	7,758,984
Applied Materials, Inc.	105,600	10,209,408
Broadcom, Inc.	221,200	99,650,600
Intel Corp.	1,280,400	71,075,004
KLA Corp.	72,000	20,165,040
Total		208,859,036
Software 10.7%
Adobe, Inc.(a)	131,800	60,465,886
Autodesk, Inc.(a)	284,300	78,873,349
Cadence Design Systems, Inc.(a)	64,500	8,410,155
Fortinet, Inc.(a)	497,700	72,042,075
Microsoft Corp.(b)	1,016,200	235,717,752
Total		455,509,217
Technology Hardware, Storage & Peripherals 6.3%
Apple, Inc.	2,032,420	268,198,143
Total Information Technology		1,172,450,484
Materials 2.8%
Chemicals 1.3%
Dow, Inc.	901,100	46,767,090
Mosaic Co. (The)	333,900	8,668,044
Total		55,435,134
Containers & Packaging 0.2%
International Paper Co.	168,300	8,467,173
Metals & Mining 1.3%
Newmont Corp.	812,200	48,407,120
Nucor Corp.	125,100	6,096,123
Total		54,503,243
Total Materials		118,405,550
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.1%
Equity Real Estate Investment Trusts (REITS) 2.1%
American Tower Corp.	90,090	20,482,862
Equinix, Inc.	35,900	26,564,564
Prologis, Inc.	176,400	18,204,480
Weyerhaeuser Co.	811,400	25,307,566
Total		90,559,472
Total Real Estate		90,559,472
Utilities 2.8%
Electric Utilities 1.9%
Exelon Corp.	461,800	19,192,408
NRG Energy, Inc.	1,427,400	59,108,634
Total		78,301,042
Independent Power and Renewable Electricity Producers 0.6%
AES Corp. (The)	1,045,900	25,509,501
Multi-Utilities 0.3%
DTE Energy Co.	48,400	5,746,048
Sempra Energy	63,600	7,871,136
Total		13,617,184
Total Utilities		117,427,727
Total Common Stocks (Cost $2,994,845,816)		4,226,311,213

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.104%(c),(d)	32,899,519	32,896,229
Total Money Market Funds (Cost $32,890,868)		32,896,229
Total Investments in Securities (Cost: $3,027,736,684)		4,259,207,442
Other Assets & Liabilities, Net		52,915
Net Assets		4,259,260,357

At January 31, 2021, securities and/or cash totaling $5,386,111 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Core Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	217	03/2021	USD	40,201,420	711,904	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at January 31, 2021.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended January 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.104%
	77,613,613	240,961,697	(285,670,544)	(8,537)	32,896,229	1,128	41,371	32,899,519
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Semiannual Report 2021	9

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	436,642,052	—	—	436,642,052
Consumer Discretionary	531,784,116	—	—	531,784,116
Consumer Staples	276,798,160	—	—	276,798,160
Energy	92,364,373	—	—	92,364,373
Financials	431,671,870	—	—	431,671,870
Health Care	593,640,350	—	—	593,640,350
Industrials	364,567,059	—	—	364,567,059
Information Technology	1,172,450,484	—	—	1,172,450,484
Materials	118,405,550	—	—	118,405,550
Real Estate	90,559,472	—	—	90,559,472
Utilities	117,427,727	—	—	117,427,727
Total Common Stocks	4,226,311,213	—	—	4,226,311,213
Money Market Funds	32,896,229	—	—	32,896,229
Total Investments in Securities	4,259,207,442	—	—	4,259,207,442
Investments in Derivatives
Asset
Futures Contracts	711,904	—	—	711,904
Total	4,259,919,346	—	—	4,259,919,346
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Core Fund | Semiannual Report 2021

Statement of Assets and Liabilities
January 31, 2021 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,994,845,816)	$4,226,311,213
Affiliated issuers (cost $32,890,868)	32,896,229
Cash	20,485
Receivable for:
Capital shares sold	221,572
Dividends	4,938,270
Foreign tax reclaims	5,830
Variation margin for futures contracts	132,630
Prepaid expenses	54,736
Other assets	22,506
Total assets	4,264,603,471
Liabilities
Payable for:
Capital shares purchased	3,556,522
Variation margin for futures contracts	981,825
Management services fees	74,808
Distribution and/or service fees	27,441
Transfer agent fees	280,269
Compensation of board members	336,314
Compensation of chief compliance officer	487
Other expenses	85,448
Total liabilities	5,343,114
Net assets applicable to outstanding capital stock	$4,259,260,357
Represented by
Paid in capital	2,900,667,816
Total distributable earnings (loss)	1,358,592,541
Total - representing net assets applicable to outstanding capital stock	$4,259,260,357
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Semiannual Report 2021	11

Statement of Assets and Liabilities  (continued)
January 31, 2021 (Unaudited)
Class A
Net assets	$3,777,007,276
Shares outstanding	291,518,358
Net asset value per share	$12.96
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$13.75
Advisor Class
Net assets	$15,027,646
Shares outstanding	1,146,319
Net asset value per share	$13.11
Class C
Net assets	$36,095,395
Shares outstanding	2,854,743
Net asset value per share	$12.64
Institutional Class
Net assets	$328,417,659
Shares outstanding	25,178,679
Net asset value per share	$13.04
Institutional 2 Class
Net assets	$34,363,460
Shares outstanding	2,646,272
Net asset value per share	$12.99
Institutional 3 Class
Net assets	$65,493,540
Shares outstanding	5,016,312
Net asset value per share	$13.06
Class R
Net assets	$2,855,381
Shares outstanding	220,606
Net asset value per share	$12.94
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Core Fund | Semiannual Report 2021

Statement of Operations
Six Months Ended January 31, 2021 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$40,798,514
Dividends — affiliated issuers	41,371
Total income	40,839,885
Expenses:
Management services fees	13,768,699
Distribution and/or service fees
Class A	4,543,745
Class C	205,180
Class R	7,116
Transfer agent fees
Class A	1,463,008
Advisor Class	5,803
Class C	16,503
Institutional Class	143,963
Institutional 2 Class	9,712
Institutional 3 Class	10,224
Class R	1,147
Compensation of board members	92,464
Custodian fees	14,261
Printing and postage fees	106,748
Registration fees	78,660
Audit fees	14,750
Legal fees	17,291
Interest on collateral	1,399
Compensation of chief compliance officer	487
Other	133,341
Total expenses	20,634,501
Expense reduction	(1,560)
Total net expenses	20,632,941
Net investment income	20,206,944
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	254,686,725
Investments — affiliated issuers	1,128
Futures contracts	15,619,464
Net realized gain	270,307,317
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	240,742,724
Investments — affiliated issuers	(8,537)
Futures contracts	(6,379,088)
Net change in unrealized appreciation (depreciation)	234,355,099
Net realized and unrealized gain	504,662,416
Net increase in net assets resulting from operations	$524,869,360
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Semiannual Report 2021	13

Statement of Changes in Net Assets
	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020
Operations
Net investment income	$20,206,944	$51,937,786
Net realized gain	270,307,317	141,702,956
Net change in unrealized appreciation (depreciation)	234,355,099	169,526,165
Net increase in net assets resulting from operations	524,869,360	363,166,907
Distributions to shareholders
Net investment income and net realized gains
Class A	(181,143,953)	(343,831,634)
Advisor Class	(740,984)	(1,513,839)
Class C	(1,811,556)	(4,275,523)
Institutional Class	(16,481,944)	(44,267,531)
Institutional 2 Class	(1,761,434)	(3,107,512)
Institutional 3 Class	(20,421,156)	(27,452,128)
Class R	(132,151)	(331,732)
Total distributions to shareholders	(222,493,178)	(424,779,899)
Decrease in net assets from capital stock activity	(481,101,667)	(3,598,504)
Total decrease in net assets	(178,725,485)	(65,211,496)
Net assets at beginning of period	4,437,985,842	4,503,197,338
Net assets at end of period	$4,259,260,357	$4,437,985,842
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Core Fund | Semiannual Report 2021

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	January 31, 2021 (Unaudited)		July 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,578,930	20,291,104	3,914,189	44,439,419
Distributions reinvested	14,272,642	179,121,652	29,156,781	339,968,071
Redemptions	(16,360,062)	(207,053,762)	(34,817,063)	(400,916,592)
Net decrease	(508,490)	(7,641,006)	(1,746,093)	(16,509,102)
Advisor Class
Subscriptions	136,661	1,766,058	293,378	3,483,580
Distributions reinvested	58,197	738,521	128,091	1,508,912
Redemptions	(196,652)	(2,503,790)	(694,041)	(8,011,358)
Net increase (decrease)	(1,794)	789	(272,572)	(3,018,866)
Class C
Subscriptions	113,676	1,401,824	323,130	3,605,330
Distributions reinvested	144,020	1,765,688	349,418	3,986,860
Redemptions	(885,230)	(11,238,955)	(1,424,662)	(16,072,009)
Net decrease	(627,534)	(8,071,443)	(752,114)	(8,479,819)
Institutional Class
Subscriptions	4,361,455	55,313,759	7,273,306	85,043,439
Distributions reinvested	1,268,249	16,017,991	3,709,960	43,480,730
Redemptions	(16,412,770)	(207,527,268)	(15,030,501)	(174,627,076)
Net decrease	(10,783,066)	(136,195,518)	(4,047,235)	(46,102,907)
Institutional 2 Class
Subscriptions	269,200	3,413,411	807,881	9,260,426
Distributions reinvested	137,799	1,732,131	261,605	3,052,929
Redemptions	(352,722)	(4,486,214)	(2,823,165)	(33,455,331)
Net increase (decrease)	54,277	659,328	(1,753,679)	(21,141,976)
Institutional 3 Class
Subscriptions	1,539,877	19,379,485	10,547,601	116,692,096
Distributions reinvested	1,612,081	20,376,701	2,336,424	27,406,250
Redemptions	(29,340,234)	(369,451,249)	(4,406,228)	(50,999,061)
Net increase (decrease)	(26,188,276)	(329,695,063)	8,477,797	93,099,285
Class R
Subscriptions	16,601	210,924	67,578	790,000
Distributions reinvested	9,861	123,657	18,556	216,181
Redemptions	(38,216)	(493,335)	(212,989)	(2,451,300)
Net decrease	(11,754)	(158,754)	(126,855)	(1,445,119)
Total net decrease	(38,066,637)	(481,101,667)	(220,751)	(3,598,504)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Semiannual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 1/31/2021 (Unaudited)	$12.09	0.06	1.45	1.51	(0.13)	(0.51)	(0.64)
Year Ended 7/31/2020	$12.26	0.14	0.90	1.04	(0.15)	(1.06)	(1.21)
Year Ended 7/31/2019	$12.76	0.14	0.27	0.41	(0.11)	(0.80)	(0.91)
Year Ended 7/31/2018	$11.43	0.11	1.95	2.06	(0.18)	(0.55)	(0.73)
Year Ended 7/31/2017	$10.00	0.18	1.38	1.56	(0.13)	—	(0.13)
Year Ended 7/31/2016	$9.99	0.13	(0.00)(f)	0.13	(0.12)	—	(0.12)
Advisor Class
Six Months Ended 1/31/2021 (Unaudited)	$12.24	0.07	1.47	1.54	(0.16)	(0.51)	(0.67)
Year Ended 7/31/2020	$12.40	0.17	0.91	1.08	(0.18)	(1.06)	(1.24)
Year Ended 7/31/2019	$12.89	0.17	0.28	0.45	(0.14)	(0.80)	(0.94)
Year Ended 7/31/2018	$11.54	0.14	1.97	2.11	(0.21)	(0.55)	(0.76)
Year Ended 7/31/2017	$10.09	0.21	1.39	1.60	(0.15)	—	(0.15)
Year Ended 7/31/2016	$10.07	0.14	0.03(g)	0.17	(0.15)	—	(0.15)
Class C
Six Months Ended 1/31/2021 (Unaudited)	$11.77	0.01	1.41	1.42	(0.04)	(0.51)	(0.55)
Year Ended 7/31/2020	$11.97	0.05	0.87	0.92	(0.06)	(1.06)	(1.12)
Year Ended 7/31/2019	$12.47	0.05	0.27	0.32	(0.02)	(0.80)	(0.82)
Year Ended 7/31/2018	$11.20	0.02	1.90	1.92	(0.10)	(0.55)	(0.65)
Year Ended 7/31/2017	$9.80	0.09	1.37	1.46	(0.06)	—	(0.06)
Year Ended 7/31/2016	$9.78	0.05	0.02(g)	0.07	(0.05)	—	(0.05)
Institutional Class
Six Months Ended 1/31/2021 (Unaudited)	$12.18	0.07	1.46	1.53	(0.16)	(0.51)	(0.67)
Year Ended 7/31/2020	$12.34	0.17	0.91	1.08	(0.18)	(1.06)	(1.24)
Year Ended 7/31/2019	$12.84	0.17	0.27	0.44	(0.14)	(0.80)	(0.94)
Year Ended 7/31/2018	$11.50	0.14	1.96	2.10	(0.21)	(0.55)	(0.76)
Year Ended 7/31/2017	$10.06	0.23	1.37	1.60	(0.16)	—	(0.16)
Year Ended 7/31/2016	$10.04	0.15	0.02(g)	0.17	(0.15)	—	(0.15)
Institutional 2 Class
Six Months Ended 1/31/2021 (Unaudited)	$12.13	0.07	1.46	1.53	(0.16)	(0.51)	(0.67)
Year Ended 7/31/2020	$12.30	0.17	0.91	1.08	(0.19)	(1.06)	(1.25)
Year Ended 7/31/2019	$12.80	0.17	0.28	0.45	(0.15)	(0.80)	(0.95)
Year Ended 7/31/2018	$11.47	0.15	1.95	2.10	(0.22)	(0.55)	(0.77)
Year Ended 7/31/2017	$10.03	0.22	1.38	1.60	(0.16)	—	(0.16)
Year Ended 7/31/2016	$10.02	0.16	0.01(g)	0.17	(0.16)	—	(0.16)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Core Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 1/31/2021 (Unaudited)	$12.96	12.68%	0.98%(c),(d)	0.98%(c),(d),(e)	0.88%(c)	36%	$3,777,007
Year Ended 7/31/2020	$12.09	8.86%	0.98%	0.98%(e)	1.18%	65%	$3,530,283
Year Ended 7/31/2019	$12.26	4.01%	0.98%	0.98%	1.16%	75%	$3,602,298
Year Ended 7/31/2018	$12.76	18.55%	0.98%	0.98%(e)	0.90%	71%	$3,749,864
Year Ended 7/31/2017	$11.43	15.74%	1.03%	1.03%(e)	1.66%	72%	$3,481,990
Year Ended 7/31/2016	$10.00	1.39%	1.04%	1.04%(e)	1.34%	77%	$3,475,816
Advisor Class
Six Months Ended 1/31/2021 (Unaudited)	$13.11	12.77%	0.73%(c),(d)	0.73%(c),(d),(e)	1.13%(c)	36%	$15,028
Year Ended 7/31/2020	$12.24	9.11%	0.73%	0.73%(e)	1.44%	65%	$14,050
Year Ended 7/31/2019	$12.40	4.33%	0.74%	0.74%	1.38%	75%	$17,613
Year Ended 7/31/2018	$12.89	18.83%	0.73%	0.73%(e)	1.15%	71%	$9,665
Year Ended 7/31/2017	$11.54	16.05%	0.77%	0.77%(e)	1.98%	72%	$6,566
Year Ended 7/31/2016	$10.09	1.75%	0.80%	0.80%(e)	1.50%	77%	$3,298
Class C
Six Months Ended 1/31/2021 (Unaudited)	$12.64	12.25%	1.72%(c),(d)	1.72%(c),(d),(e)	0.13%(c)	36%	$36,095
Year Ended 7/31/2020	$11.77	8.00%	1.73%	1.73%(e)	0.43%	65%	$41,003
Year Ended 7/31/2019	$11.97	3.23%	1.73%	1.73%	0.42%	75%	$50,697
Year Ended 7/31/2018	$12.47	17.56%	1.73%	1.73%(e)	0.17%	71%	$47,968
Year Ended 7/31/2017	$11.20	14.94%	1.77%	1.77%(e)	0.91%	72%	$56,943
Year Ended 7/31/2016	$9.80	0.74%	1.79%	1.79%(e)	0.57%	77%	$58,819
Institutional Class
Six Months Ended 1/31/2021 (Unaudited)	$13.04	12.75%	0.72%(c),(d)	0.72%(c),(d),(e)	1.15%(c)	36%	$328,418
Year Ended 7/31/2020	$12.18	9.16%	0.73%	0.73%(e)	1.43%	65%	$437,928
Year Ended 7/31/2019	$12.34	4.26%	0.74%	0.74%	1.42%	75%	$493,840
Year Ended 7/31/2018	$12.84	18.80%	0.73%	0.73%(e)	1.15%	71%	$217,861
Year Ended 7/31/2017	$11.50	16.01%	0.77%	0.77%(e)	2.12%	72%	$157,993
Year Ended 7/31/2016	$10.06	1.75%	0.79%	0.79%(e)	1.58%	77%	$43,386
Institutional 2 Class
Six Months Ended 1/31/2021 (Unaudited)	$12.99	12.83%	0.70%(c),(d)	0.70%(c),(d)	1.15%(c)	36%	$34,363
Year Ended 7/31/2020	$12.13	9.15%	0.70%	0.70%	1.50%	65%	$31,437
Year Ended 7/31/2019	$12.30	4.31%	0.70%	0.70%	1.44%	75%	$53,464
Year Ended 7/31/2018	$12.80	18.82%	0.70%	0.70%	1.22%	71%	$52,336
Year Ended 7/31/2017	$11.47	16.14%	0.71%	0.71%	2.05%	72%	$110,542
Year Ended 7/31/2016	$10.03	1.75%	0.71%	0.71%	1.67%	77%	$79,994
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Semiannual Report 2021	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 1/31/2021 (Unaudited)	$12.19	0.08	1.47	1.55	(0.17)	(0.51)	(0.68)
Year Ended 7/31/2020	$12.36	0.17	0.91	1.08	(0.19)	(1.06)	(1.25)
Year Ended 7/31/2019	$12.85	0.18	0.28	0.46	(0.15)	(0.80)	(0.95)
Year Ended 7/31/2018	$11.51	0.15	1.96	2.11	(0.22)	(0.55)	(0.77)
Year Ended 7/31/2017	$10.07	0.27	1.34	1.61	(0.17)	—	(0.17)
Year Ended 7/31/2016	$10.06	0.09	0.08(g)	0.17	(0.16)	—	(0.16)
Class R
Six Months Ended 1/31/2021 (Unaudited)	$12.07	0.04	1.44	1.48	(0.10)	(0.51)	(0.61)
Year Ended 7/31/2020	$12.24	0.11	0.90	1.01	(0.12)	(1.06)	(1.18)
Year Ended 7/31/2019	$12.74	0.11	0.27	0.38	(0.08)	(0.80)	(0.88)
Year Ended 7/31/2018	$11.42	0.08	1.94	2.02	(0.15)	(0.55)	(0.70)
Year Ended 7/31/2017	$9.99	0.15	1.39	1.54	(0.11)	—	(0.11)
Year Ended 7/31/2016	$9.98	0.10	0.01(g)	0.11	(0.10)	—	(0.10)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Rounds to zero.
(g)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Core Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 1/31/2021 (Unaudited)	$13.06	12.90%	0.64%(c),(d)	0.64%(c),(d)	1.22%(c)	36%	$65,494
Year Ended 7/31/2020	$12.19	9.15%	0.65%	0.65%	1.50%	65%	$380,482
Year Ended 7/31/2019	$12.36	4.43%	0.65%	0.65%	1.50%	75%	$280,889
Year Ended 7/31/2018	$12.85	18.89%	0.65%	0.65%	1.23%	71%	$306,602
Year Ended 7/31/2017	$11.51	16.12%	0.66%	0.66%	2.46%	72%	$303,699
Year Ended 7/31/2016	$10.07	1.82%	0.68%	0.68%	0.92%	77%	$1,054
Class R
Six Months Ended 1/31/2021 (Unaudited)	$12.94	12.44%	1.22%(c),(d)	1.22%(c),(d),(e)	0.63%(c)	36%	$2,855
Year Ended 7/31/2020	$12.07	8.62%	1.23%	1.23%(e)	0.94%	65%	$2,804
Year Ended 7/31/2019	$12.24	3.73%	1.23%	1.23%	0.92%	75%	$4,398
Year Ended 7/31/2018	$12.74	18.21%	1.23%	1.23%(e)	0.65%	71%	$4,693
Year Ended 7/31/2017	$11.42	15.49%	1.27%	1.27%(e)	1.43%	72%	$4,929
Year Ended 7/31/2016	$9.99	1.13%	1.29%	1.29%(e)	1.10%	77%	$4,349
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Semiannual Report 2021	19

Notes to Financial Statements
January 31, 2021 (Unaudited)
Note 1. Organization
Columbia Disciplined Core Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
20	Columbia Disciplined Core Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the
Columbia Disciplined Core Fund | Semiannual Report 2021	21

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
22	Columbia Disciplined Core Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	711,904*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended January 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	15,619,464

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(6,379,088)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended January 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	57,073,438

*	Based on the ending quarterly outstanding amounts for the six months ended January 31, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Disciplined Core Fund | Semiannual Report 2021	23

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended January 31, 2021 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
24	Columbia Disciplined Core Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the six months ended January 31, 2021, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $166,128,711, respectively. The sale transactions resulted in a net realized gain of $26,702,119.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended January 31, 2021, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.08
Advisor Class	0.08
Class C	0.08
Institutional Class	0.08
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.08
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expired on January 31, 2019. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at January 31, 2021 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $22,506, which approximates the fair value of the ownership interest.
Columbia Disciplined Core Fund | Semiannual Report 2021	25

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $1,560.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,141,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended January 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	274,037
Class C	—	1.00(b)	316

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2020 through November 30, 2021	Prior to December 1, 2020
Class A	1.02%	1.10%
Advisor Class	0.77	0.85
Class C	1.77	1.85
Institutional Class	0.77	0.85
Institutional 2 Class	0.75	0.82
Institutional 3 Class	0.70	0.77
Class R	1.27	1.35
26	Columbia Disciplined Core Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At January 31, 2021, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,027,737,000	1,265,238,000	(33,056,000)	1,232,182,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,556,548,211 and $2,183,102,549, respectively, for the six months ended January 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Disciplined Core Fund | Semiannual Report 2021	27

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended January 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended January 31, 2021.
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
28	Columbia Disciplined Core Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At January 31, 2021, affiliated shareholders of record owned 82.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Disciplined Core Fund | Semiannual Report 2021	29

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Disciplined Core Fund | Semiannual Report 2021

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	39,328,043,938	454,200,292	0
Kathleen Blatz	39,337,937,974	444,306,256	0
Pamela G. Carlton	39,344,288,391	437,955,839	0
Janet Langford Carrig	39,329,254,400	452,989,830	0
J. Kevin Connaughton	39,252,004,295	530,239,934	0
Olive M. Darragh	39,268,887,557	513,356,673	0
Patricia M. Flynn	39,330,975,954	451,268,276	0
Brian J. Gallagher	39,331,403,614	450,840,615	0
Douglas A. Hacker	39,242,844,166	539,400,064	0
Nancy T. Lukitsh	39,349,165,585	433,078,645	0
David M. Moffett	39,309,904,442	472,339,788	0
Catherine James Paglia	39,328,739,370	453,504,860	0
Anthony M. Santomero	39,306,518,896	475,725,334	0
Minor M. Shaw	39,303,595,918	478,648,312	0
Natalie A. Trunow	39,352,416,062	429,828,167	0
Sandra Yeager	39,356,131,780	426,112,449	0
Christopher O. Petersen	39,337,621,211	444,623,019	0
Columbia Disciplined Core Fund | Semiannual Report 2021	31

Columbia Disciplined Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR177_07_L01_(03/21)

SemiAnnual Report
January 31, 2021
Columbia Disciplined Growth Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Disciplined Growth Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Disciplined Growth Fund  |  Semiannual Report 2021

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2019
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended January 31, 2021)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/17/07	14.72	27.55	18.35	15.14
	Including sales charges		8.13	20.18	16.95	14.46
Advisor Class*		06/01/15	14.92	27.78	18.66	15.30
Class C	Excluding sales charges	05/17/07	14.26	26.42	17.46	14.27
	Including sales charges		13.26	25.42	17.46	14.27
Institutional Class		09/27/10	14.85	27.78	18.65	15.39
Institutional 2 Class*		11/08/12	14.88	27.76	18.73	15.48
Institutional 3 Class*		06/01/15	14.89	27.79	18.77	15.38
Class R		05/17/07	14.51	27.04	18.06	14.84
Russell 1000 Growth Index			16.24	34.46	22.22	16.83
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher priceto-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Disciplined Growth Fund | Semiannual Report 2021	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at January 31, 2021)
Common Stocks	98.4
Money Market Funds	1.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at January 31, 2021)
Communication Services	10.8
Consumer Discretionary	17.3
Consumer Staples	4.7
Financials	1.8
Health Care	14.4
Industrials	4.5
Information Technology	44.6
Materials	0.5
Real Estate	1.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Disciplined Growth Fund | Semiannual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2020 — January 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,147.20	1,019.30	6.05	5.69	1.13
Advisor Class	1,000.00	1,000.00	1,149.20	1,020.54	4.72	4.43	0.88
Class C	1,000.00	1,000.00	1,142.60	1,015.61	9.99	9.40	1.87
Institutional Class	1,000.00	1,000.00	1,148.50	1,020.54	4.71	4.43	0.88
Institutional 2 Class	1,000.00	1,000.00	1,148.80	1,020.74	4.50	4.23	0.84
Institutional 3 Class	1,000.00	1,000.00	1,148.90	1,021.04	4.18	3.93	0.78
Class R	1,000.00	1,000.00	1,145.10	1,018.10	7.33	6.89	1.37
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Disciplined Growth Fund | Semiannual Report 2021	5

Portfolio of Investments
January 31, 2021 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.5%
Issuer	Shares	Value ($)
Communication Services 10.7%
Entertainment 3.1%
Activision Blizzard, Inc.	57,345	5,218,395
Electronic Arts, Inc.	15,049	2,155,017
Netflix, Inc.(a)	1,427	759,720
Take-Two Interactive Software, Inc.(a)	4,200	841,890
Total		8,975,022
Interactive Media & Services 7.5%
Alphabet, Inc., Class A(a)	7,528	13,756,366
Facebook, Inc., Class A(a)	30,420	7,858,399
Total		21,614,765
Media 0.1%
Nexstar Media Group, Inc., Class A	2,700	306,909
Total Communication Services		30,896,696
Consumer Discretionary 17.0%
Automobiles 2.3%
Tesla Motors, Inc.(a)	8,497	6,742,625
Diversified Consumer Services 0.1%
H&R Block, Inc.	22,100	380,783
Hotels, Restaurants & Leisure 1.4%
Wendy’s Co. (The)	194,066	3,958,946
Household Durables 0.8%
NVR, Inc.(a)	494	2,196,561
Internet & Direct Marketing Retail 7.1%
Amazon.com, Inc.(a)	4,979	15,963,670
Etsy, Inc.(a)	22,983	4,575,685
Total		20,539,355
Specialty Retail 5.2%
Best Buy Co., Inc.	44,405	4,832,152
Home Depot, Inc. (The)	14,133	3,827,499
Lowe’s Companies, Inc.	32,989	5,504,215
Williams-Sonoma, Inc.	7,800	1,005,576
Total		15,169,442
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 0.1%
VF Corp.	3,500	269,045
Total Consumer Discretionary		49,256,757
Consumer Staples 4.6%
Household Products 1.5%
Procter & Gamble Co. (The)	34,334	4,401,962
Personal Products 1.4%
Herbalife Nutrition Ltd.(a)	76,443	3,895,535
Tobacco 1.7%
Altria Group, Inc.	121,322	4,983,908
Total Consumer Staples		13,281,405
Financials 1.7%
Capital Markets 1.6%
T. Rowe Price Group, Inc.	30,352	4,749,481
Insurance 0.1%
Progressive Corp. (The)	3,600	313,884
Total Financials		5,063,365
Health Care 14.2%
Biotechnology 3.6%
AbbVie, Inc.	33,713	3,454,908
ACADIA Pharmaceuticals, Inc.(a)	14,019	673,613
Amgen, Inc.	2,726	658,138
BioMarin Pharmaceutical, Inc.(a)	16,711	1,383,337
Exact Sciences Corp.(a)	7,975	1,093,851
Iovance Biotherapeutics, Inc.(a)	8,763	384,170
Sarepta Therapeutics, Inc.(a)	3,405	304,407
Seagen, Inc.(a)	2,503	411,168
Vertex Pharmaceuticals, Inc.(a)	9,182	2,103,412
Total		10,467,004
Health Care Equipment & Supplies 2.8%
Abbott Laboratories	21,676	2,678,937
Hologic, Inc.(a)	68,270	5,443,167
Total		8,122,104
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Disciplined Growth Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 2.6%
Cardinal Health, Inc.	46,607	2,504,194
HCA Healthcare, Inc.	30,824	5,008,284
Total		7,512,478
Life Sciences Tools & Services 2.3%
Avantor, Inc.(a)	165,626	4,884,311
Syneos Health, Inc.(a)	7,300	542,755
Thermo Fisher Scientific, Inc.	2,475	1,261,507
Total		6,688,573
Pharmaceuticals 2.9%
Bristol-Myers Squibb Co.	47,289	2,904,964
Merck & Co., Inc.	69,089	5,324,689
Total		8,229,653
Total Health Care		41,019,812
Industrials 4.5%
Air Freight & Logistics 0.5%
CH Robinson Worldwide, Inc.	1,931	165,216
United Parcel Service, Inc., Class B	7,600	1,178,000
Total		1,343,216
Construction & Engineering 1.7%
Quanta Services, Inc.	69,342	4,886,531
Electrical Equipment 0.6%
Array Technologies, Inc.(a)	41,600	1,695,616
Industrial Conglomerates 0.2%
3M Co.	2,909	510,995
Professional Services 1.5%
CoreLogic, Inc.	59,640	4,490,296
Total Industrials		12,926,654
Information Technology 44.0%
Communications Equipment 1.7%
Arista Networks, Inc.(a)	12,607	3,877,409
Ubiquiti, Inc.	3,600	1,108,764
Total		4,986,173
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 6.5%
Accenture PLC, Class A	4,100	991,872
Leidos Holdings, Inc.	3,118	330,695
MasterCard, Inc., Class A	27,127	8,579,999
Okta, Inc.(a)	1,850	479,168
VeriSign, Inc.(a)	25,072	4,865,723
Visa, Inc., Class A	2,881	556,753
WEX, Inc.(a)	15,406	2,905,572
Total		18,709,782
Semiconductors & Semiconductor Equipment 6.1%
Advanced Micro Devices, Inc.(a)	52,300	4,478,972
Applied Materials, Inc.	64,721	6,257,226
Broadcom, Inc.	10,826	4,877,113
MKS Instruments, Inc.	2,800	442,596
NVIDIA Corp.	2,917	1,515,644
Total		17,571,551
Software 19.5%
Adobe, Inc.(a)	17,305	7,939,015
Autodesk, Inc.(a)	20,042	5,560,252
Cadence Design Systems, Inc.(a)	41,712	5,438,828
Citrix Systems, Inc.	16,289	2,171,486
Fortinet, Inc.(a)	31,604	4,574,679
Microsoft Corp.	107,259	24,879,798
ServiceNow, Inc.(a)	4,375	2,376,325
Zoom Video Communications, Inc., Class A(a)	9,556	3,555,501
Total		56,495,884
Technology Hardware, Storage & Peripherals 10.2%
Apple, Inc.(b)	223,422	29,482,767
Total Information Technology		127,246,157
Materials 0.5%
Chemicals 0.5%
Scotts Miracle-Gro Co. (The), Class A	6,764	1,497,617
Total Materials		1,497,617

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Semiannual Report 2021	7

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 1.3%
Equity Real Estate Investment Trusts (REITS) 1.3%
American Tower Corp.	605	137,553
Equinix, Inc.	892	660,044
Public Storage	13,450	3,061,489
Total		3,859,086
Total Real Estate		3,859,086
Total Common Stocks (Cost $161,065,504)		285,047,549

Money Market Funds 1.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.104%(c),(d)	4,596,963	4,596,503
Total Money Market Funds (Cost $4,596,327)		4,596,503
Total Investments in Securities (Cost: $165,661,831)		289,644,052
Other Assets & Liabilities, Net		(404,480)
Net Assets		289,239,572

At January 31, 2021, securities and/or cash totaling $521,242 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	26	03/2021	USD	4,816,760	—	(97,190)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at January 31, 2021.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended January 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.104%
	3,203,526	35,911,103	(34,517,848)	(278)	4,596,503	(662)	3,265	4,596,963
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Growth Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	30,896,696	—	—	30,896,696
Consumer Discretionary	49,256,757	—	—	49,256,757
Consumer Staples	13,281,405	—	—	13,281,405
Financials	5,063,365	—	—	5,063,365
Health Care	41,019,812	—	—	41,019,812
Industrials	12,926,654	—	—	12,926,654
Information Technology	127,246,157	—	—	127,246,157
Materials	1,497,617	—	—	1,497,617
Real Estate	3,859,086	—	—	3,859,086
Total Common Stocks	285,047,549	—	—	285,047,549
Money Market Funds	4,596,503	—	—	4,596,503
Total Investments in Securities	289,644,052	—	—	289,644,052
Investments in Derivatives
Liability
Futures Contracts	(97,190)	—	—	(97,190)
Total	289,546,862	—	—	289,546,862
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Semiannual Report 2021	9

Statement of Assets and Liabilities
January 31, 2021 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $161,065,504)	$285,047,549
Affiliated issuers (cost $4,596,327)	4,596,503
Receivable for:
Capital shares sold	122,555
Dividends	164,052
Foreign tax reclaims	253
Expense reimbursement due from Investment Manager	690
Prepaid expenses	13,162
Total assets	289,944,764
Liabilities
Payable for:
Capital shares purchased	462,619
Variation margin for futures contracts	96,330
Management services fees	6,070
Distribution and/or service fees	1,472
Transfer agent fees	24,341
Compensation of board members	78,955
Compensation of chief compliance officer	35
Other expenses	35,370
Total liabilities	705,192
Net assets applicable to outstanding capital stock	$289,239,572
Represented by
Paid in capital	76,248,334
Total distributable earnings (loss)	212,991,238
Total - representing net assets applicable to outstanding capital stock	$289,239,572
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Growth Fund | Semiannual Report 2021

Statement of Assets and Liabilities  (continued)
January 31, 2021 (Unaudited)
Class A
Net assets	$145,847,945
Shares outstanding	13,909,904
Net asset value per share	$10.49
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$11.13
Advisor Class
Net assets	$9,116,617
Shares outstanding	860,320
Net asset value per share	$10.60
Class C
Net assets	$15,738,175
Shares outstanding	1,625,069
Net asset value per share	$9.68
Institutional Class
Net assets	$60,847,044
Shares outstanding	5,717,042
Net asset value per share	$10.64
Institutional 2 Class
Net assets	$4,722,368
Shares outstanding	424,271
Net asset value per share	$11.13
Institutional 3 Class
Net assets	$52,303,542
Shares outstanding	4,855,165
Net asset value per share	$10.77
Class R
Net assets	$663,881
Shares outstanding	63,698
Net asset value per share	$10.42
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Semiannual Report 2021	11

Statement of Operations
Six Months Ended January 31, 2021 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$1,986,066
Dividends — affiliated issuers	3,265
Total income	1,989,331
Expenses:
Management services fees	1,496,345
Distribution and/or service fees
Class A	174,833
Class C	81,873
Class R	1,560
Transfer agent fees
Class A	74,677
Advisor Class	4,581
Class C	8,746
Institutional Class	33,604
Institutional 2 Class	1,600
Institutional 3 Class	5,654
Class R	333
Compensation of board members	22,171
Custodian fees	6,375
Printing and postage fees	12,960
Registration fees	54,823
Audit fees	14,750
Legal fees	3,979
Interest on collateral	108
Compensation of chief compliance officer	35
Other	16,375
Total expenses	2,015,382
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(80,754)
Expense reduction	(40)
Total net expenses	1,934,588
Net investment income	54,743
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	114,993,165
Investments — affiliated issuers	(662)
Futures contracts	1,158,217
Net realized gain	116,150,720
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(60,691,349)
Investments — affiliated issuers	(278)
Futures contracts	(362,623)
Net change in unrealized appreciation (depreciation)	(61,054,250)
Net realized and unrealized gain	55,096,470
Net increase in net assets resulting from operations	$55,151,213
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Growth Fund | Semiannual Report 2021

Statement of Changes in Net Assets
	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020
Operations
Net investment income	$54,743	$1,682,683
Net realized gain	116,150,720	47,427,644
Net change in unrealized appreciation (depreciation)	(61,054,250)	38,164,857
Net increase in net assets resulting from operations	55,151,213	87,275,184
Distributions to shareholders
Net investment income and net realized gains
Class A	(16,517,358)	(9,893,897)
Advisor Class	(1,028,094)	(691,019)
Class C	(2,060,662)	(1,314,910)
Institutional Class	(7,085,213)	(6,033,624)
Institutional 2 Class	(539,585)	(823,031)
Institutional 3 Class	(24,925,382)	(17,471,258)
Class R	(76,082)	(66,973)
Total distributions to shareholders	(52,232,376)	(36,294,712)
Decrease in net assets from capital stock activity	(150,874,044)	(81,559,797)
Total decrease in net assets	(147,955,207)	(30,579,325)
Net assets at beginning of period	437,194,779	467,774,104
Net assets at end of period	$289,239,572	$437,194,779
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Semiannual Report 2021	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	January 31, 2021 (Unaudited)		July 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	612,796	6,570,341	1,184,227	10,719,926
Distributions reinvested	1,599,948	16,095,471	1,086,297	9,668,040
Redemptions	(1,374,842)	(14,701,687)	(3,238,323)	(28,888,071)
Net increase (decrease)	837,902	7,964,125	(967,799)	(8,500,105)
Advisor Class
Subscriptions	13,149	144,057	63,891	574,683
Distributions reinvested	100,530	1,021,384	76,587	686,989
Redemptions	(38,401)	(410,734)	(264,014)	(2,434,276)
Net increase (decrease)	75,278	754,707	(123,536)	(1,172,604)
Class C
Subscriptions	80,115	793,763	246,380	2,065,875
Distributions reinvested	210,661	1,959,150	144,373	1,208,402
Redemptions	(315,908)	(3,130,275)	(802,991)	(6,790,246)
Net decrease	(25,132)	(377,362)	(412,238)	(3,515,969)
Institutional Class
Subscriptions	446,453	4,849,250	1,225,023	11,184,545
Distributions reinvested	556,620	5,683,090	568,461	5,121,835
Redemptions	(1,588,074)	(17,277,578)	(4,739,710)	(42,824,514)
Net decrease	(585,001)	(6,745,238)	(2,946,226)	(26,518,134)
Institutional 2 Class
Subscriptions	30,985	349,932	208,024	1,984,128
Distributions reinvested	50,570	539,585	87,813	822,806
Redemptions	(79,881)	(903,854)	(927,276)	(9,105,514)
Net increase (decrease)	1,674	(14,337)	(631,439)	(6,298,580)
Institutional 3 Class
Subscriptions	333,736	3,668,913	3,558,111	32,499,067
Distributions reinvested	2,412,569	24,921,831	1,917,600	17,469,332
Redemptions	(17,373,987)	(181,049,790)	(8,590,315)	(84,886,138)
Net decrease	(14,627,682)	(152,459,046)	(3,114,604)	(34,917,739)
Class R
Subscriptions	1,696	18,192	24,908	216,844
Distributions reinvested	7,566	75,662	5,879	52,383
Redemptions	(8,501)	(90,747)	(97,393)	(905,893)
Net increase (decrease)	761	3,107	(66,606)	(636,666)
Total net decrease	(14,322,200)	(150,874,044)	(8,262,448)	(81,559,797)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Growth Fund | Semiannual Report 2021

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Columbia Disciplined Growth Fund | Semiannual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 1/31/2021 (Unaudited)	$10.34	(0.01)	1.48	1.47	(0.00)(c)	(1.32)	(1.32)
Year Ended 7/31/2020	$9.24	0.01	1.83	1.84	(0.04)	(0.70)	(0.74)
Year Ended 7/31/2019	$10.11	0.03	0.31	0.34	—	(1.21)	(1.21)
Year Ended 7/31/2018	$9.50	0.01	1.85	1.86	(0.03)	(1.22)	(1.25)
Year Ended 7/31/2017	$8.51	0.04	1.45	1.49	(0.04)	(0.46)	(0.50)
Year Ended 7/31/2016	$9.39	0.04	0.20	0.24	(0.06)	(1.06)	(1.12)
Advisor Class
Six Months Ended 1/31/2021 (Unaudited)	$10.44	0.01	1.49	1.50	(0.02)	(1.32)	(1.34)
Year Ended 7/31/2020	$9.32	0.04	1.84	1.88	(0.06)	(0.70)	(0.76)
Year Ended 7/31/2019	$10.18	0.06	0.30	0.36	(0.01)	(1.21)	(1.22)
Year Ended 7/31/2018	$9.56	0.03	1.87	1.90	(0.06)	(1.22)	(1.28)
Year Ended 7/31/2017	$8.56	0.05	1.47	1.52	(0.06)	(0.46)	(0.52)
Year Ended 7/31/2016	$9.43	0.04	0.23	0.27	(0.08)	(1.06)	(1.14)
Class C
Six Months Ended 1/31/2021 (Unaudited)	$9.67	(0.04)	1.37	1.33	—	(1.32)	(1.32)
Year Ended 7/31/2020	$8.71	(0.05)	1.71	1.66	—	(0.70)	(0.70)
Year Ended 7/31/2019	$9.67	(0.03)	0.28	0.25	—	(1.21)	(1.21)
Year Ended 7/31/2018	$9.18	(0.06)	1.77	1.71	—	(1.22)	(1.22)
Year Ended 7/31/2017	$8.26	(0.03)	1.41	1.38	—	(0.46)	(0.46)
Year Ended 7/31/2016	$9.14	(0.02)	0.20	0.18	—	(1.06)	(1.06)
Institutional Class
Six Months Ended 1/31/2021 (Unaudited)	$10.48	0.01	1.49	1.50	(0.02)	(1.32)	(1.34)
Year Ended 7/31/2020	$9.36	0.04	1.84	1.88	(0.06)	(0.70)	(0.76)
Year Ended 7/31/2019	$10.21	0.06	0.31	0.37	(0.01)	(1.21)	(1.22)
Year Ended 7/31/2018	$9.59	0.04	1.86	1.90	(0.06)	(1.22)	(1.28)
Year Ended 7/31/2017	$8.58	0.05	1.48	1.53	(0.06)	(0.46)	(0.52)
Year Ended 7/31/2016	$9.46	0.06	0.20	0.26	(0.08)	(1.06)	(1.14)
Institutional 2 Class
Six Months Ended 1/31/2021 (Unaudited)	$10.91	0.01	1.56	1.57	(0.03)	(1.32)	(1.35)
Year Ended 7/31/2020	$9.71	0.05	1.92	1.97	(0.07)	(0.70)	(0.77)
Year Ended 7/31/2019	$10.55	0.07	0.32	0.39	(0.02)	(1.21)	(1.23)
Year Ended 7/31/2018	$9.87	0.04	1.92	1.96	(0.06)	(1.22)	(1.28)
Year Ended 7/31/2017	$8.82	0.06	1.52	1.58	(0.07)	(0.46)	(0.53)
Year Ended 7/31/2016	$9.69	0.08	0.21	0.29	(0.10)	(1.06)	(1.16)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Growth Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 1/31/2021 (Unaudited)	$10.49	14.72%	1.18%(d),(e)	1.13%(d),(e),(f)	(0.11%)(d)	41%	$145,848
Year Ended 7/31/2020	$10.34	21.22%	1.17%	1.16%	0.16%	78%	$135,119
Year Ended 7/31/2019	$9.24	4.98%	1.17%	1.17%	0.37%	78%	$129,678
Year Ended 7/31/2018	$10.11	20.79%	1.17%	1.17%(f)	0.12%	82%	$130,693
Year Ended 7/31/2017	$9.50	18.37%	1.22%	1.20%(f)	0.43%	81%	$114,369
Year Ended 7/31/2016	$8.51	3.05%	1.27%	1.23%	0.46%	86%	$140,658
Advisor Class
Six Months Ended 1/31/2021 (Unaudited)	$10.60	14.92%	0.93%(d),(e)	0.88%(d),(e),(f)	0.14%(d)	41%	$9,117
Year Ended 7/31/2020	$10.44	21.56%	0.92%	0.91%	0.41%	78%	$8,198
Year Ended 7/31/2019	$9.32	5.17%	0.92%	0.92%	0.62%	78%	$8,471
Year Ended 7/31/2018	$10.18	21.06%	0.92%	0.92%(f)	0.34%	82%	$7,947
Year Ended 7/31/2017	$9.56	18.68%	0.95%	0.94%(f)	0.58%	81%	$4,213
Year Ended 7/31/2016	$8.56	3.39%	1.02%	0.96%	0.53%	86%	$305
Class C
Six Months Ended 1/31/2021 (Unaudited)	$9.68	14.26%	1.92%(d),(e)	1.87%(d),(e),(f)	(0.85%)(d)	41%	$15,738
Year Ended 7/31/2020	$9.67	20.29%	1.92%	1.91%	(0.59%)	78%	$15,962
Year Ended 7/31/2019	$8.71	4.19%	1.92%	1.92%	(0.38%)	78%	$17,964
Year Ended 7/31/2018	$9.67	19.77%	1.92%	1.92%(f)	(0.62%)	82%	$21,203
Year Ended 7/31/2017	$9.18	17.44%	1.96%	1.95%(f)	(0.35%)	81%	$23,034
Year Ended 7/31/2016	$8.26	2.43%	2.03%	1.97%	(0.25%)	86%	$19,878
Institutional Class
Six Months Ended 1/31/2021 (Unaudited)	$10.64	14.85%	0.92%(d),(e)	0.88%(d),(e),(f)	0.14%(d)	41%	$60,847
Year Ended 7/31/2020	$10.48	21.46%	0.92%	0.91%	0.42%	78%	$66,065
Year Ended 7/31/2019	$9.36	5.26%	0.92%	0.92%	0.61%	78%	$86,537
Year Ended 7/31/2018	$10.21	20.99%	0.92%	0.92%(f)	0.37%	82%	$123,250
Year Ended 7/31/2017	$9.59	18.76%	0.95%	0.94%(f)	0.56%	81%	$109,911
Year Ended 7/31/2016	$8.58	3.30%	1.03%	0.96%	0.73%	86%	$23,950
Institutional 2 Class
Six Months Ended 1/31/2021 (Unaudited)	$11.13	14.88%	0.89%(d),(e)	0.84%(d),(e)	0.18%(d)	41%	$4,722
Year Ended 7/31/2020	$10.91	21.59%	0.86%	0.85%	0.51%	78%	$4,611
Year Ended 7/31/2019	$9.71	5.27%	0.86%	0.85%	0.70%	78%	$10,235
Year Ended 7/31/2018	$10.55	21.10%	0.87%	0.85%	0.38%	82%	$12,184
Year Ended 7/31/2017	$9.87	18.83%	0.87%	0.85%	0.69%	81%	$4,895
Year Ended 7/31/2016	$8.82	3.49%	0.86%	0.84%	0.90%	86%	$2,620
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Semiannual Report 2021	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 1/31/2021 (Unaudited)	$10.60	0.01	1.51	1.52	(0.03)	(1.32)	(1.35)
Year Ended 7/31/2020	$9.46	0.05	1.86	1.91	(0.07)	(0.70)	(0.77)
Year Ended 7/31/2019	$10.31	0.07	0.31	0.38	(0.02)	(1.21)	(1.23)
Year Ended 7/31/2018	$9.67	0.05	1.88	1.93	(0.07)	(1.22)	(1.29)
Year Ended 7/31/2017	$8.65	0.06	1.50	1.56	(0.08)	(0.46)	(0.54)
Year Ended 7/31/2016	$9.53	0.08	0.21	0.29	(0.11)	(1.06)	(1.17)
Class R
Six Months Ended 1/31/2021 (Unaudited)	$10.34	(0.02)	1.46	1.44	(0.04)	(1.32)	(1.36)
Year Ended 7/31/2020	$9.24	(0.01)	1.83	1.82	(0.02)	(0.70)	(0.72)
Year Ended 7/31/2019	$10.13	0.01	0.31	0.32	—	(1.21)	(1.21)
Year Ended 7/31/2018	$9.53	(0.01)	1.84	1.83	(0.01)	(1.22)	(1.23)
Year Ended 7/31/2017	$8.53	0.01	1.47	1.48	(0.02)	(0.46)	(0.48)
Year Ended 7/31/2016	$9.41	0.02	0.20	0.22	(0.04)	(1.06)	(1.10)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Annualized.
(e)	Ratios include interest on collateral expense which is less than 0.01%.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Growth Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 1/31/2021 (Unaudited)	$10.77	14.89%	0.81%(d),(e)	0.78%(d),(e)	0.18%(d)	41%	$52,304
Year Ended 7/31/2020	$10.60	21.58%	0.81%	0.79%	0.53%	78%	$206,590
Year Ended 7/31/2019	$9.46	5.35%	0.80%	0.80%	0.75%	78%	$213,693
Year Ended 7/31/2018	$10.31	21.17%	0.81%	0.80%	0.49%	82%	$266,180
Year Ended 7/31/2017	$9.67	18.91%	0.81%	0.81%	0.62%	81%	$242,867
Year Ended 7/31/2016	$8.65	3.54%	0.81%	0.79%	0.92%	86%	$6
Class R
Six Months Ended 1/31/2021 (Unaudited)	$10.42	14.51%	1.43%(d),(e)	1.37%(d),(e),(f)	(0.36%)(d)	41%	$664
Year Ended 7/31/2020	$10.34	20.93%	1.42%	1.41%	(0.07%)	78%	$651
Year Ended 7/31/2019	$9.24	4.74%	1.42%	1.42%	0.12%	78%	$1,197
Year Ended 7/31/2018	$10.13	20.32%	1.42%	1.42%(f)	(0.13%)	82%	$1,352
Year Ended 7/31/2017	$9.53	18.18%	1.46%	1.44%(f)	0.11%	81%	$1,063
Year Ended 7/31/2016	$8.53	2.77%	1.53%	1.47%	0.23%	86%	$459
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Semiannual Report 2021	19

Notes to Financial Statements
January 31, 2021 (Unaudited)
Note 1. Organization
Columbia Disciplined Growth Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
20	Columbia Disciplined Growth Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the
Columbia Disciplined Growth Fund | Semiannual Report 2021	21

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
22	Columbia Disciplined Growth Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2021:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	97,190*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended January 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,158,217

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(362,623)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended January 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	4,856,905

*	Based on the ending quarterly outstanding amounts for the six months ended January 31, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Disciplined Growth Fund | Semiannual Report 2021	23

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended January 31, 2021 was 0.75% of the Fund’s average daily net assets.
24	Columbia Disciplined Growth Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended January 31, 2021, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.11
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $40.
Columbia Disciplined Growth Fund | Semiannual Report 2021	25

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $56,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended January 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	46,243
Class C	—	1.00(b)	12

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2020 through November 30, 2021	Prior to December 1, 2020
Class A	1.10%	1.16%
Advisor Class	0.85	0.91
Class C	1.85	1.91
Institutional Class	0.85	0.91
Institutional 2 Class	0.81	0.85
Institutional 3 Class	0.75	0.79
Class R	1.35	1.41
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This
26	Columbia Disciplined Growth Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At January 31, 2021, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
165,662,000	126,283,000	(2,398,000)	123,885,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $161,600,261 and $365,308,919, respectively, for the six months ended January 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Redemption-in-kind
Proceeds from the sales of securities for Columbia Disciplined Growth Fund include the value of securities delivered through an in-kind redemption of certain fund shares. During the six months ended January 31, 2021, securities and other assets with a value of $165,765,549 were distributed to shareholders to satisfy their redemption requests. The net realized gain on these securities was $71,509,758, which is not taxable to remaining shareholders in the Fund.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Disciplined Growth Fund | Semiannual Report 2021	27

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended January 31, 2021.
Note 9. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended January 31, 2021.
Note 10. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
28	Columbia Disciplined Growth Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At January 31, 2021, one unaffiliated shareholder of record owned 17.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 50.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Disciplined Growth Fund | Semiannual Report 2021	29

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Disciplined Growth Fund | Semiannual Report 2021

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	39,328,043,938	454,200,292	0
Kathleen Blatz	39,337,937,974	444,306,256	0
Pamela G. Carlton	39,344,288,391	437,955,839	0
Janet Langford Carrig	39,329,254,400	452,989,830	0
J. Kevin Connaughton	39,252,004,295	530,239,934	0
Olive M. Darragh	39,268,887,557	513,356,673	0
Patricia M. Flynn	39,330,975,954	451,268,276	0
Brian J. Gallagher	39,331,403,614	450,840,615	0
Douglas A. Hacker	39,242,844,166	539,400,064	0
Nancy T. Lukitsh	39,349,165,585	433,078,645	0
David M. Moffett	39,309,904,442	472,339,788	0
Catherine James Paglia	39,328,739,370	453,504,860	0
Anthony M. Santomero	39,306,518,896	475,725,334	0
Minor M. Shaw	39,303,595,918	478,648,312	0
Natalie A. Trunow	39,352,416,062	429,828,167	0
Sandra Yeager	39,356,131,780	426,112,449	0
Christopher O. Petersen	39,337,621,211	444,623,019	0
Columbia Disciplined Growth Fund | Semiannual Report 2021	31

Columbia Disciplined Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR178_07_L01_(03/21)

SemiAnnual Report
January 31, 2021
Columbia Disciplined Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Disciplined Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Disciplined Value Fund  |  Semiannual Report 2021

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2019
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended January 31, 2021)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/01/08	16.13	3.93	9.27	9.68
	Including sales charges		9.50	-2.03	7.97	9.03
Advisor Class*		06/01/15	16.33	4.23	9.57	9.84
Class C	Excluding sales charges	08/01/08	15.71	3.09	8.45	8.84
	Including sales charges		14.71	2.09	8.45	8.84
Institutional Class		09/27/10	16.19	4.11	9.54	9.95
Institutional 2 Class*		06/01/15	16.37	4.37	9.69	9.90
Institutional 3 Class*		06/01/15	16.39	4.40	9.75	9.94
Class R		08/01/08	15.96	3.68	9.01	9.40
Class V*	Excluding sales charges	03/07/11	16.05	3.94	9.27	9.65
	Including sales charges		9.40	-2.04	8.00	9.00
Russell 1000 Value Index			17.00	4.09	10.71	10.15
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Disciplined Value Fund | Semiannual Report 2021	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at January 31, 2021)
Common Stocks	98.4
Money Market Funds	1.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at January 31, 2021)
Communication Services	9.2
Consumer Discretionary	8.0
Consumer Staples	7.6
Energy	4.1
Financials	19.1
Health Care	13.9
Industrials	13.5
Information Technology	10.2
Materials	4.9
Real Estate	4.4
Utilities	5.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Disciplined Value Fund | Semiannual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2020 — January 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,161.30	1,019.45	5.93	5.54	1.10
Advisor Class	1,000.00	1,000.00	1,163.30	1,020.69	4.58	4.28	0.85
Class C	1,000.00	1,000.00	1,157.10	1,015.71	9.95	9.30	1.85
Institutional Class	1,000.00	1,000.00	1,161.90	1,020.64	4.64	4.33	0.86
Institutional 2 Class	1,000.00	1,000.00	1,163.70	1,021.39	3.83	3.58	0.71
Institutional 3 Class	1,000.00	1,000.00	1,163.90	1,021.64	3.56	3.33	0.66
Class R	1,000.00	1,000.00	1,159.60	1,018.15	7.32	6.84	1.36
Class V	1,000.00	1,000.00	1,160.50	1,019.45	5.93	5.54	1.10
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Disciplined Value Fund | Semiannual Report 2021	5

Portfolio of Investments
January 31, 2021 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.5%
Issuer	Shares	Value ($)
Communication Services 9.1%
Diversified Telecommunication Services 2.5%
Verizon Communications, Inc.	104,200	5,704,950
Entertainment 3.1%
Activision Blizzard, Inc.	47,056	4,282,097
Electronic Arts, Inc.	19,758	2,829,346
Total		7,111,443
Interactive Media & Services 1.3%
Alphabet, Inc., Class A(a)	1,721	3,144,886
Media 2.2%
DISH Network Corp., Class A(a)	5,935	172,234
Interpublic Group of Companies, Inc. (The)	156,810	3,774,416
Nexstar Media Group, Inc., Class A	10,100	1,148,067
Total		5,094,717
Total Communication Services		21,055,996
Consumer Discretionary 7.9%
Diversified Consumer Services 0.3%
H&R Block, Inc.	47,200	813,256
Hotels, Restaurants & Leisure 1.7%
Wyndham Destinations, Inc.	90,968	4,024,424
Household Durables 2.1%
Lennar Corp., Class A	16,962	1,410,390
PulteGroup, Inc.	77,304	3,362,724
Total		4,773,114
Multiline Retail 1.9%
Target Corp.	23,701	4,293,910
Specialty Retail 1.9%
Best Buy Co., Inc.	24,946	2,714,624
Home Depot, Inc. (The)	6,268	1,697,500
Total		4,412,124
Total Consumer Discretionary		18,316,828
Consumer Staples 7.5%
Food & Staples Retailing 0.2%
Walmart, Inc.	2,768	388,876
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 0.8%
General Mills, Inc.	33,168	1,927,061
Household Products 3.5%
Colgate-Palmolive Co.	14,380	1,121,640
Kimberly-Clark Corp.	26,789	3,538,827
Procter & Gamble Co. (The)	25,867	3,316,408
Total		7,976,875
Tobacco 3.0%
Altria Group, Inc.	82,509	3,389,470
Philip Morris International, Inc.	45,423	3,617,942
Total		7,007,412
Total Consumer Staples		17,300,224
Energy 4.0%
Oil, Gas & Consumable Fuels 4.0%
Chevron Corp.(b)	51,891	4,421,113
ConocoPhillips Co.	88,499	3,542,615
HollyFrontier Corp.	46,093	1,311,807
Total		9,275,535
Total Energy		9,275,535
Financials 18.8%
Banks 6.8%
Bank of America Corp.	96,133	2,850,344
Citigroup, Inc.	96,215	5,579,508
JPMorgan Chase & Co.	30,657	3,944,636
Popular, Inc.	59,979	3,403,808
Total		15,778,296
Capital Markets 6.3%
BlackRock, Inc.	7,695	5,396,195
Goldman Sachs Group, Inc. (The)	1,469	398,349
Intercontinental Exchange, Inc.	32,302	3,564,526
Morgan Stanley	77,995	5,229,565
Total		14,588,635
Consumer Finance 1.7%
Ally Financial, Inc.	56,826	2,150,296
OneMain Holdings, Inc.	36,364	1,693,108
Total		3,843,404
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Disciplined Value Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Financial Services 1.5%
Berkshire Hathaway, Inc., Class B(a)	9,488	2,162,030
Jefferies Financial Group, Inc.	59,868	1,397,918
Total		3,559,948
Insurance 2.5%
Allstate Corp. (The)	13,992	1,499,662
MetLife, Inc.	24,946	1,201,150
Progressive Corp. (The)	28,600	2,493,634
Prudential Financial, Inc.	6,835	535,044
Total		5,729,490
Total Financials		43,499,773
Health Care 13.7%
Biotechnology 1.4%
AbbVie, Inc.	6,521	668,272
Alexion Pharmaceuticals, Inc.(a)	6,960	1,067,177
BioMarin Pharmaceutical, Inc.(a)	7,484	619,526
Gilead Sciences, Inc.	14,254	935,062
Total		3,290,037
Health Care Equipment & Supplies 2.8%
Abbott Laboratories	4,595	567,896
Medtronic PLC	53,073	5,908,617
Total		6,476,513
Health Care Providers & Services 2.8%
CVS Health Corp.	10,526	754,188
HCA Healthcare, Inc.	27,409	4,453,414
Humana, Inc.	3,346	1,281,886
Total		6,489,488
Life Sciences Tools & Services 0.5%
Thermo Fisher Scientific, Inc.	2,355	1,200,344
Pharmaceuticals 6.2%
Bristol-Myers Squibb Co.	39,448	2,423,291
Johnson & Johnson	32,428	5,289,980
Merck & Co., Inc.	43,036	3,316,784
Pfizer, Inc.	89,988	3,230,569
Total		14,260,624
Total Health Care		31,717,006
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 13.3%
Aerospace & Defense 0.6%
L3Harris Technologies, Inc.	7,336	1,258,197
Airlines 0.5%
Copa Holdings SA, Class A	6,012	465,149
Delta Air Lines, Inc.	8,071	306,375
Southwest Airlines Co.	7,610	334,383
Total		1,105,907
Construction & Engineering 1.6%
Quanta Services, Inc.	53,668	3,781,984
Electrical Equipment 3.3%
Eaton Corp. PLC	39,784	4,682,577
Emerson Electric Co.	33,633	2,668,778
Regal Beloit Corp.	1,327	166,512
Total		7,517,867
Industrial Conglomerates 0.7%
3M Co.	9,740	1,710,929
Machinery 3.9%
Deere & Co.	17,660	5,100,208
Parker-Hannifin Corp.	14,498	3,836,316
Total		8,936,524
Professional Services 0.1%
Robert Half International, Inc.	4,302	290,385
Road & Rail 2.6%
CSX Corp.	44,962	3,855,716
Norfolk Southern Corp.	3,951	934,886
Union Pacific Corp.	6,396	1,263,018
Total		6,053,620
Total Industrials		30,655,413
Information Technology 10.1%
Communications Equipment 2.8%
Cisco Systems, Inc.	141,396	6,303,434
Electronic Equipment, Instruments & Components 0.6%
Arrow Electronics, Inc.(a)	12,179	1,189,036
SYNNEX Corp.	2,978	243,064
Total		1,432,100

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Semiannual Report 2021	7

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 0.8%
Automatic Data Processing, Inc.	2,150	355,008
Fiserv, Inc.(a)	3,631	372,867
WEX, Inc.(a)	5,657	1,066,910
Total		1,794,785
Semiconductors & Semiconductor Equipment 4.1%
Broadcom, Inc.	9,906	4,462,653
Intel Corp.	90,588	5,028,540
Total		9,491,193
Software 1.8%
Autodesk, Inc.(a)	15,168	4,208,058
Total Information Technology		23,229,570
Materials 4.8%
Chemicals 2.6%
Chemours Co. LLC (The)	77,266	2,035,187
Dow, Inc.	76,718	3,981,664
Total		6,016,851
Metals & Mining 2.2%
Newmont Corp.	18,827	1,122,089
Reliance Steel & Aluminum Co.	34,229	3,973,302
Total		5,095,391
Total Materials		11,112,242
Real Estate 4.3%
Equity Real Estate Investment Trusts (REITS) 4.3%
Digital Realty Trust, Inc.	18,817	2,708,707
Kimco Realty Corp.	114,900	1,896,999
Prologis, Inc.	46,303	4,778,470
SBA Communications Corp.	2,165	581,670
Total		9,965,846
Total Real Estate		9,965,846
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 5.0%
Electric Utilities 3.8%
Exelon Corp.	102,810	4,272,784
NRG Energy, Inc.	111,115	4,601,272
Total		8,874,056
Gas Utilities 0.3%
National Fuel Gas Co.	15,900	640,134
Independent Power and Renewable Electricity Producers 0.9%
Vistra Corp.	105,500	2,106,835
Total Utilities		11,621,025
Total Common Stocks (Cost $190,998,276)		227,749,458

Money Market Funds 1.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.104%(c),(d)	3,711,761	3,711,390
Total Money Market Funds (Cost $3,711,093)		3,711,390
Total Investments in Securities (Cost: $194,709,369)		231,460,848
Other Assets & Liabilities, Net		(148,635)
Net Assets		231,312,213

At January 31, 2021, securities and/or cash totaling $400,440 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	22	03/2021	USD	4,075,720	9,115	—
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Value Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at January 31, 2021.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended January 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.104%
	8,382,938	24,266,045	(28,936,814)	(779)	3,711,390	255	4,829	3,711,761
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Semiannual Report 2021	9

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	21,055,996	—	—	21,055,996
Consumer Discretionary	18,316,828	—	—	18,316,828
Consumer Staples	17,300,224	—	—	17,300,224
Energy	9,275,535	—	—	9,275,535
Financials	43,499,773	—	—	43,499,773
Health Care	31,717,006	—	—	31,717,006
Industrials	30,655,413	—	—	30,655,413
Information Technology	23,229,570	—	—	23,229,570
Materials	11,112,242	—	—	11,112,242
Real Estate	9,965,846	—	—	9,965,846
Utilities	11,621,025	—	—	11,621,025
Total Common Stocks	227,749,458	—	—	227,749,458
Money Market Funds	3,711,390	—	—	3,711,390
Total Investments in Securities	231,460,848	—	—	231,460,848
Investments in Derivatives
Asset
Futures Contracts	9,115	—	—	9,115
Total	231,469,963	—	—	231,469,963
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Value Fund | Semiannual Report 2021

Statement of Assets and Liabilities
January 31, 2021 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $190,998,276)	$227,749,458
Affiliated issuers (cost $3,711,093)	3,711,390
Receivable for:
Capital shares sold	51,762
Dividends	352,354
Variation margin for futures contracts	2,763
Expense reimbursement due from Investment Manager	1,895
Prepaid expenses	12,616
Total assets	231,882,238
Liabilities
Payable for:
Capital shares purchased	329,803
Variation margin for futures contracts	85,215
Management services fees	4,853
Distribution and/or service fees	1,129
Transfer agent fees	40,599
Compensation of board members	70,784
Compensation of chief compliance officer	36
Other expenses	37,606
Total liabilities	570,025
Net assets applicable to outstanding capital stock	$231,312,213
Represented by
Paid in capital	141,552,776
Total distributable earnings (loss)	89,759,437
Total - representing net assets applicable to outstanding capital stock	$231,312,213
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Semiannual Report 2021	11

Statement of Assets and Liabilities  (continued)
January 31, 2021 (Unaudited)
Class A
Net assets	$59,890,084
Shares outstanding	6,473,865
Net asset value per share	$9.25
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.81
Advisor Class
Net assets	$1,445,145
Shares outstanding	154,608
Net asset value per share	$9.35
Class C
Net assets	$7,111,642
Shares outstanding	791,065
Net asset value per share	$8.99
Institutional Class
Net assets	$62,841,123
Shares outstanding	6,718,697
Net asset value per share	$9.35
Institutional 2 Class
Net assets	$687,189
Shares outstanding	73,685
Net asset value per share	$9.33
Institutional 3 Class
Net assets	$27,442,485
Shares outstanding	2,936,328
Net asset value per share	$9.35
Class R
Net assets	$1,258,898
Shares outstanding	135,700
Net asset value per share	$9.28
Class V
Net assets	$70,635,647
Shares outstanding	7,662,130
Net asset value per share	$9.22
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$9.78
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Value Fund | Semiannual Report 2021

Statement of Operations
Six Months Ended January 31, 2021 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$6,360,295
Dividends — affiliated issuers	4,829
Foreign taxes withheld	(7,927)
Total income	6,357,197
Expenses:
Management services fees	1,700,113
Distribution and/or service fees
Class A	73,039
Class C	36,487
Class R	3,970
Class V	84,321
Transfer agent fees
Class A	79,222
Advisor Class	2,074
Class C	9,886
Institutional Class	100,493
Institutional 2 Class	215
Institutional 3 Class	8,250
Class R	2,146
Class V	91,491
Compensation of board members	21,521
Custodian fees	5,805
Printing and postage fees	12,725
Registration fees	59,598
Audit fees	14,750
Legal fees	3,593
Interest on collateral	167
Compensation of chief compliance officer	36
Other	17,214
Total expenses	2,327,116
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(408,484)
Expense reduction	(1,811)
Total net expenses	1,916,821
Net investment income	4,440,376
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	64,390,012
Investments — affiliated issuers	255
Futures contracts	1,893,853
Net realized gain	66,284,120
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	7,725,052
Investments — affiliated issuers	(779)
Futures contracts	(770,015)
Net change in unrealized appreciation (depreciation)	6,954,258
Net realized and unrealized gain	73,238,378
Net increase in net assets resulting from operations	$77,678,754
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Semiannual Report 2021	13

Statement of Changes in Net Assets
	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020
Operations
Net investment income	$4,440,376	$13,547,636
Net realized gain	66,284,120	8,275,561
Net change in unrealized appreciation (depreciation)	6,954,258	(64,343,636)
Net increase (decrease) in net assets resulting from operations	77,678,754	(42,520,439)
Distributions to shareholders
Net investment income and net realized gains
Class A	(935,789)	(7,331,422)
Advisor Class	(27,597)	(202,052)
Class C	(68,073)	(1,110,285)
Institutional Class	(1,108,592)	(11,129,827)
Institutional 2 Class	(12,838)	(110,104)
Institutional 3 Class	(6,725,939)	(44,122,254)
Class R	(20,461)	(257,293)
Class V	(1,098,974)	(7,652,395)
Total distributions to shareholders	(9,998,263)	(71,915,632)
Decrease in net assets from capital stock activity	(359,842,003)	(71,421,348)
Total decrease in net assets	(292,161,512)	(185,857,419)
Net assets at beginning of period	523,473,725	709,331,144
Net assets at end of period	$231,312,213	$523,473,725
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Value Fund | Semiannual Report 2021

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	January 31, 2021 (Unaudited)		July 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	568,827	5,010,071	1,313,288	11,042,013
Distributions reinvested	65,135	595,337	563,724	5,118,614
Redemptions	(1,171,539)	(10,232,563)	(2,614,977)	(22,239,596)
Net decrease	(537,577)	(4,627,155)	(737,965)	(6,078,969)
Advisor Class
Subscriptions	8,879	78,803	43,309	389,692
Distributions reinvested	2,986	27,556	22,006	201,791
Redemptions	(44,697)	(402,335)	(188,926)	(1,749,143)
Net decrease	(32,832)	(295,976)	(123,611)	(1,157,660)
Class C
Subscriptions	15,302	129,465	52,636	449,352
Distributions reinvested	7,389	65,686	112,170	991,586
Redemptions	(136,820)	(1,185,892)	(523,630)	(4,341,107)
Net decrease	(114,129)	(990,741)	(358,824)	(2,900,169)
Institutional Class
Subscriptions	560,594	4,994,802	2,152,137	18,282,649
Distributions reinvested	114,918	1,061,837	1,081,019	9,912,947
Redemptions	(4,132,537)	(36,308,578)	(4,547,703)	(39,555,841)
Net decrease	(3,457,025)	(30,251,939)	(1,314,547)	(11,360,245)
Institutional 2 Class
Subscriptions	7,888	66,277	31,358	284,447
Distributions reinvested	1,389	12,793	12,017	109,840
Redemptions	(7,554)	(65,058)	(96,247)	(882,950)
Net increase (decrease)	1,723	14,012	(52,872)	(488,663)
Institutional 3 Class
Subscriptions	1,111,892	9,673,897	2,782,587	23,789,988
Distributions reinvested	714,523	6,595,050	4,816,811	44,121,989
Redemptions	(36,574,386)	(337,181,699)	(13,916,788)	(117,532,399)
Net decrease	(34,747,971)	(320,912,752)	(6,317,390)	(49,620,422)
Class R
Subscriptions	13,492	121,258	60,621	561,183
Distributions reinvested	2,221	20,368	25,240	229,935
Redemptions	(91,101)	(810,177)	(159,893)	(1,331,671)
Net decrease	(75,388)	(668,551)	(74,032)	(540,553)
Class V
Subscriptions	59,886	512,024	54,785	452,720
Distributions reinvested	106,284	968,249	746,544	6,756,219
Redemptions	(413,946)	(3,589,174)	(757,284)	(6,483,606)
Net increase (decrease)	(247,776)	(2,108,901)	44,045	725,333
Total net decrease	(39,210,975)	(359,842,003)	(8,935,196)	(71,421,348)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Semiannual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 1/31/2021 (Unaudited)	$8.09	0.07	1.23	1.30	(0.14)	—	(0.14)
Year Ended 7/31/2020	$9.63	0.16	(0.70)	(0.54)	(0.17)	(0.83)	(1.00)
Year Ended 7/31/2019	$10.82	0.15	(0.31)	(0.16)	(0.16)	(0.87)	(1.03)
Year Ended 7/31/2018	$10.32	0.14	1.14	1.28	(0.21)	(0.57)	(0.78)
Year Ended 7/31/2017	$9.17	0.19	1.11	1.30	(0.15)	—	(0.15)
Year Ended 7/31/2016	$9.56	0.15	0.04	0.19	(0.13)	(0.45)	(0.58)
Advisor Class
Six Months Ended 1/31/2021 (Unaudited)	$8.18	0.08	1.25	1.33	(0.16)	—	(0.16)
Year Ended 7/31/2020	$9.73	0.19	(0.72)	(0.53)	(0.19)	(0.83)	(1.02)
Year Ended 7/31/2019	$10.92	0.18	(0.32)	(0.14)	(0.18)	(0.87)	(1.05)
Year Ended 7/31/2018	$10.41	0.16	1.16	1.32	(0.24)	(0.57)	(0.81)
Year Ended 7/31/2017	$9.25	0.23	1.10	1.33	(0.17)	—	(0.17)
Year Ended 7/31/2016	$9.63	0.10	0.13	0.23	(0.16)	(0.45)	(0.61)
Class C
Six Months Ended 1/31/2021 (Unaudited)	$7.84	0.04	1.19	1.23	(0.08)	—	(0.08)
Year Ended 7/31/2020	$9.36	0.09	(0.68)	(0.59)	(0.10)	(0.83)	(0.93)
Year Ended 7/31/2019	$10.54	0.08	(0.32)	(0.24)	(0.07)	(0.87)	(0.94)
Year Ended 7/31/2018	$10.07	0.06	1.11	1.17	(0.13)	(0.57)	(0.70)
Year Ended 7/31/2017	$8.96	0.11	1.08	1.19	(0.08)	—	(0.08)
Year Ended 7/31/2016	$9.34	0.08	0.05	0.13	(0.06)	(0.45)	(0.51)
Institutional Class
Six Months Ended 1/31/2021 (Unaudited)	$8.19	0.08	1.24	1.32	(0.16)	—	(0.16)
Year Ended 7/31/2020	$9.74	0.18	(0.71)	(0.53)	(0.19)	(0.83)	(1.02)
Year Ended 7/31/2019	$10.93	0.18	(0.32)	(0.14)	(0.18)	(0.87)	(1.05)
Year Ended 7/31/2018	$10.42	0.17	1.15	1.32	(0.24)	(0.57)	(0.81)
Year Ended 7/31/2017	$9.26	0.23	1.10	1.33	(0.17)	—	(0.17)
Year Ended 7/31/2016	$9.64	0.18	0.05	0.23	(0.16)	(0.45)	(0.61)
Institutional 2 Class
Six Months Ended 1/31/2021 (Unaudited)	$8.17	0.09	1.25	1.34	(0.18)	—	(0.18)
Year Ended 7/31/2020	$9.72	0.20	(0.71)	(0.51)	(0.21)	(0.83)	(1.04)
Year Ended 7/31/2019	$10.91	0.19	(0.31)	(0.12)	(0.20)	(0.87)	(1.07)
Year Ended 7/31/2018	$10.39	0.18	1.15	1.33	(0.24)	(0.57)	(0.81)
Year Ended 7/31/2017	$9.24	0.29	1.04	1.33	(0.18)	—	(0.18)
Year Ended 7/31/2016	$9.63	0.19	0.04	0.23	(0.17)	(0.45)	(0.62)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Value Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 1/31/2021 (Unaudited)	$9.25	16.13%	1.34%(c),(d)	1.10%(c),(d),(e)	1.61%(c)	39%	$59,890
Year Ended 7/31/2020	$8.09	(6.75%)	1.26%	1.12%(e)	1.83%	80%	$56,748
Year Ended 7/31/2019	$9.63	(0.87%)	1.23%	1.15%	1.57%	90%	$74,650
Year Ended 7/31/2018	$10.82	12.62%	1.22%	1.15%(e)	1.33%	86%	$78,335
Year Ended 7/31/2017	$10.32	14.23%	1.21%	1.16%(e)	1.94%	78%	$72,684
Year Ended 7/31/2016	$9.17	2.51%	1.21%	1.19%(e)	1.72%	82%	$96,040
Advisor Class
Six Months Ended 1/31/2021 (Unaudited)	$9.35	16.33%	1.09%(c),(d)	0.85%(c),(d),(e)	1.87%(c)	39%	$1,445
Year Ended 7/31/2020	$8.18	(6.55%)	1.01%	0.87%(e)	2.12%	80%	$1,534
Year Ended 7/31/2019	$9.73	(0.57%)	0.98%	0.90%	1.81%	90%	$3,026
Year Ended 7/31/2018	$10.92	12.87%	0.98%	0.90%(e)	1.51%	86%	$7,986
Year Ended 7/31/2017	$10.41	14.47%	0.97%	0.91%(e)	2.35%	78%	$5,845
Year Ended 7/31/2016	$9.25	2.89%	0.97%	0.94%(e)	1.16%	82%	$2,132
Class C
Six Months Ended 1/31/2021 (Unaudited)	$8.99	15.71%	2.09%(c),(d)	1.85%(c),(d),(e)	0.86%(c)	39%	$7,112
Year Ended 7/31/2020	$7.84	(7.45%)	2.01%	1.87%(e)	1.09%	80%	$7,100
Year Ended 7/31/2019	$9.36	(1.66%)	1.98%	1.90%	0.83%	90%	$11,835
Year Ended 7/31/2018	$10.54	11.82%	1.97%	1.90%(e)	0.59%	86%	$14,761
Year Ended 7/31/2017	$10.07	13.34%	1.96%	1.91%(e)	1.18%	78%	$13,852
Year Ended 7/31/2016	$8.96	1.83%	1.96%	1.94%(e)	0.97%	82%	$16,270
Institutional Class
Six Months Ended 1/31/2021 (Unaudited)	$9.35	16.19%	1.09%(c),(d)	0.86%(c),(d),(e)	1.91%(c)	39%	$62,841
Year Ended 7/31/2020	$8.19	(6.53%)	1.01%	0.87%(e)	2.07%	80%	$83,333
Year Ended 7/31/2019	$9.74	(0.57%)	0.98%	0.90%	1.80%	90%	$111,873
Year Ended 7/31/2018	$10.93	12.86%	0.97%	0.90%(e)	1.58%	86%	$206,950
Year Ended 7/31/2017	$10.42	14.46%	0.97%	0.91%(e)	2.33%	78%	$175,663
Year Ended 7/31/2016	$9.26	2.88%	0.95%	0.94%(e)	1.98%	82%	$118,722
Institutional 2 Class
Six Months Ended 1/31/2021 (Unaudited)	$9.33	16.37%	0.89%(c),(d)	0.71%(c),(d)	2.00%(c)	39%	$687
Year Ended 7/31/2020	$8.17	(6.42%)	0.84%	0.73%	2.20%	80%	$588
Year Ended 7/31/2019	$9.72	(0.44%)	0.83%	0.76%	1.96%	90%	$1,213
Year Ended 7/31/2018	$10.91	13.09%	0.83%	0.78%	1.70%	86%	$1,286
Year Ended 7/31/2017	$10.39	14.50%	0.85%	0.82%	2.90%	78%	$977
Year Ended 7/31/2016	$9.24	2.91%	0.82%	0.82%	2.14%	82%	$9
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Semiannual Report 2021	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 1/31/2021 (Unaudited)	$8.19	0.09	1.25	1.34	(0.18)	—	(0.18)
Year Ended 7/31/2020	$9.74	0.20	(0.71)	(0.51)	(0.21)	(0.83)	(1.04)
Year Ended 7/31/2019	$10.93	0.20	(0.32)	(0.12)	(0.20)	(0.87)	(1.07)
Year Ended 7/31/2018	$10.41	0.19	1.15	1.34	(0.25)	(0.57)	(0.82)
Year Ended 7/31/2017	$9.25	0.32	1.02	1.34	(0.18)	—	(0.18)
Year Ended 7/31/2016	$9.64	0.18	0.06	0.24	(0.18)	(0.45)	(0.63)
Class R
Six Months Ended 1/31/2021 (Unaudited)	$8.11	0.06	1.23	1.29	(0.12)	—	(0.12)
Year Ended 7/31/2020	$9.65	0.14	(0.70)	(0.56)	(0.15)	(0.83)	(0.98)
Year Ended 7/31/2019	$10.83	0.13	(0.31)	(0.18)	(0.13)	(0.87)	(1.00)
Year Ended 7/31/2018	$10.33	0.12	1.13	1.25	(0.18)	(0.57)	(0.75)
Year Ended 7/31/2017	$9.19	0.17	1.10	1.27	(0.13)	—	(0.13)
Year Ended 7/31/2016	$9.57	0.13	0.05	0.18	(0.11)	(0.45)	(0.56)
Class V
Six Months Ended 1/31/2021 (Unaudited)	$8.07	0.07	1.22	1.29	(0.14)	—	(0.14)
Year Ended 7/31/2020	$9.60	0.16	(0.69)	(0.53)	(0.17)	(0.83)	(1.00)
Year Ended 7/31/2019	$10.79	0.15	(0.31)	(0.16)	(0.16)	(0.87)	(1.03)
Year Ended 7/31/2018	$10.29	0.14	1.14	1.28	(0.21)	(0.57)	(0.78)
Year Ended 7/31/2017	$9.15	0.19	1.10	1.29	(0.15)	—	(0.15)
Year Ended 7/31/2016	$9.54	0.15	0.04	0.19	(0.13)	(0.45)	(0.58)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Value Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 1/31/2021 (Unaudited)	$9.35	16.39%	0.79%(c),(d)	0.66%(c),(d)	2.17%(c)	39%	$27,442
Year Ended 7/31/2020	$8.19	(6.36%)	0.79%	0.68%	2.28%	80%	$308,660
Year Ended 7/31/2019	$9.74	(0.37%)	0.78%	0.71%	2.01%	90%	$428,447
Year Ended 7/31/2018	$10.93	13.13%	0.77%	0.72%	1.76%	86%	$461,028
Year Ended 7/31/2017	$10.41	14.63%	0.78%	0.77%	3.11%	78%	$447,684
Year Ended 7/31/2016	$9.25	2.96%	0.80%	0.80%	2.04%	82%	$909
Class R
Six Months Ended 1/31/2021 (Unaudited)	$9.28	15.96%	1.59%(c),(d)	1.36%(c),(d),(e)	1.40%(c)	39%	$1,259
Year Ended 7/31/2020	$8.11	(6.96%)	1.51%	1.37%(e)	1.58%	80%	$1,711
Year Ended 7/31/2019	$9.65	(1.05%)	1.48%	1.40%	1.33%	90%	$2,750
Year Ended 7/31/2018	$10.83	12.34%	1.47%	1.40%(e)	1.08%	86%	$3,074
Year Ended 7/31/2017	$10.33	13.84%	1.47%	1.41%(e)	1.75%	78%	$2,930
Year Ended 7/31/2016	$9.19	2.34%	1.46%	1.44%(e)	1.45%	82%	$2,604
Class V
Six Months Ended 1/31/2021 (Unaudited)	$9.22	16.05%	1.34%(c),(d)	1.10%(c),(d),(e)	1.61%(c)	39%	$70,636
Year Ended 7/31/2020	$8.07	(6.66%)	1.26%	1.12%(e)	1.83%	80%	$63,800
Year Ended 7/31/2019	$9.60	(0.87%)	1.23%	1.15%	1.57%	90%	$75,537
Year Ended 7/31/2018	$10.79	12.66%	1.22%	1.15%(e)	1.33%	86%	$83,747
Year Ended 7/31/2017	$10.29	14.15%	1.22%	1.16%(e)	1.98%	78%	$81,312
Year Ended 7/31/2016	$9.15	2.50%	1.21%	1.19%(e)	1.72%	82%	$79,008
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Semiannual Report 2021	19

Notes to Financial Statements
January 31, 2021 (Unaudited)
Note 1. Organization
Columbia Disciplined Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the
20	Columbia Disciplined Value Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a
Columbia Disciplined Value Fund | Semiannual Report 2021	21

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
22	Columbia Disciplined Value Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	9,115*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended January 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,893,853

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(770,015)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended January 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	7,832,703

*	Based on the ending quarterly outstanding amounts for the six months ended January 31, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported,
Columbia Disciplined Value Fund | Semiannual Report 2021	23

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
24	Columbia Disciplined Value Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended January 31, 2021 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Disciplined Value Fund | Semiannual Report 2021	25

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
For the six months ended January 31, 2021, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.27
Advisor Class	0.27
Class C	0.27
Institutional Class	0.27
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.27
Class V	0.27
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $1,811.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $40,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended January 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	13,583
Class C	—	1.00(b)	8
Class V	5.75	0.50 - 1.00(a)	2,838

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
26	Columbia Disciplined Value Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2020 through November 30, 2021	Prior to December 1, 2020
Class A	1.08%	1.11%
Advisor Class	0.83	0.86
Class C	1.83	1.86
Institutional Class	0.83	0.86
Institutional 2 Class	0.70	0.72
Institutional 3 Class	0.64	0.67
Class R	1.33	1.36
Class V	1.08	1.11
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At January 31, 2021, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
194,709,000	39,135,000	(2,374,000)	36,761,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(11,101,482)	—	(11,101,482)
Columbia Disciplined Value Fund | Semiannual Report 2021	27

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $173,047,998 and $531,387,020, respectively, for the six months ended January 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Redemption-in-kind
Proceeds from the sales of securities for Columbia Disciplined Value Fund include the value of securities delivered through an in-kind redemption of certain fund shares. During the six months ended January 31, 2021, securities and other assets with a value of $324,481,762 were distributed to shareholders to satisfy their redemption requests. The net realized gain on these securities was $54,469,950, which is not taxable to remaining shareholders in the Fund.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended January 31, 2021.
Note 9. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank,
28	Columbia Disciplined Value Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended January 31, 2021.
Note 10. Significant risks
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At January 31, 2021, one unaffiliated shareholder of record owned 16.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 25.4% of the outstanding shares of the Fund in one or more accounts. Subscription and
Columbia Disciplined Value Fund | Semiannual Report 2021	29

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Disciplined Value Fund | Semiannual Report 2021

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	39,328,043,938	454,200,292	0
Kathleen Blatz	39,337,937,974	444,306,256	0
Pamela G. Carlton	39,344,288,391	437,955,839	0
Janet Langford Carrig	39,329,254,400	452,989,830	0
J. Kevin Connaughton	39,252,004,295	530,239,934	0
Olive M. Darragh	39,268,887,557	513,356,673	0
Patricia M. Flynn	39,330,975,954	451,268,276	0
Brian J. Gallagher	39,331,403,614	450,840,615	0
Douglas A. Hacker	39,242,844,166	539,400,064	0
Nancy T. Lukitsh	39,349,165,585	433,078,645	0
David M. Moffett	39,309,904,442	472,339,788	0
Catherine James Paglia	39,328,739,370	453,504,860	0
Anthony M. Santomero	39,306,518,896	475,725,334	0
Minor M. Shaw	39,303,595,918	478,648,312	0
Natalie A. Trunow	39,352,416,062	429,828,167	0
Sandra Yeager	39,356,131,780	426,112,449	0
Christopher O. Petersen	39,337,621,211	444,623,019	0
Columbia Disciplined Value Fund | Semiannual Report 2021	31

Columbia Disciplined Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR179_07_L01_(03/21)

SemiAnnual Report
January 31, 2021
Columbia Strategic Municipal Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Strategic Municipal Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Strategic Municipal Income Fund  |  Semiannual Report 2021

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, with a focus on income exempt from federal income tax and capital appreciation.
Portfolio management
Catherine Stienstra
Lead Portfolio Manager
Managed Fund since 2007
Douglas White, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended January 31, 2021)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/24/76	3.48	3.83	4.35	5.78
	Including sales charges		0.35	0.72	3.70	5.46
Advisor Class*		03/19/13	3.49	4.21	4.64	6.00
Class C	Excluding sales charges	06/26/00	2.96	3.18	3.59	5.00
	Including sales charges		1.96	2.18	3.59	5.00
Institutional Class		09/27/10	3.43	4.15	4.62	6.02
Institutional 2 Class*		12/11/13	3.43	4.16	4.63	5.97
Institutional 3 Class*		03/01/17	3.63	4.15	4.59	5.90
Bloomberg Barclays Municipal Bond Index			2.01	4.01	3.79	4.77
Bloomberg Barclays High Yield Municipal Bond Index			7.07	4.50	6.88	7.20
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
The Bloomberg Barclays High Yield Municipal Bond Index measures the non-investment-grade and non-rated US dollar-denominated, fixed-rate, tax-exempt bond market within the 50 United States and four other qualifying regions (Washington DC, Puerto Rico, Guam and the Virgin Islands).
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	3

Fund at a Glance   (continued)
(Unaudited)
Quality breakdown (%) (at January 31, 2021)
AAA rating	10.4
AA rating	26.2
A rating	32.6
BBB rating	19.4
BB rating	3.8
B rating	0.0(a)
D rating	0.4
Not rated	7.2
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at January 31, 2021)
Texas	10.8
Illinois	9.1
New York	7.8
California	7.1
Pennsylvania	5.7
New Jersey	5.1
Washington	4.4
Florida	3.6
Colorado	3.5
Michigan	3.3
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2020 — January 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,034.80	1,020.99	4.01	3.98	0.79
Advisor Class	1,000.00	1,000.00	1,034.90	1,022.24	2.74	2.72	0.54
Class C	1,000.00	1,000.00	1,029.60	1,017.25	7.79	7.75	1.54
Institutional Class	1,000.00	1,000.00	1,034.30	1,022.24	2.74	2.72	0.54
Institutional 2 Class	1,000.00	1,000.00	1,034.30	1,022.29	2.69	2.67	0.53
Institutional 3 Class	1,000.00	1,000.00	1,036.30	1,022.54	2.44	2.42	0.48
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	5

Portfolio of Investments
January 31, 2021 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Exchange-Traded Fixed Income Funds 3.3%
	Shares	Value ($)
United States 3.3%
Columbia Multi-Sector Municipal Income ETF(a)	952,818	21,476,518
VanEck Vectors High-Yield Municipal Index ETF	1,045,000	65,626,000
Total		87,102,518
Total Exchange-Traded Fixed Income Funds (Cost $83,337,925)		87,102,518

Floating Rate Notes 0.9%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
New York 0.9%
New York City Transitional Finance Authority(b),(c)
Revenue Bonds
Future Tax Secured
Subordinated Series 2015 (JPMorgan Chase Bank)
02/01/2045	0.010%	8,015,000	8,015,000
New York City Water & Sewer System(b),(c)
Revenue Bonds
2nd General Resolution
Series 2013 (JPMorgan Chase Bank)
06/15/2050	0.010%	16,005,000	16,005,000
Total			24,020,000
Total Floating Rate Notes (Cost $24,020,000)			24,020,000

Municipal Bonds 94.0%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 1.3%
Alabama Special Care Facilities Financing Authority
Refunding Revenue Bonds
Children’s Hospital of Alabama
Series 2015
06/01/2034	5.000%	4,000,000	4,617,960
Black Belt Energy Gas District
Revenue Bonds
Project No. 4
Series 2019A-1 (Mandatory Put 12/01/25)
12/01/2049	4.000%	15,000,000	17,405,400
Lower Alabama Gas District (The)
Revenue Bonds
Gas Project
Series 2020 (Mandatory Put 12/01/25)
12/01/2050	4.000%	10,000,000	11,588,800
Total			33,612,160
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Arizona 1.4%
Arizona Board of Regents
Revenue Bonds
Series 2020A
07/01/2035	5.000%	1,000,000	1,349,290
07/01/2036	5.000%	1,000,000	1,340,250
07/01/2037	5.000%	1,500,000	2,002,155
Arizona Industrial Development Authority
Revenue Bonds
Great Lakes Senior Living Community
Series 2019
01/01/2049	4.500%	750,000	648,375
Lincoln South Beltway Project
Series 2020
08/01/2030	5.000%	2,000,000	2,707,580
02/01/2031	5.000%	1,500,000	2,052,000
05/01/2031	5.000%	1,500,000	2,062,215
08/01/2031	5.000%	1,500,000	2,072,250
Phoenix Children’s Hospital
Series 2020
02/01/2050	4.000%	1,200,000	1,405,692
Chandler Industrial Development Authority(d)
Revenue Bonds
Intel Corp.
Series 2019 (Mandatory Put 06/03/24)
06/01/2049	5.000%	2,800,000	3,214,092
Industrial Development Authority of the City of Phoenix (The)
Revenue Bonds
Downtown Phoenix Student Housing II LLC - Arizona State University Project
Series 2019
07/01/2059	5.000%	1,000,000	1,109,250
Downtown Student Housing II LLC - Arizona State University Project
Series 2019
07/01/2054	5.000%	1,330,000	1,480,423
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public Schools Project
Series 2016
02/15/2046	5.000%	6,500,000	7,226,310
Series 2018
02/15/2048	5.000%	870,000	1,000,978
Maricopa County Industrial Development Authority
Revenue Bonds
Banner Health
Series 2017A
01/01/2041	4.000%	4,000,000	4,634,200
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maricopa County Industrial Development Authority(e)
Revenue Bonds
Christian Care Surprise, Inc. Project
Series 2016
01/01/2036	5.750%	1,600,000	1,655,744
01/01/2048	6.000%	1,250,000	1,283,025
Total			37,243,829
California 6.9%
ABAG Finance Authority for Nonprofit Corps.
Refunding Revenue Bonds
Episcopal Senior Communities
Series 2012
07/01/2047	5.000%	4,100,000	4,246,903
California Health Facilities Financing Authority
Revenue Bonds
Kaiser Permanente
Subordinated Series 2017A-2
11/01/2044	4.000%	4,280,000	4,996,472
Subordinated Revenue Bonds
Kaiser Permanente
Series 2020A-2
11/01/2047	5.000%	3,000,000	4,766,400
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2017A
02/01/2042	4.000%	3,000,000	3,308,700
02/01/2042	5.000%	1,500,000	1,752,090
California Municipal Finance Authority(e)
Revenue Bonds
California Baptist University
Series 2016A
11/01/2046	5.000%	1,000,000	1,117,690
California School Finance Authority(e)
Revenue Bonds
River Springs Charter School Project
Series 2015
07/01/2046	6.375%	1,000,000	1,143,420
07/01/2046	6.375%	150,000	171,513
California State Public Works Board
Prerefunded 12/01/21 Revenue Bonds
Judicial Council Projects
Series 2011D
12/01/2031	5.000%	5,000,000	5,204,650
Revenue Bonds
Various Capital Projects
Series 2012A
04/01/2037	5.000%	650,000	685,204
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Statewide Communities Development Authority
Refunding Revenue Bonds
Front Porch Communities & Services
Series 2017
04/01/2042	4.000%	1,905,000	2,069,783
California Statewide Communities Development Authority(e)
Revenue Bonds
Loma Linda University Medical Center
Series 2016A
12/01/2046	5.000%	500,000	568,685
City of Los Angeles Department of Airports(d)
Revenue Bonds
Los Angeles International Airport
Subordinated Series 2018
05/15/2044	5.000%	2,000,000	2,453,160
Senior Series 2020C
05/15/2032	5.000%	10,090,000	13,415,059
Compton Unified School District(f)
Unlimited General Obligation Bonds
Compton Unified School District
Series 2019B (BAM)
06/01/2037	0.000%	2,125,000	1,376,129
06/01/2038	0.000%	1,830,000	1,141,206
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Junior Lien
Series 2014C
01/15/2033	6.250%	1,155,000	1,342,953
Series 2014A
01/15/2046	5.750%	4,250,000	4,813,890
Glendale Unified School District(f)
Unlimited General Obligation Refunding Bonds
Series 2015B
09/01/2032	0.000%	1,000,000	695,130
09/01/2033	0.000%	1,100,000	724,669
Golden State Tobacco Securitization Corp.
Refunding Revenue Bonds
Series 2018A-2
06/01/2047	5.000%	8,500,000	8,847,735
Hastings Campus Housing Finance Authority
Revenue Bonds
Senior Green Bonds
Series 2020
07/01/2045	5.000%	3,500,000	4,054,715
Los Angeles Unified School District
Unlimited General Obligation Bonds
Series 2020C
07/01/2029	5.000%	1,000,000	1,354,560
07/01/2033	4.000%	1,000,000	1,261,970
Series 2020RYQ
07/01/2033	5.000%	8,000,000	10,878,800
07/01/2035	5.000%	5,000,000	6,751,800

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	7

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Norman Y. Mineta San Jose International Airport(d)
Refunding Revenue Bonds
Series 2017A
03/01/2041	5.000%	2,000,000	2,415,940
Poway Unified School District(f)
Unlimited General Obligation Bonds
Improvement District No. 2007-1-A
Series 2009
08/01/2030	0.000%	4,475,000	3,954,513
Riverside County Transportation Commission(f)
Revenue Bonds
Senior Lien
Series 2013B
06/01/2029	0.000%	2,500,000	2,105,650
San Francisco City & County Airport Commission - San Francisco International Airport(d)
Revenue Bonds
Series 2019A
05/01/2035	5.000%	14,310,000	18,259,131
05/01/2036	5.000%	5,000,000	6,359,700
Santee CDC Successor Agency
Prerefunded 02/01/21 Tax Allocation Bonds
Santee Community Redevelopment Project
Series 2011A
08/01/2041	7.000%	2,000,000	2,000,000
State Center Community College District
Unlimited General Obligation Bonds
Series 2020B
08/01/2032	4.000%	1,200,000	1,536,804
08/01/2033	3.000%	2,840,000	3,297,041
08/01/2034	3.000%	2,895,000	3,335,416
08/01/2035	3.000%	1,600,000	1,834,544
08/01/2036	3.000%	2,275,000	2,596,389
State of California
Unlimited General Obligation Bonds
Series 2020
11/01/2035	4.000%	1,000,000	1,258,770
Various Purpose
Series 2012
04/01/2035	5.250%	4,500,000	4,762,800
Series 2018
10/01/2028	5.000%	5,000,000	6,667,300
Series 2020
03/01/2034	5.000%	14,235,000	19,121,733
03/01/2035	5.000%	1,800,000	2,412,144
Unlimited General Obligation Refunding Bonds
Various Purpose
Series 2020
03/01/2037	4.000%	5,000,000	6,180,700
03/01/2040	4.000%	1,500,000	1,839,990
Unrefunded Unlimited General Obligation Bonds
Series 2004
04/01/2029	5.300%	2,000	2,008
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of California
General Refunding Revenue Bonds
Series 2018AZ
05/15/2043	5.000%	3,455,000	4,387,988
Total			183,471,847
Colorado 3.5%
City & County of Denver(f)
Revenue Bonds
Series 2018-A-2
08/01/2034	0.000%	6,000,000	4,051,800
City & County of Denver Airport System(d)
Refunding Revenue Bonds
Series 2018-A
12/01/2037	5.000%	5,000,000	6,192,800
Subordinated Series 2018-A
12/01/2048	4.000%	3,500,000	3,917,375
Colorado Bridge Enterprise(d)
Revenue Bonds
Central 70 Project
Series 2017
06/30/2051	4.000%	6,690,000	7,336,923
Colorado Educational & Cultural Facilities Authority(e)
Improvement Refunding Revenue Bonds
Skyview Charter School
Series 2014
07/01/2044	5.375%	750,000	792,878
07/01/2049	5.500%	700,000	741,650
Colorado Health Facilities Authority
Improvement Refunding Revenue Bonds
Bethesda Project
Series 2018
09/15/2053	5.000%	10,000,000	11,058,600
Prerefunded 06/01/27 Revenue Bonds
Evangelical Lutheran Good Samaritan Society
Series 2017
06/01/2042	5.000%	3,150,000	4,020,912
Refunding Revenue Bonds
AdventHealth Obligated
Series 2019
11/15/2043	4.000%	1,910,000	2,237,527
CommonSpirit Health
Series 2019A
08/01/2044	4.000%	17,000,000	19,457,350
08/01/2049	4.000%	2,595,000	2,949,295
Series 2019B (Mandatory Put 08/01/26)
08/01/2049	5.000%	3,000,000	3,621,360
Covenant Retirement Communities
Series 2015
12/01/2035	5.000%	850,000	956,564

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
NJH-SJH Center for Outpatient Health
Series 2019
01/01/2037	4.000%	800,000	962,944
01/01/2038	4.000%	1,300,000	1,560,351
01/01/2040	4.000%	1,000,000	1,194,490
Parkview Medical Center, Inc. Project
Series 2020
09/01/2045	4.000%	1,000,000	1,146,680
09/01/2050	4.000%	1,500,000	1,714,275
Senior Living - Ralston Creek at Arvada
Series 2017
11/01/2047	5.750%	6,000,000	5,016,240
Colorado Housing & Finance Authority
Revenue Bonds
Multi-Family Project
Series 2019B1
10/01/2039	3.000%	470,000	509,433
10/01/2049	3.250%	1,000,000	1,076,060
10/01/2054	3.400%	1,000,000	1,077,590
Series 2019K Class I (GNMA)
05/01/2050	3.875%	3,570,000	4,026,532
E-470 Public Highway Authority
Refunding Revenue Bonds
Series 2020A
09/01/2035	5.000%	1,150,000	1,521,910
Jefferson Center Metropolitan District No. 1
Refunding Revenue Bonds
Subordinated Series
Series 2020B
12/15/2050	5.750%	3,500,000	3,703,070
State of Colorado
Certificate of Participation
Series 2020A
12/15/2035	4.000%	750,000	935,647
12/15/2039	4.000%	750,000	920,318
Total			92,700,574
Connecticut 1.4%
Connecticut Housing Finance Authority
Refunding Revenue Bonds
Series 2020A-1
11/15/2045	3.500%	3,870,000	4,381,730
Connecticut State Health & Educational Facilities Authority
Revenue Bonds
Sacred Heart University
Series 2020K
07/01/2045	4.000%	2,000,000	2,291,340
Yale University
07/01/2027	5.000%	2,650,000	3,421,389
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Connecticut
Revenue Bonds
Special Tax Obligation Bonds
Series 2020A
05/01/2033	5.000%	2,750,000	3,656,675
05/01/2039	4.000%	1,700,000	2,025,584
Unlimited General Obligation Bonds
Series 2018C
06/15/2035	5.000%	1,000,000	1,266,060
Series 2018-E
09/15/2035	5.000%	2,000,000	2,547,480
Series 2019A
04/15/2035	5.000%	3,200,000	4,122,048
04/15/2037	4.000%	10,000,000	11,959,700
Series 2020C
06/01/2033	4.000%	300,000	373,239
06/01/2035	4.000%	770,000	948,863
Total			36,994,108
District of Columbia 2.6%
District of Columbia
Prerefunded 07/01/23 Revenue Bonds
KIPP Charter School
Series 2013
07/01/2048	6.000%	300,000	341,643
Refunding Revenue Bonds
Children’s Hospital
Series 2015
07/15/2044	5.000%	2,910,000	3,364,367
Revenue Bonds
KIPP DC Project
Series 2019
07/01/2039	4.000%	1,275,000	1,440,750
07/01/2049	4.000%	695,000	770,540
Series 2019A
03/01/2033	5.000%	2,500,000	3,346,925
Unlimited General Obligation Bonds
Series 2019-A
10/15/2032	5.000%	9,090,000	12,060,703
10/15/2033	5.000%	15,000,000	19,821,000
Metropolitan Washington Airports Authority(d)
Refunding Revenue Bonds
Airport System
Series 2019A
10/01/2033	5.000%	1,755,000	2,273,673
10/01/2035	5.000%	4,745,000	6,112,746
Series 2015B
10/01/2032	5.000%	9,575,000	11,265,945

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	9

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Washington Airports Authority Dulles Toll Road
Refunding Revenue Bonds
Dulles Metrorail
Subordinated Series 2019
10/01/2049	4.000%	2,275,000	2,565,631
Washington Metropolitan Area Transit Authority
Revenue Bonds
Series 2020A
07/15/2033	5.000%	3,525,000	4,771,229
Total			68,135,152
Florida 3.5%
Capital Trust Agency, Inc.(e),(g)
Revenue Bonds
1st Mortgage Tallahassee Tapestry Senior Housing Project
Series 2015
12/01/2045	0.000%	3,430,000	1,372,000
12/01/2050	0.000%	1,000,000	400,000
Capital Trust Agency, Inc.(e)
Revenue Bonds
Wonderful Foundations Charter School Portfolio Projects
Series 2020
01/01/2055	5.000%	3,250,000	3,416,757
Central Florida Expressway Authority
Refunding Revenue Bonds
Senior Lien
Series 2017 (BAM)
07/01/2041	4.000%	5,000,000	5,720,900
City of Atlantic Beach
Revenue Bonds
Fleet Landing Project
Series 2018A
11/15/2053	5.000%	3,000,000	3,363,690
City of Tampa(f)
Revenue Bonds
Capital Appreciation
Series 2020A
09/01/2035	0.000%	650,000	447,278
09/01/2036	0.000%	700,000	460,929
09/01/2037	0.000%	700,000	440,475
City of Tampa
Revenue Bonds
H. Lee Moffitt Cancer Center Project
Series 2020
07/01/2050	5.000%	750,000	941,850
County of Broward Airport System(d)
Revenue Bonds
Series 2019A
10/01/2029	5.000%	1,000,000	1,315,760
10/01/2030	5.000%	1,375,000	1,792,354
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Miami-Dade Aviation(d)
Refunding Revenue Bonds
Series 2019A
10/01/2049	5.000%	14,490,000	17,931,085
County of Osceola Transportation(f)
Refunding Revenue Bonds
Series 2020A-2
10/01/2035	0.000%	2,700,000	1,828,089
10/01/2037	0.000%	4,000,000	2,500,040
10/01/2038	0.000%	1,500,000	901,125
10/01/2039	0.000%	3,300,000	1,904,694
Florida Development Finance Corp.(e)
Refunding Revenue Bonds
Renaissance Charter School, Inc. Projects
Series 2020
09/15/2040	5.000%	1,050,000	1,156,638
Florida Development Finance Corp.(d),(e)
Revenue Bonds
Green Bonds - Brightline Florida Passenger Rail Project
Series 2020
01/01/2049	7.375%	5,000,000	4,866,000
Greater Orlando Aviation Authority(d)
Revenue Bonds
Series 2016A
10/01/2046	5.000%	5,000,000	5,905,750
Hillsborough County Aviation Authority(d)
Revenue Bonds
Tampa International Airport
Subordinated Series 2018
10/01/2048	5.000%	3,450,000	4,132,548
Miami-Dade County Educational Facilities Authority
Revenue Bonds
Series 2018A
04/01/2053	5.000%	8,000,000	9,490,240
Miami-Dade County Health Facilities Authority
Refunding Revenue Bonds
Nicklaus Childrens Hospital
Series 2017
08/01/2047	4.000%	2,250,000	2,498,760
Mid-Bay Bridge Authority
Refunding Revenue Bonds
Series 2015C
10/01/2040	5.000%	1,000,000	1,129,040
Orange County Health Facilities Authority
Refunding Revenue Bonds
Mayflower Retirement Center
Series 2012
06/01/2036	5.000%	250,000	251,540

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Presbyterian Retirement Communities
Series 2016
08/01/2036	5.000%	2,000,000	2,202,240
08/01/2041	5.000%	2,000,000	2,191,760
Palm Beach County Health Facilities Authority
Revenue Bonds
ACTS Retirement
Series 2020B
11/15/2041	4.000%	500,000	565,955
Polk County Industrial Development Authority
Refunding Revenue Bonds
Carpenter’s Home Estates
Series 2019
01/01/2049	5.000%	2,350,000	2,573,979
Putnam County Development Authority
Refunding Revenue Bonds
Seminole Project
Series 2018A
03/15/2042	5.000%	3,335,000	4,057,961
Seminole County Industrial Development Authority
Refunding Revenue Bonds
Legacy Pointe at UCF Project
Series 2019
11/15/2039	5.250%	5,030,000	4,900,679
11/15/2049	5.500%	2,300,000	2,228,769
Total			92,888,885
Georgia 2.4%
Brookhaven Development Authority
Revenue Bonds
Children’s Healthcare of Atlanta
Series 2019
07/01/2044	4.000%	7,000,000	8,306,830
Burke County Development Authority
Revenue Bonds
Georgia Power Co. Plant Vogtle Project
Series 2019 (Mandatory Put 05/25/23)
10/01/2032	2.250%	1,800,000	1,871,316
Cherokee County Water & Sewer Authority
Unrefunded Revenue Bonds
Series 1995 (NPFGC)
08/01/2025	5.200%	2,665,000	3,079,541
City of Atlanta Department of Aviation(d)
Revenue Bonds
Airport
Series 2019B
07/01/2037	4.000%	8,930,000	10,469,621
Subordinated Series 2019
07/01/2040	4.000%	2,500,000	2,910,100
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Dalton Whitfield County Joint Development Authority
Revenue Bonds
Hamilton Health Care System Obligation
Series 2017
08/15/2041	4.000%	1,000,000	1,141,970
Floyd County Development Authority
Revenue Bonds
Spires Berry College Project
Series 2018
12/01/2048	6.250%	2,000,000	1,945,840
Fulton County Development Authority
Revenue Bonds
RAC Series 2017
04/01/2042	5.000%	1,000,000	1,204,150
Gainesville & Hall County Hospital Authority
Refunding Revenue Bonds
Northeast Georgia Health System, Inc. Project
Series 2017
02/15/2037	5.000%	4,280,000	5,168,699
Georgia Housing & Finance Authority
Refunding Revenue Bonds
Series 2020A
12/01/2040	3.050%	1,000,000	1,081,160
Revenue Bonds
Single Family Mortgage Bonds
Series 2017C
06/01/2048	3.750%	4,495,000	4,831,810
Main Street Natural Gas, Inc.
Revenue Bonds
Series 2019B (Mandatory Put 12/02/24)
08/01/2049	4.000%	7,400,000	8,378,132
Series 2019C (Mandatory Put 09/01/26)
03/01/2050	4.000%	7,500,000	8,825,025
Oconee County Industrial Development Authority
Revenue Bonds
Presbyterian Village Athens Project
Series 2018
12/01/2038	6.125%	3,515,000	3,548,322
12/01/2048	6.250%	1,960,000	1,971,839
Total			64,734,355
Hawaii 0.3%
City & County of Honolulu
Unlimited General Obligation Bonds
Honolulu Rail Transit Project
Series 2019
09/01/2030	5.000%	6,000,000	7,869,840

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	11

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Hawaii Department of Budget & Finance
Refunding Revenue Bonds
Special Purpose - Kahala Nui
Series 2012
11/15/2037	5.250%	705,000	752,214
Total			8,622,054
Idaho 0.2%
Idaho Health Facilities Authority
Revenue Bonds
Terraces of Boise Project
Series 2014A
10/01/2044	8.000%	4,365,000	3,779,523
10/01/2049	8.125%	1,635,000	1,412,264
Total			5,191,787
Illinois 9.0%
Chicago Board of Education
Special Tax Bonds
Series 2017
04/01/2042	5.000%	1,600,000	1,862,112
Unlimited General Obligation Bonds
Dedicated
Series 2017H
12/01/2046	5.000%	3,000,000	3,496,830
Project
Series 2015C
12/01/2039	5.250%	2,000,000	2,225,960
Series 2018
12/01/2046	5.000%	2,500,000	2,969,275
Unlimited General Obligation Refunding Bonds
Series 2018A (AGM)
12/01/2034	5.000%	500,000	623,695
Chicago Board of Education(e)
Unlimited General Obligation Bonds
Dedicated
Series 2017A
12/01/2046	7.000%	3,615,000	4,701,741
Chicago Board of Education(h)
Unlimited General Obligation Bonds
Series 2021A
12/01/2035	5.000%	2,560,000	3,222,502
12/01/2040	5.000%	1,000,000	1,250,730
Chicago Board of Education(f)
Unlimited General Obligation Refunding Bonds
Series 2019A
12/01/2025	0.000%	2,000,000	1,869,720
Chicago Midway International Airport
Refunding Revenue Bonds
2nd Lien
Series 2013B
01/01/2035	5.250%	3,000,000	3,249,660
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014B
01/01/2035	5.000%	5,000,000	5,547,150
Chicago O’Hare International Airport(d)
Refunding Revenue Bonds
Senior Lien
Series 2018
01/01/2037	5.000%	2,000,000	2,479,200
Revenue Bonds
General Senior Lien
Series 2017D
01/01/2042	5.000%	8,895,000	10,541,198
01/01/2052	5.000%	8,030,000	9,404,013
Senior Lien
Series 2017G
01/01/2042	5.000%	2,650,000	3,140,436
01/01/2047	5.000%	1,000,000	1,175,570
Series 2017J
01/01/2037	5.000%	2,000,000	2,392,820
TriPs Obligated Group
Series 2018
07/01/2038	5.000%	1,000,000	1,200,390
07/01/2048	5.000%	800,000	942,400
Chicago O’Hare International Airport
Revenue Bonds
Customer Facility Charge Senior Lien
Series 2013
01/01/2043	5.750%	2,285,000	2,457,769
Series 2015D
01/01/2046	5.000%	4,390,000	5,012,985
Chicago Park District
Limited General Obligation Bonds
Series 2016A
01/01/2040	5.000%	1,650,000	1,879,284
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
2nd Lien
Series 2015C
01/01/2039	5.000%	530,000	609,150
Revenue Bonds
2nd Lien
Series 2012
01/01/2025	5.000%	5,000,000	5,189,400
01/01/2042	5.000%	5,000,000	5,167,450
Series 2014
01/01/2034	5.000%	1,000,000	1,111,560
01/01/2039	5.000%	2,000,000	2,211,560
City of Chicago Waterworks
Revenue Bonds
2nd Lien
Series 2012
11/01/2031	5.000%	2,000,000	2,139,100

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014
11/01/2044	5.000%	650,000	729,001
Series 2016
11/01/2030	5.000%	10,775,000	12,816,862
City of Springfield Electric
Refunding Revenue Bonds
Senior Lien
Series 2015 (AGM)
03/01/2040	4.000%	5,000,000	5,369,500
County of Cook
Unlimited General Obligation Refunding Bonds
Series 2018
11/15/2035	5.000%	900,000	1,135,971
Illinois Finance Authority
Refunding Revenue Bonds
Northshore University Health System
Series 2020A
08/15/2033	5.000%	1,250,000	1,680,275
08/15/2037	4.000%	3,000,000	3,673,470
Rush University Medical Center
Series 2015B
11/15/2039	5.000%	1,810,000	2,086,496
Silver Cross Hospital & Medical Centers
Series 2015C
08/15/2035	5.000%	1,500,000	1,712,955
Illinois State Toll Highway Authority
Refunding Senior Revenue Bonds
Series 2019B
01/01/2031	5.000%	3,500,000	4,690,560
Metropolitan Pier & Exposition Authority(f)
Refunding Revenue Bonds
Capital Appreciation - McCormick Place Expansion
Series 2002A (BAM)
12/15/2054	0.000%	5,000,000	1,815,100
Revenue Bonds
Capital Appreciation
Series 1993A Escrowed to Maturity (FGIC)
06/15/2021	0.000%	1,870,000	1,867,793
Capital Appreciation - McCormick Place Expansion
Series 2002A (AGM)
12/15/2040	0.000%	10,000,000	5,986,200
McCormick Place Expansion Project
Series 2017A (AGM)
12/15/2056	0.000%	10,000,000	3,405,900
Metropolitan Pier & Exposition Authority
Refunding Revenue Bonds
McCormick Place Expansion Project
Series 2020
06/15/2050	4.000%	2,400,000	2,626,128
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
McCormick Place Expansion Project
Series 2017
06/15/2057	5.000%	3,025,000	3,482,229
Railsplitter Tobacco Settlement Authority
Prerefunded 06/01/21 Revenue Bonds
Series 2010
06/01/2028	6.000%	5,000,000	5,098,000
State of Illinois
Unlimited General Obligation Bonds
Rebuild Illinois Program
Series 2019B
11/01/2038	4.000%	14,460,000	16,175,679
Series 2013
07/01/2026	5.500%	1,955,000	2,160,295
07/01/2033	5.500%	5,000,000	5,424,650
07/01/2038	5.500%	875,000	945,166
Series 2016
01/01/2026	5.000%	2,965,000	3,476,640
11/01/2027	5.000%	2,785,000	3,308,914
Series 2017A
12/01/2035	5.000%	1,345,000	1,576,636
12/01/2036	5.000%	5,000,000	5,845,200
Series 2018A
05/01/2032	5.000%	2,500,000	2,986,975
05/01/2033	5.000%	5,000,000	5,948,450
05/01/2039	5.000%	4,320,000	5,064,034
05/01/2040	5.000%	6,005,000	7,026,751
05/01/2041	5.000%	6,000,000	7,002,420
Series 2018B
05/01/2027	5.000%	4,950,000	5,970,393
Series 2019B
11/01/2034	4.000%	8,795,000	9,980,654
Series 2020
05/01/2039	5.500%	2,700,000	3,391,227
05/01/2045	5.750%	1,750,000	2,205,875
Unlimited General Obligation Refunding Bonds
Series 2018-A
10/01/2031	5.000%	2,500,000	3,020,725
Total			237,760,784
Indiana 0.2%
City of Whiting(d)
Refunding Revenue Bonds
BP Products North America
Series 2019 (Mandatory Put 06/05/26)
12/01/2044	5.000%	3,200,000	3,961,888

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	13

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Iowa 1.0%
Iowa Finance Authority
Revenue Bonds
Council Bluffs, Inc. Project
Series 2018
08/01/2048	5.125%	1,750,000	1,834,455
Genesis Health System
Series 2013
07/01/2033	5.000%	5,000,000	5,438,500
Lifespace Communities, Inc.
Series 2018-A
05/15/2043	5.000%	5,000,000	5,670,300
Series 2020A (GNMA)
01/01/2040	2.700%	5,000,000	5,327,650
PEFA, Inc.
Revenue Bonds
Series 2019 (Mandatory Put 09/01/26)
09/01/2049	5.000%	7,000,000	8,581,230
Total			26,852,135
Kansas 0.5%
University of Kansas Hospital Authority
Improvement Refunding Revenue Bonds
Kansas University Health System
Series 2015
09/01/2045	5.000%	3,725,000	4,320,367
Refunding Revenue Bonds
University of Kansas Health System
Series 2019
03/01/2036	4.000%	2,750,000	3,335,062
03/01/2037	4.000%	2,500,000	3,021,175
03/01/2038	4.000%	2,500,000	3,012,650
Total			13,689,254
Kentucky 0.3%
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
Owensboro Health System
Series 2017A
06/01/2037	5.000%	1,200,000	1,345,404
Kentucky Municipal Power Agency
Refunding Revenue Bonds
Forward Delivery Prairie State Project
Series 2020
09/01/2034	5.000%	1,035,000	1,314,647
Kentucky Public Energy Authority
Revenue Bonds
Series 2020A (Mandatory Put 06/01/26)
12/01/2050	4.000%	4,000,000	4,675,080
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Kentucky State Property & Building Commission
Revenue Bonds
Project #119
Series 2018
05/01/2036	5.000%	1,000,000	1,224,530
Total			8,559,661
Louisiana 0.5%
Ascension Parish Industrial Development Board, Inc.
Revenue Bonds
Impala Warehousing LLC
Series 2011
07/01/2036	6.000%	3,980,000	4,157,548
Louisiana Public Facilities Authority
Refunding Revenue Bonds
19th Judicial District Court
Series 2015 (AGM)
06/01/2036	5.000%	1,000,000	1,156,750
Ochsner Clinic Foundation Project
Series 2017
05/15/2042	5.000%	2,000,000	2,392,840
Revenue Bonds
Provident Group - Flagship Properties
Series 2017
07/01/2057	5.000%	1,500,000	1,744,080
New Orleans Aviation Board(d)
Revenue Bonds
General Airport-North Terminal
Series 2017B
01/01/2048	5.000%	1,275,000	1,491,227
Parish of St. James(e)
Revenue Bonds
NuStar Logistics LP Project
Series 2020-2
07/01/2040	6.350%	1,250,000	1,609,725
Total			12,552,170
Maryland 1.8%
Maryland Community Development Administration
Refunding Revenue Bonds
Series 2019B
09/01/2039	3.200%	7,475,000	8,182,060
Revenue Bonds
Series 2019C
09/01/2039	3.000%	7,500,000	8,041,650
Maryland Economic Development Corp.
Tax Allocation Bonds
Port Covington Project
Series 2020
09/01/2040	4.000%	875,000	976,710

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Meritus Medical Center Issue
Series 2015
07/01/2040	5.000%	1,200,000	1,367,544
Revenue Bonds
University of Maryland Medical System
Series 2017
07/01/2048	4.000%	3,665,000	4,091,460
State of Maryland
Unlimited General Obligation Bonds
Series 2017A
03/15/2026	5.000%	2,845,000	3,532,096
State and Local Facilities
Series 2020A
03/15/2032	5.000%	15,000,000	20,513,250
Total			46,704,770
Massachusetts 1.5%
Commonwealth of Massachusetts
Refunding Revenue Bonds
Series 2005 (NPFGC)
01/01/2027	5.500%	500,000	631,090
Massachusetts Development Finance Agency
Refunding Revenue Bonds
UMass Memorial Healthcare
Series 2017
07/01/2044	4.000%	7,500,000	8,385,375
Revenue Bonds
UMass Boston Student Housing Project
Series 2016
10/01/2041	5.000%	2,000,000	2,093,140
Massachusetts Educational Financing Authority(d)
Refunding Revenue Bonds
Issue K
Series 2017A
07/01/2026	5.000%	1,650,000	2,011,185
Subordinated Series 2017B
07/01/2046	4.250%	3,000,000	3,235,320
Massachusetts Port Authority(d)
Refunding Revenue Bonds
BosFuel Project
Series 2019A
07/01/2044	4.000%	1,500,000	1,707,855
Series 2019A
Series 2019
07/01/2031	5.000%	7,065,000	9,165,778
Revenue Bonds
Series 2019C
07/01/2044	5.000%	10,000,000	12,472,300
Total			39,702,043
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Michigan 3.2%
City of Detroit Sewage Disposal System
Prerefunded 07/01/22 Revenue Bonds
Senior Lien
Series 2012A
07/01/2039	5.250%	1,700,000	1,823,420
City of Detroit Water Supply System
Prerefunded 07/01/21 Revenue Bonds
Senior Lien
Series 2011A
07/01/2041	5.250%	1,500,000	1,532,145
Grand Traverse County Hospital Finance Authority
Revenue Bonds
Munson Healthcare
Series 2014A
07/01/2047	5.000%	505,000	557,631
Great Lakes Water Authority Water Supply System
Revenue Bonds
2nd Lien
Series 2016B
07/01/2046	5.000%	6,615,000	7,824,420
Michigan Finance Authority
Refunding Revenue Bonds
Senior Lien - Great Lakes Water Authority
Series 2014C-6
07/01/2033	5.000%	430,000	491,559
Series 2015
11/15/2045	5.000%	1,220,000	1,375,404
Trinity Health Corp.
Series 2017
12/01/2042	5.000%	500,000	617,095
Trinity Health Credit Group
Series 2019
12/01/2036	4.000%	3,000,000	3,623,250
Revenue Bonds
Beaumont Health Credit Group
Series 2016S
11/01/2044	5.000%	7,500,000	8,697,675
Henry Ford Health System
Series 2019A
11/15/2048	5.000%	1,320,000	1,658,765
Local Government Loan Program - Great Lakes Water Authority
Series 2015
07/01/2034	5.000%	1,000,000	1,168,660
07/01/2035	5.000%	5,000,000	5,824,500
Michigan State Hospital Finance Authority
Refunding Revenue Bonds
Ascension Health Senior Care Group
Series 2010F-4
11/15/2047	5.000%	835,000	1,068,391

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	15

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Michigan State Housing Development Authority
Revenue Bonds
Series 2018A
12/01/2033	3.600%	1,365,000	1,519,218
10/01/2043	4.000%	2,300,000	2,555,254
Series 2019A-1
10/01/2044	3.250%	1,500,000	1,611,780
Series 2019B
12/01/2044	3.100%	6,000,000	6,361,860
U.S. Department of Housing and Urban Development
Series 2017A
10/01/2042	3.750%	4,060,000	4,412,042
10/01/2047	3.850%	5,000,000	5,423,700
Michigan Strategic Fund(d)
Revenue Bonds
I-75 Improvement Project
Series 2018
12/31/2043	5.000%	15,500,000	18,941,465
Wayne County Airport Authority
Revenue Bonds
Series 2015D
12/01/2045	5.000%	6,455,000	7,566,551
Wayne County Airport Authority(d)
Revenue Bonds
Series 2017B
12/01/2042	5.000%	700,000	846,678
Total			85,501,463
Minnesota 2.7%
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2050	6.125%	3,000,000	2,887,260
City of Brooklyn Center
Revenue Bonds
Sanctuary Brooklyn Center Project
Series 2016
11/01/2035	5.500%	985,000	942,901
City of Forest Lake
Revenue Bonds
Lakes International Language Academy
Series 2019
08/01/2036	5.000%	835,000	948,276
08/01/2043	5.250%	500,000	568,155
City of North Oaks
Refunding Revenue Bonds
Waverly Gardens Project
Series 2016
10/01/2047	5.000%	4,000,000	4,369,160
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Wayzata
Refunding Revenue Bonds
Folkstone Senior Living Co.
Series 2019
08/01/2044	4.000%	1,500,000	1,534,200
County of Hennepin
Unlimited General Obligation Bonds
Series 2020C
12/15/2035	5.000%	8,980,000	12,024,040
Duluth Economic Development Authority
Refunding Revenue Bonds
Essentia Health Obligation Group
Series 2018
02/15/2048	4.250%	6,500,000	7,198,295
02/15/2053	5.000%	8,000,000	9,460,720
Essential Health Obligated Group
Series 2018
02/15/2043	5.000%	2,000,000	2,393,240
Hastings Independent School District No. 200(f)
Unlimited General Obligation Bonds
Student Credit Enhancement Program School Building
Series 2018A
02/01/2031	0.000%	2,340,000	1,926,779
02/01/2034	0.000%	1,565,000	1,132,465
Housing & Redevelopment Authority of The City of St. Paul
Prerefunded 11/15/25 Revenue Bonds
HealthEast Care System Project
Series 2015
11/15/2040	5.000%	400,000	487,988
Minneapolis-St. Paul Metropolitan Airports Commission(d)
Refunding Revenue Bonds
Subordinated Series 2016D
01/01/2041	5.000%	750,000	880,343
Minnesota Higher Education Facilities Authority
Prerefunded 10/01/21 Revenue Bonds
Hamline University
7th Series 2011K2
10/01/2040	6.000%	2,250,000	2,336,693
St. Cloud Housing & Redevelopment Authority
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	5.250%	2,845,000	2,404,822
State of Minnesota
Unlimited General Obligation Bonds
Series 2020A
08/01/2029	5.000%	14,070,000	19,191,058
Total			70,686,395

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Missouri 2.2%
Cape Girardeau County Industrial Development Authority
Refunding Revenue Bonds
SoutheastHEALTH
Series 2017
03/01/2036	5.000%	750,000	823,320
Health & Educational Facilities Authority
Refunding Revenue Bonds
Mosaic Health System
Series 2019
02/15/2044	4.000%	2,000,000	2,306,480
Health & Educational Facilities Authority of the State of Missouri
Refunding Revenue Bonds
Mercy Health
Series 2017C
11/15/2036	4.000%	1,500,000	1,734,855
Revenue Bonds
Lutheran Senior Services
Series 2011
02/01/2041	6.000%	650,000	652,132
Series 2014
02/01/2044	5.000%	2,275,000	2,445,079
Medical Research Lutheran Services
Series 2016A
02/01/2036	5.000%	1,000,000	1,130,300
Kansas City Industrial Development Authority(d)
Revenue Bonds
Kansas City International Airport
Series 2019
03/01/2044	5.000%	12,500,000	15,260,375
Series 2020A
03/01/2036	4.000%	1,675,000	1,973,719
03/01/2045	4.000%	16,000,000	18,366,880
Kirkwood Industrial Development Authority
Refunding Revenue Bonds
Aberdeen Heights Project
Series 2017
05/15/2042	5.250%	1,260,000	1,375,214
05/15/2050	5.250%	500,000	541,625
Missouri Housing Development Commission
Revenue Bonds
First Place Homeownership Loan Program
Series 2020A (GNMA)
11/01/2045	2.700%	1,195,000	1,267,608
05/01/2050	2.850%	1,120,000	1,192,778
Missouri Joint Municipal Electric Utility Commission
Refunding Revenue Bonds
Series 2016A
12/01/2041	4.000%	5,000,000	5,563,800
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. Louis County Industrial Development Authority
Refunding Revenue Bonds
St. Andrew’s Resources for Seniors Obligated Group
Series 2015
12/01/2035	5.000%	1,500,000	1,568,565
Revenue Bonds
Friendship Village Sunset Hills
Series 2012
09/01/2032	5.000%	1,120,000	1,165,237
09/01/2042	5.000%	2,000,000	2,065,940
Total			59,433,907
Montana 0.1%
City of Kalispell
Refunding Revenue Bonds
Immanuel Lutheran Corp. Project
Series 2017
05/15/2052	5.250%	520,000	530,270
Montana Board of Housing
Revenue Bonds
Series 2017B-2
12/01/2042	3.500%	510,000	548,301
12/01/2047	3.600%	665,000	713,818
Total			1,792,389
Nebraska 1.3%
Douglas County Hospital Authority No. 2
Revenue Bonds
Madonna Rehabilitation Hospital
Series 2014
05/15/2044	5.000%	4,350,000	4,807,924
Douglas County Hospital Authority No. 3
Refunding Revenue Bonds
Health Facilities - Nebraska Methodist Health System
Series 2015
11/01/2036	4.125%	2,000,000	2,208,960
Nebraska Educational Health Cultural & Social Services Finance Authority
Refunding Revenue Bonds
Immanuel Obligated Group
Series 2019
01/01/2037	4.000%	1,000,000	1,125,610
01/01/2038	4.000%	1,300,000	1,458,886
01/01/2039	4.000%	1,810,000	2,025,191
01/01/2044	4.000%	15,000,000	16,603,800
Nebraska Investment Finance Authority
Revenue Bonds
Series 2019D
09/01/2039	2.850%	5,000,000	5,332,400
09/01/2042	3.050%	1,645,000	1,751,267
Total			35,314,038

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	17

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Nevada 0.3%
Carson City
Prerefunded 09/01/22 Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2012
09/01/2033	5.000%	2,600,000	2,789,956
City of Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2017
09/01/2042	5.000%	845,000	986,166
Clark County School District
Limited General Obligation Bonds
Series 2020A (AGM)
06/15/2037	4.000%	850,000	1,028,270
06/15/2040	4.000%	1,225,000	1,464,426
State of Nevada Department of Business & Industry(e)
Revenue Bonds
Somerset Academy
Series 2015A
12/15/2035	5.000%	570,000	611,382
Series 2018A
12/15/2038	5.000%	415,000	442,058
Total			7,322,258
New Hampshire 0.2%
New Hampshire Business Finance Authority(d)
Refunding Revenue Bonds
Waste Management, Inc. Project
Series 2019 (Mandatory Put 07/01/24)
07/01/2027	2.150%	3,000,000	3,168,930
New Hampshire Business Finance Authority(e)
Revenue Bonds
The Vista Project
Series 2019A
07/01/2046	5.625%	2,000,000	2,113,320
New Hampshire Health & Education Facilities Authority Act
Refunding Revenue Bonds
Elliot Hospital
Series 2016
10/01/2038	5.000%	850,000	1,001,377
Total			6,283,627
New Jersey 5.0%
City of Atlantic City
Unlimited General Obligation Bonds
Tax Appeal
Series 2017B (AGM)
03/01/2037	5.000%	340,000	406,246
03/01/2042	4.000%	1,250,000	1,392,112
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Refunding Bonds
Build America Mutual Assurance Co. Tax Appeal
Series 2017A
03/01/2042	5.000%	1,000,000	1,183,230
Garden State Preservation Trust(f)
Revenue Bonds
Capital Appreciation
Series 2003B (AGM)
11/01/2022	0.000%	10,000,000	9,895,300
New Jersey Economic Development Authority
Prerefunded 06/15/25 Revenue Bonds
Series 2015WW
06/15/2040	5.250%	20,000	24,333
Refunding Revenue Bonds
Series 2015XX
06/15/2024	5.000%	2,000,000	2,295,000
Subordinated Series 2017A
07/01/2030	3.375%	2,000,000	2,102,020
Revenue Bonds
School Facilities Construction
Series 2019
06/15/2044	5.000%	1,800,000	2,221,398
Self-Designated Social Bonds
Series 2021
06/15/2046	4.000%	1,500,000	1,726,470
Series 2017DDD
06/15/2042	5.000%	1,000,000	1,185,680
Transportation Project
Series 2020
11/01/2044	5.000%	3,000,000	3,691,710
Unrefunded Revenue Bonds
Series 2015WW
06/15/2040	5.250%	355,000	409,737
New Jersey Economic Development Authority(d)
Refunding Revenue Bonds
New Jersey Natural Gas Co. Project
Series 2019
08/01/2041	3.000%	6,000,000	6,126,600
New Jersey Educational Facilities Authority
Revenue Bonds
Green Bonds
Series 2020A
07/01/2038	5.000%	1,980,000	2,477,673
07/01/2039	5.000%	2,080,000	2,596,381
07/01/2045	5.000%	700,000	859,663
New Jersey Higher Education Student Assistance Authority(d)
Revenue Bonds
Series 2018A
12/01/2034	4.000%	400,000	435,956
12/01/2035	4.000%	400,000	434,496

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Housing & Mortgage Finance Agency(d)
Refunding Revenue Bonds
Series 2017D
11/01/2037	4.250%	1,525,000	1,688,160
Single Family Housing
Series 2018
10/01/2032	3.800%	2,300,000	2,553,828
New Jersey Housing & Mortgage Finance Agency
Refunding Revenue Bonds
Single Family Housing
Series 2019C
10/01/2039	3.850%	3,135,000	3,496,152
New Jersey Transportation Trust Fund Authority
Refunding Revenue Bonds
Federal Highway Reimbursement
Series 2018
06/15/2030	5.000%	4,000,000	4,763,160
Transportation System
Series 2018-A
12/15/2035	5.000%	5,000,000	6,189,450
Series 2019
12/15/2033	5.000%	2,850,000	3,620,070
12/15/2039	5.000%	1,460,000	1,825,730
Revenue Bonds
Series 2020AA
06/15/2045	4.000%	4,000,000	4,623,920
06/15/2045	5.000%	8,500,000	10,651,180
Transportation Program
Series 2013AA
06/15/2044	5.000%	8,090,000	8,756,697
Series 2015AA
06/15/2041	5.250%	6,000,000	6,913,860
Series 2019
06/15/2046	5.000%	3,500,000	4,226,005
New Jersey Transportation Trust Fund Authority(f)
Revenue Bonds
Capital Appreciation Transportation System
Series 2010A
12/15/2030	0.000%	6,000,000	4,940,280
New Jersey Turnpike Authority
Refunding Revenue Bonds
Series 2017B
01/01/2040	5.000%	1,000,000	1,231,610
Series 2017E
01/01/2032	5.000%	2,500,000	3,150,050
Series 2017G
01/01/2034	4.000%	15,160,000	17,755,847
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Jersey Port Corp.(d)
Revenue Bonds
Marine Terminal
Subordinated Series 2017B
01/01/2048	5.000%	2,900,000	3,359,273
State of New Jersey
Unlimited General Obligation Bonds
COVID-19 Emergency Bonds
Series 2020
06/01/2031	4.000%	1,250,000	1,571,387
Tobacco Settlement Financing Corp.
Refunding Revenue Bonds
Subordinated Series 2018B
06/01/2046	5.000%	2,000,000	2,383,120
Total			133,163,784
New Mexico 0.3%
New Mexico Hospital Equipment Loan Council
Revenue Bonds
La Vida Expansion Project
Series 2019
07/01/2039	5.000%	1,225,000	1,403,924
New Mexico Mortgage Finance Authority
Revenue Bonds
Revenue Bonds
Series 2020
07/01/2035	2.500%	885,000	944,835
Series 2020 (GNMA)
07/01/2040	2.700%	2,320,000	2,468,758
Single Family Mortgage Program
Series 2019D Class I (GNMA)
07/01/2044	3.250%	3,225,000	3,460,554
Total			8,278,071
New York 6.8%
City of New York
Unlimited General Obligation Bonds
Multi Modal
Series 2020D-1
03/01/2043	5.000%	3,000,000	3,840,660
Series 2020C
08/01/2033	5.000%	1,500,000	2,011,485
08/01/2042	5.000%	2,500,000	3,238,350
Subordinated Series 2018D-1
12/01/2038	5.000%	10,000,000	12,656,500
Subordinated Series 2018F-1
04/01/2037	5.000%	5,390,000	6,731,086
Unlimited General Obligation Refunding Bonds
Series 2020A-1
08/01/2032	5.000%	2,000,000	2,697,580
08/01/2034	4.000%	1,000,000	1,233,200

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	19

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Glen Cove Local Economic Assistance Corp.(i)
Revenue Bonds
Garvies Point
Series 2016 CABS
01/01/2055	0.000%	2,500,000	2,710,775
Housing Development Corp.
Revenue Bonds
Sustainable Neighborhood
Series 2017G
11/01/2042	3.600%	4,000,000	4,262,160
Long Island Power Authority
Revenue Bonds
General
Series 2017
09/01/2042	5.000%	2,000,000	2,460,460
Metropolitan Transportation Authority(f)
Refunding Revenue Bonds
Series 2012A
11/15/2032	0.000%	2,605,000	2,126,227
Metropolitan Transportation Authority
Revenue Bonds
BAN Series 2020A-S2
02/01/2022	4.000%	5,000,000	5,147,450
Green Bonds
Series 2020C-1
11/15/2050	5.000%	10,935,000	13,450,378
New York City Housing Development Corp.
Revenue Bonds
Sustainable Neighborhood
Series 2018
11/01/2048	3.900%	2,000,000	2,164,100
Series 2019
11/01/2049	3.250%	7,310,000	7,658,614
New York City Transitional Finance Authority
Revenue Bonds
Future Tax Secured
Subordinated Series 2017F-1
05/01/2036	5.000%	5,170,000	6,428,430
Subordinated Series 2020
05/01/2041	4.000%	5,000,000	6,006,100
Subordinated Series 2020D
11/01/2042	4.000%	10,000,000	12,007,800
Future Tax Subordinated Bonds
Subordinated Series 2020C
05/01/2038	4.000%	700,000	847,945
05/01/2039	4.000%	1,000,000	1,207,990
New York State Dormitory Authority
Revenue Bonds
NYU Langone Hospitals Obligated Group
Series 2020A
07/01/2050	4.000%	2,000,000	2,365,260
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Environmental Facilities Corp.(d),(e)
Revenue Bonds
Casella Waste Systems, Inc.
Series 2019 (Mandatory Put 12/03/29)
12/01/2044	2.875%	1,000,000	1,038,410
New York State Housing Finance Agency
Revenue Bonds
Affordable Housing
Series 2017M
11/01/2047	3.750%	3,585,000	3,867,570
New York Transportation Development Corp.(d)
Refunding Revenue Bonds
Terminal 4 John F. Kennedy International Airport Project
Series 2020
12/01/2025	5.000%	1,100,000	1,310,452
Revenue Bonds
Delta Air Lines, Inc. Laguardia
Series 2020
10/01/2040	5.000%	12,290,000	15,180,485
10/01/2045	4.375%	2,500,000	2,916,500
New York Transportation Development Corp.
Refunding Revenue Bonds
Terminal 4 John F. Kennedy International Airport Project
Series 2020
12/01/2031	5.000%	1,100,000	1,463,616
12/01/2032	5.000%	1,400,000	1,841,252
Port Authority of New York & New Jersey(d)
Refunding Revenue Bonds
Consolidated 197th
Series 2016-197
11/15/2036	5.000%	2,000,000	2,442,580
Consolidated 206th
Series 2017-206
11/15/2047	5.000%	1,500,000	1,826,835
Series 2018-207
09/15/2032	5.000%	12,235,000	15,352,723
Revenue Bonds
Consolidated Bonds
Series 221
07/15/2045	4.000%	7,775,000	9,098,538
State of New York Mortgage Agency
Refunding Revenue Bonds
Series 2017-203
10/01/2041	3.500%	3,730,000	3,996,396
Series 2018-208
10/01/2034	3.600%	5,000,000	5,548,150
Triborough Bridge & Tunnel Authority
Revenue Bonds
MTA Bridges and Tunnels
Series 2020A
11/15/2049	5.000%	3,000,000	3,878,700

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ulster County Capital Resource Corp.(e)
Refunding Revenue Bonds
Woodland Pond at New Paltz
Series 2017
09/15/2042	5.250%	5,095,000	5,111,610
09/15/2047	5.250%	1,475,000	1,456,164
09/15/2053	5.250%	3,045,000	2,975,087
Total			180,557,618
North Carolina 1.7%
City of Charlotte Water & Sewer System
Refunding Revenue Bonds
Series 2020
07/01/2032	5.000%	1,625,000	2,233,416
07/01/2033	5.000%	2,250,000	3,076,605
07/01/2034	5.000%	1,900,000	2,589,301
North Carolina Housing Finance Agency
Revenue Bonds
Series 2019-42
01/01/2043	2.850%	3,000,000	3,162,840
North Carolina Medical Care Commission
Refunding Revenue Bonds
Southminster, Inc.
Series 2016
10/01/2037	5.000%	1,800,000	1,932,750
United Methodist Retirement
Series 2017
10/01/2042	5.000%	1,100,000	1,195,590
Revenue Bonds
REX Health Care
Series 2020A
07/01/2049	4.000%	5,000,000	5,913,000
Twin Lakes Community
Series 2019A
01/01/2044	5.000%	2,000,000	2,252,980
North Carolina Turnpike Authority
Revenue Bonds
Senior Lien - Triangle Expressway
Series 2019
01/01/2043	5.000%	5,650,000	7,029,221
01/01/2049	5.000%	2,000,000	2,468,020
North Carolina Turnpike Authority(f)
Revenue Bonds
Series 2017C
07/01/2032	0.000%	2,000,000	1,350,080
Series 2019
01/01/2040	0.000%	3,950,000	2,441,219
01/01/2041	0.000%	5,500,000	3,267,440
Series 2020
01/01/2047	0.000%	2,000,000	946,780
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Triangle Expressway System
Series 2019
01/01/2043	0.000%	4,500,000	2,471,400
State of North Carolina
Revenue Bonds
Build NC Programs
Series 2020B
05/01/2033	5.000%	2,250,000	3,062,228
Total			45,392,870
North Dakota 0.4%
North Dakota Housing Finance Agency
Revenue Bonds
Home Mortgage Finance Program
Series 2018
01/01/2042	3.850%	1,680,000	1,845,228
Housing Finance Program
Series 2017 (FHA)
07/01/2040	3.550%	1,135,000	1,216,232
Housing Finance Program-Home Mortgage Finance
Series 2018
07/01/2042	3.950%	3,590,000	3,955,139
Series 2019C
07/01/2039	3.200%	2,620,000	2,833,346
Total			9,849,945
Ohio 1.7%
Buckeye Tobacco Settlement Financing Authority
03/04/2020
06/01/2055	5.000%	4,000,000	4,660,880
City of Middleburg Heights
Prerefunded 08/01/21 Revenue Bonds
Southwest General Facilities
Series 2011
08/01/2036	5.250%	1,870,000	1,918,152
County of Marion
Refunding Revenue Bonds
United Church Homes, Inc.
Series 2019
12/01/2039	5.000%	1,650,000	1,796,900
Lake County Port & Economic Development Authority(e),(g)
Revenue Bonds
1st Mortgage - Tapestry Wickliffe LLC
Series 2017
12/01/2052	0.000%	7,500,000	2,625,000
Miami University
Refunding Revenue Bonds
Series 2017
09/01/2034	5.000%	675,000	816,082

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	21

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Northeast Ohio Regional Sewer District
Refunding Revenue Bonds
Series 2019
11/15/2037	4.000%	2,000,000	2,466,060
Ohio Air Quality Development Authority(d),(i)
Refunding Revenue Bonds
American Electric Power Co. Project
Series 2019 (Mandatory Put 10/01/24)
12/01/2027	2.100%	2,500,000	2,628,700
Ohio Air Quality Development Authority(d)
Refunding Revenue Bonds
American Electric Power Co. Project
Series 2019 (Mandatory Put 10/01/24)
07/01/2028	2.100%	7,000,000	7,360,290
Revenue Bonds
Ohio Valley Electric Crop.
Series 2019 (Mandatory Put 10/01/29)
06/01/2041	2.600%	1,500,000	1,605,735
Ohio Housing Finance Agency
Revenue Bonds
Series 2019B
09/01/2044	3.250%	3,545,000	3,817,752
Ohio Water Development Authority Water Pollution Control
Revenue Bonds
Loan Fund
Series 2020A
12/01/2050	5.000%	4,000,000	5,201,560
Subordinated Series 2020A
12/01/2037	5.000%	6,690,000	8,998,117
State of Ohio
Refunding Revenue Bonds
Cleveland Clinic Health System
Series 2017
01/01/2036	4.000%	1,500,000	1,783,440
Total			45,678,668
Oklahoma 0.1%
Tulsa County Industrial Authority
Refunding Revenue Bonds
Montereau, Inc. Project
Series 2017
11/15/2037	5.250%	1,250,000	1,393,175
11/15/2045	5.250%	1,165,000	1,282,490
Total			2,675,665
Oregon 0.5%
Clackamas County Hospital Facility Authority
Refunding Revenue Bonds
Rose Villa Project
Series 2020A
11/15/2055	5.375%	1,500,000	1,619,400
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2044	5.400%	525,000	563,923
Medford Hospital Facilities Authority
Refunding Revenue Bonds
Asante Project
Series 2020A
08/15/2045	5.000%	4,660,000	6,005,948
Port of Portland Airport(d)
Revenue Bonds
Series 2017-24B
07/01/2042	5.000%	1,000,000	1,183,830
State of Oregon Housing & Community Services Department
Revenue Bonds
Series 2017D
01/01/2038	3.450%	3,840,000	4,204,723
Total			13,577,824
Pennsylvania 5.7%
Allegheny County Hospital Development Authority
Refunding Revenue Bonds
University of Pittsburgh Medical Center
Series 2019
07/15/2038	4.000%	1,750,000	2,059,365
City of Philadelphia Airport(d)
Refunding Revenue Bonds
Series 2017B
07/01/2042	5.000%	2,250,000	2,692,192
Commonwealth Financing Authority
Revenue Bonds
Series 2015A
06/01/2035	5.000%	1,950,000	2,286,589
Tobacco Master Settlement Payment
Series 2018
06/01/2035	5.000%	2,000,000	2,502,660
Commonwealth of Pennsylvania
Refunding Certificate of Participation
Series 2018A
07/01/2037	5.000%	1,600,000	1,974,832
Cumberland County Municipal Authority
Prerefunded 01/01/25 Revenue Bonds
Diakon Lutheran Social Ministries Project
Series 2015
01/01/2038	5.000%	160,000	188,758
Refunding Revenue Bonds
Diakon Lutheran Social Ministries Project
Series 2015
01/01/2038	5.000%	1,470,000	1,627,599

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
East Hempfield Township Industrial Development Authority
Revenue Bonds
Student Service, Inc. Student Housing Project
Series 2014
07/01/2046	5.000%	1,000,000	1,014,990
Franklin County Industrial Development Authority
Refunding Revenue Bonds
Menno-Haven, Inc. Project
Series 2018
12/01/2043	5.000%	1,200,000	1,292,952
Geisinger Authority
Refunding Revenue Bonds
Geisinger Health System
Series 2017
02/15/2047	4.000%	5,000,000	5,634,600
Lancaster County Hospital Authority
Refunding Revenue Bonds
Masonic Villages of the Grand Lodge of Pennsylvania
Series 2015
11/01/2035	5.000%	700,000	779,597
Luzerne County Industrial Development Authority(d)
Refunding Revenue Bonds
Pennsylvania-American Water Co. Project
Series 2019 (Mandatory Put 12/03/29)
12/01/2039	2.450%	3,500,000	3,864,805
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Albert Einstein HealthCare Network
Series 2015
01/15/2045	5.250%	1,850,000	2,057,256
Meadowood Senior Living Project
Series 2018
12/01/2038	5.000%	1,270,000	1,434,249
Revenue Bonds
ACTS Retirement - Life Communities
Series 2020
11/15/2043	4.000%	1,000,000	1,127,160
11/15/2045	5.000%	3,500,000	4,222,400
Northampton County General Purpose Authority
Refunding Revenue Bonds
St. Luke’s University Health Network
Series 2018
08/15/2043	5.000%	675,000	813,065
08/15/2048	5.000%	1,500,000	1,792,500
Pennsylvania Economic Development Financing Authority
Refunding Revenue Bonds
Series 2017A
11/15/2042	4.000%	10,000,000	11,432,300
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Economic Development Financing Authority(e),(g)
Refunding Revenue Bonds
Tapestry Moon Senior Housing Project
Series 2018
12/01/2053	0.000%	5,625,000	4,218,750
Pennsylvania Economic Development Financing Authority(d)
Revenue Bonds
PA Bridges Finco LP
Series 2015
12/31/2038	5.000%	4,125,000	4,821,589
06/30/2042	5.000%	11,000,000	12,771,660
Pennsylvania Higher Educational Facilities Authority
Prerefunded 10/01/21 Revenue Bonds
Shippensburg University
Series 2011
10/01/2031	6.000%	2,000,000	2,077,740
Pennsylvania Housing Finance Agency
Refunding Revenue Bonds
Series 2016-120
10/01/2046	3.500%	1,150,000	1,215,918
Series 2017-124B
10/01/2042	3.650%	7,810,000	8,291,174
Revenue Bonds
Series 2019-130A
10/01/2034	2.500%	4,000,000	4,212,000
10/01/2039	2.700%	3,000,000	3,146,610
Series 2019-131A
04/01/2049	3.500%	3,095,000	3,361,356
Pennsylvania Turnpike Commission
Refunding Subordinated Revenue Bonds
Mass Transit Projects
Series 2016A-1
12/01/2041	5.000%	4,800,000	5,605,920
Revenue Bonds
Series 2014C
12/01/2044	5.000%	2,500,000	2,866,200
Series 2015B
12/01/2040	5.000%	2,500,000	2,925,575
Subordinated Series 2017B-1
06/01/2042	5.000%	3,000,000	3,606,870
Subordinated Series 2018B
12/01/2048	5.000%	5,000,000	6,055,800
Subordinated Series 2019A
12/01/2044	5.000%	10,000,000	12,384,900
Philadelphia Authority for Industrial Development
Refunding Revenue Bonds
Thomas Jefferson University
Series 2017
09/01/2042	5.000%	2,500,000	2,955,025

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	23

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
First Philadelphia Preparatory Charter School
Series 2014
06/15/2043	7.250%	750,000	865,455
Pocono Mountains Industrial Park Authority
Revenue Bonds
St. Luke’s Hospital-Monroe Project
Series 2015
08/15/2040	5.000%	1,450,000	1,633,034
Quakertown General Authority
Refunding Revenue Bonds
USDA Loan Anticipation Notes
Series 2017
07/01/2021	3.125%	3,500,000	3,475,605
School District of Philadelphia (The)
Limited General Obligation Bonds
Series 2018A
09/01/2038	5.000%	1,135,000	1,405,221
Series 2018B
09/01/2043	5.000%	515,000	626,904
State Public School Building Authority
Refunding Revenue Bonds
Philadelphia School District
Series 2016
06/01/2034	5.000%	3,000,000	3,650,820
School District of Philadelphia
Series 2016
06/01/2036	5.000%	4,800,000	5,817,168
Union County Hospital Authority
Revenue Bonds
Evangelical Community Hospital
Series 2018
08/01/2038	5.000%	3,065,000	3,549,423
Total			150,338,586
Puerto Rico 1.4%
Puerto Rico Electric Power Authority(g),(j)
Revenue Bonds
Series 2010XX
07/01/2040	0.000%	5,000,000	4,268,750
Series 2012A
07/01/2042	0.000%	6,505,000	5,545,512
Puerto Rico Sales Tax Financing Corp.(f),(j)
Revenue Bonds
Series 2018A-1
07/01/2046	0.000%	53,873,000	16,980,770
Puerto Rico Sales Tax Financing Corp. Sales Tax(j)
Revenue Bonds
Series 2019A-1
07/01/2058	5.000%	8,285,000	9,425,927
Total			36,220,959
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rhode Island 0.1%
Rhode Island Student Loan Authority(d)
Refunding Revenue Bonds
Series 2018A
12/01/2025	5.000%	1,200,000	1,440,912
South Carolina 0.5%
South Carolina Jobs-Economic Development Authority
Refunding Revenue Bonds
Bon Secours Mercy Health, Inc.
Series 2020
12/01/2046	5.000%	2,800,000	3,585,652
Revenue Bonds
York Preparatory Academy Project
Series 2014A
11/01/2045	7.250%	1,315,000	1,467,580
South Carolina Ports Authority(d)
Revenue Bonds
Series 2018
07/01/2043	5.000%	1,570,000	1,941,462
Series 2019B
07/01/2044	5.000%	4,080,000	5,117,666
South Carolina State Housing Finance & Development Authority
Revenue Bonds
Series 2020A
07/01/2040	3.000%	1,000,000	1,078,480
Total			13,190,840
South Dakota 0.5%
South Dakota Health & Educational Facilities Authority
Refunding Revenue Bonds
Avera Health
Series 2017
07/01/2042	4.000%	10,000,000	11,244,700
Sanford Obligated Group
Series 2015
11/01/2045	5.000%	1,580,000	1,834,775
Total			13,079,475
Tennessee 1.4%
Chattanooga Health Educational & Housing Facility Board
Refunding Revenue Bonds
Student Housing - CDFI Phase I
Series 2015
10/01/2035	5.000%	355,000	386,478
Greeneville Health & Educational Facilities Board
Refunding Revenue Bonds
Ballad Health Obligation Group
Series 2018
07/01/2037	5.000%	2,300,000	2,800,802
07/01/2040	4.000%	1,800,000	2,014,938

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Knox County Health Educational & Housing Facility Board
Refunding Revenue Bonds
East Tennessee Children’s Hospital
Series 2019
11/15/2048	4.000%	5,235,000	5,931,988
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Revenue Bonds
Vanderbilt University Medical Center
Series 2016
07/01/2046	5.000%	1,200,000	1,398,348
Series 2017A
07/01/2048	5.000%	835,000	991,838
Shelby County Health Educational & Housing Facilities Board
Revenue Bonds
Farms at Bailey Station (The)
Series 2019
10/01/2049	5.750%	10,000,000	10,128,400
Farms at Bailey Station Project (The)
Series 2019
10/01/2059	5.750%	3,000,000	3,007,830
Tennessee Housing Development Agency
Refunding Revenue Bonds
Issue 2
Series 2018
07/01/2042	3.850%	2,345,000	2,580,063
Revenue Bonds
3rd Issue
Series 2017
07/01/2042	3.600%	710,000	766,161
07/01/2047	3.650%	1,420,000	1,517,625
Series 2017-2B
07/01/2036	3.700%	2,980,000	3,264,023
Series 2018-1
07/01/2042	3.900%	890,000	985,239
Total			35,773,733
Texas 10.7%
Bexar County Health Facilities Development Corp.
Refunding Revenue Bonds
Army Retirement Residence Foundation
Series 2016
07/15/2031	4.000%	2,000,000	2,076,400
07/15/2036	4.000%	3,000,000	3,076,830
Series 2018
07/15/2033	5.000%	1,000,000	1,088,380
07/15/2037	5.000%	2,100,000	2,274,531
Central Texas Regional Mobility Authority
Refunding Revenue Bonds
Series 2016
01/01/2040	5.000%	2,500,000	2,905,875
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2016
01/01/2041	4.000%	2,295,000	2,514,310
Revenue Bonds
Senior Lien
Series 2015A
01/01/2040	5.000%	2,000,000	2,295,540
01/01/2045	5.000%	5,000,000	5,696,700
Central Texas Turnpike System(f)
Refunding Revenue Bonds
Series 2015B
08/15/2037	0.000%	2,000,000	1,048,820
Central Texas Turnpike System
Refunding Revenue Bonds
Series 2020A
08/15/2039	5.000%	4,825,000	6,302,656
Subordinated Series 2015C
08/15/2042	5.000%	2,500,000	2,811,075
City of Austin Airport System(d)
Revenue Bonds
Series 2017B
11/15/2041	5.000%	1,000,000	1,184,030
11/15/2046	5.000%	1,000,000	1,174,490
Series 2019B
11/15/2038	5.000%	6,175,000	7,777,598
11/15/2048	5.000%	7,850,000	9,678,579
City of Houston Airport System(d)
Refunding Revenue Bonds
Subordinated Series 2018C
07/01/2031	5.000%	1,525,000	1,909,879
Revenue Bonds
Subordinated Series 2018A
07/01/2041	5.000%	1,250,000	1,521,238
Subordinated Series 2020A
07/01/2047	4.000%	4,200,000	4,825,716
City of San Antonio Airport System(d)
Refunding Revenue Bonds
Lien
Subordinated Series 2019A
07/01/2030	5.000%	1,250,000	1,616,187
07/01/2031	5.000%	1,000,000	1,284,470
07/01/2032	5.000%	750,000	957,270
City of San Antonio Electric & Gas Systems
Refunding Revenue Bonds
Junior Lien
Series 2019
02/01/2034	5.000%	15,000,000	20,032,200
Clifton Higher Education Finance Corp.
Prerefunded 08/15/21 Revenue Bonds
Idea Public Schools
Series 2011
08/15/2031	5.500%	1,750,000	1,799,962

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	25

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Idea Public Schools
Series 2012
08/15/2032	5.000%	580,000	610,514
08/15/2042	5.000%	1,500,000	1,568,145
Series 2013
08/15/2033	6.000%	260,000	290,152
International Leadership
Series 2015
08/15/2038	5.750%	2,015,000	2,331,617
Series 2015A
12/01/2045	5.000%	400,000	434,916
County of Williamson
Unlimited General Obligation Bonds
Series 2020
02/15/2033	4.000%	11,240,000	13,888,032
Cypress-Fairbanks Independent School District
Unlimited General Obligation Refunding Bonds
Series 2020A
02/15/2031	5.000%	1,750,000	2,455,512
02/15/2032	5.000%	2,250,000	3,134,767
02/15/2033	3.000%	1,000,000	1,192,810
02/15/2034	3.000%	2,420,000	2,871,185
Dallas Love Field(d)
Revenue Bonds
Series 2017
11/01/2033	5.000%	1,000,000	1,182,650
11/01/2036	5.000%	1,000,000	1,175,900
Frisco Independent School District
Unlimited General Obligation Refunding Bonds
Texas Permanent School Fund Program
Series 2019
08/15/2039	4.000%	1,000,000	1,219,420
Harris County Flood Control District
Limited General Obligation Bonds
Series 2020A
10/01/2033	4.000%	1,700,000	2,126,955
10/01/2034	4.000%	2,250,000	2,807,235
Harris County Toll Road Authority (The)
Refunding Revenue Bonds
First Lien
Series 2021
08/15/2033	4.000%	1,470,000	1,855,846
08/15/2034	4.000%	1,000,000	1,258,370
08/15/2035	4.000%	1,000,000	1,254,450
Houston Higher Education Finance Corp.
Prerefunded 05/15/21 Revenue Bonds
Cosmos Foundation, Inc.
Series 2011
05/15/2031	6.500%	270,000	274,892
05/15/2031	6.500%	230,000	234,202
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Hope Cultural Education Facilities Finance Corp.
Prerefunded 04/01/25 Revenue Bonds
Collegiate Housing Tarleton State University
Series 2015
04/01/2047	5.000%	2,465,000	2,915,922
Refunding Revenue Bonds
Texas Children’s Health System
Series 2017A
08/15/2040	4.000%	3,610,000	4,170,597
Revenue Bonds
4-K Housing, Inc. Stoney Brook Project
Series 2017
07/01/2042	4.500%	1,000,000	853,720
07/01/2047	5.000%	1,000,000	899,950
07/01/2052	4.750%	1,500,000	1,275,345
Bridgemoor Plano Project
Series 2018
12/01/2053	7.250%	4,500,000	4,031,415
Cardinal Bay, Inc. - Village on the Park
Series 2016
07/01/2036	4.250%	1,500,000	1,081,860
07/01/2046	5.000%	4,485,000	3,287,864
07/01/2051	4.750%	5,235,000	3,574,929
MRC Senior Living-Langford Project
Series 2016
11/15/2036	5.375%	500,000	469,810
11/15/2046	5.500%	750,000	674,798
New Hope Cultural Education Facilities Finance Corp.(e)
Revenue Bonds
Jubilee Academic Center Project
Series 2017
08/15/2037	5.000%	530,000	535,109
North Texas Tollway Authority
Refunding Revenue Bonds
2nd Tier
Series 2015A
01/01/2038	5.000%	1,730,000	1,999,171
Series 2019A
01/01/2044	4.000%	13,500,000	15,662,430
Northside Independent School District
Unlimited General Obligation Refunding Bonds
Texas Permanent School Fund Program
Series 2019
08/15/2038	4.000%	1,235,000	1,487,916
Northwest Independent School District
Unlimited General Obligation Refunding Bonds
Series 2020
02/15/2035	4.000%	2,880,000	3,605,011
02/15/2037	4.000%	3,125,000	3,896,219
02/15/2039	4.000%	2,000,000	2,483,520
02/15/2045	4.000%	1,700,000	2,084,727

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Port Authority of Houston of Harris County(d)
Unlimited General Obligation Refunding Bonds
Series 2018A
10/01/2036	5.000%	4,000,000	5,162,680
Pottsboro Higher Education Finance Corp.
Revenue Bonds
Series 2016A
08/15/2036	5.000%	385,000	420,104
State of Texas(d)
Unlimited General Obligation Bonds
College Student Loan
Series 2019
08/01/2030	5.000%	7,175,000	9,397,313
08/01/2031	5.000%	7,535,000	9,880,495
State of Texas
Unlimited General Obligation Refunding Bonds
Transportation Commission Mobility Fund
Series 2017
10/01/2033	5.000%	11,300,000	14,398,573
Tarrant County Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
Trinity Terrace Project
Series 2014
10/01/2049	5.000%	750,000	817,433
Texas Municipal Gas Acquisition & Supply Corp. III(h)
Refunding Revenue Bonds
Senior
Series 2021
12/15/2031	5.000%	1,250,000	1,696,325
Texas Private Activity Bond Surface Transportation Corp.
Refunding Revenue Bonds
LBJ Infrastructure Group LLC I-635 Managed Lanes Project
Series 2020
06/30/2036	4.000%	1,500,000	1,792,080
06/30/2040	4.000%	500,000	586,445
Senior Lien - North Tarrant Express
Series 2019
12/31/2039	4.000%	2,000,000	2,331,260
Texas Private Activity Bond Surface Transportation Corp.(d)
Revenue Bonds
Segment 3C Project
Series 2019
06/30/2058	5.000%	17,200,000	20,922,940
Senior Lien - Blueridge Transportation Group LLC
Series 2016
12/31/2040	5.000%	2,000,000	2,296,520
12/31/2045	5.000%	2,250,000	2,562,750
12/31/2050	5.000%	1,930,000	2,190,569
12/31/2055	5.000%	6,515,000	7,381,365
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Texas Transportation Commission(f)
Revenue Bonds
First Tier Toll
Series 2019
08/01/2036	0.000%	950,000	566,846
08/01/2039	0.000%	600,000	302,640
Texas Water Development Board
Revenue Bonds
Master Trust
Series 2020
10/15/2033	4.000%	3,500,000	4,478,775
State Water Implementation Fund
Series 2018
10/15/2032	5.000%	5,105,000	6,710,574
Tomball Independent School District
Unlimited General Obligation Bonds
School Building
Series 2020
02/15/2037	4.000%	1,670,000	2,082,139
02/15/2045	4.000%	3,765,000	4,570,635
Total			283,559,080
Utah 0.9%
Salt Lake City Corp. Airport(d)
Revenue Bonds
Series 2017A
07/01/2042	5.000%	6,700,000	8,057,286
Series 2018-A
07/01/2043	5.000%	13,000,000	15,842,320
Total			23,899,606
Virginia 1.6%
Chesapeake Bay Bridge & Tunnel District
Revenue Bonds
1st Tier General Resolution
Series 2016
07/01/2046	5.000%	7,255,000	8,373,068
City of Chesapeake Expressway Toll Road
Revenue Bonds
Transportation System
Series 2012A
07/15/2047	5.000%	3,250,000	3,425,078
Virginia Small Business Financing Authority(d)
Revenue Bonds
Senior Lien - 95 Express Lane
Series 2017
01/01/2040	5.000%	7,500,000	7,781,325
Transform 66 P3 Project
Series 2017
12/31/2052	5.000%	19,125,000	22,523,130
Total			42,102,601

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	27

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington 4.3%
King County Housing Authority
Refunding Revenue Bonds
Series 2018
05/01/2038	3.750%	3,890,000	4,385,041
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	1,000,000	1,101,980
Port of Seattle(d)
Refunding Revenue Bonds
Intermediate Lien
Series 2017
05/01/2037	5.000%	6,000,000	7,197,000
State of Washington
Unlimited General Obligation Bonds
Motor Vehicle Fuel Tax
Series 2019D
06/01/2040	5.000%	5,000,000	6,494,150
Series 2015B
02/01/2039	5.000%	10,000,000	11,668,700
Series 2017D
02/01/2036	5.000%	6,505,000	8,100,547
Series 2020A
08/01/2037	5.000%	4,190,000	5,634,251
Series 2020C
02/01/2034	5.000%	9,725,000	13,066,510
Various Purpose
Series 2019C
02/01/2038	5.000%	5,000,000	6,482,200
Unlimited General Obligation Notes
Series 2019A
08/01/2040	5.000%	10,000,000	13,065,200
Washington Health Care Facilities Authority
Refunding Revenue Bonds
Seattle Cancer Care Alliance
Series 2020
09/01/2055	5.000%	10,000,000	12,722,200
Virginia Mason Medical Center
Series 2017
08/15/2042	4.000%	5,000,000	5,550,850
Washington State Housing Finance Commission(e)
Refunding Revenue Bonds
Nonprofit Housing-Mirabella
Series 2012
10/01/2047	6.750%	3,000,000	3,084,480
Presbyterian Retirement Co.
Series 2016
01/01/2046	5.000%	4,000,000	4,261,560
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Skyline 1st Hill Project
Series 2015
01/01/2035	5.750%	425,000	448,218
01/01/2045	6.000%	595,000	624,714
Revenue Bonds
Heron’s Key
Series 2015A
07/01/2050	7.000%	2,550,000	2,761,140
Transforming Age Projects
Series 2019A
01/01/2055	5.000%	3,500,000	3,796,520
Washington State Housing Finance Commission
Revenue Bonds
Transforming Age Projects
Series 2019
01/01/2026	2.375%	4,000,000	3,966,000
Total			114,411,261
Wisconsin 2.1%
Public Finance Authority
Refunding Revenue Bonds
Friends Homes
Series 2019
09/01/2039	5.000%	2,230,000	2,541,576
09/01/2054	5.000%	1,000,000	1,118,070
WakeMed Hospital
Series 2019A
10/01/2044	5.000%	3,000,000	3,657,510
10/01/2049	4.000%	2,690,000	3,007,178
Revenue Bonds
ACTS Retirement - Life Communities
Series 2020
11/15/2037	4.000%	2,000,000	2,285,680
Coral Academy Science Las Vegas
Series 2018
07/01/2055	5.000%	2,500,000	2,864,125
Rose Villa Project
Series 2014A
11/15/2049	6.000%	1,645,000	1,785,286
Public Finance Authority(e)
Refunding Revenue Bonds
Mary’s Woods at Marylhurst
Series 2017
05/15/2042	5.250%	410,000	440,602
05/15/2047	5.250%	220,000	235,514
Revenue Bonds
Wonderful Foundations Charter School Portfolio Projects
Series 2020
01/01/2055	5.000%	3,500,000	3,679,585

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Wisconsin
Unlimited General Obligation Bonds
Series 2020A
05/01/2039	4.000%	2,500,000	2,984,875
05/01/2040	4.000%	8,190,000	9,760,432
Wisconsin Center District(f)
Revenue Bonds
Junior Dedicated
Series 2020D (AGM)
12/15/2055	0.000%	15,000,000	4,329,900
Wisconsin Health & Educational Facilities Authority
Prerefunded 08/15/23 Revenue Bonds
Beaver Dam Community Hospitals
Series 2013A
08/15/2028	5.125%	3,375,000	3,786,109
Refunding Revenue Bonds
Saint John’s Communities, Inc.
Series 2015B
09/15/2045	5.000%	1,000,000	1,032,310
Revenue Bonds
Covenant Communities, Inc. Project
Series 2018A
07/01/2048	4.000%	4,665,000	4,830,281
Series 2018B
07/01/2033	4.250%	1,250,000	1,267,475
07/01/2043	4.500%	1,375,000	1,387,444
07/01/2048	5.000%	500,000	516,725
St. John’s Communities, Inc. Project
Series 2018A
09/15/2040	5.000%	550,000	580,052
09/15/2045	5.000%	1,000,000	1,050,250
Unrefunded Revenue Bonds
Medical College of Wisconsin
Series 2008A
12/01/2035	5.250%	300,000	301,080
Wisconsin Housing & Economic Development Authority
Refunding Revenue Bonds
Series 2020A
09/01/2035	2.700%	1,000,000	1,071,750
03/01/2039	3.000%	1,250,000	1,344,687
Total			55,858,496
Wyoming 0.0%
County of Laramie
Revenue Bonds
Cheyenne Regional Medical Center Project
Series 2012
05/01/2032	5.000%	1,000,000	1,012,080
Total Municipal Bonds (Cost $2,317,112,594)			2,489,773,607

Municipal Bonds Held in Trust 0.5%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Carolina 0.5%
North Carolina Medical Care Commission Health Care Facilities(k)
Revenue Bonds
Novant Health Obligated Group
Series 2019A
11/01/2049	4.000%	12,400,000	14,517,455
Total Municipal Bonds Held in Trust (Cost $13,662,515)			14,517,455

Municipal Short Term 0.1%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
California 0.1%
California Pollution Control Financing Authority(c),(d),(e)
Revenue Bonds
Republic Services, Inc. Project
Series 2018 (Mandatory Put 04/15/21)
11/01/2042	0.200%	3,000,000	3,000,300
Total Municipal Short Term (Cost $3,000,000)			3,000,300

Money Market Funds 0.8%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 0.010%(l)	477,633	477,585
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 0.026%(l)	19,549,802	19,549,802
Total Money Market Funds (Cost $20,027,420)		20,027,387
Total Investments in Securities (Cost $2,461,160,454)		2,638,441,267
Other Assets & Liabilities, Net		11,189,663
Net Assets		$2,649,630,930

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	29

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
At January 31, 2021, securities and/or cash totaling $2,806,500 were pledged as collateral.
Investments in derivatives
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(311)	03/2021	USD	(52,471,531)	688,983	—
U.S. Treasury 10-Year Note	(620)	03/2021	USD	(84,959,375)	347,572	—
U.S. Treasury 10-Year Note	(630)	03/2021	USD	(86,329,688)	—	(384,946)
Total					1,036,555	(384,946)
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended January 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Multi-Sector Municipal Income ETF
	21,099,869	—	—	376,649	21,476,518	—	259,319	952,818

(b)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(c)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of January 31, 2021.
(d)	Income from this security may be subject to alternative minimum tax.
(e)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At January 31, 2021, the total value of these securities amounted to $68,456,989, which represents 2.58% of total net assets.
(f)	Zero coupon bond.
(g)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At January 31, 2021, the total value of these securities amounted to $18,430,012, which represents 0.70% of total net assets.
(h)	Represents a security purchased on a when-issued basis.
(i)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of January 31, 2021.
(j)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At January 31, 2021, the total value of these securities amounted to $36,220,959, which represents 1.37% of total net assets.
(k)	The Fund entered into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The municipal bonds transferred to the trusts remain in the Fund’s Portfolio of Investments.
(l)	The rate shown is the seven-day current annualized yield at January 31, 2021.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Note
FGIC	Financial Guaranty Insurance Corporation
FHA	Federal Housing Authority
GNMA	Government National Mortgage Association
MTA	Monthly Treasury Average
NPFGC	National Public Finance Guarantee Corporation
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
January 31, 2021 (Unaudited)
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Exchange-Traded Fixed Income Funds	87,102,518	—	—	87,102,518
Floating Rate Notes	—	24,020,000	—	24,020,000
Municipal Bonds	—	2,489,773,607	—	2,489,773,607
Municipal Bonds Held in Trust	—	14,517,455	—	14,517,455
Municipal Short Term	—	3,000,300	—	3,000,300
Money Market Funds	20,027,387	—	—	20,027,387
Total Investments in Securities	107,129,905	2,531,311,362	—	2,638,441,267
Investments in Derivatives
Asset
Futures Contracts	1,036,555	—	—	1,036,555
Liability
Futures Contracts	(384,946)	—	—	(384,946)
Total	107,781,514	2,531,311,362	—	2,639,092,876
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	31

Statement of Assets and Liabilities
January 31, 2021 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,441,220,875)	$2,616,964,749
Affiliated issuers (cost $19,939,579)	21,476,518
Cash	75,111
Margin deposits on:
Futures contracts	2,806,500
Receivable for:
Investments sold	5,015
Capital shares sold	9,277,523
Interest	22,472,034
Variation margin for futures contracts	535,844
Expense reimbursement due from Investment Manager	135
Prepaid expenses	36,577
Other assets	19,814
Total assets	2,673,669,820
Liabilities
Short-term floating rate notes outstanding	9,300,000
Payable for:
Investments purchased on a delayed delivery basis	6,125,786
Capital shares purchased	3,224,536
Distributions to shareholders	5,060,401
Management services fees	32,679
Distribution and/or service fees	8,517
Transfer agent fees	138,458
Compensation of board members	102,074
Compensation of chief compliance officer	259
Other expenses	46,180
Total liabilities	24,038,890
Net assets applicable to outstanding capital stock	$2,649,630,930
Represented by
Paid in capital	2,486,274,083
Total distributable earnings (loss)	163,356,847
Total - representing net assets applicable to outstanding capital stock	$2,649,630,930
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

Statement of Assets and Liabilities  (continued)
January 31, 2021 (Unaudited)
Class A
Net assets	$880,359,536
Shares outstanding	51,593,000
Net asset value per share	$17.06
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$17.59
Advisor Class
Net assets	$67,217,123
Shares outstanding	3,944,894
Net asset value per share	$17.04
Class C
Net assets	$91,321,277
Shares outstanding	5,348,104
Net asset value per share	$17.08
Institutional Class
Net assets	$1,408,818,567
Shares outstanding	82,726,790
Net asset value per share	$17.03
Institutional 2 Class
Net assets	$46,491,414
Shares outstanding	2,729,464
Net asset value per share	$17.03
Institutional 3 Class
Net assets	$155,423,013
Shares outstanding	9,111,735
Net asset value per share	$17.06
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	33

Statement of Operations
Six Months Ended January 31, 2021 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$507,181
Dividends — affiliated issuers	259,319
Interest	37,577,783
Total income	38,344,283
Expenses:
Management services fees	5,587,782
Distribution and/or service fees
Class A	1,054,518
Class C	462,029
Transfer agent fees
Class A	273,296
Advisor Class	20,417
Class C	29,917
Institutional Class	417,466
Institutional 2 Class	13,050
Institutional 3 Class	4,939
Compensation of board members	39,267
Custodian fees	5,580
Printing and postage fees	37,031
Registration fees	120,426
Audit fees	14,750
Legal fees	11,178
Interest on inverse floater program	23,200
Compensation of chief compliance officer	259
Other	52,036
Total expenses	8,167,141
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(24,150)
Fees waived by transfer agent
Institutional 2 Class	(419)
Institutional 3 Class	(1,756)
Total net expenses	8,140,816
Net investment income	30,203,467
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,878,166
Futures contracts	(729,710)
Net realized gain	1,148,456
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	55,277,931
Investments — affiliated issuers	376,649
Futures contracts	651,609
Net change in unrealized appreciation (depreciation)	56,306,189
Net realized and unrealized gain	57,454,645
Net increase in net assets resulting from operations	$87,658,112
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

Statement of Changes in Net Assets
	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020
Operations
Net investment income	$30,203,467	$60,845,681
Net realized gain (loss)	1,148,456	(127,527)
Net change in unrealized appreciation (depreciation)	56,306,189	23,321,218
Net increase in net assets resulting from operations	87,658,112	84,039,372
Distributions to shareholders
Net investment income and net realized gains
Class A	(9,880,234)	(24,322,684)
Advisor Class	(817,722)	(1,578,706)
Class C	(730,350)	(1,886,047)
Institutional Class	(16,726,034)	(36,033,554)
Institutional 2 Class	(599,217)	(1,544,436)
Institutional 3 Class	(1,757,464)	(2,332,717)
Total distributions to shareholders	(30,511,021)	(67,698,144)
Increase in net assets from capital stock activity	222,286,779	419,651,377
Total increase in net assets	279,433,870	435,992,605
Net assets at beginning of period	2,370,197,060	1,934,204,455
Net assets at end of period	$2,649,630,930	$2,370,197,060
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	35

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	January 31, 2021 (Unaudited)		July 31, 2020
	Shares(a)	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,972,497	66,395,683	9,607,100	157,811,887
Distributions reinvested	571,048	9,541,280	1,432,022	23,570,925
Redemptions	(3,488,088)	(58,247,150)	(8,583,920)	(139,228,952)
Net increase	1,055,457	17,689,813	2,455,202	42,153,860
Advisor Class
Subscriptions	956,064	15,912,479	2,355,039	38,536,811
Distributions reinvested	48,966	817,192	95,603	1,571,738
Redemptions	(666,729)	(11,106,800)	(1,674,232)	(27,178,478)
Net increase	338,301	5,622,871	776,410	12,930,071
Class C
Subscriptions	577,447	9,643,158	2,069,780	34,125,839
Distributions reinvested	38,894	650,076	103,023	1,696,573
Redemptions	(758,478)	(12,717,057)	(1,065,172)	(17,365,132)
Net increase (decrease)	(142,137)	(2,423,823)	1,107,631	18,457,280
Institutional Class
Subscriptions	17,206,675	286,814,748	46,480,420	761,076,389
Distributions reinvested	833,266	13,898,916	1,792,464	29,430,614
Redemptions	(8,452,762)	(140,882,539)	(31,719,003)	(507,385,098)
Net increase	9,587,179	159,831,125	16,553,881	283,121,905
Institutional 2 Class
Subscriptions	530,537	8,862,849	2,175,766	35,519,221
Distributions reinvested	35,947	599,188	93,978	1,544,023
Redemptions	(917,711)	(15,181,523)	(1,564,182)	(24,310,392)
Net increase (decrease)	(351,227)	(5,719,486)	705,562	12,752,852
Institutional 3 Class
Subscriptions	3,313,677	55,173,278	4,677,514	76,252,717
Distributions reinvested	61,873	1,033,988	133,163	2,189,651
Redemptions	(535,873)	(8,920,987)	(1,745,768)	(28,206,959)
Net increase	2,839,677	47,286,279	3,064,909	50,235,409
Total net increase	13,327,250	222,286,779	24,663,595	419,651,377

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

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Columbia Strategic Municipal Income Fund | Semiannual Report 2021	37

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A(c)
Six Months Ended 1/31/2021 (Unaudited)	$16.69	0.19	0.37	0.56	(0.19)	—	(0.19)
Year Ended 7/31/2020	$16.48	0.44	0.25	0.69	(0.44)	(0.04)	(0.48)
Year Ended 7/31/2019	$15.98	0.52	0.54	1.06	(0.52)	(0.04)	(0.56)
Year Ended 7/31/2018	$16.10	0.56	(0.08)	0.48	(0.56)	(0.04)	(0.60)
Year Ended 7/31/2017	$16.73	0.56	(0.59)	(0.03)	(0.56)	(0.04)	(0.60)
Year Ended 7/31/2016	$16.09	0.64	0.68	1.32	(0.64)	(0.04)	(0.68)
Advisor Class(c)
Six Months Ended 1/31/2021 (Unaudited)	$16.67	0.21	0.38	0.59	(0.22)	—	(0.22)
Year Ended 7/31/2020	$16.46	0.48	0.25	0.73	(0.48)	(0.04)	(0.52)
Year Ended 7/31/2019	$15.95	0.56	0.55	1.11	(0.56)	(0.04)	(0.60)
Year Ended 7/31/2018	$16.08	0.56	(0.05)	0.51	(0.60)	(0.04)	(0.64)
Year Ended 7/31/2017	$16.70	0.60	(0.58)	0.02	(0.60)	(0.04)	(0.64)
Year Ended 7/31/2016	$16.06	0.68	0.68	1.36	(0.68)	(0.04)	(0.72)
Class C(c)
Six Months Ended 1/31/2021 (Unaudited)	$16.71	0.13	0.37	0.50	(0.13)	—	(0.13)
Year Ended 7/31/2020	$16.49	0.32	0.26	0.58	(0.32)	(0.04)	(0.36)
Year Ended 7/31/2019	$15.99	0.40	0.54	0.94	(0.40)	(0.04)	(0.44)
Year Ended 7/31/2018	$16.11	0.40	(0.04)	0.36	(0.44)	(0.04)	(0.48)
Year Ended 7/31/2017	$16.73	0.44	(0.58)	(0.14)	(0.44)	(0.04)	(0.48)
Year Ended 7/31/2016	$16.10	0.52	0.67	1.19	(0.52)	(0.04)	(0.56)
Institutional Class(c)
Six Months Ended 1/31/2021 (Unaudited)	$16.66	0.21	0.37	0.58	(0.21)	—	(0.21)
Year Ended 7/31/2020	$16.45	0.48	0.25	0.73	(0.48)	(0.04)	(0.52)
Year Ended 7/31/2019	$15.94	0.56	0.55	1.11	(0.56)	(0.04)	(0.60)
Year Ended 7/31/2018	$16.07	0.56	(0.05)	0.51	(0.60)	(0.04)	(0.64)
Year Ended 7/31/2017	$16.69	0.60	(0.58)	0.02	(0.60)	(0.04)	(0.64)
Year Ended 7/31/2016	$16.05	0.68	0.68	1.36	(0.68)	(0.04)	(0.72)
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Six Months Ended 1/31/2021 (Unaudited)	$17.06	3.48%	0.79%(d),(e)	0.79%(d),(e)	2.32%(d)	6%	$880,360
Year Ended 7/31/2020	$16.69	4.25%	0.80%(f)	0.80%(f),(g)	2.66%	32%	$843,707
Year Ended 7/31/2019	$16.48	7.05%	0.81%	0.81%	3.23%	30%	$792,540
Year Ended 7/31/2018	$15.98	2.98%	0.81%	0.81%(g)	3.37%	19%	$718,879
Year Ended 7/31/2017	$16.10	(0.09%)	0.83%(e)	0.82%(e),(g)	3.57%	27%	$636,647
Year Ended 7/31/2016	$16.73	8.45%	0.84%(e)	0.80%(e),(g)	3.89%	11%	$654,691
Advisor Class(c)
Six Months Ended 1/31/2021 (Unaudited)	$17.04	3.49%	0.54%(d),(e)	0.54%(d),(e)	2.56%(d)	6%	$67,217
Year Ended 7/31/2020	$16.67	4.77%	0.55%(f)	0.55%(f),(g)	2.91%	32%	$60,124
Year Ended 7/31/2019	$16.46	7.06%	0.56%	0.56%	3.47%	30%	$46,584
Year Ended 7/31/2018	$15.95	3.24%	0.57%	0.57%(g)	3.63%	19%	$31,934
Year Ended 7/31/2017	$16.08	0.16%	0.59%(e)	0.57%(e),(g)	3.83%	27%	$12,765
Year Ended 7/31/2016	$16.70	8.99%	0.60%(e)	0.55%(e),(g)	4.07%	11%	$8,841
Class C(c)
Six Months Ended 1/31/2021 (Unaudited)	$17.08	2.96%	1.54%(d),(e)	1.54%(d),(e)	1.57%(d)	6%	$91,321
Year Ended 7/31/2020	$16.71	3.73%	1.55%(f)	1.55%(f),(g)	1.91%	32%	$91,717
Year Ended 7/31/2019	$16.49	5.98%	1.56%	1.56%	2.48%	30%	$72,283
Year Ended 7/31/2018	$15.99	2.22%	1.56%	1.56%(g)	2.61%	19%	$59,720
Year Ended 7/31/2017	$16.11	(0.59%)	1.58%(e)	1.58%(e),(g)	2.82%	27%	$48,398
Year Ended 7/31/2016	$16.73	7.64%	1.59%(e)	1.55%(e),(g)	3.12%	11%	$28,896
Institutional Class(c)
Six Months Ended 1/31/2021 (Unaudited)	$17.03	3.43%	0.54%(d),(e)	0.54%(d),(e)	2.57%(d)	6%	$1,408,819
Year Ended 7/31/2020	$16.66	4.77%	0.55%(f)	0.55%(f),(g)	2.91%	32%	$1,218,644
Year Ended 7/31/2019	$16.45	7.06%	0.56%	0.56%	3.46%	30%	$930,894
Year Ended 7/31/2018	$15.94	3.24%	0.57%	0.57%(g)	3.62%	19%	$556,945
Year Ended 7/31/2017	$16.07	0.40%	0.59%(e)	0.58%(e),(g)	3.84%	27%	$292,664
Year Ended 7/31/2016	$16.69	8.73%	0.60%(e)	0.55%(e),(g)	4.09%	11%	$119,993
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	39

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class(c)
Six Months Ended 1/31/2021 (Unaudited)	$16.66	0.21	0.38	0.59	(0.22)	—	(0.22)
Year Ended 7/31/2020	$16.45	0.48	0.25	0.73	(0.48)	(0.04)	(0.52)
Year Ended 7/31/2019	$15.94	0.56	0.55	1.11	(0.56)	(0.04)	(0.60)
Year Ended 7/31/2018	$16.07	0.56	(0.05)	0.51	(0.60)	(0.04)	(0.64)
Year Ended 7/31/2017	$16.70	0.60	(0.59)	0.01	(0.60)	(0.04)	(0.64)
Year Ended 7/31/2016	$16.07	0.68	0.67	1.35	(0.68)	(0.04)	(0.72)
Institutional 3 Class(c)
Six Months Ended 1/31/2021 (Unaudited)	$16.69	0.22	0.37	0.59	(0.22)	—	(0.22)
Year Ended 7/31/2020	$16.47	0.48	0.26	0.74	(0.48)	(0.04)	(0.52)
Year Ended 7/31/2019	$15.97	0.56	0.58	1.14	(0.60)	(0.04)	(0.64)
Year Ended 7/31/2018	$16.10	0.60	(0.09)	0.51	(0.60)	(0.04)	(0.64)
Year Ended 7/31/2017(h)	$15.80	0.24	0.30	0.54	(0.24)	—	(0.24)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Annualized.
(e)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(f)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class(c)
Six Months Ended 1/31/2021 (Unaudited)	$17.03	3.43%	0.53%(d),(e)	0.53%(d),(e)	2.58%(d)	6%	$46,491
Year Ended 7/31/2020	$16.66	4.78%	0.54%(f)	0.54%(f)	2.91%	32%	$51,339
Year Ended 7/31/2019	$16.45	7.06%	0.55%	0.55%	3.45%	30%	$39,068
Year Ended 7/31/2018	$15.94	3.23%	0.57%	0.57%	3.61%	19%	$12,762
Year Ended 7/31/2017	$16.07	0.41%	0.58%(e)	0.58%(e)	3.82%	27%	$9,597
Year Ended 7/31/2016	$16.70	8.45%	0.57%(e)	0.56%(e)	4.08%	11%	$6,129
Institutional 3 Class(c)
Six Months Ended 1/31/2021 (Unaudited)	$17.06	3.63%	0.48%(d),(e)	0.48%(d),(e)	2.62%(d)	6%	$155,423
Year Ended 7/31/2020	$16.69	4.58%	0.49%(f)	0.49%(f)	2.96%	32%	$104,667
Year Ended 7/31/2019	$16.47	7.38%	0.50%	0.50%	3.52%	30%	$52,836
Year Ended 7/31/2018	$15.97	3.02%	0.52%	0.52%	3.67%	19%	$33,118
Year Ended 7/31/2017(h)	$16.10	3.66%	0.57%(d),(f)	0.55%(d),(f)	3.94%(d)	27%	$65
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	41

Notes to Financial Statements
January 31, 2021 (Unaudited)
Note 1. Organization
Columbia Strategic Municipal Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
42	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	43

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
44	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,036,555*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	384,946*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended January 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(729,710)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	651,609
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended January 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	182,237,484

*	Based on the ending quarterly outstanding amounts for the six months ended January 31, 2021.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Inverse floater program
The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund’s investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption “Short-term floating rate notes outstanding” in the Statement of Assets and Liabilities. The liability approximates the fair market value of the short-term
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	45

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at January 31, 2021 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the six months ended January 31, 2021, the average value of short-term floating rate notes outstanding was $9,300,000 and the annualized average interest rate and fees related to these short-term floating rate notes were 0.14% and 0.49%, respectively.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
46	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.29% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended January 31, 2021 was 0.45% of the Fund’s average daily net assets.
To the extent the Fund invests a portion of its assets in affiliated mutual funds, exchange-traded funds and closed-end funds that pay a management services fee or, where applicable, an advisory fee to the Investment Manager, the Investment Manager has voluntarily agreed to waive net management services fees (management services fees, less reimbursements/waivers) or, where applicable, the net investment advisory services fees, (investment advisory services fees, less reimbursements/waivers) charged to such affiliated fund(s). The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	47

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective December 1, 2020 through November 30, 2021, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the six months ended January 31, 2021, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.06
Advisor Class	0.06
Class C	0.06
Institutional Class	0.06
Institutional 2 Class	0.05
Institutional 3 Class	0.00
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2021, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
48	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $385,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended January 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	256,131
Class C	—	1.00(b)	2,416

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through November 30, 2021
Class A	0.80%
Advisor Class	0.55
Class C	1.55
Institutional Class	0.55
Institutional 2 Class	0.54
Institutional 3 Class	0.49
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective December 1, 2020 through November 30, 2021, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	49

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
At January 31, 2021, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,461,160,000	193,851,000	(15,918,000)	177,933,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at July 31, 2020 as arising on August 1, 2020.
Late year ordinary losses ($)	Post-October capital losses ($)
—	4,752,271
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $340,531,836 and $147,118,256, respectively, for the six months ended January 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended January 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the
50	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended January 31, 2021.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	51

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and other natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects.
52	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
January 31, 2021 (Unaudited)
Shareholder concentration risk
At January 31, 2021, one unaffiliated shareholder of record owned 10.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 47.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Strategic Municipal Income Fund | Semiannual Report 2021	53

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	39,328,043,938	454,200,292	0
Kathleen Blatz	39,337,937,974	444,306,256	0
Pamela G. Carlton	39,344,288,391	437,955,839	0
Janet Langford Carrig	39,329,254,400	452,989,830	0
J. Kevin Connaughton	39,252,004,295	530,239,934	0
Olive M. Darragh	39,268,887,557	513,356,673	0
Patricia M. Flynn	39,330,975,954	451,268,276	0
Brian J. Gallagher	39,331,403,614	450,840,615	0
Douglas A. Hacker	39,242,844,166	539,400,064	0
Nancy T. Lukitsh	39,349,165,585	433,078,645	0
David M. Moffett	39,309,904,442	472,339,788	0
Catherine James Paglia	39,328,739,370	453,504,860	0
Anthony M. Santomero	39,306,518,896	475,725,334	0
Minor M. Shaw	39,303,595,918	478,648,312	0
Natalie A. Trunow	39,352,416,062	429,828,167	0
Sandra Yeager	39,356,131,780	426,112,449	0
Christopher O. Petersen	39,337,621,211	444,623,019	0
54	Columbia Strategic Municipal Income Fund | Semiannual Report 2021

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Strategic Municipal Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR118_07_L01_(03/21)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust II
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	March 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	March 24, 2021
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	March 24, 2021
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	March 24, 2021